RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                            THE CHASE MANHATTAN BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 2001




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-RZ3



                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

               Section 1.01. Definitions...................................................-4-
                      Accrued Certificate Interest.........................................-4-
                      Adjusted Mortgage Rate...............................................-5-
                      Adjusted Net WAC Rate................................................-5-
                      Advance..............................................................-5-
                      Affiliate............................................................-5-
                      Agreement............................................................-5-
                      Amount Held for Future Distribution..................................-6-
                      Appraised Value......................................................-6-
                      Assignment...........................................................-6-
                      Assignment Agreement.................................................-6-
                      Available Distribution Amount........................................-6-
                      Bankruptcy Code......................................................-6-
                      Book-Entry Certificate...............................................-7-
                      Business Day.........................................................-7-
                      Cash Liquidation.....................................................-7-
                      Certificate..........................................................-7-
                      Certificate Account..................................................-7-
                      Certificate Account Deposit Date.....................................-7-
                      Certificateholder or Holder..........................................-7-
                      Certificate Owner....................................................-8-
                      Certificate Principal Balance........................................-8-
                      Certificate Register and Certificate Registrar.......................-8-
                      Class  ..............................................................-8-
                      Class A Certificates.................................................-8-
                      Class A-1 Certificate................................................-8-
                      Class A-2 Certificate................................................-8-
                      Class A-3 Certificate................................................-9-
                      Class A-4 Certificate................................................-9-
                      Class A-5 Certificate................................................-9-
                      Class A-IO Certificate...............................................-9-
                      Class A Interest Distribution Amount.................................-9-
                      Class A Principal Distribution Amount................................-9-
                      Class B Certificate.................................................-10-
                      Class B Interest Distribution Amount................................-10-
                      Class B Net WAC Shortfall...........................................-10-
                      Class B Net WAC Shortfall Carry-Forward Amount......................-10-
                      Class B Principal Distribution Amount...............................-10-


                                             (i)




                      Class M Certificates................................................-10-
                      Class M-1 Certificate...............................................-11-
                      Class M-1 Interest Distribution Amount..............................-11-
                      Class M-1 Principal Distribution Amount.............................-11-
                      Class M-2 Certificate...............................................-11-
                      Class M-2 Interest Distribution Amount..............................-11-
                      Class M-2 Principal Distribution Amount.............................-11-
                      Class M-3 Certificate...............................................-12-
                      Class M-3 Interest Distribution Amount..............................-12-
                      Class M-3 Principal Distribution Amount.............................-12-
                      Class R Certificate.................................................-12-
                      Class R-I Certificate...............................................-12-
                      Class R-II Certificate..............................................-13-
                      Class R-III Certificate.............................................-13-
                      Class SB Certificate................................................-13-
                      Closing Date........................................................-13-
                      Code   .............................................................-13-
                      Compensating Interest...............................................-13-
                      Corporate Trust Office..............................................-13-
                      Current Specified Overcollateralization Percentage..................-13-
                      Curtailment.........................................................-14-
                      Custodial Account...................................................-14-
                      Custodial Agreement.................................................-14-
                      Custodian...........................................................-14-
                      Cut-off Date........................................................-14-
                      Cut-off Date Balance................................................-14-
                      Cut-off Date Principal Balance......................................-14-
                      Debt Service Reduction..............................................-14-
                      Deficient Valuation.................................................-14-
                      Definitive Certificate..............................................-14-
                      Deleted Mortgage Loan...............................................-14-
                      Delinquent..........................................................-14-
                      Depository..........................................................-15-
                      Depository Participant..............................................-15-
                      Destroyed Mortgage Note.............................................-15-
                      Determination Date..................................................-15-
                      Disqualified Organization...........................................-15-
                      Distribution Date...................................................-16-
                      Diverted Excess Spread..............................................-16-
                      Due Date............................................................-16-
                      Due Period..........................................................-16-
                      Eligible Account....................................................-16-
                      ERISA  .............................................................-16-
                      Event of Default....................................................-16-
                      Excess Cash Flow....................................................-16-
                      Excess Fraud Loss...................................................-17-


                                      (ii)




                      Excess Loss.........................................................-17-
                      Exchange Date.......................................................-17-
                      Excess Special Hazard Loss..........................................-17-
                      Extraordinary Events................................................-17-
                      Extraordinary Losses................................................-18-
                      Fannie Mae..........................................................-18-
                      FASIT  .............................................................-18-
                      FDIC   .............................................................-18-
                      FHA    .............................................................-18-
                      Final Distribution Date.............................................-18-
                      Final Scheduled Distribution Date...................................-18-
                      Fitch  .............................................................-18-
                      Foreclosure Profits.................................................-18-
                      Fraud Loss Amount...................................................-19-
                      Fraud Losses........................................................-19-
                      Freddie Mac.........................................................-19-
                      HomeComings.........................................................-19-
                      Independent.........................................................-19-
                      Initial Certificate Principal Balance...............................-20-
                      Insurance Proceeds..................................................-20-
                      Interest Accrual Period.............................................-20-
                      Interest Distribution Amount........................................-20-
                      Interim Certificates................................................-20-
                      Late Collections....................................................-20-
                      Liquidation Proceeds................................................-20-
                      Loan-to-Value Ratio.................................................-20-
                      Marker Rate.........................................................-20-
                      Maturity Date.......................................................-21-
                      MERS   .............................................................-21-
                      MERS(R)System.......................................................-21-
                      MIN    .............................................................-21-
                      Modified Mortgage Loan..............................................-22-
                      Modified Net Mortgage Rate..........................................-22-
                      MOM Loan............................................................-22-
                      Monthly Payment.....................................................-22-
                      Moody's.............................................................-22-
                      Mortgage............................................................-22-
                      Mortgage File.......................................................-22-
                      Mortgage Loans......................................................-22-
                      Mortgage Loan Schedule..............................................-22-
                      Mortgage Note.......................................................-23-
                      Mortgage Rate.......................................................-23-
                      Mortgaged Property..................................................-24-
                      Mortgagor...........................................................-24-
                      Net Mortgage Rate...................................................-24-
                      Non-Primary Residence Loans.........................................-24-


                                            (iii)




                      Non-United States Person............................................-24-
                      Nonrecoverable Advance..............................................-24-
                      Nonsubserviced Mortgage Loan........................................-24-
                      Notional Amount.....................................................-24-
                      Officers' Certificate...............................................-24-
                      Opinion of Counsel..................................................-24-
                      Outstanding Mortgage Loan...........................................-25-
                      Overcollateralization Amount........................................-25-
                      Overcollateralization Increase Amount...............................-25-
                      Ownership Interest..................................................-25-
                      Pass-Through Rate...................................................-25-
                      Paying Agent........................................................-27-
                      Percentage Interest.................................................-27-
                      Permitted Investments...............................................-28-
                      Permitted Transferee................................................-29-
                      Person .............................................................-29-
                      Placement Agent.....................................................-29-
                      Pool Stated Principal Balance.......................................-29-
                      Prepayment Assumption...............................................-29-
                      Prepayment Interest Shortfall.......................................-29-
                      Prepayment Period...................................................-30-
                      Primary Insurance Policy............................................-30-
                      Principal Distribution Amount.......................................-30-
                      Principal Prepayment................................................-30-
                      Principal Prepayment in Full........................................-31-
                      Principal Remittance Amount.........................................-31-
                      Program Guide.......................................................-31-
                      Purchase Price......................................................-31-
                      Qualified Substitute Mortgage Loan..................................-31-
                      Rating Agency.......................................................-31-
                      Realized Loss.......................................................-32-
                      Record Date.........................................................-32-
                      Regular Certificates................................................-32-
                      Regular Interest....................................................-32-
                      Relief Act..........................................................-32-
                      REMIC  .............................................................-32-
                      REMIC Administrator.................................................-33-
                      REMIC I.............................................................-33-
                      REMIC I Regular Interest LT-1.......................................-33-
                      REMIC I Regular Interest LT-2.......................................-33-
                      REMIC II............................................................-34-
                      REMIC II Interest Loss Allocation Amount............................-34-
                      REMIC II  Overcollateralization Amount..............................-34-
                      REMIC II Principal Loss Allocation Amount...........................-35-
                      REMIC II Regular Interest MT-1......................................-35-
                      REMIC II Regular Interest MT-2......................................-35-


                                      (iv)




                      REMIC II Regular Interest MT-3......................................-35-
                      REMIC II Regular Interest MT-4......................................-35-
                      REMIC II Regular Interest MT-5......................................-35-
                      REMIC II Regular Interest MT-6......................................-35-
                      REMIC II Regular Interest MT-7......................................-36-
                      REMIC II Regular Interest MT-8......................................-36-
                      REMIC II Regular Interest MT-9......................................-36-
                      REMIC II Regular Interest MT-10.....................................-36-
                      REMIC II Regular Interest MT-11.....................................-36-
                      REMIC II Regular Interest MT-11 Maximum Interest Deferral Amount....-36-
                      REMIC II Required Overcollateralization Amount......................-37-
                      REMIC III...........................................................-37-
                      REMIC Provisions....................................................-37-
                      REO Acquisition.....................................................-37-
                      REO Disposition.....................................................-38-
                      REO Imputed Interest................................................-38-
                      REO Proceeds........................................................-38-
                      REO Property........................................................-38-
                      Repurchase Event....................................................-38-
                      Request for Release.................................................-38-
                      Required Insurance Policy...........................................-38-
                      Required Overcollateralization Amount...............................-38-
                      Reserve Fund........................................................-38-
                      Reserve Fund Deposit................................................-38-
                      Reserve Fund Residual Right.........................................-38-
                      Residential Funding.................................................-38-
                      Responsible Officer.................................................-39-
                      Servicing Accounts..................................................-39-
                      Servicing Advances..................................................-39-
                      Servicing Fee.......................................................-39-
                      Servicing Fee Rate..................................................-39-
                      Servicing Modification..............................................-39-
                      Servicing Officer...................................................-39-
                      Sixty-Plus Delinquency Percentage...................................-39-
                      Special Hazard Amount...............................................-40-
                      Special Hazard Loss.................................................-40-
                      Standard & Poor's...................................................-40-
                      Startup Date........................................................-41-
                      Stated Principal Balance............................................-41-
                      Stepdown Date.......................................................-41-
                      Step-Up Date........................................................-41-
                      Subordination.......................................................-41-
                      Subserviced Mortgage Loan...........................................-41-
                      Subservicer.........................................................-41-
                      Subservicer Advance.................................................-41-


                                             (v)




                      Subservicing Account................................................-41-
                      Subservicing Agreement..............................................-42-
                      Subservicing Fee....................................................-42-
                      Tax Returns.........................................................-42-
                      Transfer............................................................-42-
                      Transferee..........................................................-42-
                      Transferor..........................................................-42-
                      Trigger Event.......................................................-42-
                      Trust Fund..........................................................-43-
                      Uniform Single Attestation Program for Mortgage Bankers.............-43-
                      Uncertificated Accrued Interest.....................................-43-
                      Uncertificated Notional Amount......................................-43-
                      Uncertificated Pass-Through Rate....................................-44-
                      Uncertificated Principal Balance....................................-44-
                      Uncertificated REMIC I Pass-Through Rate............................-44-
                      Uncertificated REMIC II Pass-Through Rate...........................-44-
                      Uncertificated Regular Interests....................................-44-
                      Uninsured Cause.....................................................-44-
                      United States Person................................................-45-
                      VA     .............................................................-45-
                      Voting Rights.......................................................-45-
                      Weighted Average Net Mortgage Rate..................................-45-

                                   ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans.................................-46-
               Section 2.02. Acceptance by Trustee........................................-49-
               Section 2.03. Representations, Warranties and Covenants of the Master
                                Servicer and the Depositor ...............................-51-
               Section 2.04. Representations and Warranties of Residential Funding........-53-
               Section 2.05. Execution and Authentication of Certificates; Conveyance of
                                Uncertificated REMIC Regular Interests....................-55-

                                         ARTICLE III

                          ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer...........................-57-
               Section 3.02. Subservicing Agreements Between Master Servicer and
                                Subservicers; Enforcement of Subservicers' Obligations;
                                Special Servicing.............. ..........................-58-
               Section 3.03. Successor Subservicers.......................................-59-
               Section 3.04. Liability of the Master Servicer.............................-60-


                                      (vi)




               Section 3.05. No Contractual Relationship Between Subservicer and
                                Trustee or Certificateholders ............................-60-
               Section 3.06. Assumption or Termination of Subservicing Agreements by
                                Trustee ..................................................-60-
               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits
                                to Custodial Account......................................-61-
               Section 3.08. Subservicing Accounts; Servicing Accounts....................-63-
               Section 3.09. Access to Certain Documentation and Information Regarding
                                the Mortgage Loans........................................-65-
               Section 3.10. Permitted Withdrawals from the Custodial Account.............-65-
               Section 3.11. Maintenance of Primary Insurance Coverage....................-67-
               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity
                                Coverage .................................................-67-
               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                                 Modification Agreements; Certain Assignments.............-69-
               Section 3.14. Realization Upon Defaulted Mortgage Loans....................-71-
               Section 3.15. Trustee to Cooperate; Release of Mortgage Files..............-73-
               Section 3.16. Servicing and Other Compensation; Compensating Interest......-75-
               Section 3.17. Reports to the Trustee and the Depositor.....................-76-
               Section 3.18. Annual Statement as to Compliance............................-76-
               Section 3.19. Annual Independent Public Accountants' Servicing Report......-76-
               Section 3.20. Right of the Depositor in Respect of the Master Servicer.....-77-

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account..........................................-78-
               Section 4.02. Distributions................................................-78-
               Section 4.03. Statements to Certificateholders.............................-85-
               Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                             Servicer.....................................................-87-
               Section 4.05. Allocation of Realized Losses................................-89-
               Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property-91-
               Section 4.07. Optional Purchase of Defaulted Mortgage Loans................-91-
               Section 4.08. Distribution of Class B Net WAC Shortfall Carry-Forward Amount; Reserve Fund
                                                                                          -91-

                                          ARTICLE V

                                THE CERTIFICATES

               Section 5.01. The Certificates.............................................-93-
               Section 5.02. Registration of Transfer and Exchange of Certificates........-94-
               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates...........-100-
               Section 5.04. Persons Deemed Owners.......................................-100-
               Section 5.05. Appointment of Paying Agent.................................-101-
               Section 5.06. Optional Purchase of Certificates...........................-101-


                                            (vii)





                                   ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Depositor and the
                                Master Servicer .........................................-103-
               Section 6.02. Merger or Consolidation of the Depositor or the Master
                                Servicer; Assignment of Rights and Delegation of Duties
                                by Master Servicer.......... ............................-103-
               Section 6.03. Limitation on Liability of the Depositor, the Master
                                Servicer and Others .....................................-104-
               Section 6.04. Depositor and Master Servicer Not to Resign.................-105-

                                         ARTICLE VII

                                           DEFAULT

               Section 7.01. Events of Default...........................................-106-
               Section 7.02. Trustee or Depositor to Act; Appointment of Successor.......-108-
               Section 7.03. Notification to Certificateholders..........................-109-
               Section 7.04. Waiver of Events of Default.................................-109-

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee...........................................-111-
               Section 8.02. Certain Matters Affecting the Trustee.......................-112-
               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.......-114-
               Section 8.04. Trustee May Own Certificates................................-114-
               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                                Indemnification .........................................-114-
               Section 8.06. Eligibility Requirements for Trustee........................-115-
               Section 8.07. Resignation and Removal of the Trustee......................-116-
               Section 8.08. Successor Trustee...........................................-117-
               Section 8.09. Merger or Consolidation of Trustee..........................-117-
               Section 8.10. Appointment of Co-Trustee or Separate Trustee...............-118-
               Section 8.11. Appointment of Custodians...................................-119-

                                   ARTICLE IX

                                         TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or
                                Liquidation of All Mortgage Loans........................-120-
               Section 9.02. Additional Termination Requirements.........................-122-

                                          ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.REMIC Administration........................................-124-
               Section 10.02.Master Servicer, REMIC Administrator and Trustee
                                Indemnification .........................................-127-

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               Section 11.01.Amendment...................................................-129-
               Section 11.02.Recordation of Agreement; Counterparts......................-131-
               Section 11.03.Limitation on Rights of Certificateholders..................-132-
               Section 11.04.Governing Law...............................................-133-
               Section 11.05.Notices.....................................................-133-
               Section 11.06.Notices to Rating Agencies..................................-133-
               Section 11.07.Severability of Provisions..................................-134-
               Section 11.08.Supplemental Provisions for Resecuritization................-134-


Exhibit A      Form of Class A Certificate
Exhibit B-1    Form of Class M Certificate
Exhibit B-2    Form of Definitive Class B Certificate
Exhibit C      Form of Class SB Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F      Mortgage Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing
               Agreement Pursuant to Section 11.01(e) for a
               Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      Form of ERISA Letter for Class SB Certificates
Exhibit P      Form of ERISA Letter for Class M and Class B Certificates



                                     (viii)

               This Pooling and Servicing Agreement, effective as of August 1, 2001, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor
(together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in fourteen classes, which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of the Mortgage Loans (as defined herein) and the Reserve Fund (as described herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass- Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the 360th Distribution Date. None of the REMIC I Regular Interests will be certificated.




                   Uncertificated REMIC I    Initial Uncertificated       Latest Possible
  Designation         Pass-Through Rate         Principal Balance          Maturity Date
-------------    ------------------------   ----------------------   ----------------------

     LT-1               Variable(1)         $         175,001,206.00          August 25, 2031
     LT-2               Variable(1)         $           5,000,000.00          August 25, 2031
     LT-3               Variable(1)         $           5,000,000.00          August 25, 2031
     LT-4               Variable(1)         $           5,000,000.00          August 25, 2031
     LT-5               Variable(1)         $           5,000,000.00          August 25, 2031
     LT-6               Variable(1)         $          20,000,000.00          August 25, 2031
      R-1                    -              $                      -

-------------------

(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.



                                    REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section
1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the 360th Distribution Date. None of the REMIC II Regular Interests will be certificated.




                   Uncertificated REMIC II   Initial Uncertificated       Latest Possible
  Designation         Pass-Through Rate         Principal Balance          Maturity Date
-------------    ------------------------   ----------------------   ----------------------

     MT-1               Variable(1)         $         210,701,181.88          August 25, 2031
     MT-2               Variable(1)         $             531,500.00          August 25, 2031
     MT-3               Variable(1)         $             361,940.00          August 25, 2031
     MT-4               Variable(1)         $             279,900.00          August 25, 2031
     MT-5               Variable(1)         $             464,310.00          August 25, 2031
     MT-6               Variable(1)         $             189,850.00          August 25, 2031
     MT-7               Variable(1)         $             118,250.00          August 25, 2031
     MT-8               Variable(1)         $              96,750.00          August 25, 2031
     MT-9               Variable(1)         $              64,500.00          August 25, 2031
     MT-10              Variable(1)         $              43,000.00          August 25, 2031
     MT-11              Variable(1)         $           2,150,024.12          August 25, 2031
     MT-IO              Variable(2)         $                 N/A(3)          August 25, 2031

-------------------

(1) Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

(2) The Pass-Through Rate for REMIC II Regular Interest MT-IO will be 8.00% per annum for the September 2001 through February 2004 distribution dates. REMIC II Regular Interest MT-IO will only be entitled to interest for the first 30 distribution dates.

(3) REMIC II Regular Interest MT-IO will not have an Uncertificated Principal Balance, but will accrue interest on its Uncertificated Notional Amount as defined herein.


                                    REMIC III

               As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests (exclusive of the Reserve Fund) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC III. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the 360th Distribution Date.



                          PASS-    AGGREGATE INITIAL
                         THROUGH   CERTIFICATE PRINC FEATURES
DESIGNATION   TYPE        RATE          BALANCE     IPAL        MATURITY DATE   INITIAL RATINGS
                                                                               S&P/FITCH MOODY'S
Class A-1    Senior     4.66%(1)   $   53,150,000.00  Senior   August 25, 2031    AAA      Aaa
Class A-2    Senior     5.01%(1)   $   36,194,000.00  Senior   August 25, 2031    AAA      Aaa
Class A-3    Senior     5.42%(1)   $   27,990,000.00  Senior   August 25, 2031    AAA      Aaa
Class A-4    Senior     6.13%(1)   $   46,431,000.00  Senior   August 25, 2031    AAA      Aaa
Class A-5    Senior    6.70%(1)(2) $   18,985,000.00  Senior   August 25, 2031    AAA      Aaa
Class A-IO   Senior     8.00%(3)   $             (4)Senior/InteFebruary 25, 2004  AAA      Aaa
                                                       Only
Class M-1   Mezzanine  6.63%(1)(2) $   11,825,000.00 Mezzanine August 25, 2031    AA       Aa2
Class M-2   Mezzanine  6.88%(1)(2) $    9,675,000.00 Mezzanine August 25, 2031     A        A2
Class M-3   Mezzanine 7.22%(1)(2)(6$    6,450,000.00 Mezzanine August 25, 2031    BBB      Baa2
 Class B   Subordinate8.50%(1)(2)(6$    4,300,000.00SubordinateAugust 25, 2031    BB       Ba2
 Class SB  SubordinateAdjustable(5)$        1,205.90SubordinateAugust 25, 2031    N/R      N/R
Class R-I   Residual       N/A                   N/A Residual  August 25, 2031    N/R      N/R
Class R-II  Residual       N/A                   N/A Residual  August 25, 2031    N/R      N/R
Class R-III Residual       N/A                   N/A Residual  August 25, 2031    N/R      N/R

------------------

(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein.

(2) After the first Distribution Date after the Step-Up Date, the Pass-Through Rate indicated above will increase by a per annum rate equal to 0.50%.

(3) The Pass-Through Rate for the Class A-IO Certificates will be 8.00% per annum for the September 2001 through February 2004 Distribution Dates. The Class A-IO Certificates will only be entitled to interest for the first 30 Distribution Dates.

(4) The Class A-IO Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on a notional amount initially equal to the lesser of (a) $40,000,000 for the September 2001 through February 2002 distribution dates; $35,000,000 for the March 2002 through August 2002 distribution dates; $30,000,000 for the September 2002 through February 2003 distribution dates; $25,000,000 for the March 2003 through August 2003 distribution dates; $20,000,000 for the September 2003 through February 2004 distribution dates; and $0 for distribution dates following the February 2004 distribution date; and (b) the mortgage pool balance.

(5) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

(6) After the Distribution Date in February 2004, the Pass-Through Rate on the Class M-3 and Class B Certificates will be the lesser of the fixed rate per annum indicated above and the Weighted Average Net Mortgage Rates of the Mortgage Loans.

               The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $215,001,206. The Mortgage Loans are fixed-rate, fully amortizing, first lien or balloon payment mortgage loans having terms to maturity at origination of not more than 30 years.

               In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01. Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate Interest: With respect to each Distribution Date and the Class A, Class M and Class B Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate less interest shortfalls and interest losses from the Mortgage Loans, if any, allocated thereto for such Distribution Date, on the Certificate Principal Balance thereof, or Notional Amount thereof, in the case of the Class A-IO Certificates, immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest on the Class A, Class M and Class B Certificates will be reduced by (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Losses on the Mortgage Loans to the extent allocated to the related Class A, Class M and Class B Certificates, (ii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Losses, and (iii) any other interest shortfalls on the Mortgage Loans, other than Prepayment Interest Shortfalls, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated on the Mortgage Loans to the Class A, Class M and Class B Certificates on a pro rata basis in reduction of the Accrued Certificate Interest which would have resulted absent such reductions. In addition to the foregoing, the amount of interest payable to the Class A, Class M and Class B Certificates shall be reduced by the amount of (a) Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to
Section 3.16 allocated thereto pursuant to Section 4.02(e) or covered by payments pursuant to Section 4.02(c)(viii) and (ix); and (b) the interest portion of Realized Losses allocated through Subordination as described in
Section 4.05. With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the Mortgage Loans other than Prepayment Interest Shortfalls. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A Certificates, the Class M Certificates, the Class B Certificates and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

               Adjusted Net WAC Rate: For the September 2001 Distribution Date through the February 2004 Distribution Date, a per annum rate equal to (1) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs minus (2) the Pass-Through Rate for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Notional Amount of the Class A-IO Certificates immediately prior to such Distribution Date, and the denominator of which is (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs. For any subsequent Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans. For federal income tax purposes, however, a per annum rate (but not less than zero) equal to the weighted average of (x) the Uncertificated REMIC 1 Pass-Through Rate with respect to REMIC 1 Regular Interest LT-1 for such Distribution Date and (y) the excess, if any, of the Uncertificated REMIC 1
Pass-Through Rate with respect to REMIC 1 Regular Interest LT-6 for such Distribution Date over 8.00% per annum, weighted, in the case of clause (x), on the basis of the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-1, and in the case of clause (y), on the basis of, with respect to any Distribution Date in or before February 2002, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-2, REMIC 1 Regular Interest LT-3, REMIC 1 Regular Interest LT-4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after February 2002 and in or before August 2002, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-3, REMIC 1 Regular Interest LT-4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any
Distribution Date after August 2002 and in or before February 2003, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after February 2003 and in or before August 2003, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any distribution date after August 2003 and in or before February 2004, the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-6, respectively.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

               Appraised Value: As to any Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

               Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Mortgage Loans,
(iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

               Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

               Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of New York or the State of California (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

               Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The Chase Manhattan Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RZ3" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to any Class A, Class M or Class B Certificate (other than a Class A-IO Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(c) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates then outstanding, plus (ii) any Diverted Excess Spread. The Class A-IO and Class R Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

               Class A Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 or Class A-IO Certificates.

               Class A-1 Certificate: Any one of the Class A-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-2 Certificate: Any one of the Class A-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-3 Certificate: Any one of the Class A-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-4 Certificate: Any one of the Class A-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-5 Certificate: Any one of the Class A-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-IO Certificate: Any one of the Class A-IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class A Interest Distribution Amount: As defined in Section 4.02(c)(i).

               Class  A  Principal  Distribution  Amount:  With  respect  to any
Distribution Date on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the Principal Distribution Amount for that Distribution Date; and

               (II) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 30.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class B Certificate: Any one of the Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in one or more of the forms annexed hereto as Exhibit B-2, senior to the Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and (i) evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Class B Net WAC Shortfall Carry-Forward Amount from the Reserve Fund.

     Class B Interest Distribution Amount: As defined in Section 4.02(c)(v).

               Class B Net WAC Shortfall: With respect to the Class B Certificates and any Distribution Date on which the REMIC II Net WAC Rate is used to determine the Pass-Through Rate of the Class B Certificates, an amount equal to the excess of (x) Accrued Certificate Interest calculated at 8.50% over
(y) Accrued Certificate Interest calculated using the REMIC II Net WAC Rate.

               Class B Net WAC Shortfall Carry-Forward Amount: With respect to the Class B Certificates and any Distribution Date, an amount equal to the aggregate amount of Class B Net WAC Shortfall for this Class on that Distribution Date, plus any unpaid Class B Net WAC Shortfall from prior Distribution Dates, to the extent not covered by payments from the Reserve Fund, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to 8.50% per annum.

               Class  B  Principal  Distribution  Amount:  With  respect  to any
Distribution Date on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I)  the  remaining   Principal   Distribution  Amount  for  that
               Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

               Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class M-2, Class M-3, Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-1 Interest Distribution Amount: As defined in Section 4.02(c)(ii).

               Class M-1 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I)  the  remaining   Principal   Distribution  Amount  for  that
               Distribution Date after distribution of the Class A Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 19.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class M-3, Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-2 Interest Distribution Amount: As defined in Section 4.02(c)(iii).

               Class M-2 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 10.00% and
               (b) the Current  Specified  Overcollateralization  Percentage and
               (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-3 Interest Distribution Amount: As defined in Section 4.02(c)(iv).

               Class M-3 Principal Distribution Amount: With respect to any Distribution Date on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 4.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

     Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

               Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

               Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

               Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

               Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A, Class M and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Closing Date:  August 29, 2001.

               Code: The Internal Revenue Code of 1986.

               Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the Mortgage Loans; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of Section 7.02(a).

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: RAMPI, Series 2001-RZ3.

               Current Specified Overcollateralization Percentage: For any Distribution Date, a percentage equal to (a) the Required Overcollateralization Amount over (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, after giving effect to payments of principal for the related Due Period and Realized Losses incurred during the related Prepayment Period.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

             Custodian: A custodian appointed pursuant to a Custodial Agreement.

               Cut-off Date: August 1, 2001.

               Cut-off Date Balance:  $215,001,206.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of August 2001), whether or not received.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquent:  As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

               Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

               Diverted Excess Spread: Any amount otherwise payable as Accrued Certificate Interest on the Class SB Certificate that, pursuant to Section 4.02(c), is used to increase the Overcollateralization Amount or is used to offset Realized Losses on any Mortgage Loans. Any reduction in the Overcollateralization Amount shall first reduce the Diverted Excess Spread until it is reduced to zero. No interest will accrue on the Diverted Excess Spread.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The Chase Manhattan Bank, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Event of Default: As defined in Section 7.01.

     Excess Cash Flow: With respect to any Distribution Date, an amount equal to the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date.

               Excess Fraud Loss: With respect to the Mortgage Loans,  any Fraud
Loss  on  the  Mortgage   Loans,   or  portion   thereof,   which   exceeds  the
then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss or Extraordinary Loss.

               Exchange Date: As defined in Section 5.02(e)(iii).

               Excess Special Hazard Loss: With respect to the Mortgage Loans, any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

               Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war,  including
        action  in  hindering,   combatting  or  defending  against  an  actual,
        impending or expected attack;

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                    2. by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces; or

                    4. any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

               Fannie Mae: Fannie Mae, a federally chartered and privately owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

          FDIC: Federal Deposit Insurance Corporation or any successor thereto.

               FHA: The Federal Housing Administration, or its successor.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               Final  Scheduled  Distribution  Date:  Solely for purposes of the
face  of  the  Certificates,   as  follows:  with  respect  to  the  Class  A-IO
Certificates, February 25, 2004, and with respect to the Certificates (other than the Class A-IO Certificates), August 25, 2031. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A, Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

               Fitch:  Fitch, Inc., or its successor in interest.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut- off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut- off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

               The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates or Class M Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and
(ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class A-IO Certificates and Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Interest  Accrual  Period:   With  respect  to  the  Certificates  and  any
Distribution Date, the prior calendar month.

     Interest Distribution Amount: The sum of the Class A, Class M-1, Class M-2, Class M-3 and Class B Interest Distribution Amounts.

               Interim Certificates:  As defined in Section 2.02.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest MT-2, REMIC II Regular Interest MT-3, REMIC I Regular Interest MT-4, REMIC II Regular Interest MT-5, REMIC II Regular Interest MT-6, REMIC II Regular Interest MT-7, REMIC II Regular Interest MT-8, REMIC II Regular Interest MT- 9, REMIC II Regular Interest MT-10 and REMIC II Regular Interest MT-11, with the rate on REMIC II Regular Interest MT-2 subject to a cap equal to the lesser of (A) 4.66% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest MT-3 subject to a cap equal to the lesser of (A) 5.01% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest MT-4 subject to a cap equal to the lesser of (A) 5.42% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest MT-5 subject to a cap equal to the lesser of (A) 6.13% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest MT-6 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.70% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.20% per annum and
(B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest MT-7 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.63% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.13% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest MT-8 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.88% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.38% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest MT-9 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.22% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.72% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest MT-10 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, and with the rate on REMIC II Regular Interest MT-11 subject to a cap of zero for the purpose of this calculation.

               Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class A-IO Certificates, August 25, 2031, which is the 360th Distribution Date, and which is for the Class A-IO Certificates, February 25, 2004.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS(R)   System:   The  system  of   recording   transfers   of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii)   [reserved];

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

               (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

               (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut- off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

               Such schedules may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

               Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one- eighth of one percent, which are indicated by a "U" on Exhibit F hereto, as applicable.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor: The obligor on a Mortgage Note.

               Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

               Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

               Notional Amount: With respect to the Class A-IO Certificates, immediately prior to any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest MT-IO. With respect to the Class SB Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II or REMIC III as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

               Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

               Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans as of the end of the preceding Due Period, over (b) the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates, other than the Class A-IO Certificates, immediately prior to that Distribution Date, less amounts distributable to the Class A, Class M and Class B Certificates, other than the Class A-IO Certificates, from the Principal Remittance Amount for that Distribution Date.

               Overcollateralization Increase Amount: With respect to (a) the first two Distribution Dates, $0, and (b) any Distribution Date after the first two Distribution Dates, an amount equal to the lesser of (i) the Excess Cash Flow for that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate:

        With respect to the Class A-1 Certificates, the lesser of (A) 4.66% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-2 Certificates, the lesser of (A) 5.01% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-3 Certificates, the lesser of (A) 5.42% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-4 Certificates, the lesser of (A) 6.13% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-5 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.70% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.20% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-IO Certificates and each Interest Accrual Period, 100% of the interest on REMIC II Regular Interest MT-IO.

        With respect to the Class M-1 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.63% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.13% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class M-2 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.88% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.38% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class M-3 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.22% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.72% per annum and (B) the REMIC II Net WAC Rate; and

        With respect to the Class B Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and (B) the REMIC II Net WAC Rate.

        With respect to the Class SB Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through
(xii) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests relating to the Mortgage Loans. For purposes of calculating the Pass-Through Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

        (i) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-1;

        (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-2;

        (iii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-3 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-3;

        (iv) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-4 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-4;

        (v) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-5 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-5;

        (vi) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-6 minus the Marker Rate applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-6;

        (vii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-7 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-7;

        (viii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-8 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-8;

        (ix) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-9 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-9;

        (x) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-10 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-10; and

        (xi) the Uncertificated Pass-Through Rate for REMIC II Regular Interest MT-11 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-11.

     Paying Agent: The Chase Manhattan Bank or any successor Paying Agent appointed by the Trustee.

               Percentage Interest: With respect to any Class A Certificate or Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

               Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

               Person: Any individual,  corporation,  limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent: Bear, Stearns & Co. Inc. or Residential Funding Securities Corporation.

               Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

               Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Mortgage Loans, and an additional approximate 1.6364% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 22.0% per annum each month.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

               Primary  Insurance  Policy:   Each  primary  policy  of  mortgage
guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

     Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii)   the  Stated   Principal   Balance  of  any  Mortgage  Loan
                      repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with
                      Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

               (iv) the lesser of (a) the Excess Cash Flow for such Distribution Date and (b) the principal portion of any Realized Losses (other than Excess Losses) incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date; and

               (v)    the  lesser  of  (a)  the   Excess   Cash  Flow  for  such
                      Distribution Date (to the extent not used to cover Realized Losses pursuant to clause (iv) of this definition) and (b) the amount of any Overcollateralization Increase Amount for such Distribution Date.

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

               Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

               Rating Agency: Standard & Poor's, Fitch and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificates: The Certificates other than the Class R Certificates.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC   Administrator:   Residential  Funding   Corporation.   If
Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC I: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                      (i)    the Mortgage Loans and the related Mortgage Files;

                      (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in August 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                      (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and

                      (v)    all proceeds of clauses (i) through (iv) above.

               REMIC I Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the related Pass-Through Rates on the REMIC I Regular Interests, weighted on the basis of the respective Uncertificated Principal Balances thereof immediately preceding such Distribution Date.

               REMIC I Regular Interests: REMIC I Regular Interest LT-1, REMIC I Regular Interest LT-2, REMIC I Regular Interest LT-3, REMIC I Regular Interest LT-4, REMIC I Regular Interest LT-5 and REMIC I Regular Interest LT-6.

               REMIC I Regular Interest LT-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LT-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal

Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LT-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LT-4: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LT-5: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LT-6: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT-1 minus the Marker Rate, divided by (b) 12.

               REMIC II Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the related Uncertificated REMIC II Pass-Through Rates on the REMIC II Regular Interests (other than REMIC II Regular Interest MT-IO), weighted on the basis of the respective Uncertificated Principal Balances thereof immediately preceding such Distribution Date.

               REMIC II Overcollateralization Amount: With respect to any date of determination, the excess, if any, of (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC II Regular Interests over (ii) the Uncertificated Principal Balances of REMIC II Regular Interests MT- 2, MT-3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9 and MT-10, in each case as of such date of determination.

               REMIC II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the Uncertificated Principal Balances of REMIC II Regular Interests MT-2, MT-3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9 and MT-10, and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC II Regular Interests MT-2, MT-3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9, MT-10 and MT-11.

               REMIC II Regular Interest MT-IO: A regular interest that is held as an asset of REMIC II that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-1: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-2: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-3: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-4: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-5: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-6: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal

Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-7: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-8: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-9: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-10: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest MT-11: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interests: REMIC II Regular Interests MT-IO, MT-1, MT-2, MT- 3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9, MT-10 and MT-11.

               REMIC II Regular Interest MT-11 Maximum Interest Deferral Amount:
With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest at the Uncertificated REMIC II Pass-Through Rate applicable to REMIC II Regular Interest MT-11 for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC II Regular Interest MT-11 minus the REMIC II Overcollateralization Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC II Regular Interest MT-2 with the rate on REMIC II Regular Interest MT-2 subject to a cap equal to the lesser of (A) 4.66% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-3 with the rate on REMIC II Regular Interest MT-3 subject to a cap equal to the lesser of (A) 5.01% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-4 with the rate on REMIC II

Regular Interest MT-4 subject to a cap equal to the lesser of (A) 6.13% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-5 with the rate on REMIC II Regular Interest MT-5 subject to a cap equal to the lesser of (A) 5.42% per annum and (B) from the September 2001 Distribution Date through the February 2004 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-6 with the rate on REMIC II Regular Interest MT-6 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.70% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.20% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-7 with the rate on REMIC II Regular Interest MT-7 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.63% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.13% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-8 with the rate on REMIC II Regular Interest MT-8 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.88% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.38% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest MT-9 with the rate on REMIC II Regular Interest MT-9 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.22% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.72% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, and Uncertificated Accrued Interest on REMIC II Regular Interest MT-10 with the rate on REMIC II Regular Interest MT-10 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation.

     REMIC  II  Required   Overcollateralization  Amount:  1%  of  the  Required
Overcollateralization Amount.

               REMIC  III:  The   segregated   pool  of  assets  subject  hereto
(exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Repurchase Event: As defined in the Assignment Agreement.

               Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

               Required Overcollateralization Amount: $1,075,000.00.

               Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class B Certificates, and which is established and maintained pursuant to Section 4.08.

               Reserve Fund Deposit: With respect to the Reserve Fund, an amount equal to $95,000, which the Trustee shall deposit into the Trust Fund pursuant to Section 4.08 hereof.

     Reserve Fund Residual Right: The right to distributions from the Reserve Fund as described in Section 4.08 hereof.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

               Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

               Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that

Distribution Date, including Mortgage Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

               Special Hazard Amount: As of any Distribution Date, an amount equal to $2,150,012 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 29.2% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

               The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

     Startup Date: The day designated as such pursuant to Article X hereof.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

               Stepdown Date: The later to occur of (x) the Distribution Date in September 2004 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class M and Class B Certificates immediately prior to that Distribution Date is equal to or greater than 30.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the preceding Due Period and the Overcollateralization Amount is equal to the Required Overcollateralization Amount.

               Step-Up Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

               Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trigger   Event:  A  Trigger  Event  is  in  effect  with  respect  to  any
Distribution Date on or after the Stepdown Date if any of the following conditions are met:

        (i) the three-month average of the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, exceeds 8.00%;

        (ii) if the Distribution Date is occurring before the Distribution Date in September 2005, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage Loans since the Cut-off Date exceeds 2.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

        (iii) if the Distribution Date is occurring before the Distribution Date in September 2006, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage

               Loans since the Cut-off Date exceeds 3.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; or

        (iv) if the Distribution Date is occurring on or after the Distribution Date in September 2007, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage Loans since the Cut-off Date exceeds 3.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Trust Fund: Collectively, the assets of REMIC I, REMIC II and REMIC III, the Reserve Fund and the Reserve Fund Deposit.

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LTA and then to REMIC I Regular Interest LTB, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC II Regular Interest LT-1 and REMIC II Regular Interest MT-11 up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular Interests LT-1, LT-2, LT-3, LT-4, LT-5, LT-6, LT-7, LT-8, LT-9, LT-10 and LT-11, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

               Uncertificated Notional Amount: With respect to any Distribution Date and REMIC 2 Regular Interest MT-IO, an amount equal to the lesser of (i) the mortgage pool balance and (ii) with respect to any Distribution Date in or before February 2002, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-2, REMIC 1 Regular Interest LT-3, REMIC 1 Regular Interest LT-4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after February 2002 and in or before August 2002, the aggregate

Uncertificated Principal Balances of REMIC 1 Regular Interest LT-3, REMIC 1 Regular Interest LT- 4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after August 2002 and in or before February 2003, the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT-4, REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after February 2003 and in or before August 2003, the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-5 and REMIC 1 Regular Interest LT-6; with respect to any Distribution Date after August 2003 and in or before February 2004, the aggregate Uncertificated Principal Balance of REMIC 1 Regular Interest LT-6.

     Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate or Uncertificated REMIC II Pass-Through Rate.

               Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest (other than REMIC II Regular Interest MT-IO) outstanding as of any date of determination. The Uncertificated Principal Balance of REMIC II Regular Interest MT-11 shall be increased by interest deferrals as provided in Section 4.04(b)(2)(i). The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. REMIC II Regular Interest MT-IO will not have an Uncertificated Principal Balance.

               Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate.

               Uncertificated REMIC II Pass-Through Rate:

               (a) With respect to REMIC II Regular Interest MT-1, REMIC II Regular Interest MT- 2, REMIC II Regular Interest MT-3, REMIC II Regular Interest MT-4, REMIC II Regular Interest MT-5, REMIC II Regular Interest MT-6, REMIC II Regular Interest MT-7, REMIC II Regular Interest MT-8, REMIC II Regular Interest MT-9, REMIC II Regular Interest MT-10 and REMIC II Regular Interest MT-11, and any Distribution Date, a per annum rate equal to the Adjusted Net WAC Rate.

               (b) With respect to REMIC II Regular Interest MT-IO and the first 30 Distribution Dates, 8.00% per annum, and with respect to REMIC II Regular Interest MT-IO and any Distribution Date thereafter, 0.00% per annum.

     Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

               VA: The Veterans Administration, or its successor.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 96.50% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Class A-IO Certificates), Class M Certificates and Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class A-IO Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB Certificates; 0.50%, 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II and Class R-III Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

               Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans.

               (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of August 2001); (ii) the Reserve Fund Deposit and
(iii) all proceeds of the foregoing.

               (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                      (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Person stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement;

               (c) The Depositor may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master
Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Depositor.

               (d) In connection with any Mortgage Loan, if the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

               If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

               In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

               (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

               The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

               Section 2.02. Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certificate") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

               (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

               (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

                      (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                      (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

            Section 2.04. Representations and Warranties of Residential Funding.

               The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial

Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Holders of the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC II Regular Interests and Holders of the Class R-II Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

        (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the holders  of the  Regular  Certificates  and the Class  R-III  Certificates.  The
Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-III Certificates. The interests evidenced by the Class R-III Certificate, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC III.

        (d) In exchange for REMIC II Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-III Certificates) the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer.

               (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
          Subservicers;   Enforcement  of  Subservicers'  Obligations;   Special
          Servicing.

               (a) The  Master  Servicer  may  continue  in effect  Subservicing
Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non- performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               Section 3.03. Successor Subservicers.

               The  Master   Servicer   shall  be  entitled  to  terminate   any
Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 3.04. Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 3.05. No Contractual Relationship Between Subservicer and
                             Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

               (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

               (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 3.08. Subservicing Accounts; Servicing Accounts.

               (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

               (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section  3.09.   Access  to  Certain   Documentation  and  Information
               Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

               Section 3.10. Permitted Withdrawals from the Custodial Account.

               (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

                      (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                      (ix) to  reimburse  itself for amounts  expended by it (a)
        pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
        (ii) or (viii) above; and

                      (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to
        Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

               (b) Since,  in connection  with  withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

               (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

               Section 3.11. Maintenance of Primary Insurance Coverage.

               (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass- through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

               (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                              Modification Agreements; Certain Assignments.

               (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due- on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification"
effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related
Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II or REMIC III would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II or REMIC III as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master
Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 3.14. Realization Upon Defaulted Mortgage Loans.

               (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section
3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section

3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to the Master Servicer; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and sixth, to Foreclosure Profits.

               Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

          Section 3.16. Servicing and Other Compensation; Compensating Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

               (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to
Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Compensating Interest shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Mortgage Loans.

               Section 3.17. Reports to the Trustee and the Depositor.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 3.18. Annual Statement as to Compliance.

               The Master Servicer will deliver to the Depositor and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

          Section 3.19. Annual Independent Public Accountants' Servicing Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to
Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

          Section  3.20.  Right  of the  Depositor  in  Respect  of  the  Master
               Servicer.

               The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account.

               (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount to be deposited in the Reserve Fund pursuant to Section 4.08, (v) any amount required to be paid pursuant to Section 9.01, and (vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

               (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

               Section 4.02. Distributions.

               (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Principal Distribution Amount for such date to the interest issued in respect of REMIC I, REMIC II and REMIC III as specified in this Section.

               (b) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

               (i) to the extent of the Available Distribution Amount, first, to the Holders of REMIC I Regular Interests MT-2, MT-3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9, MT-10 and MT--11, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC I Regular Interest LT-1 in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                             (A) to the  Holders  of  REMIC I  Regular  Interest
               LT-1, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-1 is reduced to zero;

                             (B) to the  Holders  of  REMIC I  Regular  Interest
               LT-2, until the Uncertificated Principal Balance of REMIC I Regular Interest LT-2 is reduced to zero;

                             (C)  to  the  Holders  of  Uncertificated  REMIC  1
               Regular Interest LT- 3, until the Uncertificated Principal Balance of Uncertificated REMIC 1 Regular Interest LT-3 is reduced to zero;

                             (D)  to  the  Holders  of  Uncertificated  REMIC  1
               Regular Interest LT- 4, until the Uncertificated Principal Balance of Uncertificated REMIC 1 Regular Interest LT-4 is reduced to zero;

                             (E)  to  the  Holders  of  Uncertificated  REMIC  1
               Regular Interest LT- 5, until the Uncertificated Principal Balance of Uncertificated REMIC 1 Regular Interest LT-5 is reduced to zero;

                             (F)  to  the  Holders  of  Uncertificated  REMIC  1
               Regular Interest LT- 6, until the Uncertificated Principal Balance of Uncertificated REMIC 1 Regular Interest LT-6 is reduced to zero; and

                             (G) any  remaining  amount  to the  Holders  of the
               Class R-I Certificates.

        (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

                    (i) first, to the extent of the Available Distribution Amount, to the Holders of REMIC II Regular Interest MT-IO, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, and second, to the Holders of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-2, REMIC II Regular Interest MT-3, REMIC II Regular
               Interest MT-4,  REMIC II Regular  Interest MT-5, REMIC II Regular
               Interest MT-6,  REMIC II Regular  Interest MT-7, REMIC II Regular
               Interest MT-8, REMIC II Regular Interest MT-9, REMIC II Regular Interest MT-10 and REMIC II Regular Interest MT-11, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Regular Interest MT-11 shall be reduced when the REMIC II Overcollateralization Amount is less than the REMIC II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC II Regular Interest MT-11 Maximum Interest Deferral Amount, and such amount will be payable to the Holders of REMIC II Regular Interest MT-2, REMIC II Regular Interest MT-3, REMIC II Regular Interest MT-4, REMIC II
               Regular Interest MT-5, REMIC II Regular Interest MT-6, REMIC II Regular Interest MT-7 , REMIC II Regular Interest MT-8, REMIC II Regular Interest MT-9 and REMIC II Regular Interest MT-10 in the same proportion as the Overcollateralization Increase Amount is allocated to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5, Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class B Certificates, respectively; and

                   (ii) on each  Distribution  Date,  to the Holders of REMIC II
               Regular Interests, in an amount equal to the remainder of the Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                    (A) to the Holders of the REMIC II Regular Interest MT- 1, 98.00% of such remainder until the Uncertificated Principal Balance of such REMIC II Regular Interest is reduced to zero;

                    (B) to the Holders of the REMIC II Regular Interest MT- 2, MT-3, MT-4, MT-5, MT-6, MT-7, MT-8, MT-9 and MT-10
                         1.00% of such remainder, in the same proportion as principal payments are allocated to the Class A-1, Class A-2, Class A-3, Class A-4, Class A- 5, Class M-1, Class M-2 and Class M-3 Certificates and Class B Certificates, respectively; and

                    (C) to the Holders of the REMIC II Regular Interest MT- 11, 1.00% of such remainder;

     (2) any remaining amounts to the Holders of the Class R-II Certificates.

               (3) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

               (c) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Available Distribution
Amount:

                      (i) to the Class A Certificateholders, Accrued Certificate
               Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to Section 3.16, allocated to the Class A Certificates as described in Section 4.02(e) below (the "Class A Interest Distribution Amount"), with such amount allocated among the Class A Certificateholders on a pro rata basis;

                      (ii) to the Class M-1 Certificateholders  from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-1 Certificates as described in Section 4.02(e) (the "Class M-1 Interest Distribution Amount");

                      (iii) to the Class M-2 Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-2

               Certificates as described in Section 4.02(e) (the "Class M-2 Interest Distribution Amount");

                      (iv) to the Class M-3 Certificateholders  from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-3 Certificates as described in Section 4.02(e) (the "Class M-3 Interest Distribution Amount");

                      (v) to the Class B Certificateholders  from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class B Certificates as described in Section 4.02(e) (the "Class B Interest Distribution Amount");

                      (vi) if such  Distribution  Date is prior to the  Stepdown
               Date, or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the remaining Principal Distribution Amount:

                             (A) first, to the Class A Certificateholders (other
                      than the Class A- IO Certificateholders), in the order described in Section 4.02(d), until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero;

                             (B) second, to the Class M-1 Certificateholders, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                             (C) third, to the Class M-2 Certificateholders, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                             (D) fourth, to the Class M-3 Certificateholders, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                             (E) fifth, to the Class B Certificateholders, until
                      the   Certificate   Principal   Balance  of  the  Class  B
                      Certificates has been reduced to zero.

                      (vii) if such Distribution Date is on or after the Stepdown Date, so long as a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows, in each case to the extent of the remaining Principal Distribution
               Amount:

                             (A) first, to the Class A Certificateholders (other
                      than the Class A- IO Certificateholders), in the order described in Section 4.02(d), from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class A Principal Distribution Amount;

                             (B)  second,  to the Class M-1  Certificateholders,
                      from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the
                      Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                             (C)  third,  to the Class  M-2  Certificateholders,
                      from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the
                      Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                             (D)  fourth,  to the Class M-3  Certificateholders,
                      from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the
                      Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                             (E) fifth, to the Class B Certificateholders,  from
                      the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class B Principal Distribution Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero;

                      (viii)   to  the   Class   A,   Class   M  and   Class   B
               Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Mortgage Loans, to the extent not covered by Compensating Interest on such Distribution Date, which will be allocated to the Class A, Class M and Class B Certificateholders on a pro rata basis, based on the amount of such Prepayment Interest Shortfalls;

                      (ix) to the Class A, Class M and Class B Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, which will be allocated to the Class A, Class M and Class B Certificateholders on a pro rata basis, based on the amount of such unpaid Prepayment Interest Shortfalls;

                      (x) to the Class SB Certificates, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon for such Distribution Date; and

                    (xi) to the Class R-III Certificateholders,  the balance, if any, of the Available Distribution Amount.

               (d) Any amounts payable to the Class A Certificateholders pursuant to 4.02(c)(vi) and (vii) above shall be allocated to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

               (e) Any Prepayment Interest Shortfalls which are not covered by Compensating Interest as described in Section 3.16 will be allocated among the Class A, Class M and Class B Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on that Certificate absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(viii) and (ix), to the extent funds are available therefor.

               (f) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this Section 4.02(f) any allocation of a Realized

Loss to Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class A, Class M and Class B Certificates.

               (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               Section 4.03. Statements to Certificateholders.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically to each Holder and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such  distribution to Holders of such Class of
                    Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the  amount  of any  Advance  by the  Master  Servicer  with respect to the Mortgage Loans pursuant to Section 4.04;

               (v)    the  number of  Mortgage  Loans and the  Stated  Principal
                      Balance  after  giving  effect  to  the   distribution  of
                      principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (viii) the number,  aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

               (xi) the Special Hazard Amount and Fraud Loss Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii)the Pass-Through  Rate on each Class of Certificates and the
                    Weighted Average Net Mortgage Rate;

               (xiii)  the   Overcollateralization   Amount  and  the   Required
                    Overcollateralization  Amount  following  such  Distribution
                    Date;

               (xiv)the  number and  aggregate  principal  balance  of  Mortgage
                    Loans repurchased under Section 4.07;

               (xv) the  aggregate   amount  of  any  recoveries  on  previously
                    foreclosed loans from Residential Funding due to a breach of representation or warranty;

               (xvi) the aggregate of any deposits to and withdrawals from the Reserve Fund for such Distribution Date and the remaining amount on deposit in the Reserve Fund after such deposits and withdrawals;

               (xvii) the  weighted  average  remaining  term to maturity of the
                      Mortgage   Loans  after  giving   effect  to  the  amounts
                      distributed on such Distribution Date; and

               (xviii)the weighted  average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

               (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

               (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth
(i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, (iv) the amounts required to be withdrawn from and deposited into the Reserve Fund pursuant to Section 4.08 and (v) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

               The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

               The Trustee shall deposit all funds it receives  pursuant to this
Section 4.04 into the Certificate Account.

               Section 4.05. Allocation of Realized Losses.

               (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers'
Certificate. All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows: first, to the Excess Cash Flow, by increasing the amount of clause (iv) of the definition of Principal Distribution Amount, second, by reduction of the Overcollateralization Amount, until such amount has been reduced to zero; third, to the Class B Certificates; fourth, to the Class M-3 Certificates; fifth, to the Class M-2 Certificates; sixth, to the Class M-1 Certificates; and thereafter, to the Class A Certificates on a pro rata basis, based on their respective aggregate Certificate Principal Balances. Any Excess Losses on the Mortgage Loans will be allocated to the Class A, Class M and Class B Certificates on a pro rata basis, in an amount equal to a fraction of such losses equal to (x) the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates over (y) the aggregate Stated Principal Balance of the Mortgage Loans, and the remainder of such losses shall be allocated to the Overcollateralization Amount in reduction of the amount thereof.

               (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A, Class M or Class B Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the priority of payment provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

               (c) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the following REMIC I Regular Interests to REMIC I Regular Interest LT-1 until the Uncertificated Principal Balance has been reduced to zero, then to REMIC I Regular Interest LT-2 until the Uncertificated Principal Balance has been reduced to zero, then to REMIC I Regular Interest LT-3 until the Uncertificated Principal Balance has been reduced to zero, then to REMIC I Regular Interest LT-4 until the Uncertificated Principal Balance has been reduced to zero, then to REMIC I Regular Interest LT-5 until the Uncertificated Principal Balance has been reduced to zero, then to REMIC I Regular Interest LT-6 until the Uncertificated Principal Balance has been reduced to zero. All Realized Losses on the REMIC I Regular Interest LT-1, REMIC I Regular Interest LT-2, REMIC I Regular Interest LT-3, REMIC I Regular Interest LT-4, REMIC I Regular Interest LT-5 and REMIC I Regular Interest LT-6 shall be deemed to have been allocated to the following REMIC II Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interests MT-1 and MT-11 up to an aggregate amount equal to the excess of (a) the REMIC II Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interests MT-1 and MT-11 up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-10 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-10 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-9 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-9 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-8 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-8 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-7 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-7 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-6 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-6 has been reduced to zero; eighth, REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-5 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-5 has been reduced to zero; ninth, REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-4 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-4 has been reduced to zero; tenth, REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-3 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-3 has been reduced to zero; eleventh, REMIC II Regular Interest MT-1, REMIC II Regular Interest MT-2 and REMIC II Regular Interest MT-11, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest MT-2 has been reduced to zero.

            Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged
                              Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

               Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 4.08. Distribution of Class B Net WAC Shortfall Carry-Forward
                              Amount; Reserve Fund.

               (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Class B Certificates, the Reserve Fund. In addition, on the Closing Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund Deposit.

        On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Reserve Fund and use the amounts in the Reserve Fund to make distributions to the Class B Certificates, in an amount equal to the amount of any Class B Net WAC Shortfall Carry-Forward Amount on such Certificate. On the 30th Distribution Date, after the distributions described in the second preceding sentence, the Trustee shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) any remaining amounts and distribute them to the holder of the Reserve Fund Residual Right.

               (b) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Reserve Fund pursuant to this Section 4.08. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and is not an asset of the REMICs. Residential Funding shall be the owner of the Reserve Fund. The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Master Servicer, all funds in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute any interest on the Reserve Fund to the holder of the Reserve Fund Residual Right.

               (c) The holder of the Reserve Fund Residual Right with respect to the Reserve Fund shall initially be the Master Servicer, and such Reserve Fund Residual Right shall at all times be owned by the Master Servicer. Any amounts payable pursuant to this Section 4.08, to the extent not payable to the Class B Certificates, shall be payable to the Master Servicer.

                                    ARTICLE V

                                THE CERTIFICATES

               Section 5.01. The Certificates.

               (a) The Class A Certificates, Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B-1, B-2, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum dollar denominations of $1,000,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A or Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book- Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the  Depositor  advises the Trustee in writing that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

               Section  5.02.   Registration   of  Transfer   and   Exchange  of
                    Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The

Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (d) No transfer, sale, pledge or other disposition of a Class B, Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. Transfers of the Class B Certificates may be made, and in lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made, in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B, Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

               (e) In the case of any Class M, Class B, Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class M, Class B, Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class M or Class B Certificate) (which certification shall be deemed to have been given by a Class M Certificateholder who acquires a Book-Entry Certificate), Exhibit O (with respect to a Class SB Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition or (b) in the case of a Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (f)  (i)  Each  Person  who  has or who  acquires  any  Ownership
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                    Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
                    Section   1.860G-3,   then  the  last  preceding   Permitted
                    Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this
                    Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this
                    Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (ii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (iii) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) A certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II or REMIC III to be subject to an entity- level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC- related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.04. Persons Deemed Owners.

               Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

               Section 5.05. Appointment of Paying Agent.

               The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

               Section 5.06. Optional Purchase of Certificates.

               (a) On any Distribution Date on or after the Step-Up Date, the Master Servicer shall have the right, at its option, to purchase the Class A, Class M and Class B Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that it will purchase the related Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the Distribution Date upon which purchase of the related Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the purchase price therefor, if known, and

                      (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer gives the notice specified above, the Master Servicer shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

               (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

               (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

               Section 6.01.  Respective  Liabilities  of the  Depositor and the
                    Master Servicer.

               The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 6.02.  Merger or  Consolidation  of the  Depositor or the
                    Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M or Class B Certificates will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (c)  Notwithstanding  anything  else in  this  Section  6.02  and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

               Section 6.03.  Limitation  on  Liability  of the  Depositor,  the
                    Master Servicer and Others.

               Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the

Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 6.04. Depositor and Master Servicer Not to Resign.

               Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

               Section 7.01. Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iv) the Master  Servicer  shall consent to the  appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi)   the Master  Servicer shall notify the Trustee  pursuant to
                      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide.

               Section  7.02.  Trustee  or  Depositor  to  Act;  Appointment  of
                    Successor.

               (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

               Section 7.03. Notification to Certificateholders.

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

               Section 7.04. Waiver of Events of Default.

               The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                      (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 8.02. Certain Matters Affecting the Trustee.

               (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (b) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

           Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

               Section 8.04. Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification.

               (a) The Master Servicer covenants and agrees to pay to the Trustee and any co- trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co- trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

               Section 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 8.07. Resignation and Removal of the Trustee.

               (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

               (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 8.08. Successor Trustee.

               (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

               Section 8.09. Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

               Section 8.10. Appointment of Co-Trustee or Separate Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11. Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

               Section 8.12. Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 450 West 33rd Street, 14th Floor, New York, New York 10001 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or
                              Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II or REMIC III as a REMIC.

               The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Step-Up Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the amount of any such final payment, if known, and

                      (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

               (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance of the Class A, Class M and Class B Certificates, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

               (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

               Section 9.02. Additional Termination Requirements.

               (a) Each of REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II and REMIC III, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II and REMIC III, under Section 860F of the Code and the regulations thereunder;

                      (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
        Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

               Section 10.01.       REMIC Administration.

               (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in the REMIC II. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class M-1, Class M-2, Class M-3, Class B and Class SB Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

               (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC  Administrator  shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such

Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in
Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in
Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is August 25, 2031.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               (n) The Trustee shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h). The Reserve Fund shall be owned by the Class B Certificateholders, and is not an asset of the REMICs. The Trustee shall treat the rights of the Class B Certificateholders to receive payments from the Reserve Fund as rights in an interest rate cap contract written by Residential Funding in favor of the Class B Certificateholders. Thus, each Class B Certificate shall be treated as representing ownership of not only REMIC III regular interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC III regular interests, the Trustee shall assume that the interest rate cap contract with respect to the Class B Certificates has a de minimis value.

               Section 10.02.  Master Servicer,  REMIC Administrator and Trustee
                    Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               Section 11.01.       Amendment.

               (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

                      (i)    to cure any ambiguity,

                      (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
        Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders

     (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                      (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.01(c).

               (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                      (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 11.02.       Recordation of Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 11.03.       Limitation on Rights of Certificateholders.

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 11.04.       Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 11.05.       Notices.

               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor; (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Residential Asset Mortgage Products Inc. Series 2001-RZ3 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's, and (f) in the case of Fitch, One State Street Plaza, 32nd Floor, New York, New York 10004, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 11.06.       Notices to Rating Agencies.

               The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii),
(ix) or (x) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (x) and (vi) below:

               (i)    a material change or amendment to this Agreement,

               (ii)   the occurrence of an Event of Default,

               (iv) the  termination  or  appointment  of  a  successor   Master
                    Servicer or Trustee or a change in the majority ownership of the Trustee,

               (vi) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (viii) the  statement  required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

               (x)  the statements required to be delivered pursuant to Sections
                    3.18 and 3.19,

               (xii)a change in the  location  of the  Custodial  Account or the
                    Certificate Account,

               (xiv) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (xvi)  the occurrence of the Final Distribution Date, and

               (xviii)the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

               Section 11.08.       Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

              Section 11.10.       Supplemental Provisions for Resecuritization.

               (b) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                                RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Julie Steinhagen
                                                Title: Vice President

Attest:
        -------------------------------
Name:   Randy Van Zee
Title:  Vice President

                                                RESIDENTIAL FUNDING CORPORATION

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Randy Van Zee
                                                Title: Director

Attest:
       ---------------------------------------
Name:   Julie Steinhagen
Title:  Director

                                                THE CHASE MANHATTAN BANK,
                                                   as Trustee

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Mark McDermott
                                                Title: Assistant Vice President
Attest:
        ---------------------------------------
Name:
Title:

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ---------------------------
                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ------------------------
                                                Notary Public

[Notarial Seal]

STATE OF NEW YORK                        )
                                         ) ss.:
COUNTY OF NEW YORK                       )


        On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of The Chase Manhattan Bank, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                ------------------------
                                                       Notary Public

[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class A-[__] Senior                  Certificate No. 1

                                     [__%] Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:          Percentage Interest: 100%
August 1, 2001

First Distribution Date:             Aggregate Initial [Certificate Principal
September 25, 2001                 Balance][Notional Amount] of the Class A-[__]
                                     Certificates:  $__________ [initially]
Master Servicer:
Residential Funding Corporation      Initial [Certificate Principal Balance]
                                     [Notional
                                     Amount] of this Class A-[__] Certificate:
Final Scheduled Distribution Date:   $__________ [initially]
----------------

Maturity Date:                       CUSIP ____________
August 25, 2031

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ3
               evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the
"Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance][Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance][Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage

Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                               THE CHASE MANHATTAN BANK,
                                                    as Trustee


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

Dated: August 29, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.


                                               THE CHASE MANHATTAN BANK,
                                                    as Certificate Registrar


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
      ________________________       ____________________________________
                                     Signature by or on behalf of assignor

                                     ________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of  distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
____________________________  account number  ____________________________ or if mailed by check to________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________________, the assignee named above, or______________________________, as its agent.

                                   EXHIBIT B-1

                        FORM OF CLASS M-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY


                                      B-1-1

PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.




                                      B-1-2

Certificate No. 1               ____% Pass-Through Rate
Class M-[__] Mezzanine          Aggregate Certificate Principal Balance of the
                                Class M-[__] Certificates:
                                $_________________
Date of Pooling and Servicing   Initial Certificate Principal Balance of this
Agreement and Cut-off Date:     Certificate:
August 1, 2001                  $__________
First Distribution Date:        CUSIP _________
September 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
August 25, 2031
Maturity Date:
August 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ3
               evidencing a percentage interest in the distributions allocable to the Class M-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                      B-1-3
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-1 Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


                                      B-1-4

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither


                                      B-1-5
the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-1-6

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 29, 2001              THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               --------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                      B-1-7

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
      ________________________       ____________________________________
                                     Signature by or on behalf of assignor

                                     ________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of  distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
____________________________  account number  ____________________________ or if mailed by check to________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________________, the assignee named above, or______________________________, as its agent.



                                      B-1-8

                                   EXHIBIT B-2

                      FORM OF RULE 144A CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THE CERTIFICATES DESCRIBED HEREIN MAY ONLY BE OFFERED TO "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A.

        NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. SS.2510.3-101 ("PLAN ASSETS") UNLESS EITHER (I) THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (II) THE TRUSTEE IS PROVIDED WITH A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT IN THE FORM OF EXHIBIT P TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.




                                      B-2-1

Certificate No. 1                ____% Pass-Through Rate
Class B                          Aggregate Certificate Principal Balance of the
                                 Class B Certificates:
                                 $______________
Date of Pooling and Servicing    Initial Certificate Principal Balance of this
Agreement and Cut-off Date:      Certificate:
August 1, 2001                   $__________
First Distribution Date:         CUSIP _________
September 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
August 25, 2031
Maturity Date:
August 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ3
               evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                      B-2-2
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

               No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any


                                      B-2-3
such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit P to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written


                                      B-2-4
instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-2-5

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 29, 2001              THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               ---------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                      B-2-6

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:
      ________________________       ____________________________________
                                     Signature by or on behalf of assignor

                                     ________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of  distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
____________________________  account number  ____________________________ or if mailed by check to________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________________, the assignee named above, or______________________________, as its agent.


                                      B-2-7

                                    EXHIBIT C

                          FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 ("PLAN ASSETS") UNLESS EITHER
(I) THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (II) THE TRUSTEE IS PROVIDED WITH A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT IN THE FORM OF EXHIBIT O TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.

Certificate No. 1

Class SB Subordinate

Date of Pooling and Servicing     Percentage Interest: 100%
and Cut-off Date:
August 1, 2001

First Distribution Date:         Aggregate Initial Certificate Principal Balance
September 25, 2001                of the Class SB Certificates:
                                  $_________________

Master Servicer:                  Initial Certificate Principal Balance
Residential Funding Corporation   of this Certificate:  $___________

Final Scheduled Distribution Date:CUSIP:  ____________
August 25, 2031

Maturity Date:
August 25, 2031


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ3

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Auer & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB-I Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the Mortgage Loans including any Prepayment Interest Shortfalls not covered by Compensating Interest or Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: August 29, 2001                         THE CHASE MANHATTAN BANK, as
                                                    Trustee


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION


        This  is  one  of  the  Class  SB   Certificates   referred  to  in  the
within-mentioned Agreement.



                                               THE CHASE MANHATTAN BANK, as
                                                    Certificate Registrar


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto:

(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:
      ________________________       ____________________________________
                                     Signature by or on behalf of assignor

                                     ________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of  distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
____________________________  account number  ____________________________ or if mailed by check to________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________________, the assignee named above, or______________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS

EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class [R-I] [R-II] [R-III]          Certificate No. 1
Date of Pooling and Servicing       Percentage Interest: 100%
Agreement and Cut-off Date:
August 1, 2001
First Distribution Date:            Initial Certificate Principal
September 25, 2001                  Balance of this Certificate:  $0.00
Master Servicer:                    CUSIP:____________
Residential Funding Corporation

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-RZ3

        evidencing a percentage interest in any distributions allocable to the Class [R-I] [R- II] [R-III] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class [R-I] [R-II] [R-III] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

               No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master

Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                                            By:
                                                   -----------------------------
                                                   Authorized Signatory

Dated: August 29, 2001


                          CERTIFICATE OF AUTHENTICATION

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                                   ---------------------------
                                                   Authorized Signatory

        This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
      ________________________       ____________________________________
                                     Signature by or on behalf of assignor

                                     ________________________
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of  distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________ for the account of
____________________________  account number  ____________________________ or if mailed by check to________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________________, the assignee named above, or______________________________, as its agent.

                                    EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of August 1, 2001, by and among THE CHASE MANHATTAN BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H   T H A T :
                                - - - - - - - - - -   - - - -

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of August 1, 2001, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


        1.     Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

        2.     Custody of Mortgage Documents

               a. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               b. Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               c.   Review of Mortgage Files.

               i. On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               ii. In the event that any Mortgage Note has been delivered to the
Custodian by the Company endorsed to blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee prior to the date on which the Interim Certification is delivered to the Trustee. Within 45 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of
Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and
(iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

               iii. Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

               d. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               e. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

        Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a

Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

               f. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


        3.     Concerning the Custodian

               a. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

               b. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     c. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               d. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               e. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

     f. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               g. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


        4.     Miscellaneous Provisions

               a. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               b. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.
               c.
               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               d. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               e. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           THE CHASE MANHATTAN BANK,
                                                   as Trustee

450 West 33rd Street, 14th Floor
New York, New York 10001
                                                   By:
                                                      --------------------------
Attention:     Structured Finance,                 Name:  Mark McDermott
               Residential Asset Mortgage        Title: Assistant Vice President
               Products, Inc., Series 2001-RZ3


Address:                                           RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

                                                   By:
                                                      --------------------------
                                                   Name:  Julie Steinhagen
                                                   Title: Vice President

Address:                                           RESIDENTIAL FUNDING
                                                CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                   By:
                                                      --------------------------
                                                   Name:  Randy Van Zee
                                                   Title: Director


Address:                                           WELLS FARGO BANK MINNESOTA,
                                                    NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd  Floor
Richfield, Minnesota  55423
                                                   By:
                                                      --------------------------
                                                   Name:  Victoria O. Lange
                                                  Title: Corporate Trust Officer

STATE OF NEW YORK            )
                                    ) ss.:
COUNTY OF NEW YORK           )


               On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of The Chase Manhattan Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )


               On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared, Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 29th day of August, 2001, before me, a notary public in and for said State, personally appeared Victoria O. Lange known to me to be a Corporate Trust Officer of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                               Notary Public


[SEAL]

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION


                                                   August 29, 2001


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

               Attention:   Structured   Finance,   Residential  Asset  Mortgage
                    Products, Inc., Series 2001-RZ3

               Re: Custodial Agreement, dated as of August 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION



                          ________________ ____, 200__


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001


     Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RZ3

               Re: Custodial Agreement, dated as of August 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK MINNESOTA,
                                                   NATIONAL ASSOCIATION



                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                            ________________, 200__



The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

     Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RZ3

               Re: Custodial Agreement, dated as of August 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                  EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series  Supplement,  to the Standard  Terms of Pooling and Servicing  Agreement,
Dated:

Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:
                                         -------------------------------

Name

Title

Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                          TO BE PROVIDED UPON REQUEST.




  RUN ON     : 08/22/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.22.42           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ3                                  CUTOFF : 08/01/01
  POOL       : 0004533
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------

      3722354                              .2500
      293,463.53                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      3735454                              .2500
       43,938.63                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      3956639                              .2500
       65,056.04                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      3971387                              .2500
      140,138.61                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      3998028                              .2500
       59,288.82                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4009621                              .2500
      204,033.44                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4141545                              .2500
      184,616.37                          .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4143759                              .2500
      187,947.20                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4147718                              .2500
      160,053.39                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4203361                              .2500
      134,671.37                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4210139                              .2500
      261,162.77                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4223702                              .2500
       56,571.79                          .0500
           12.2500                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      4228519                              .2500
       78,408.69                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4229189                              .2500
      146,618.75                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4233179                              .2500
      163,115.56                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4251558                              .2500
       44,752.06                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4257548                              .2500
      295,768.45                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4264186                              .2500
      161,009.69                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4267613                              .2500
       62,506.07                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4308288                              .2500
      279,489.84                          .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4338235                              .2500
       90,841.99                          .0500
           12.0630                         .0000
           11.8130                         .0000
           11.7630                         .0000
           11.7630                         .0000

      4340925                              .5000
      312,594.84                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4343343                              .2500
      183,593.42                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4355763                              .2500
      331,673.52                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4366486                              .2500
      153,594.61                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4373865                              .2500
      111,555.57                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4386888                              .2500
      121,333.02                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4390962                              .5000
      313,590.27                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4391722                              .2500
      166,352.70                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4402389                              .2500
      335,044.12                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4402458                              .2500
      229,664.31                          .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4404579                              .2500
      136,745.12                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4414899                              .2500
      299,462.44                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4430701                              .2500
      205,428.86                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4437892                              .2500
      276,340.63                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4452627                              .2500
       66,449.89                          .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4468743                              .2500
      135,763.55                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4483530                              .2500
      123,298.59                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4484526                              .2500
      113,001.76                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4491262                              .2500
       89,856.72                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4494328                              .2500
      299,250.42                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4497573                              .2500
       96,770.31                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4499573                              .2500
      146,093.57                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4510586                              .2500
      202,884.49                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4511373                              .2500
      109,375.66                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4520977                              .2500
       81,814.07                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4521717                              .2500
      169,652.58                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4522219                              .2500
      142,213.56                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4522420                              .2500
      138,047.14                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4523255                              .2500
      112,171.75                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4523999                              .2500
      117,549.10                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4524031                              .2500
      194,291.89                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4524039                              .2500
      165,441.27                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4524830                              .2500
      303,335.16                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4524844                              .2500
      108,900.29                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4528362                              .2500
       70,470.09                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4528755                              .2500
      141,278.21                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4529063                              .2500
       97,400.52                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4529718                              .2500
      115,515.26                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4530027                              .2500
      128,181.35                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4530197                              .2500
      200,336.40                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4532151                              .2500
      114,159.95                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4535803                              .2500
       86,757.88                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4541743                              .2500
      259,413.41                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4543656                              .2500
       81,171.37                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4550059                              .2500
       62,739.22                          .0500
           11.5000                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4550265                              .2500
      282,757.53                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4556452                              .2500
       88,444.76                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4558636                              .2500
      197,293.79                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4559247                              .2500
       82,370.70                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4559388                              .2500
      146,351.60                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4560879                              .2500
       61,686.29                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4561737                              .2500
      131,679.75                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4563351                              .2500
      191,058.56                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4564330                              .2500
       57,883.97                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4565663                              .2500
      115,743.69                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4566542                              .2500
      140,941.20                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4566593                              .2500
      281,841.85                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4570216                              .2500
      146,245.28                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4571547                              .2500
       99,185.65                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4577028                              .2500
      137,334.42                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4578087                              .2500
       63,526.55                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4578139                              .2500
      188,718.90                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4579742                              .2500
      255,232.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4582884                              .2500
      209,625.37                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4586028                              .2500
      194,420.03                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4593928                              .2500
       78,166.57                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4594111                              .2500
       81,292.07                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4595391                              .2500
      103,208.95                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4595651                              .2500
       93,540.53                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4596831                              .2500
      165,622.85                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4597505                              .2500
      114,758.75                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4597986                              .2500
      138,858.16                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4598811                              .2500
      222,685.36                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4599847                              .5000
      239,493.26                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4600252                              .2500
      100,463.83                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4601979                              .2500
       80,815.80                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4605043                              .2500
      147,525.52                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4606126                              .2500
      177,994.85                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4607662                              .2500
      109,874.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4610505                              .2500
      233,373.96                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4610869                              .2500
       90,468.50                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4613054                              .2500
      269,598.41                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4614587                              .2500
      163,334.22                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4615547                              .2500
       46,725.90                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4616012                              .2500
      108,048.14                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4616333                              .2500
       49,288.63                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4616948                              .2500
      143,136.80                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4617030                              .2500
      138,077.54                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4617886                              .2500
      143,785.82                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4618413                              .2500
       76,919.85                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4621278                              .2500
      199,717.79                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4621317                              .2500
      144,847.73                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4625394                              .2500
      369,978.46                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4625456                              .2500
      287,624.60                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4626647                              .2500
      122,892.09                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4627247                              .2500
      101,618.43                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4630769                              .2500
       93,764.83                          .0500
           11.3750                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000
1



      4631298                              .2500
      225,225.59                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4637497                              .2500
       47,321.47                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4637974                              .2500
      159,349.86                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4640409                              .2500
      128,528.30                          .0500
           10.1880                         .0000
            9.9380                         .0000
            9.8880                         .0000
            9.8880                         .0000

      4640604                              .2500
      183,845.53                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4641128                              .2500
      124,264.88                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4642177                              .2500
      254,570.54                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4643490                              .2500
      100,793.56                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4646019                              .2500
       71,254.19                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4646395                              .2500
       85,320.63                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4647098                              .2500
      123,214.28                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4648354                              .2500
       52,719.39                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4648371                              .2500
      128,548.22                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4650449                              .2500
       71,217.66                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4651511                              .2500
       94,632.68                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4651537                              .2500
      154,270.21                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4651932                              .2500
      236,133.96                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4654812                              .2500
      264,584.67                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4655704                              .2500
      196,546.41                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4656488                              .2500
       42,749.08                          .0500
           10.5500                         .0000
           10.3000                         .0000
           10.2500                         .0000
           10.2500                         .0000

      4656512                              .2500
       36,965.33                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4657550                              .2500
      201,894.04                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4658594                              .2500
      227,533.39                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4658879                              .2500
      257,616.25                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4659204                              .2500
      132,780.56                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4661770                              .2500
      220,781.90                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4662829                              .2500
       96,182.89                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4663630                              .2500
      216,976.78                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4664541                              .2500
      108,486.95                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4665319                              .2500
      346,069.43                          .0500
            8.7900                         .0000
            8.5400                         .0000
            8.4900                         .0000
            8.4900                         .0000

      4667148                              .2500
       99,817.23                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4667225                              .2500
       80,879.53                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4668950                              .2500
      120,295.85                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4669648                              .2500
      216,578.77                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4669715                              .2500
      151,689.35                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4669724                              .2500
      178,596.46                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4670829                              .2500
      184,637.01                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4671444                              .2500
      121,049.55                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4671591                              .2500
       98,852.74                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4673794                              .2500
      124,876.54                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4674067                              .2500
       57,616.44                          .0500
           10.9900                         .0000
           10.7400                         .0000
           10.6900                         .0000
           10.6900                         .0000

      4675680                              .2500
      224,367.95                          .0500
            9.5310                         .0000
            9.2810                         .0000
            9.2310                         .0000
            9.2310                         .0000

      4677979                              .2500
      159,646.44                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4680419                              .2500
       72,250.83                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4681158                              .2500
      140,726.53                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4681700                              .2500
      248,721.03                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4683217                              .2500
       36,031.44                          .0500
           12.5000                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      4683909                              .2500
      152,706.04                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4684380                              .2500
      122,804.30                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4684916                              .2500
       50,039.77                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4686158                              .2500
      278,562.74                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4686634                              .2500
      171,730.40                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4686811                              .2500
      136,857.39                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4687544                              .2500
      168,693.96                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4687879                              .2500
       66,692.54                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4689976                              .2500
      168,682.68                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      4690969                              .2500
       51,648.94                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4691250                              .2500
      166,128.70                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4691445                              .2500
       41,228.40                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4692861                              .2500
       97,637.31                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4693074                              .2500
      148,852.82                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4693249                              .2500
      186,794.95                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4695096                              .2500
       82,788.11                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4696541                              .2500
      196,743.26                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4696551                              .2500
      120,334.40                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4696580                              .2500
      236,538.30                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4697798                              .2500
      180,224.40                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4699029                              .2500
      181,311.08                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4699457                              .2500
      244,463.10                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4701472                              .2500
      174,952.87                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4701487                              .2500
      287,347.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4702114                              .2500
      122,126.59                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4702718                              .2500
       71,844.93                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4703498                              .2500
      168,923.98                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4705122                              .2500
      137,045.87                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4705423                              .2500
      117,380.86                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4705736                              .2500
      192,298.15                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4705887                              .2500
      229,268.62                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4706045                              .2500
      104,916.17                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4707533                              .2500
      318,728.11                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      4708073                              .5000
      184,794.39                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4708077                              .5000
      347,175.86                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4708083                              .2500
      192,824.31                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4708485                              .2500
       65,863.81                          .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4712087                              .2500
      162,628.02                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4712626                              .2500
      169,798.55                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4715549                              .2500
       57,414.48                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4715606                              .2500
      113,821.33                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4715618                              .2500
      156,417.01                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4715894                              .2500
      169,475.48                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4715996                              .2500
       58,510.51                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4716019                              .2500
      234,450.76                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4716756                              .2500
      370,852.33                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4717080                              .2500
      121,818.27                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4717815                              .2500
      148,756.77                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4718095                              .2500
      259,222.75                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4719127                              .2500
      264,788.23                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4721354                              .2500
      299,418.17                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4722680                              .2500
      197,280.36                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4723865                              .2500
       87,270.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4723875                              .2500
      108,274.01                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4725477                              .2500
      190,076.43                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4725518                              .2500
       72,635.97                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4725532                              .2500
       69,958.61                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000
1



      4725716                              .2500
      213,689.97                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4729245                              .2500
      165,636.24                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4729962                              .2500
      238,270.58                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4730697                              .2500
      231,255.53                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4731155                              .2500
      196,178.97                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4732421                              .2500
      197,520.68                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4732576                              .2500
       69,934.41                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4733218                              .2500
      160,947.80                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4733391                              .2500
      269,462.42                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4733732                              .2500
      144,307.34                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4733907                              .2500
      138,958.95                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4734050                              .2500
      137,956.27                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4734126                              .2500
      120,977.21                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4734754                              .2500
       64,835.35                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4735095                              .2500
      289,721.03                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4735705                              .2500
      186,679.14                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4736403                              .2500
       55,355.77                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4736931                              .2500
      336,444.50                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4736994                              .2500
      124,294.92                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4737705                              .5000
       76,915.56                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4737743                              .2500
      112,282.75                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4737744                              .5000
      140,859.80                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4737763                              .2500
      102,846.81                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4738385                              .2500
      195,343.23                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4738936                              .2500
      151,033.90                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4741303                              .2500
       85,349.50                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4741432                              .2500
      291,682.98                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4741787                              .2500
      214,793.17                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4741833                              .2500
       94,858.67                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4742740                              .2500
      185,380.05                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4742763                              .2500
       98,904.76                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4743995                              .2500
       99,840.93                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000
1



      4744800                              .2500
       47,429.34                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4745524                              .2500
      299,703.71                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4745577                              .2500
      116,476.90                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4746629                              .2500
      138,851.50                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4746785                              .2500
       96,781.68                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4746810                              .2500
       65,964.88                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4747517                              .2500
      221,787.80                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4747592                              .2500
      124,373.77                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4749116                              .2500
      173,840.66                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4749148                              .2500
       71,934.02                          .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4751319                              .2500
      131,851.45                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4751395                              .2500
      299,733.47                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4752239                              .2500
      173,129.80                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4753199                              .5000
       57,745.86                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4753206                              .2500
       73,828.92                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4753231                              .2500
       87,478.21                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4753238                              .2500
      131,968.36                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4753248                              .2500
      153,623.95                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4753262                              .5000
      154,200.91                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4753267                              .2500
      169,692.04                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4755013                              .2500
       95,173.78                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4755240                              .2500
       62,129.98                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4755682                              .2500
       48,367.00                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4755963                              .2500
      120,637.34                          .0500
            8.0000                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000
1



      4756460                              .2500
      156,339.10                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4756473                              .2500
      101,203.79                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4756528                              .2500
       96,204.90                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4756768                              .2500
       99,651.47                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4758346                              .2500
      219,695.98                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4760293                              .2500
      194,786.18                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4760914                              .5000
       43,709.92                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4760922                              .2500
      299,668.73                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4760930                              .5000
      157,327.29                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4760949                              .5000
      230,378.80                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4760955                              .2500
      273,229.87                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4760979                              .2500
      130,674.16                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4761001                              .2500
       91,363.92                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4763082                              .2500
      170,626.82                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4763104                              .2500
      103,438.97                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4763474                              .2500
      144,596.33                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4763715                              .2500
       74,428.34                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4764124                              .2500
      159,492.33                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4764770                              .2500
       79,093.18                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4765228                              .2500
      192,383.26                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4765324                              .2500
      116,506.03                          .0500
            9.1500                         .0000
            8.9000                         .0000
            8.8500                         .0000
            8.8500                         .0000

      4766961                              .2500
      210,087.06                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4768025                              .2500
       63,250.80                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4768491                              .2500
      115,385.93                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4768585                              .2500
      148,852.84                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4768952                              .2500
      371,481.48                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4768959                              .2500
      232,975.79                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4768960                              .5000
      171,990.62                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4768980                              .2500
      156,810.77                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4768990                              .5000
      202,894.08                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4769016                              .5000
      100,267.95                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4769910                              .2500
      109,097.41                          .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000
1



      4769987                              .2500
       90,247.10                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      4770428                              .2500
       88,256.75                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4770646                              .2500
      162,232.49                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4771848                              .2500
      133,856.02                          .0500
           11.3750                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      4773200                              .2500
       97,648.30                          .0500
           12.3750                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      4773288                              .2500
      180,743.23                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4773552                              .2500
      117,533.94                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4773686                              .2500
      111,824.45                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4774424                              .2500
      192,200.13                          .0500
            9.3000                         .0000
            9.0500                         .0000
            9.0000                         .0000
            9.0000                         .0000

      4774823                              .2500
       96,669.40                          .0500
            7.9900                         .0000
            7.7400                         .0000
            7.6900                         .0000
            7.6900                         .0000

      4775858                              .2500
      133,623.10                          .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4775863                              .2500
      299,154.25                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4776320                              .2500
       78,772.81                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4776466                              .2500
       83,413.10                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4776501                              .2500
      139,686.39                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4776633                              .2500
      144,766.66                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4776744                              .2500
      228,681.52                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4776815                              .2500
      117,837.82                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4776863                              .2500
      198,809.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4776877                              .2500
      296,544.04                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4777129                              .2500
      119,492.93                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4777197                              .2500
      224,459.93                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4777273                              .2500
      279,300.03                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4777515                              .2500
       76,318.71                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4777550                              .2500
      158,780.18                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4777562                              .2500
       84,159.66                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4778667                              .2500
      137,126.41                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4778843                              .2500
      129,806.65                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4780091                              .2500
      264,366.43                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4781299                              .2500
       68,136.12                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4781558                              .2500
      242,696.86                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4782760                              .2500
       61,750.67                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4782776                              .2500
      116,834.49                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4782779                              .2500
      114,839.42                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4782782                              .5000
       85,917.27                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4782789                              .2500
      134,770.22                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4782790                              .2500
      133,821.15                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4782793                              .2500
       99,843.21                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4782804                              .5000
       97,800.74                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4782806                              .2500
       99,787.57                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4782925                              .2500
      118,626.39                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4783050                              .2500
      197,605.66                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4783054                              .2500
      182,713.17                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4783171                              .2500
      167,721.50                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4783190                              .2500
       90,150.59                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      4783373                              .2500
       65,239.09                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4783469                              .2500
       82,298.20                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4783818                              .2500
      286,701.27                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4784478                              .2500
       84,854.96                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4784528                              .2500
      108,889.47                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4784689                              .2500
       45,273.90                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4785553                              .2500
      108,745.04                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4786375                              .2500
      310,649.99                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4786559                              .2500
      139,692.62                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4786873                              .2500
       78,206.66                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4787170                              .2500
      116,190.12                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4787495                              .2500
       56,592.55                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4787829                              .2500
      122,878.51                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4788857                              .2500
      219,139.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4789199                              .2500
       52,194.19                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4790164                              .2500
       82,266.49                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4790177                              .5000
      104,961.53                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4790195                              .2500
       68,943.61                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4790214                              .2500
       47,995.92                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4790231                              .2500
      284,287.91                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4790310                              .2500
      109,136.30                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4790559                              .2500
      244,776.46                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4791788                              .2500
      115,785.53                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4791885                              .2500
      182,094.84                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4792066                              .2500
      106,888.61                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4792162                              .2500
      186,000.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4792639                              .2500
       69,465.82                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4792666                              .2500
      113,182.07                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4792937                              .2500
      150,934.30                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4793163                              .2500
      171,825.60                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4794217                              .2500
      212,729.48                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4795500                              .2500
      146,854.81                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4795529                              .2500
      154,278.71                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4796859                              .2500
      241,760.82                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4797472                              .2500
      207,789.10                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4797706                              .2500
      134,880.06                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4797722                              .5000
       67,333.42                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4797730                              .2500
      132,742.19                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4797744                              .2500
       92,058.98                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4797756                              .2500
      224,777.78                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4797758                              .5000
      183,798.23                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4797777                              .2500
       89,811.76                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4797790                              .2500
      102,590.28                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4797792                              .2500
       47,353.20                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4797798                              .2500
      114,886.43                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4799475                              .2500
       92,623.99                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4799620                              .2500
      126,571.52                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4799621                              .2500
       89,396.63                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4800558                              .2500
       55,495.14                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4800738                              .2500
       74,808.92                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4800842                              .2500
      245,837.08                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4801984                              .2500
      148,504.80                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4802641                              .2500
       89,557.01                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4803740                              .2500
      112,164.82                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4803790                              .2500
      144,871.17                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4804026                              .2500
       85,481.71                          .0500
            9.8500                         .0000
            9.6000                         .0000
            9.5500                         .0000
            9.5500                         .0000

      4804027                              .2500
       75,332.23                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4805321                              .2500
      394,086.51                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4805324                              .2500
       46,504.02                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4805356                              .2500
      101,949.22                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4805359                              .5000
      181,820.25                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4805365                              .5000
      142,303.39                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4805374                              .5000
       56,943.70                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4805376                              .2500
       61,750.67                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4805388                              .5000
       74,824.06                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4805389                              .2500
      207,115.70                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4805392                              .2500
       46,308.83                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4805397                              .2500
      396,575.86                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4805399                              .2500
      397,117.61                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4805408                              .2500
       69,832.77                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4805409                              .2500
       56,447.07                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4806481                              .2500
      145,752.05                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4806489                              .2500
      173,261.59                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4806927                              .2500
      192,689.53                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4807046                              .2500
      246,736.10                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4807649                              .2500
      128,894.21                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4808334                              .2500
      293,751.42                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4808766                              .2500
      284,249.67                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4810048                              .2500
      108,384.08                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4810535                              .2500
       95,905.19                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4810553                              .2500
      129,488.28                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4811448                              .2500
      142,070.27                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4811572                              .2500
      213,503.13                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4811699                              .2500
      144,253.59                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4811808                              .2500
      151,925.23                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4813527                              .2500
       81,658.71                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4814151                              .2500
      146,942.85                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4814246                              .2500
      189,780.56                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4814327                              .2500
      147,428.58                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4814746                              .2500
      106,950.08                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4814922                              .2500
      254,279.42                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000
1



      4815505                              .2500
      105,128.28                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4815626                              .2500
      192,382.06                          .0500
            9.2400                         .0000
            8.9900                         .0000
            8.9400                         .0000
            8.9400                         .0000

      4816678                              .2500
       33,216.28                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4816716                              .2500
      137,644.92                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4816725                              .5000
      171,334.33                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4816731                              .5000
      141,311.74                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4816736                              .2500
       61,241.04                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4816743                              .2500
      104,396.79                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4816751                              .2500
      223,029.51                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4816753                              .2500
      100,855.42                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4816758                              .2500
       76,925.93                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4817652                              .2500
      129,572.64                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4817717                              .2500
      109,391.73                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4820166                              .2500
      159,529.39                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4820198                              .2500
      124,013.87                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4820789                              .2500
      110,393.70                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4820879                              .5000
      117,967.09                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4820881                              .2500
       87,478.21                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4820889                              .2500
      128,266.35                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4820898                              .2500
      183,149.18                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4820905                              .2500
      236,663.86                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4821660                              .2500
       41,040.57                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4821780                              .2500
      189,142.26                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4821952                              .2500
      189,780.58                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4822054                              .2500
      145,977.28                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4822587                              .2500
       74,910.11                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4823417                              .2500
      138,539.82                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4823721                              .2500
      272,307.52                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4823794                              .2500
      159,525.95                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4824166                              .2500
      112,062.42                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4824389                              .2500
      204,730.89                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4824561                              .2500
      127,390.34                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4826150                              .2500
      167,746.77                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4826484                              .2500
      170,248.99                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4826554                              .2500
      137,863.70                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4827381                              .2500
      125,556.95                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4828239                              .2500
      133,401.27                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4828357                              .2500
       76,126.70                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4828374                              .5000
       54,096.53                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4828384                              .2500
       53,796.81                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4828385                              .2500
       50,300.27                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4828391                              .5000
       42,183.02                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4828403                              .5000
      212,910.12                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4828406                              .2500
      154,197.56                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4828409                              .5000
      114,237.06                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4828417                              .2500
      149,851.86                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4828425                              .2500
      103,841.81                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4828427                              .2500
       79,741.06                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4828436                              .2500
      153,013.94                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4828438                              .5000
       48,095.11                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4828441                              .2500
      287,140.60                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4828448                              .5000
      143,993.94                          .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4828736                              .2500
      112,382.57                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4830711                              .2500
       85,915.05                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4831341                              .2500
      183,849.11                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4831666                              .2500
       54,952.42                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4831888                              .2500
       63,750.71                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4834114                              .2500
      127,855.95                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4834399                              .2500
      247,878.01                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4834829                              .2500
      245,907.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4835731                              .2500
      124,836.92                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4836640                              .2500
       52,679.06                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4836688                              .2500
      185,226.29                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4836719                              .2500
      205,955.63                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4836780                              .2500
      205,791.14                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4836815                              .5000
      129,670.69                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4836818                              .2500
      176,800.81                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4836820                              .2500
      272,730.38                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4836851                              .2500
       89,806.55                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4836866                              .5000
       64,344.56                          .0500
           12.8750                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4836873                              .2500
      130,267.79                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4836876                              .2500
       76,426.41                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4836877                              .2500
       89,424.62                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4836878                              .2500
       94,908.61                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4836942                              .2500
       76,967.82                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4837603                              .2500
      124,897.50                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4837709                              .2500
      160,623.99                          .0500
           12.8750                         .0000
           12.6250                         .0000
           12.5750                         .0000
           12.5750                         .0000

      4838122                              .2500
      221,661.06                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4838279                              .2500
      234,928.37                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4838796                              .2500
      117,309.99                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4839091                              .2500
       24,676.23                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4839378                              .2500
      156,417.15                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4839610                              .2500
      169,866.40                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4839888                              .2500
       44,964.08                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4840359                              .2500
       49,164.62                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4840602                              .2500
      146,842.93                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4840932                              .2500
      124,869.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4840955                              .2500
      212,295.58                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4841266                              .2500
      115,493.52                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4841441                              .2500
       57,444.70                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4841442                              .2500
      172,524.90                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4841445                              .5000
      115,996.10                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4841460                              .5000
       79,719.08                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4841462                              .2500
       74,618.09                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4841479                              .5000
      146,076.86                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4841511                              .2500
      127,356.51                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4841519                              .2500
      129,099.62                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4841528                              .5000
      205,749.53                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4841853                              .2500
      192,654.23                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4843182                              .2500
      359,515.48                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4843207                              .2500
      185,262.61                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4843751                              .2500
      134,931.82                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4843767                              .2500
       60,929.76                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4844522                              .2500
      108,547.97                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4845027                              .2500
      231,869.93                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4845057                              .2500
      206,895.47                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4845814                              .2500
      118,931.54                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4845840                              .2500
      162,716.67                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4848560                              .2500
      257,266.14                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4848585                              .2500
      205,297.03                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4848591                              .5000
      191,029.14                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4848602                              .2500
       88,258.05                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4848620                              .2500
      114,354.33                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4848632                              .2500
      105,048.86                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4848633                              .5000
      179,072.96                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4848637                              .2500
       85,415.56                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4849618                              .2500
      176,420.94                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4849630                              .2500
       54,919.73                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4849652                              .2500
      110,317.90                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4849702                              .2500
      130,952.46                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4850133                              .2500
       64,131.42                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4850401                              .2500
       86,809.56                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4851515                              .2500
       55,984.21                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4852372                              .2500
      115,885.43                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4852838                              .2500
      146,097.93                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4852876                              .2500
       97,951.79                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4853803                              .2500
      285,859.33                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4854637                              .2500
      221,669.80                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4855638                              .2500
       55,577.90                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4856282                              .2500
      254,121.04                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4856284                              .5000
      156,818.68                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4856290                              .2500
       79,223.72                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4856303                              .5000
      204,807.12                          .0500
           11.1250                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4856313                              .2500
       97,394.44                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4856314                              .2500
      141,889.66                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4856316                              .2500
      298,984.14                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4856633                              .2500
      106,205.24                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4857084                              .2500
      139,827.48                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4857110                              .2500
      150,869.37                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4857222                              .2500
       93,794.33                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4857419                              .2500
      135,256.69                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4858305                              .2500
      147,564.69                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4858414                              .2500
       74,076.54                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4858530                              .2500
       69,837.90                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4858650                              .2500
      164,818.89                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4858996                              .2500
      176,244.31                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4859446                              .2500
      207,756.50                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4859572                              .2500
      203,090.39                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4859873                              .2500
      103,174.23                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4860173                              .2500
       73,097.65                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4860252                              .2500
      124,396.14                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4860369                              .2500
      249,880.23                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4860827                              .2500
       69,918.39                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4861345                              .2500
      174,813.98                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4861476                              .2500
       89,522.49                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4862060                              .2500
      142,454.18                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4862088                              .2500
      131,869.63                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4862375                              .2500
      118,956.40                          .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4862452                              .2500
      181,550.71                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4862498                              .2500
      336,407.32                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4862696                              .2500
      251,202.09                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4862749                              .2500
      147,717.14                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4862793                              .2500
      184,698.40                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4863091                              .2500
       61,993.57                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4864079                              .2500
       81,819.12                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4864088                              .2500
       98,494.66                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4864099                              .5000
      309,950.79                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4864113                              .2500
       77,516.76                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4864136                              .2500
      191,850.80                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4864137                              .5000
      173,532.20                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4864143                              .5000
      164,803.46                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4864147                              .2500
       90,163.17                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4864150                              .5000
       69,033.53                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4864154                              .5000
       88,447.75                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4864157                              .2500
      259,643.31                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4864168                              .5000
      230,667.26                          .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000
1



      4864850                              .2500
      187,383.47                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4865434                              .2500
      112,106.98                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4865801                              .2500
      111,947.75                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4867011                              .2500
       55,571.17                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4868115                              .2500
       42,727.84                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4869747                              .2500
      189,854.07                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4870952                              .2500
      247,211.33                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4871024                              .2500
      267,361.32                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4871037                              .2500
      149,718.18                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4871142                              .2500
      148,939.17                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4871194                              .2500
      347,794.54                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4871636                              .2500
      122,379.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4871876                              .2500
      179,712.76                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4872136                              .2500
      135,193.69                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4872156                              .2500
       77,188.33                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4872164                              .2500
      176,371.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4872167                              .2500
      119,884.56                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4872169                              .2500
      103,999.86                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4872172                              .2500
      159,833.46                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4872178                              .5000
      288,657.53                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4872189                              .2500
      222,685.57                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4872208                              .5000
      212,999.41                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4872211                              .5000
      223,235.15                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4872214                              .2500
      118,442.33                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4874192                              .2500
      135,755.79                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4874525                              .2500
       96,255.07                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4874878                              .2500
      131,924.06                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4875231                              .2500
      118,694.59                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4875461                              .2500
      264,738.26                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4875649                              .2500
       82,610.40                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4876905                              .2500
       94,811.08                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4877130                              .2500
      190,465.52                          .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000
1



      4878065                              .2500
      151,312.89                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4879274                              .2500
       84,396.12                          .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4880746                              .2500
      321,637.32                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4881210                              .2500
       74,786.70                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4881225                              .2500
       92,905.70                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4881238                              .5000
      277,841.00                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4881239                              .2500
      197,809.52                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4881243                              .5000
      150,579.68                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      4881247                              .5000
      115,385.93                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4881255                              .2500
       73,922.98                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4881259                              .2500
      137,794.76                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4881262                              .2500
      186,355.83                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4881264                              .5000
       54,739.92                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4881266                              .2500
       74,977.80                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4881268                              .2500
       55,047.01                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4881273                              .5000
      145,206.45                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4881274                              .2500
      133,860.52                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4881276                              .5000
      332,762.25                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4881283                              .5000
      128,673.88                          .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4881284                              .5000
      146,333.12                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4881292                              .5000
      149,104.19                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4881297                              .2500
      148,318.12                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4881299                              .2500
      128,619.45                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4881302                              .2500
      138,411.93                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4882727                              .2500
      211,883.95                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      4882784                              .2500
      348,631.61                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4883077                              .2500
      248,877.52                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4883222                              .2500
      128,322.21                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4883305                              .2500
       82,873.25                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4883474                              .2500
       84,826.56                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4884155                              .2500
      159,919.20                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4884243                              .2500
       71,219.94                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4885188                              .2500
       62,018.83                          .0500
            9.4000                         .0000
            9.1500                         .0000
            9.1000                         .0000
            9.1000                         .0000

      4885376                              .2500
      279,512.97                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4885918                              .2500
      112,441.73                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4885943                              .2500
       82,843.27                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4885966                              .2500
       58,580.43                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4885978                              .2500
      182,933.80                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4885982                              .2500
      135,848.52                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4885993                              .5000
       79,936.14                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4885994                              .2500
      120,923.06                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4885997                              .5000
      255,747.16                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4886002                              .2500
       77,023.85                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4886008                              .5000
      193,803.31                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4886010                              .5000
      150,625.85                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4886023                              .5000
      249,633.01                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4886031                              .2500
      191,229.95                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4886035                              .2500
       89,791.23                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4886042                              .2500
      109,894.18                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4886053                              .2500
      131,619.87                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4886054                              .5000
      223,223.44                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4886066                              .2500
      145,420.68                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4886072                              .5000
      176,683.31                          .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4886073                              .2500
       45,953.28                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4886076                              .2500
       74,590.42                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4886077                              .5000
       37,413.98                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4888118                              .2500
      114,966.17                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4888449                              .2500
       89,259.42                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4888866                              .2500
      257,362.97                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4889296                              .2500
      183,894.14                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4890039                              .2500
      180,037.87                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4891011                              .2500
      147,115.34                          .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4892286                              .2500
       96,209.77                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4892378                              .2500
       55,405.01                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4892949                              .2500
      249,856.17                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4893069                              .2500
      167,905.82                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4893171                              .2500
      104,946.97                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4894168                              .2500
       91,848.48                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4894238                              .2500
      164,653.58                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4894260                              .2500
       55,550.60                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4894272                              .2500
      146,985.68                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4894280                              .5000
      110,599.63                          .0500
            8.1250                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000
1



      4894283                              .2500
      192,335.64                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4894296                              .2500
      244,879.49                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4894303                              .5000
       71,142.14                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4894304                              .2500
      160,317.39                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4894305                              .2500
      122,878.52                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4894308                              .5000
      131,719.89                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4894309                              .2500
      151,867.22                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4895646                              .2500
      109,077.70                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4895802                              .2500
      122,907.90                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4895973                              .2500
      130,733.95                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4896234                              .2500
      120,767.41                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4896264                              .2500
      267,568.75                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4896440                              .2500
       85,470.14                          .0500
            9.4060                         .0000
            9.1560                         .0000
            9.1060                         .0000
            9.1060                         .0000

      4896452                              .2500
       64,937.45                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4896454                              .2500
      127,766.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4897437                              .2500
       96,144.43                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4898068                              .2500
      120,880.51                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4899408                              .2500
       79,405.73                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4899654                              .2500
       65,934.80                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4899744                              .2500
      177,907.72                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4900092                              .2500
      394,519.72                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4901415                              .2500
       39,124.45                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4902110                              .2500
       66,336.13                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4902130                              .2500
       61,139.56                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4902144                              .2500
      320,699.26                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4902146                              .2500
       76,967.83                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4902172                              .5000
      134,782.04                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4902177                              .5000
      178,405.01                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4902183                              .5000
       74,835.59                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4902185                              .2500
      108,645.40                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4902186                              .2500
       49,976.05                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4902189                              .2500
       37,886.84                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4902349                              .2500
      111,395.53                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4903490                              .2500
       92,403.73                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4903520                              .2500
      156,924.79                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4903737                              .2500
      250,922.50                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4903892                              .2500
      182,395.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4904248                              .2500
      140,044.16                          .0500
           12.5000                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      4904734                              .2500
      254,874.57                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4905721                              .2500
      122,191.44                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4905784                              .2500
       60,970.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4906304                              .2500
      184,893.56                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4906335                              .2500
       84,911.54                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4906369                              .2500
      108,103.42                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4906428                              .2500
      216,083.83                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4906537                              .2500
       88,961.67                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4907010                              .2500
      133,499.59                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4907462                              .2500
      153,502.05                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      4908163                              .2500
      177,300.24                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4909103                              .2500
      118,686.80                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4909760                              .2500
      190,241.17                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4909773                              .2500
       69,376.84                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4909779                              .2500
      237,171.64                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4909785                              .5000
      137,405.91                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4909797                              .2500
      165,658.47                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4909802                              .2500
      167,624.68                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4909807                              .5000
      329,674.07                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4909813                              .2500
       52,048.54                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4910150                              .2500
      101,852.23                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4911166                              .2500
      167,912.91                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4912354                              .2500
       64,568.22                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4912699                              .2500
      230,409.37                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4912899                              .2500
       77,952.75                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4914946                              .2500
       66,275.06                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4915867                              .2500
      102,485.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4916778                              .2500
      121,479.90                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4917412                              .2500
      102,874.39                          .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4917463                              .2500
      185,313.51                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4917660                              .2500
       80,268.09                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4919650                              .2500
      184,996.23                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4920435                              .2500
       83,949.12                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4920702                              .2500
       63,738.63                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4921122                              .2500
       80,310.56                          .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4921743                              .2500
      189,908.98                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4921941                              .2500
      132,861.57                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4922520                              .2500
      264,238.77                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4922623                              .2500
      267,142.76                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4922629                              .2500
       72,380.30                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4922645                              .5000
      276,726.42                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4922662                              .2500
      111,096.76                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4922691                              .2500
      126,785.82                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4922696                              .2500
      124,330.28                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4922774                              .2500
      109,899.63                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4924661                              .5000
      282,955.18                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4924668                              .2500
       68,941.89                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4924669                              .5000
       51,868.09                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4924672                              .5000
      141,881.54                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4924673                              .2500
      210,609.24                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4924682                              .2500
       63,146.76                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4924685                              .2500
      134,822.41                          .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4924695                              .5000
       39,681.97                          .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4924698                              .2500
      109,175.33                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4924709                              .2500
       85,206.47                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4924710                              .5000
       69,867.39                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4924748                              .2500
       80,211.55                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4925856                              .2500
       89,507.34                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4926218                              .2500
       87,555.77                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4926554                              .2500
       24,987.37                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4926813                              .2500
      227,867.79                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4927295                              .2500
      113,209.56                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4927352                              .2500
      165,918.35                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4927831                              .2500
       89,815.78                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4927947                              .2500
       84,392.58                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4928068                              .2500
      229,874.37                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4928513                              .2500
       79,721.19                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4928563                              .2500
      129,022.43                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4929002                              .2500
       86,416.77                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4929378                              .2500
       47,346.97                          .0500
           11.1250                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4930046                              .2500
       88,543.84                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4930159                              .2500
      299,848.50                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4930200                              .2500
      289,656.34                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4930261                              .2500
      234,761.31                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4930794                              .2500
      131,500.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4931091                              .2500
      235,720.34                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4931345                              .2500
       77,188.33                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4931602                              .2500
      115,841.47                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4931791                              .2500
      237,380.06                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4932134                              .2500
       74,424.47                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4932136                              .2500
      259,378.93                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4932141                              .2500
       91,155.14                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4932154                              .5000
      122,927.38                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4932160                              .2500
      193,082.98                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4932161                              .2500
      216,854.82                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4932165                              .2500
      189,906.55                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4932168                              .2500
      171,898.45                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4932174                              .2500
       66,916.19                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4932958                              .2500
       97,810.05                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4934677                              .2500
      149,922.24                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4935080                              .2500
      385,278.21                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4938600                              .2500
      145,926.28                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4939085                              .2500
      138,972.05                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4939233                              .2500
       87,353.48                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4939794                              .2500
       99,865.80                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4939886                              .2500
      137,672.78                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4941082                              .2500
       76,343.41                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4941101                              .2500
      196,855.65                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4941105                              .5000
      108,968.81                          .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4941168                              .2500
       77,910.63                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4941430                              .2500
      376,371.85                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4941909                              .2500
      199,899.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4942742                              .2500
      200,187.71                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4943129                              .2500
      109,878.33                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4943396                              .2500
      191,377.88                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4945438                              .2500
      133,678.82                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4945605                              .2500
      104,173.17                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4945822                              .2500
      156,686.74                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4946003                              .2500
       98,835.08                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4946105                              .2500
       85,419.75                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4948018                              .2500
       66,828.53                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4949137                              .2500
       46,975.12                          .0500
            9.1500                         .0000
            8.9000                         .0000
            8.8500                         .0000
            8.8500                         .0000

      4949304                              .2500
      129,936.06                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4949465                              .2500
      128,400.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4950265                              .5000
      284,852.25                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4950271                              .5000
       42,728.97                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4950299                              .5000
      117,442.21                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4950317                              .5000
      257,400.40                          .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4950319                              .2500
      144,824.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4950322                              .5000
      177,440.07                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4950887                              .2500
      138,969.69                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4951863                              .2500
      204,832.09                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4953781                              .2500
      188,376.69                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4953831                              .2500
      277,797.86                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      4955130                              .2500
       85,552.01                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4955166                              .2500
      148,914.28                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4955174                              .2500
       76,124.72                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4955509                              .2500
      154,305.31                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4956044                              .2500
      109,093.41                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4956822                              .2500
      155,429.36                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4957360                              .2500
      173,850.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4957396                              .2500
       96,300.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4958435                              .2500
      160,079.76                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4958757                              .2500
       84,918.21                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4958769                              .2500
       96,243.15                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4958770                              .2500
       79,106.77                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4958794                              .2500
       44,427.56                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4958796                              .2500
      249,655.34                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4958804                              .2500
      152,899.23                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4958812                              .2500
      193,841.27                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4958821                              .2500
      249,827.05                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4958831                              .5000
      109,197.67                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4958850                              .2500
      389,092.82                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4958899                              .2500
      152,023.19                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4960516                              .2500
      128,925.79                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4962229                              .2500
      127,473.98                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4962303                              .2500
       49,075.20                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4963439                              .2500
      232,899.64                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4963662                              .2500
      158,915.38                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4964370                              .2500
       62,636.42                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4964853                              .2500
       53,470.01                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4965622                              .2500
      109,091.91                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4967119                              .2500
       80,672.31                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4967872                              .2500
      169,323.04                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4967975                              .2500
       66,439.55                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4967987                              .2500
      185,290.54                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4968532                              .2500
      181,815.14                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4968549                              .2500
       72,064.53                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4968550                              .5000
      178,137.58                          .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4968563                              .2500
      137,956.54                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4968565                              .5000
      399,387.35                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4968567                              .2500
      231,652.82                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4968570                              .5000
      118,083.77                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4968573                              .2500
      131,255.12                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4969131                              .2500
      256,317.05                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4969299                              .2500
       68,383.37                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4969427                              .2500
      391,416.98                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4969790                              .2500
      183,225.17                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4970577                              .2500
       82,513.30                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4970600                              .2500
       92,953.03                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4971224                              .2500
      217,690.01                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4972752                              .2500
       77,184.93                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4972934                              .2500
      165,916.18                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4973294                              .2500
       92,678.80                          .0500
           13.0000                         .0000
           12.7500                         .0000
           12.7000                         .0000
           12.7000                         .0000

      4973721                              .2500
      240,611.49                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4973942                              .2500
      116,272.64                          .0500
           12.8750                         .0000
           12.6250                         .0000
           12.5750                         .0000
           12.5750                         .0000

      4975083                              .2500
      124,260.01                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4975416                              .2500
       66,867.10                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4975422                              .2500
      122,744.21                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4975432                              .2500
      146,923.79                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4975440                              .2500
      212,847.99                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4975448                              .5000
       92,453.29                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4975462                              .5000
      126,634.32                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4975463                              .5000
       94,623.66                          .0500
           12.1250                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4975479                              .2500
      122,936.23                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4975500                              .5000
      107,065.77                          .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000
1



      4975502                              .2500
       66,864.40                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4975505                              .2500
      129,784.42                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4975506                              .2500
       87,455.21                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4976288                              .2500
      144,706.94                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4977365                              .2500
      262,632.80                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4977491                              .2500
      229,807.25                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4977803                              .2500
      130,935.56                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4977837                              .2500
       92,642.06                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000
1



      4978150                              .2500
      335,009.43                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4978207                              .2500
       33,233.65                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4978903                              .2500
       79,264.92                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4979056                              .2500
      133,818.88                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4979301                              .2500
      199,884.93                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4980608                              .2500
       76,168.89                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4980996                              .2500
      192,883.08                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4981179                              .2500
      110,000.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4982300                              .2500
      214,000.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4982709                              .2500
      148,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4982976                              .2500
      172,500.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4983782                              .2500
      254,849.44                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4984153                              .2500
       63,975.25                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4984155                              .2500
       69,965.57                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4984159                              .5000
      169,902.19                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4984160                              .5000
       98,945.92                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4984174                              .2500
      131,775.15                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4984183                              .2500
      116,241.27                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4984192                              .5000
      131,936.76                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4984194                              .5000
      147,568.22                          .0500
            8.3750                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4984195                              .2500
      165,314.25                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4984204                              .2500
       27,684.87                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4984230                              .2500
      128,899.82                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4984236                              .2500
      124,037.33                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4984238                              .2500
      116,937.74                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4984609                              .2500
      363,685.23                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4985096                              .2500
      160,337.26                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4986754                              .2500
      133,044.19                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4987368                              .2500
       82,314.83                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4988168                              .2500
      296,761.48                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4988208                              .2500
       85,055.88                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4988328                              .2500
      112,991.40                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4989143                              .2500
       55,955.29                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4990105                              .2500
      204,138.44                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4990265                              .2500
      194,399.17                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4990856                              .2500
       56,871.26                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4991689                              .2500
      139,919.44                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4992257                              .5000
      111,455.70                          .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4992263                              .2500
       59,480.99                          .0500
           11.5000                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4992276                              .2500
      182,921.17                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4992294                              .5000
       82,954.66                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4992296                              .2500
      143,650.14                          .0500
           11.1250                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4992318                              .5000
      267,350.04                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4992322                              .2500
      184,909.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4992326                              .5000
      167,941.71                          .0500
           11.1250                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4992339                              .2500
       76,968.57                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4992340                              .2500
      265,843.18                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4992664                              .2500
       80,204.24                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4992883                              .2500
       92,436.79                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4992910                              .2500
      124,041.31                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4993115                              .2500
       98,251.65                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4993581                              .2500
      178,920.82                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4993653                              .2500
      366,372.13                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4993939                              .2500
      167,213.99                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4994037                              .2500
      294,708.63                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4994088                              .2500
      195,779.43                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4994099                              .2500
      127,937.03                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4994466                              .2500
      248,200.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4995130                              .2500
      142,053.89                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4995366                              .2500
      175,498.97                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4995797                              .2500
      239,854.60                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4996035                              .2500
      157,173.83                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4996074                              .2500
       96,090.23                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4996238                              .2500
      193,558.63                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4996447                              .2500
      129,961.22                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4996628                              .2500
      137,518.76                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4996867                              .2500
      369,287.41                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4997554                              .2500
      127,424.72                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4998541                              .2500
      189,898.89                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4998910                              .2500
      126,761.65                          .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4998919                              .2500
      119,940.97                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4999995                              .2500
       70,220.89                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      5000255                              .2500
       42,209.52                          .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      5000685                              .2500
      171,011.03                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5000843                              .2500
      119,425.72                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5001209                              .2500
      146,799.05                          .0500
           11.1250                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      5001230                              .2500
      267,735.31                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5001249                              .5000
      143,305.67                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5001250                              .5000
      285,739.72                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5001270                              .2500
      119,936.14                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5001289                              .5000
      162,408.90                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5001328                              .2500
       93,725.78                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5001331                              .5000
      249,370.39                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5001346                              .2500
       69,978.24                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      5001354                              .2500
      143,629.42                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      5001365                              .2500
       86,406.34                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5001371                              .5000
      180,898.53                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5001397                              .5000
      159,408.23                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      5001402                              .5000
      199,356.95                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5001405                              .5000
      146,893.64                          .0500
            8.3750                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      5001411                              .5000
      147,254.37                          .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      5001425                              .2500
      192,392.08                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5001723                              .2500
      327,306.64                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5002065                              .2500
       45,977.37                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5002452                              .2500
      233,719.56                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      5002506                              .2500
      253,250.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      5002693                              .2500
      110,033.29                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5003254                              .2500
      194,650.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5004094                              .2500
      203,191.81                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5004864                              .2500
      193,097.19                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5005138                              .2500
      289,803.57                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5005154                              .2500
       90,755.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5005267                              .2500
      103,667.76                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      5005789                              .2500
      212,645.23                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      5006231                              .2500
      157,926.29                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5006463                              .2500
      145,450.28                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5006631                              .2500
      210,674.87                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5006750                              .2500
      221,897.26                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5007644                              .2500
      324,336.13                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5007648                              .2500
      173,970.93                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5007677                              .2500
      221,393.88                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5007679                              .2500
      107,595.64                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5007700                              .5000
       48,478.55                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5007703                              .5000
       99,399.72                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5007715                              .2500
      173,314.71                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5007725                              .5000
      288,724.98                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5007729                              .5000
       69,460.01                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5007737                              .2500
       90,450.87                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5007740                              .2500
      192,888.96                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5007747                              .5000
      254,853.29                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      5007754                              .2500
      265,729.22                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5012151                              .2500
      118,690.03                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5012400                              .2500
       74,568.72                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5015266                              .2500
      266,340.85                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5016051                              .2500
       41,199.45                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5016060                              .5000
      123,985.69                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5016069                              .5000
       64,167.58                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5016073                              .5000
      222,916.05                          .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      5016079                              .5000
       88,541.84                          .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5016088                              .2500
      104,457.34                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5016101                              .5000
      299,831.82                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5016113                              .2500
       78,059.51                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5016114                              .2500
      266,861.58                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5016121                              .2500
       77,467.50                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5016127                              .2500
      284,856.07                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5016131                              .2500
      147,921.24                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5016139                              .2500
      153,411.68                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5016454                              .2500
      128,400.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5016576                              .2500
      265,846.96                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5016780                              .2500
       85,932.84                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5017171                              .2500
      117,564.43                          .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      5017822                              .2500
      278,055.78                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5018090                              .2500
       88,827.39                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5018159                              .2500
      163,905.64                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5019335                              .2500
      131,263.73                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5019522                              .2500
      109,947.30                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5019628                              .2500
      108,248.12                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5020232                              .2500
      129,934.36                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5020499                              .2500
       62,027.83                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5021096                              .2500
      220,000.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5021363                              .2500
       84,276.69                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5022810                              .2500
       53,550.00                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      5023586                              .2500
      147,732.85                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5023957                              .5000
      171,870.15                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5023963                              .2500
      224,727.19                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5023975                              .2500
       40,761.48                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5023978                              .2500
      106,885.80                          .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5023980                              .5000
       65,237.89                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5023988                              .2500
      102,643.90                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5024016                              .2500
      137,878.48                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5024018                              .5000
      229,924.35                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5024029                              .2500
      130,539.07                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5024032                              .2500
       47,475.38                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5024041                              .2500
      105,651.98                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5024091                              .2500
      149,926.22                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5024579                              .2500
      337,889.85                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5024850                              .2500
       84,959.28                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5025464                              .2500
      215,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5025631                              .2500
      244,935.52                          .0500
           12.3750                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      5027866                              .2500
      256,132.15                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5028215                              .2500
       82,965.60                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5028539                              .2500
       68,981.06                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5028782                              .2500
      121,731.08                          .0500
           11.5000                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      5029016                              .2500
      134,900.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5030711                              .2500
      174,726.69                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5030889                              .2500
      212,807.49                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5031308                              .2500
      125,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5032713                              .2500
      179,911.46                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5033353                              .2500
       72,000.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5033568                              .2500
      133,632.48                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5033747                              .2500
      109,134.22                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5033827                              .2500
      192,508.55                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5033836                              .2500
       21,389.75                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5033846                              .2500
      211,684.31                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      5033850                              .5000
      126,935.87                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5033852                              .2500
      137,387.55                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5033855                              .2500
       75,068.51                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5033863                              .2500
      153,885.44                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5033866                              .5000
      100,647.80                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5033867                              .5000
       65,237.04                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5033876                              .2500
       74,212.51                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5033881                              .5000
      248,829.28                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5033884                              .5000
      219,440.60                          .0500
           12.2500                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      5033895                              .5000
       68,965.15                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5033898                              .5000
       84,803.66                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5033905                              .5000
      182,897.41                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5033911                              .2500
      129,710.94                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5033917                              .2500
      168,819.09                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5033920                              .2500
       49,974.76                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5034406                              .2500
      171,273.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000
1



      5034808                              .2500
       28,816.97                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      5036306                              .2500
       70,582.42                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5037312                              .2500
       79,500.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5039438                              .2500
      135,891.44                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      5041039                              .2500
      141,768.39                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5042226                              .2500
      118,854.00                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      5043873                              .2500
      111,447.98                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5043929                              .2500
       66,114.80                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5044050                              .2500
       81,276.72                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5044054                              .2500
       50,263.93                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5044106                              .2500
       96,452.53                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5044429                              .2500
       33,234.07                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5047697                              .2500
      103,350.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5047964                              .2500
      174,558.03                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5048337                              .2500
      154,500.00                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5049955                              .2500
      158,426.05                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      5050998                              .2500
      161,414.05                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5052974                              .2500
       68,900.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5053299                              .2500
      161,100.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5053765                              .2500
      150,421.97                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053777                              .2500
      105,041.08                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5053789                              .2500
       71,016.05                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5053797                              .2500
       83,356.76                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053804                              .2500
      187,853.71                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      5053805                              .2500
       44,442.81                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053817                              .5000
      254,098.89                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5053822                              .5000
      112,441.68                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053824                              .2500
      174,906.87                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5053825                              .2500
      131,804.83                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5053826                              .5000
      152,916.43                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5053831                              .5000
      105,448.11                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053834                              .5000
      133,865.73                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000
1



      5053844                              .5000
       35,031.83                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053847                              .2500
      247,061.42                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5053874                              .2500
      121,471.86                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5053887                              .5000
       91,074.65                          .0500
           12.1250                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      5053891                              .2500
      164,714.56                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053895                              .5000
      112,294.74                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053907                              .2500
      139,929.30                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053917                              .2500
      163,907.46                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      5053927                              .5000
      157,451.03                          .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      5053938                              .2500
       77,222.46                          .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      5053939                              .2500
       92,948.20                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053941                              .5000
      251,858.72                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5053945                              .2500
      154,913.10                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5053948                              .2500
       37,431.58                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5053951                              .2500
      160,477.30                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053959                              .5000
      149,424.50                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5053960                              .2500
      202,289.44                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053961                              .2500
      112,992.91                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053962                              .2500
      185,306.38                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053967                              .5000
      144,375.12                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053971                              .2500
      144,157.58                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      5053972                              .5000
       79,272.00                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053975                              .2500
      101,597.30                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5053979                              .5000
       96,519.45                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5053984                              .5000
      179,906.68                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5053997                              .2500
      285,509.74                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5053998                              .2500
       81,957.49                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5054000                              .2500
       48,974.60                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5054745                              .2500
       87,954.38                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5056971                              .2500
       50,290.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5057467                              .2500
       77,832.40                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5058964                              .2500
      161,407.07                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5059141                              .2500
       42,778.94                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5059525                              .2500
      163,200.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5061171                              .2500
      157,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5061841                              .5000
       72,584.55                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      5061867                              .2500
      128,329.86                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5061869                              .5000
      132,234.93                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5061879                              .5000
      193,948.95                          .0500
           12.3750                         .0000
           11.8750                         .0000
           11.8250                         .0000
           11.8250                         .0000

      5061885                              .2500
       82,405.43                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      5061903                              .2500
       62,669.97                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5061904                              .5000
      164,721.05                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5061912                              .2500
       89,454.80                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5062110                              .2500
      192,947.26                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5062185                              .2500
      149,924.26                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5062363                              .2500
       79,137.87                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5062443                              .2500
       49,900.00                          .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      5062445                              .2500
       77,166.75                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      5062732                              .2500
      135,444.68                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5062919                              .2500
       74,860.14                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5063923                              .2500
      104,163.97                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5064155                              .2500
       92,700.00                          .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      5064380                              .2500
      112,850.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5064392                              .2500
      244,110.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5064553                              .2500
      249,884.17                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5064555                              .2500
      399,572.64                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5065394                              .2500
      299,950.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5065733                              .2500
      187,145.02                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5068833                              .2500
      131,790.10                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5068834                              .5000
       88,950.00                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5068842                              .2500
      205,396.23                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5068843                              .2500
      137,750.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5068884                              .2500
       85,554.45                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5068886                              .2500
      111,049.52                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      5068887                              .5000
      159,305.89                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5068891                              .5000
      160,555.15                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5069341                              .2500
       91,629.45                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      5070850                              .2500
       78,600.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5070926                              .2500
      133,395.00                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5071280                              .2500
      192,305.37                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5073134                              .2500
      112,300.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5077378                              .5000
      157,924.30                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5077386                              .2500
      128,697.44                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5077403                              .2500
      293,550.00                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5077408                              .2500
       86,956.07                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5077416                              .5000
       78,067.34                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5077441                              .2500
      159,547.80                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5077445                              .2500
      252,704.53                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5077447                              .2500
       84,487.31                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5077448                              .5000
      171,910.83                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      5077451                              .5000
      185,645.00                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5077454                              .5000
      192,544.97                          .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      5077456                              .2500
       53,320.86                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5077738                              .2500
      238,000.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5078695                              .2500
      102,672.07                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5078790                              .2500
      286,597.40                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5078881                              .2500
      156,423.02                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5079108                              .2500
       65,217.90                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      5079228                              .2500
      132,000.00                          .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      5079372                              .2500
      131,000.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5079754                              .2500
      157,825.00                          .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5082111                              .2500
      218,007.30                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      5082451                              .2500
      100,529.21                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5084801                              .2500
       69,550.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5085723                              .2500
      115,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5087433                              .2500
      196,707.11                          .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000
1



      5087442                              .2500
       82,867.06                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      5087446                              .5000
       82,956.97                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5087459                              .2500
      164,407.77                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5087460                              .5000
      242,850.00                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5087466                              .2500
      129,470.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5087469                              .5000
      148,614.45                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5087471                              .5000
      135,000.00                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5087472                              .2500
      298,700.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5087474                              .2500
       92,700.00                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5087475                              .2500
      116,141.32                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5087479                              .2500
       92,900.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5087481                              .2500
      144,950.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5088102                              .2500
      197,142.26                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5088207                              .2500
      135,960.00                          .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      5091339                              .2500
       85,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5092068                              .2500
       42,685.61                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      5093545                              .2500
       45,835.00                          .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      5094638                              .2500
      128,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5095895                              .2500
      219,000.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5096790                              .2500
      285,958.36                          .0500
            9.2400                         .0000
            8.9900                         .0000
            8.9400                         .0000
            8.9400                         .0000

      5097211                              .2500
      109,541.67                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5097228                              .2500
      228,991.55                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5097256                              .5000
      132,081.49                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5097298                              .5000
       64,364.82                          .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5097299                              .2500
      211,400.00                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5097305                              .2500
      206,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5097307                              .2500
      148,400.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5097316                              .5000
      185,000.00                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5097320                              .2500
       83,655.00                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5097630                              .2500
      274,470.27                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5097833                              .2500
       88,455.31                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5098039                              .2500
      162,901.25                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      5098419                              .2500
      171,913.14                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5098834                              .2500
       85,800.00                          .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      5099392                              .2500
      281,354.07                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5099564                              .2500
      149,730.12                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5103069                              .2500
      399,692.68                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5105131                              .5000
      124,987.00                          .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      5105134                              .2500
      226,600.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5105144                              .2500
      228,270.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5105162                              .2500
       53,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5105177                              .5000
       83,950.00                          .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      5105178                              .5000
      189,710.00                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      5105188                              .5000
      247,000.00                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5105194                              .2500
      257,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5105422                              .2500
      118,929.74                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5105798                              .2500
      135,767.70                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5106825                              .2500
       76,659.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      5107865                              .2500
      150,919.64                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5108876                              .2500
      161,920.31                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5109557                              .2500
       78,960.10                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5109743                              .2500
       64,750.75                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5109885                              .2500
       82,200.00                          .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      5113350                              .2500
      346,400.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5113361                              .5000
      390,950.00                          .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      5113370                              .2500
      188,900.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5113372                              .2500
      268,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5113375                              .2500
      202,000.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5113413                              .5000
       68,000.00                          .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5113415                              .5000
       73,790.71                          .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5113419                              .5000
       98,000.00                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5113429                              .2500
       82,400.00                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5113870                              .2500
      106,000.00                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5114809                              .2500
       44,940.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5115922                              .2500
      272,800.60                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      5117925                              .2500
      247,200.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5118745                              .2500
       90,950.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5119147                              .2500
      154,500.00                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5119264                              .2500
       87,550.00                          .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      5122086                              .5000
       70,555.00                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      5122090                              .2500
       84,850.00                          .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      5122095                              .2500
      124,950.00                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      5122119                              .2500
       65,400.00                          .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      5122120                              .5000
      132,000.00                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5122121                              .5000
      127,000.00                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5122126                              .2500
      275,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5122198                              .2500
       81,850.00                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5122542                              .2500
      127,835.41                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5122607                              .2500
      256,553.39                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5125629                              .2500
       92,700.00                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      5127078                              .2500
      100,143.82                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5128043                              .2500
      158,350.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5132585                              .2500
      185,250.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5132764                              .2500
      108,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5132778                              .2500
      124,700.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5132794                              .2500
      212,900.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5132816                              .5000
       63,850.00                          .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      5132819                              .5000
       87,550.00                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5132822                              .2500
       27,483.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5132825                              .2500
      249,727.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5132826                              .2500
      193,100.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5132831                              .5000
      151,900.00                          .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      5132839                              .2500
      163,910.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5132840                              .2500
      158,517.00                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5132842                              .5000
       77,900.00                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5132846                              .2500
       79,200.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      5132847                              .2500
      153,450.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5133006                              .2500
      149,900.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5134209                              .2500
      150,000.00                          .0500
            9.2400                         .0000
            8.9900                         .0000
            8.9400                         .0000
            8.9400                         .0000

      5134499                              .2500
       96,948.37                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5134979                              .2500
       74,900.00                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5135165                              .2500
      169,950.00                          .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      5136273                              .2500
      149,201.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5138397                              .2500
      147,340.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      5138406                              .2500
      221,450.00                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      5141496                              .2500
      250,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5141497                              .5000
       78,450.00                          .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5141527                              .5000
      117,400.00                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5141563                              .5000
      159,850.00                          .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5141570                              .2500
      242,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5141577                              .5000
      107,910.00                          .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5141586                              .2500
       89,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5141613                              .2500
       69,000.00                          .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      5143940                              .2500
      224,977.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5147243                              .2500
      163,710.00                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      5149482                              .2500
      137,300.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5149945                              .2500
       80,750.00                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5149946                              .5000
      126,200.00                          .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5149965                              .5000
      269,036.91                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5149966                              .5000
       95,300.00                          .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5150018                              .5000
      195,000.00                          .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      5150019                              .2500
      209,200.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5150027                              .2500
      119,450.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5150031                              .2500
       74,950.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5150039                              .2500
      154,500.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5151303                              .2500
      112,600.00                          .0500
           12.5000                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      5153210                              .2500
      128,338.48                          .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      5157871                              .2500
      278,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5158274                              .2500
       32,200.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5159155                              .2500
      101,422.65                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5159167                              .2500
      196,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5163738                              .2500
       83,430.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5163780                              .2500
      288,900.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5164051                              .2500
       91,094.79                          .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5166290                              .2500
       82,500.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5166301                              .2500
      321,000.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      5166322                              .2500
       84,530.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      5166342                              .5000
       99,900.00                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5166365                              .5000
      100,000.00                          .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      5166500                              .2500
       92,700.00                          .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      5166530                              .2500
      319,300.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5166606                              .2500
      231,750.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5166924                              .2500
      240,400.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5166934                              .2500
      350,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5170572                              .2500
       63,860.00                          .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      5171061                              .2500
      150,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5172846                              .2500
       94,928.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5173113                              .2500
      289,000.00                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      5176177                              .5000
       59,200.00                          .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      5176188                              .2500
      170,000.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5176214                              .2500
      186,100.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5176218                              .2500
      121,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      5176223                              .2500
       86,000.00                          .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      5176234                              .2500
      120,900.00                          .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      5176253                              .2500
      105,100.00                          .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      5176256                              .2500
      264,300.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5176270                              .2500
      118,650.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5185009                              .5000
       66,933.00                          .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5185516                              .2500
       90,950.00                          .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      5188109                              .2500
      206,000.00                          .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      5194314                              .5000
      339,190.00                          .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      5195400                              .2500
      129,450.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5202448                              .2500
      315,000.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      5202618                              .2500
       72,100.00                          .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      5203754                              .2500
      172,413.35                          .0500
            9.4000                         .0000
            9.1500                         .0000
            9.1000                         .0000
            9.1000                         .0000

      5206077                              .2500
      174,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5209125                              .2500
       97,450.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5214279                              .2500
       81,755.32                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      5220567                              .2500
      145,520.00                          .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      5225449                              .2500
      183,000.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5228777                              .2500
      155,100.00                          .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      5238576                              .2500
      334,750.00                          .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      5258230                              .2500
      156,000.00                          .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

  TOTAL NUMBER OF LOANS:     1459
  TOTAL BALANCE........:        215,001,205.90


  RUN ON     : 08/22/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.22.42            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ3        FIXED SUMMARY REPORT      CUTOFF : 08/01/01
  POOL       : 0004533
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        9.4146            7.9900     13.0000
  RFC NET RATE                          9.1299            7.6250     12.7500
  NET MTG RATE(INVSTR RATE)             9.0799            7.5750     12.7000
  POST STRIP RATE                       9.0799            7.5750     12.7000
  SUB SERV FEE                           .2847             .2500       .5000
  MSTR SERV FEE                          .0500             .0500        .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  1459
  TOTAL BALANCE........:     215,001,205.90


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 08/22/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.22.42          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ3                                  CUTOFF : 08/01/01
  POOL       : 0004533
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    3722354          664/G01             F          295,000.00         ZZ
                                         360        293,463.53          1
                                       9.875          2,561.63        100
                                       9.625          2,561.63
    LOS ANGELES      CA   90018          1            08/23/00         23
    0432808277                           05           10/01/00          0
    0003612637                           O            09/01/30
    0


    3735454          526/G01             F           44,131.00         ZZ
                                         360         43,938.63          1
                                      10.250            395.46        106
                                      10.000            395.46
    LOUISVILLE       KY   40218          5            09/25/00         23
    0432905958                           01           11/01/00          0
    0420545                              O            10/01/30
    0


    3956639          526/G01             F           65,270.00         ZZ
                                         360         65,056.04          1
                                      10.500            597.05        107
                                      10.250            597.05
    MCKEESPORT       PA   15133          1            11/29/00         23
    0432906014                           05           01/01/01          0
    0424679                              O            12/01/30
    0


    3971387          526/G01             F          142,000.00         ZZ
                                         360        140,138.61          1
                                      10.125          1,259.29        100
                                       9.875          1,259.29
    PORTLAND         OR   97233          1            12/08/00         23
    0432588325                           03           02/01/01          0
1


    0426046                              O            01/01/31
    0


    3998028          526/G01             F           59,500.00         ZZ
                                         360         59,288.82          1
                                      10.125            527.66        100
                                       9.875            527.66
    COLVILLE         WA   99114          1            11/29/00         23
    0432545671                           05           01/01/01          0
    0430794                              O            12/01/30
    0


    4009621          526/G01             F          205,000.00         ZZ
                                         360        204,033.44          1
                                       9.875          1,780.11        100
                                       9.625          1,780.11
    YACOLT           WA   98675          1            09/08/00         23
    0432566230                           05           11/01/00          0
    0420390                              O            10/01/30
    0


    4141545          E84/G01             F          185,000.00         ZZ
                                         360        184,616.37          1
                                      11.250          1,796.83        103
                                      11.000          1,796.83
    BERKELEY         CA   94709          1            01/12/01         23
    0432819597                           01           03/01/01          0
    54000640                             O            02/01/31
    0


    4143759          526/G01             F          188,500.00         ZZ
                                         360        187,947.20          1
                                       9.625          1,602.23        104
                                       9.375          1,602.23
    WOBURN           MA   01801          1            01/29/01         23
    0432905883                           01           03/01/01          0
    436308                               O            02/01/31
    0


    4147718          526/G01             F          160,500.00         ZZ
                                         360        160,053.39          1
                                       9.875          1,393.70        107
                                       9.625          1,393.70
    TEMPE            AZ   85282          1            01/02/01         23
    0432818292                           05           03/01/01          0
    0435419                              O            02/01/31
    0


1


    4203361          526/G01             F          135,000.00         ZZ
                                         360        134,671.37          1
                                       9.625          1,147.49        100
                                       9.375          1,147.49
    NAPLES           FL   34116          1            02/12/01         23
    0432817989                           05           04/01/01          0
    0439962                              O            03/01/31
    0


    4210139          526/G01             F          261,800.00         ZZ
                                         360        261,162.77          1
                                       9.625          2,225.27        100
                                       9.375          2,225.27
    LA MESA          CA   91942          1            02/06/01         23
    0432818110                           05           04/01/01          0
    439100                               O            03/01/31
    0


    4223702          526/G01             F           56,650.00         ZZ
                                         360         56,571.79          1
                                      12.250            593.63        103
                                      12.000            593.63
    MANSFIELD        OH   44906          1            02/20/01         23
    0432818011                           05           04/01/01          0
    0436749                              O            03/01/31
    0


    4228519          526/G01             F           78,600.00         ZZ
                                         360         78,408.69          1
                                       9.625            668.09        100
                                       9.375            668.09
    FORT WORTH       TX   76118          1            02/16/01         23
    0432818078                           05           04/01/01          0
    0439559                              O            03/01/31
    0


    4229189          526/G01             F          147,050.00         ZZ
                                         360        146,618.75          1
                                       9.625          1,249.91        106
                                       9.375          1,249.91
    ROY              UT   84067          1            01/30/01         23
    0432818094                           05           03/01/01          0
    0436703                              O            02/01/31
    0


    4233179          526/G01             F          164,000.00         ZZ
                                         360        163,115.56          1
                                       9.750          1,409.01        106
                                       9.500          1,409.01
1


    EVESHAM TOWNSHI  NJ   08053          1            11/29/00         23
    0432905990                           05           01/01/01          0
    0429344                              O            12/01/30
    0


    4251558          U28/G01             F           44,940.00         ZZ
                                         360         44,752.06          1
                                       9.500            377.88        107
                                       9.250            377.88
    TWIN CITY        GA   30471          1            02/16/01         23
    0432672681                           05           04/01/01          0
    4251329                              O            03/01/31
    0


    4257548          664/G01             F          296,900.00         ZZ
                                         360        295,768.45          1
                                       9.125          2,415.68        100
                                       8.875          2,415.68
    ELLICOTT CITY    MD   21043          1            12/20/00         23
    0432816585                           03           02/01/01          0
    0003715984                           O            01/01/31
    0


    4264186          U05/G01             F          161,100.00         ZZ
                                         360        161,009.69          1
                                       8.875          1,281.78        103
                                       8.625          1,281.78
    DOVER            DE   19904          1            07/02/01         23
    0432992550                           05           08/01/01          0
    3138707                              O            07/01/31
    0


    4267613          E22/G01             F           62,700.00         ZZ
                                         360         62,506.07          1
                                      10.125            556.04        100
                                       9.875            556.04
    CLEVELAND        OH   44135          1            12/15/00         23
    0412283921                           05           02/01/01          0
    0412283921                           O            01/01/31
    0


    4308288          642/G01             F          280,137.00         ZZ
                                         360        279,489.84          1
                                      10.750          2,615.03         97
                                      10.500          2,615.03
    FOLSOM           CA   95630          1            01/29/01         23
    0432652311                           05           03/01/01          0
    12140200                             O            02/01/31
    0
1




    4338235          A11/G01             F           91,000.00         ZZ
                                         360         90,841.99          1
                                      12.063            940.46        100
                                      11.813            940.46
    DETROIT          MI   48222          1            02/22/01         23
    0432725216                           05           03/22/01          0
    7230423534                           O            02/22/31
    0


    4340925          E22/G01             F          313,650.00         ZZ
                                         360        312,594.84          2
                                       9.000          2,523.70        107
                                       8.500          2,523.70
    OAKLAND          CA   94609          1            02/09/01         23
    0412385841                           05           04/01/01          0
    0412385841                           O            03/01/31
    0


    4343343          808/G01             F          184,000.00         ZZ
                                         360        183,593.42          1
                                       9.000          1,480.51        100
                                       8.750          1,480.51
    LAKE FOREST      CA   92630          1            03/08/01         23
    0432886927                           01           05/01/01          0
    VICTORIO                             O            04/01/31
    0


    4355763          W53/G01             F          333,800.00         ZZ
                                         360        331,673.52          1
                                       9.875          2,898.55        107
                                       9.625          2,898.55
    BROOKFIELD       CT   06804          1            03/02/01         23
    0432851129                           05           05/01/01          0
    5200299300                           O            04/01/31
    0


    4366486          664/G01             F          154,000.00         ZZ
                                         360        153,594.61          1
                                       9.250          1,266.92        100
                                       9.000          1,266.92
    OAK FOREST       IL   60452          1            02/26/01         23
    0432813871                           05           04/01/01          0
    0003817186                           O            03/01/31
    0


    4373865          964/G01             F          112,100.00         ZZ
                                         360        111,555.57          1
1


                                       9.625            952.84         95
                                       9.375            952.84
    CORVALLIS        OR   97333          1            02/28/01         23
    0432808459                           05           04/01/01          0
    109305                               N            03/01/31
    0


    4386888          B28/G01             F          122,570.00         ZZ
                                         360        121,333.02          1
                                       9.000            986.23        103
                                       8.750            986.23
    NEW LENOX        IL   60451          1            04/25/01         23
    0432824969                           05           06/01/01          0
    0102050021                           O            05/01/31
    0


    4390962          E22/G01             F          314,580.00         ZZ
                                         360        313,590.27          1
                                       8.875          2,502.94        107
                                       8.375          2,502.94
    CARMICHAEL       CA   95608          1            02/22/01         23
    0412408478                           05           04/01/01          0
    0412408478                           O            03/01/31
    0


    4391722          R17/G01             F          166,650.00         ZZ
                                         360        166,352.70          1
                                       8.625          1,296.19        101
                                       8.375          1,296.19
    HATBORO          PA   19040          1            04/06/01         23
    0432834497                           05           06/01/01          0
    1000033423                           O            05/01/31
    0


    4402389          E22/G01             F          336,000.00         ZZ
                                         360        335,044.12          1
                                       8.875          2,673.37        104
                                       8.625          2,673.37
    BYRON            CA   94514          1            02/27/01         23
    0412420655                           05           04/01/01          0
    0412420655                           O            03/01/31
    0


    4402458          T24/G01             F          230,000.00         ZZ
                                         360        229,664.31          1
                                      12.000          2,365.81         94
                                      11.750          2,365.81
    OAKLEY           CA   94561          1            02/01/01         23
    0432917870                           05           04/01/01          0
1


    09776898                             O            03/01/31
    0


    4404579          U62/G01             F          137,200.00         ZZ
                                         360        136,745.12          1
                                       8.125          1,018.71        106
                                       7.875          1,018.71
    BEDFORD HEIGHTS  OH   44146          5            02/23/01         23
    0432812154                           05           04/01/01          0
    2001233774                           O            03/01/31
    0


    4414899          147/G01             F          300,000.00         ZZ
                                         360        299,462.44          2
                                      10.000          2,632.72        100
                                       9.750          2,632.72
    CHICAGO          IL   60630          1            03/30/01         23
    0432728293                           05           05/01/01          0
    10415914                             O            04/01/31
    0


    4430701          286/G01             F          206,000.00         ZZ
                                         360        205,428.86          1
                                       9.000          1,657.53        103
                                       8.750          1,657.53
    FAIRFAX          VA   22033          1            02/16/01         23
    0432917920                           09           04/01/01          0
    263423                               O            03/01/31
    0


    4437892          286/G01             F          277,070.00         ZZ
                                         360        276,340.63          1
                                       9.250          2,279.39        100
                                       9.000          2,279.39
    MONTGOMERY       TX   77356          1            02/28/01         23
    0432819712                           03           04/01/01          0
    0000228298                           O            03/01/31
    0


    4452627          G13/G01             F           66,495.00         ZZ
                                         360         66,449.89          1
                                      11.250            645.84        100
                                      11.000            645.84
    CLAYTON          NC   27520          1            06/04/01         23
    0432900967                           05           07/01/01          0
    13931                                O            06/01/31
    0


1


    4468743          B28/G01             F          136,000.00         ZZ
                                         360        135,763.55          1
                                       8.750          1,069.92        100
                                       8.500          1,069.92
    WESTMINSTER      CO   80031          1            04/18/01         23
    0432787133                           01           06/01/01          0
    0103130029                           O            05/01/31
    0


    4483530          T24/G01             F          123,624.00         ZZ
                                         360        123,298.59          1
                                       9.250          1,017.02        105
                                       9.000          1,017.02
    CHESAPEAKE       VA   23320          1            02/23/01         23
    0432917854                           05           04/01/01          0
    09791682                             O            03/01/31
    0


    4484526          T24/G01             F          113,300.00         ZZ
                                         360        113,001.76          1
                                       9.250            932.09        103
                                       9.000            932.09
    LINCOLN          NE   68505          1            02/27/01         23
    0432819860                           05           04/01/01          0
    09808466                             O            03/01/31
    0


    4491262          964/G01             F           90,125.00         ZZ
                                         360         89,856.72          1
                                       8.875            717.08        103
                                       8.625            717.08
    HENDERSON        NV   89015          1            03/29/01         23
    0432827988                           05           05/01/01          0
    108704                               O            04/01/31
    0


    4494328          T24/G01             F          300,000.00         ZZ
                                         360        299,250.42          1
                                       9.500          2,522.56         99
                                       9.250          2,522.56
    ANTIOCH          CA   94509          1            02/22/01         23
    0432819845                           05           04/01/01          0
    09801980                             O            03/01/31
    0


    4497573          W78/G01             F           96,900.00         ZZ
                                         360         96,770.31          1
                                      10.000            850.37        100
                                       9.750            850.37
1


    ATLANTA          GA   30331          1            04/09/01         23
    0432864189                           05           06/01/01          0
    50000478                             O            05/01/31
    0


    4499573          R54/G01             F          146,300.00         ZZ
                                         360        146,093.57          1
                                       9.750          1,256.94         95
                                       9.500          1,256.94
    LAWRENCEVILLE    GA   30045          1            04/25/01         23
    0432825115                           05           06/01/01          0
    2000001665                           N            05/01/31
    0


    4510586          T24/G01             F          203,300.00         ZZ
                                         360        202,884.49          1
                                       9.375          1,690.95        107
                                       9.125          1,690.95
    FAIRFIELD        CA   94533          1            03/01/01         23
    0432819829                           05           05/01/01          0
    09801731                             O            04/01/31
    0


    4511373          964/G01             F          110,000.00         ZZ
                                         360        109,375.66          1
                                       9.125            895.00        107
                                       8.875            895.00
    PHOENIX          AZ   85037          5            04/02/01         23
    0432861359                           05           06/01/01          0
    115642                               O            05/01/31
    0


    4520977          U45/G01             F           82,000.00         ZZ
                                         360         81,814.07          1
                                       8.875            652.43        100
                                       8.625            652.43
    MASSILLON        OH   44646          1            03/29/01         23
    0432899078                           05           05/01/01          0
    6148380263                           O            04/01/31
    0


    4521717          964/G01             F          170,000.00         ZZ
                                         360        169,652.58          1
                                       9.375          1,413.97        100
                                       9.125          1,413.97
    HENDERSON        NV   89012          1            03/28/01         23
    0432822609                           03           05/01/01          0
    115330                               O            04/01/31
    0
1




    4522219          964/G01             F          142,950.00         ZZ
                                         360        142,213.56          1
                                       9.000          1,150.21        100
                                       8.750          1,150.21
    BOISE            ID   83704          1            04/17/01         23
    0432855856                           05           06/01/01          0
    116730                               O            05/01/31
    0


    4522420          E45/G01             F          138,986.00         ZZ
                                         360        138,047.14          1
                                       8.500          1,068.68        100
                                       8.250          1,068.68
    LONGWOOD         FL   32779          5            03/27/01         23
    0432708675                           05           05/01/01          0
    123529                               O            04/01/31
    0


    4523255          G13/G01             F          112,350.00         ZZ
                                         360        112,171.75          1
                                       9.750            965.26        107
                                       9.500            965.26
    KNOXVILLE        TN   37923          5            03/30/01         23
    0432735876                           05           06/01/01          0
    0076658                              O            05/01/31
    0


    4523999          E22/G01             F          118,000.00         ZZ
                                         360        117,549.10          1
                                       9.250            970.76        100
                                       9.000            970.76
    EVERETT          WA   98208          1            03/15/01         23
    0412430019                           01           05/01/01          0
    0412430019                           O            04/01/31
    0


    4524031          E22/G01             F          194,650.00         ZZ
                                         360        194,291.89          1
                                       9.875          1,690.24        103
                                       9.625          1,690.24
    MODESTO          CA   95356          1            03/20/01         23
    0412478893                           05           05/01/01          0
    0412478893                           O            04/01/31
    0


    4524039          E22/G01             F          165,850.00         ZZ
                                         360        165,441.27          1
1


                                       8.875          1,319.58        107
                                       8.625          1,319.58
    HANNA CITY       IL   61536          1            03/27/01         23
    0412485906                           05           05/01/01          0
    0412485906                           O            04/01/31
    0


    4524830          G75/G01             F          303,850.00         ZZ
                                         360        303,335.16          1
                                       8.875          2,417.57        107
                                       8.625          2,417.57
    MECHANICSVILLE   VA   23116          5            04/23/01         23
    0432799633                           05           06/01/01          0
    04306393                             O            05/01/31
    0


    4524844          G75/G01             F          109,100.00         ZZ
                                         360        108,900.29          1
                                       8.500            838.89        107
                                       8.250            838.89
    PETERSBURG       VA   23803          2            04/11/01         23
    0432830768                           05           06/01/01          0
    04316356                             O            05/01/31
    0


    4528362          286/G01             F           70,600.00         ZZ
                                         360         70,470.09          1
                                       9.875            613.06        107
                                       9.625            613.06
    ALTON            IL   62002          5            03/01/01         23
    0432819811                           05           05/01/01          0
    000237151                            O            04/01/31
    0


    4528755          700/G01             F          141,500.00         ZZ
                                         360        141,278.21          1
                                       9.250          1,164.09        100
                                       9.000          1,164.09
    ALHAMBRA         CA   91803          1            04/04/01         23
    0432841567                           01           06/01/01          0
    257600                               O            05/01/31
    0


    4529063          286/G01             F           97,600.00         ZZ
                                         360         97,400.52          2
                                       9.375            811.79         83
                                       9.125            811.79
    WEST ALLIS       WI   53214          1            03/05/01         23
    0432876043                           05           05/01/01          0
1


    0000259354                           O            04/01/31
    0


    4529718          T24/G01             F          115,900.00         ZZ
                                         360        115,515.26          1
                                       9.000            932.56         95
                                       8.750            932.56
    VALPARAISO       IN   46383          1            02/22/01         23
    0432819852                           05           04/01/01          0
    09810210                             N            03/01/31
    0


    4530027          664/G01             F          128,400.00         ZZ
                                         360        128,181.35          1
                                       8.875          1,021.61        107
                                       8.625          1,021.61
    MORENO VALLEY    CA   92551          5            04/05/01         23
    0432970002                           05           06/01/01          0
    0003870250                           O            05/01/31
    0


    4530197          U62/G01             F          200,850.00         ZZ
                                         360        200,336.40          1
                                       9.500          1,688.86        103
                                       9.250          1,688.86
    SNELLVILLE       GA   30078          5            04/20/01         23
    0432800514                           05           06/01/01          0
    2001241204                           O            05/01/31
    0


    4532151          480/G01             F          114,330.00         ZZ
                                         360        114,159.95          1
                                       9.500            961.35        103
                                       9.250            961.35
    LAND O'LAKES     FL   34639          1            04/26/01         23
    0433009693                           03           06/01/01          0
    3661295                              O            05/01/31
    0


    4535803          700/G01             F           86,950.00         ZZ
                                         360         86,757.88          1
                                       9.000            699.62        100
                                       8.750            699.62
    KATY             TX   77494          1            04/03/01         23
    0432791127                           03           05/01/01          0
    00257256                             O            04/01/31
    0


1


    4541743          U59/G01             F          260,003.00         ZZ
                                         360        259,413.41          1
                                       8.875          2,068.71        100
                                       8.625          2,068.71
    SACRAMENTO       CA   95834          1            04/03/01         23
    0432739431                           05           05/05/01          0
    800750361                            O            04/05/31
    0


    4543656          R54/G01             F           81,325.00         ZZ
                                         360         81,171.37          1
                                       9.750            698.71        106
                                       9.500            698.71
    BATON ROUGE      LA   70805          2            03/30/01         23
    0432970390                           05           05/01/01          0
    2000001588                           O            04/01/31
    0


    4550059          F34/G01             F           62,800.00         ZZ
                                         360         62,739.22          1
                                      11.500            621.90        103
                                      11.250            621.90
    VANCEBORO        NC   28586          5            04/20/01         23
    0432781045                           05           06/01/01          0
    30103072                             O            05/01/31
    0


    4550265          E84/G01             F          283,250.00         ZZ
                                         360        282,757.53          1
                                       8.750          2,228.33        103
                                       8.500          2,228.33
    MUNDELIEN        IL   60060          1            04/09/01         23
    0432784858                           05           06/01/01          0
    11104457                             O            05/01/31
    0


    4556452          F34/G01             F           88,580.00         ZZ
                                         360         88,444.76          1
                                       9.375            736.76        103
                                       9.125            736.76
    TRENTON          SC   29847          5            04/30/01         23
    0432846376                           05           06/01/01          0
    30103071                             O            05/01/31
    0


    4558636          964/G01             F          197,900.00         ZZ
                                         360        197,293.79          1
                                       9.750          1,700.27        105
                                       9.500          1,700.27
1


    LAS VEGAS        NV   89122          1            04/06/01         23
    0432900090                           03           06/01/01          0
    117590                               O            05/01/31
    0


    4559247          E87/G01             F           82,500.00         ZZ
                                         360         82,370.70          1
                                       9.250            678.71        106
                                       9.000            678.71
    NEW PARIS        OH   45347          9            04/16/01         23
    0432784502                           05           06/01/01          0
    01020433                             O            05/01/31
    0


    4559388          U96/G01             F          146,600.00         ZZ
                                         360        146,351.60          1
                                       8.875          1,166.42        105
                                       8.625          1,166.42
    HAWI             HI   96719          1            04/11/01         23
    0432777076                           01           06/01/01          0
    10200063                             O            05/01/31
    0


    4560879          286/G01             F           61,800.00         ZZ
                                         360         61,686.29          1
                                       9.875            536.64        103
                                       9.625            536.64
    KANSAS CITY      MO   64128          1            03/16/01         23
    0432917995                           05           05/01/01          0
    0000272293                           O            04/01/31
    0


    4561737          P30/G01             F          131,800.00         ZZ
                                         360        131,679.75          1
                                       9.875          1,144.48        102
                                       9.625          1,144.48
    CHARLOTTE        NC   28226          1            05/07/01         23
    0432829687                           05           07/01/01          0
    0456194                              O            06/01/31
    0


    4563351          964/G01             F          191,400.00         ZZ
                                         360        191,058.56          1
                                       8.625          1,488.69        107
                                       8.375          1,488.69
    RENO             NV   89511          5            04/06/01         23
    0432817500                           03           06/01/01          0
    118190                               O            05/01/31
    0
1




    4564330          T24/G01             F           58,000.00         ZZ
                                         360         57,883.97          1
                                       9.500            487.70        100
                                       9.250            487.70
    HOUSTON          TX   77078          1            03/05/01         23
    0432686681                           05           05/01/01          0
    09807445                             O            04/01/31
    0


    4565663          T24/G01             F          116,000.00         ZZ
                                         360        115,743.69          1
                                       9.000            933.36        106
                                       8.750            933.36
    BEAUMONT         CA   92223          2            03/08/01         23
    0432819837                           05           05/01/01          0
    09814390                             O            04/01/31
    0


    4566542          964/G01             F          141,100.00         ZZ
                                         360        140,941.20          1
                                       8.875          1,122.66        103
                                       8.625          1,122.66
    DIAMOND SPRINGS  CA   95619          1            04/30/01         23
    0432871275                           05           07/01/01          0
    118258                               O            06/01/31
    0


    4566593          T24/G01             F          282,450.00         ZZ
                                         360        281,841.85          1
                                       9.125          2,298.11        107
                                       8.875          2,298.11
    SNOQUALMIE       WA   98065          1            03/14/01         23
    0432820439                           03           05/01/01          0
    09806428                             O            04/01/31
    0


    4570216          664/G01             F          146,500.00         ZZ
                                         360        146,245.28          1
                                       8.750          1,152.52        102
                                       8.500          1,152.52
    SALEM            MA   01970          1            04/13/01         23
    0432823458                           01           06/01/01          0
    0008037731                           O            05/01/31
    0


    4571547          G76/G01             F           99,500.00         ZZ
                                         360         99,185.65          1
1


                                       9.875            864.01        107
                                       9.625            864.01
    SALEM            OH   44460          2            03/26/01         23
    0432822567                           05           05/01/01          0
    132983                               O            04/01/31
    0


    4577028          642/G01             F          137,550.00         ZZ
                                         360        137,334.42          1
                                       9.250          1,131.59        107
                                       9.000          1,131.59
    RICHMOND         VA   23236          2            04/24/01         23
    0432786325                           05           06/01/01          0
    04120101                             O            05/01/31
    0


    4578087          Q64/G01             F           63,650.00         ZZ
                                         360         63,526.55          1
                                       9.625            541.02         95
                                       9.375            541.02
    WARNER ROBINS    GA   31093          1            03/23/01         23
    0432802460                           05           05/01/01          0
    0101746105                           N            04/01/31
    0


    4578139          F34/G01             F          189,000.00         ZZ
                                         360        188,718.90          1
                                       9.500          1,589.21        100
                                       9.250          1,589.21
    STONE MOUNTIAN   GA   30087          1            04/24/01         23
    0432812212                           05           06/01/01          0
    30103059                             O            05/01/31
    0


    4579742          964/G01             F          255,700.00         ZZ
                                         360        255,232.00          1
                                       8.500          1,966.11        107
                                       8.250          1,966.11
    FAIRFIELD        CA   94533          1            04/06/01         23
    0432855740                           05           06/01/01          0
    113130                               O            05/01/31
    0


    4582884          700/G01             F          210,000.00         ZZ
                                         360        209,625.37          1
                                       8.625          1,633.36        103
                                       8.375          1,633.36
    SANTA CARITA AR  CA   91351          1            04/10/01         23
    0432850493                           01           06/01/01          0
1


    00258011                             O            05/01/31
    0


    4586028          700/G01             F          194,750.00         ZZ
                                         360        194,420.03          1
                                       8.875          1,549.52         95
                                       8.625          1,549.52
    WEST COVINA      CA   91790          1            04/17/01         01
    0432871978                           05           06/01/01         30
    00258089                             O            05/01/31
    0


    4593928          147/G01             F           78,280.00         ZZ
                                         360         78,166.57          1
                                       9.625            665.38        103
                                       9.375            665.38
    MONONGAHELA      PA   15063          1            04/27/01         23
    0432804698                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4594111          147/G01             F           81,370.00         ZZ
                                         360         81,292.07          1
                                      11.625            813.57        103
                                      11.375            813.57
    LANCASTER        CA   93535          1            04/17/01         23
    0432804946                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4595391          E45/G01             F          110,700.00         T
                                         360        103,208.95          1
                                       9.750            951.08         90
                                       9.500            951.08
    BLUE RIDGE       GA   30513          1            04/01/01         23
    0432793826                           05           06/01/01          0
    123651                               O            05/01/31
    0


    4595651          642/G01             F           93,638.00         ZZ
                                         360         93,540.53          1
                                       9.250            770.34        107
                                       9.000            770.34
    CEDAR HILL       TX   75104          1            05/09/01         23
    0432856904                           05           07/01/01          0
    04105201                             O            06/01/31
    0


1


    4596831          G75/G01             F          165,800.00         ZZ
                                         360        165,622.85          1
                                       9.125          1,349.01        103
                                       8.875          1,349.01
    WOODHAVEN        MI   48183          5            05/09/01         23
    0432871325                           05           07/01/01          0
    04318588                             O            06/01/31
    0


    4597505          286/G01             F          115,000.00         ZZ
                                         360        114,758.75          1
                                       9.250            946.08        100
                                       9.000            946.08
    PALATINE         IL   60067          1            03/23/01         23
    0432820454                           01           05/01/01          0
    0000228647                           O            04/01/31
    0


    4597986          U96/G01             F          139,100.00         ZZ
                                         360        138,858.16          1
                                       8.750          1,094.30        107
                                       8.500          1,094.30
    KAPAAU           HI   96755          1            04/23/01         23
    0432853356                           05           06/01/01          0
    10400022                             O            05/01/31
    0


    4598811          R54/G01             F          223,000.00         T
                                         360        222,685.36          1
                                       9.750          1,915.91        104
                                       9.500          1,915.91
    MEMPHIS          TN   38104          1            04/12/01         23
    0432800902                           05           06/01/01          0
    2000001612                           O            05/01/31
    0


    4599847          E22/G01             F          239,850.00         ZZ
                                         360        239,493.26          1
                                       9.500          2,016.79        100
                                       9.000          2,016.79
    TRABUCO CANYON   CA   92679          1            04/02/01         23
    0412424152                           01           06/01/01          0
    0412424152                           O            05/01/31
    0


    4600252          T08/G01             F          100,580.00         ZZ
                                         360        100,463.83          1
                                       8.750            791.27        107
                                       8.500            791.27
1


    GREEN BAY        WI   54303          2            05/24/01         23
    0432910446                           05           07/01/01          0
    W01128                               O            06/01/31
    0


    4601979          642/G01             F           80,900.00         ZZ
                                         360         80,815.80          1
                                       9.250            665.54        107
                                       9.000            665.54
    CORTLAND         OH   44410          1            05/14/01         23
    0432827632                           01           07/01/01          0
    04146001                             O            06/01/31
    0


    4605043          R17/G01             F          148,000.00         ZZ
                                         360        147,525.52          1
                                       9.375          1,230.99        103
                                       9.125          1,230.99
    ESCONDIDO        CA   92025          1            02/22/01         23
    0432853364                           05           04/01/01          0
    1000032048                           O            03/01/31
    0


    4606126          964/G01             F          178,215.00         ZZ
                                         360        177,994.85          1
                                      10.375          1,613.57        100
                                      10.125          1,613.57
    HENDERSON        NV   89012          1            04/11/01         23
    0432884401                           05           06/01/01          0
    117661                               O            05/01/31
    0


    4607662          E22/G01             F          110,250.00         ZZ
                                         360        109,874.88          1
                                       9.250            907.00        105
                                       9.000            907.00
    ARLINGTON        WA   98223          1            04/04/01         23
    0412430282                           05           06/01/01          0
    0412430282                           O            05/01/31
    0


    4610505          455/G01             F          233,750.00         ZZ
                                         360        233,373.96          1
                                       9.125          1,901.87        100
                                       8.875          1,901.87
    ALPHARETTA       GA   30004          1            04/23/01         23
    0432850188                           03           06/01/01          0
    09001228                             O            05/01/31
    0
1




    4610869          U59/G01             F           90,640.00         ZZ
                                         360         90,468.50          1
                                       9.750            778.74        103
                                       9.500            778.74
    CHICAGO          IL   60619          5            04/13/01         23
    0432814598                           05           05/18/01          0
    800795525                            O            04/18/31
    0


    4613054          E84/G01             F          270,000.00         ZZ
                                         360        269,598.41          1
                                       9.500          2,270.31        100
                                       9.250          2,270.31
    NAPA             CA   94559          1            04/16/01         23
    0432873578                           05           06/01/01          0
    23002200                             O            05/01/31
    0


    4614587          E87/G01             F          163,500.00         ZZ
                                         360        163,334.22          1
                                       9.375          1,359.91        107
                                       9.125          1,359.91
    NORTH ST PAUL    MN   55109          5            05/16/01         23
    0432827202                           05           07/01/01          0
    01040271                             O            06/01/31
    0


    4615547          E22/G01             F           47,000.00         ZZ
                                         360         46,725.90          1
                                       9.375            390.92        107
                                       9.125            390.92
    RIPLEY           MS   38663          1            04/10/01         23
    0412541849                           05           06/01/01          0
    0412541849                           O            05/01/31
    0


    4616012          W53/G01             F          108,150.00         ZZ
                                         360        108,048.14          1
                                      11.625          1,081.33        103
                                      11.375          1,081.33
    MAPLE HEIGHTS    OH   44137          1            04/25/01         23
    0432846145                           05           06/01/01          0
    5200421900                           O            05/01/31
    0


    4616333          U28/G01             F           49,400.00         ZZ
                                         360         49,288.63          1
1


                                       9.500            415.38         95
                                       9.250            415.38
    JONESBORO        GA   30238          1            04/18/01         23
    0432808889                           09           06/01/01          0
    0138012                              N            05/01/31
    0


    4616948          U28/G01             F          143,350.00         ZZ
                                         360        143,136.80          1
                                       9.500          1,205.36        107
                                       9.250          1,205.36
    MONTEVALLO       AL   35115          1            04/16/01         23
    0432896215                           03           06/01/01          0
    1                                    O            05/01/31
    0


    4617030          K15/G01             F          138,300.00         ZZ
                                         360        138,077.54          1
                                       9.125          1,125.25         99
                                       8.875          1,125.25
    CHARDON          OH   44024          5            04/16/01         23
    0432786127                           05           06/01/01          0
    028605303370                         O            05/01/31
    0


    4617886          U05/G01             F          144,000.00         ZZ
                                         360        143,785.82          1
                                       9.500          1,210.83        100
                                       9.250          1,210.83
    OCEANSIDE        CA   92057          1            04/19/01         23
    0432856847                           01           06/01/01          0
    3122985                              O            05/01/31
    0


    4618413          E45/G01             F           77,000.00         ZZ
                                         360         76,919.85          1
                                       9.250            633.46        107
                                       9.000            633.46
    ZEPHYRHILLS      FL   33541          1            05/09/01         23
    0432816866                           05           07/01/01          0
    124542                               O            06/01/31
    0


    4621278          E22/G01             F          200,000.00         ZZ
                                         360        199,717.79          1
                                       9.750          1,718.31        104
                                       9.500          1,718.31
    EAGAN            MN   55123          9            04/06/01         23
    0412486037                           05           06/01/01          0
1


    0412486037                           O            05/01/31
    0


    4621317          E22/G01             F          145,100.00         ZZ
                                         360        144,847.73          2
                                       8.750          1,141.50        104
                                       8.500          1,141.50
    BELLE CHASSE     LA   70037          2            04/06/01         23
    0412529927                           05           06/01/01          0
    0412529927                           O            05/01/31
    0


    4625394          N67/G01             F          370,800.00         ZZ
                                         360        369,978.46          1
                                       9.500          3,117.89        103
                                       9.250          3,117.89
    CAVE CREEK       AZ   85331          1            04/03/01         23
    0432864148                           03           06/01/01          0
    1780005823                           O            05/01/31
    0


    4625456          964/G01             F          288,290.00         ZZ
                                         360        287,624.60          1
                                      10.000          2,529.95        103
                                       9.750          2,529.95
    LAS VEGAS        NV   89129          1            04/25/01         23
    0432868297                           03           06/01/01          0
    118576                               O            05/01/31
    0


    4626647          B57/G01             F          123,085.00         ZZ
                                         360        122,892.09          1
                                       9.250          1,012.59        103
                                       9.000          1,012.59
    SUN CITY         AZ   85351          1            04/27/01         23
    0432850402                           01           06/01/01          0
    210234                               O            05/01/31
    0


    4627247          964/G01             F          101,900.00         ZZ
                                         360        101,618.43          1
                                       9.625            866.14        103
                                       9.375            866.14
    BANNING          CA   92220          1            04/30/01         23
    0432851020                           05           06/01/01          0
    119205                               O            05/01/31
    0


1


    4630769          455/G01             F           93,890.00         ZZ
                                         360         93,764.83          1
                                      11.375            920.85        100
                                      11.125            920.85
    PALMETTO         GA   30268          1            03/29/01         23
    0432794147                           05           05/01/01          0
    09001158                             O            04/01/31
    0


    4631298          808/G01             F          225,570.00         ZZ
                                         360        225,225.59          1
                                       9.375          1,876.18        103
                                       9.125          1,876.18
    SCOTTSDALE       AZ   85254          1            04/17/01         23
    0432831030                           03           06/01/01          0
    HUTCHISON                            O            05/01/31
    0


    4637497          737/G01             F           47,380.00         ZZ
                                         360         47,321.47          1
                                      10.375            428.98        103
                                      10.125            428.98
    HOLLYWOOD        FL   33020          1            04/27/01         23
    0432784270                           01           06/01/01          0
    0001768076                           O            05/01/31
    0


    4637974          964/G01             F          159,600.00         ZZ
                                         360        159,349.86          1
                                       9.250          1,312.99         95
                                       9.000          1,312.99
    BEND             OR   97702          1            04/19/01         23
    0432855526                           05           06/01/01          0
    120844                               O            05/01/31
    0


    4640409          A11/G01             F          128,750.00         ZZ
                                         360        128,528.30          1
                                      10.188          1,147.81        103
                                       9.938          1,147.81
    DETROIT          MI   48224          1            04/27/01         23
    0432853307                           05           05/27/01          0
    7211462216                           O            04/27/31
    0


    4640604          G52/G01             F          184,061.00         ZZ
                                         360        183,845.53          1
                                      10.625          1,700.90        103
                                      10.375          1,700.90
1


    SAVAGE           MN   55378          5            04/17/01         23
    0432883700                           05           06/01/01          0
    9605000001                           O            05/01/31
    0


    4641128          M43/G01             F          124,450.00         ZZ
                                         360        124,264.88          1
                                       9.500          1,046.45         95
                                       9.250          1,046.45
    BURKE            VA   22015          1            04/19/01         23
    0432813806                           01           06/01/01          0
    741461442                            N            05/01/31
    0


    4642177          950/G01             F          255,140.00         ZZ
                                         360        254,570.54          1
                                       8.500          1,961.81        107
                                       8.250          1,961.81
    KIRKLAND         WA   98033          1            04/24/01         23
    0432824647                           01           06/01/01          0
    E1104034                             O            05/01/31
    0


    4643490          286/G01             F          101,000.00         ZZ
                                         360        100,793.56          1
                                       9.375            840.07        100
                                       9.125            840.07
    WARWICK          RI   02886          1            03/30/01         23
    0432726966                           05           05/01/01          0
    0009360533                           O            04/01/31
    0


    4646019          E87/G01             F           71,369.00         ZZ
                                         360         71,254.19          1
                                       9.125            580.68        107
                                       8.875            580.68
    BRIDGEVILLE      PA   15017          1            05/01/01         23
    0432806610                           09           06/01/01          0
    01040163                             O            05/01/31
    0


    4646395          808/G01             F           85,405.00         ZZ
                                         360         85,320.63          2
                                       9.500            718.14         95
                                       9.250            718.14
    PRESCOTT VALLEY  AZ   86314          1            05/18/01         23
    0432887065                           05           07/01/01          0
    9502823                              N            06/01/31
    0
1




    4647098          E22/G01             F          123,500.00         ZZ
                                         360        123,214.28          1
                                       9.750          1,061.06        100
                                       9.500          1,061.06
    COVINGTON        KY   41017          1            04/16/01         23
    0412557308                           05           06/01/01          0
    0412557308                           O            05/01/31
    0


    4648354          F34/G01             F           52,800.00         ZZ
                                         360         52,719.39          1
                                       9.375            439.16        107
                                       9.125            439.16
    LEWISTOWN        PA   17044          1            04/30/01         23
    0432828028                           05           06/01/01          0
    30104033                             O            05/01/31
    0


    4648371          964/G01             F          128,750.00         ZZ
                                         360        128,548.22          1
                                       9.250          1,059.19        103
                                       9.000          1,059.19
    AURORA           CO   80010          1            04/27/01         23
    0432848406                           05           06/01/01          0
    120249                               O            05/01/31
    0


    4650449          U05/G01             F           71,300.00         ZZ
                                         360         71,217.66          1
                                       8.750            560.92        107
                                       8.500            560.92
    BEAVER FALLS     PA   15010          1            05/15/01         23
    0432808152                           05           07/01/01          0
    3125774                              O            06/01/31
    0


    4651511          F64/G01             F           94,760.00         ZZ
                                         360         94,632.68          1
                                       9.990            830.89        103
                                       9.740            830.89
    SPRINGDALE       AR   72764          5            05/11/01         23
    0432984730                           05           06/16/01          0
    LTJA4155424                          O            05/16/31
    0


    4651537          U59/G01             F          154,500.00         ZZ
                                         360        154,270.21          1
1


                                       9.500          1,299.12        106
                                       9.250          1,299.12
    OLATHE           KS   66062          5            04/25/01         23
    0432780997                           05           06/01/01          0
    800797427                            O            05/01/31
    0


    4651932          700/G01             F          236,400.00         ZZ
                                         360        236,133.96          1
                                       8.875          1,880.90        103
                                       8.625          1,880.90
    LOS ANGELES      CA   91605          1            05/18/01         23
    0432863397                           05           07/01/01          0
    316691                               O            06/01/31
    0


    4654812          B57/G01             F          265,000.00         ZZ
                                         360        264,584.67          1
                                       9.250          2,180.09        100
                                       9.000          2,180.09
    LOS ANGELES      CA   90039          1            04/24/01         23
    0432789139                           05           06/01/01          0
    2113169                              O            05/01/31
    0


    4655704          147/G01             F          196,880.00         ZZ
                                         360        196,546.41          1
                                       8.875          1,566.47        107
                                       8.625          1,566.47
    SYLMAR           CA   91342          5            04/20/01         23
    0432799898                           05           06/01/01          0
    10416421                             O            05/01/31
    0


    4656488          W63/G01             F           42,800.00         ZZ
                                         360         42,749.08          1
                                      10.550            393.11        102
                                      10.300            393.11
    CAHOKIA          IL   62206          1            04/03/01         23
    0432794923                           05           06/01/01          0
    1158881301658                        O            05/01/31
    0


    4656512          R54/G01             F           37,000.00         T
                                         360         36,965.33          1
                                       9.750            317.89        100
                                       9.500            317.89
    MILLINGTON       TN   38053          1            05/18/01         23
    0432893733                           05           07/01/01          0
1


    2000001754                           O            06/01/31
    0


    4657550          003/G01             F          202,500.00         ZZ
                                         360        201,894.04          1
                                       8.625          1,575.03        100
                                       8.375          1,575.03
    DECATUR          GA   30030          1            04/20/01         23
    0432785228                           05           06/01/01          0
    021450986                            O            05/01/31
    0


    4658594          253/G01             F          227,900.00         ZZ
                                         360        227,533.39          1
                                       9.125          1,854.27         99
                                       8.875          1,854.27
    DENVER           CO   80201          1            04/24/01         23
    0432835528                           01           06/01/01          0
    968386                               O            05/01/31
    0


    4658879          U59/G01             F          258,000.00         ZZ
                                         360        257,616.25          1
                                       9.500          2,169.41        100
                                       9.250          2,169.41
    ELLICOTT CITY    MD   21043          1            04/30/01         23
    0432797306                           09           06/01/01          0
    800827637                            O            05/01/31
    0


    4659204          180/G01             F          133,000.00         ZZ
                                         360        132,780.56          1
                                       8.875          1,058.21        104
                                       8.625          1,058.21
    MEDFORD          OR   97504          1            05/18/01         23
    0432896645                           05           07/01/01          0
    0017982828                           O            06/01/31
    0


    4661770          808/G01             F          221,208.00         ZZ
                                         360        220,781.90          1
                                       8.250          1,661.87        104
                                       8.000          1,661.87
    RANCHO CUCAMONG  CA   91730          1            04/26/01         23
    0432897015                           05           06/01/01          0
    9319018                              O            05/01/31
    0


1


    4662829          G75/G01             F           96,300.00         ZZ
                                         360         96,182.89          1
                                       8.500            740.47        107
                                       8.250            740.47
    DOVER            NJ   08753          1            05/15/01         23
    0432821163                           01           07/01/01          0
    04340624                             O            06/01/31
    0


    4663630          E87/G01             F          217,300.00         ZZ
                                         360        216,976.78          1
                                       9.500          1,827.18        100
                                       9.250          1,827.18
    DESOTO           TX   75115          1            04/27/01         23
    0432782340                           05           06/01/01          0
    01040454                             O            05/01/31
    0


    4664541          685/G01             F          108,600.00         ZZ
                                         360        108,486.95          1
                                       9.250            893.43         99
                                       9.000            893.43
    LOS ANGELES (VA  CA   91402          1            05/01/01         23
    0432815546                           01           07/01/01          0
    125541                               O            06/01/31
    0


    4665319          R74/G01             F          346,680.00         ZZ
                                         360        346,069.43          1
                                       8.790          2,737.25        107
                                       8.540          2,737.25
    WAYNE            NJ   07470          5            04/17/01         23
    0432785699                           05           06/01/01          0
    1010016481                           O            05/01/31
    0


    4667148          S20/G01             F          100,000.00         ZZ
                                         360         99,817.23          1
                                       9.990            876.84        100
                                       9.740            876.84
    WINSTON SALEM    NC   27051          1            04/25/01         23
    0432814077                           05           05/25/01          0
    0111282                              O            04/25/31
    0


    4667225          T08/G01             F           81,000.00         ZZ
                                         360         80,879.53          1
                                       9.500            681.09        100
                                       9.250            681.09
1


    PALM BAY         FL   32905          1            04/13/01         23
    0432816775                           05           06/01/01          0
    21040074                             O            05/01/31
    0


    4668950          964/G01             F          120,500.00         ZZ
                                         360        120,295.85          1
                                       8.875            958.75        105
                                       8.625            958.75
    BEAVERTON        OR   97007          1            04/26/01         23
    0432859049                           05           06/01/01          0
    121182                               O            05/01/31
    0


    4669648          T24/G01             F          217,000.00         ZZ
                                         360        216,578.77          1
                                       9.625          1,844.48        100
                                       9.375          1,844.48
    VISTA            CA   92083          1            03/20/01         23
    0432816759                           05           05/01/01          0
    09825257                             O            04/01/31
    0


    4669715          T24/G01             F          152,000.00         ZZ
                                         360        151,689.35          1
                                       9.375          1,264.26         95
                                       9.125          1,264.26
    ALBANY           OR   97321          1            03/30/01         23
    0432820405                           05           05/01/01          0
    09809016                             N            04/01/31
    0


    4669724          808/G01             F          181,900.00         ZZ
                                         360        178,596.46          1
                                       8.750          1,431.01        107
                                       8.500          1,431.01
    TURLOCK          CA   95380          1            05/01/01         23
    0432823557                           05           07/01/01          0
    9420079                              O            06/01/31
    0


    4670829          147/G01             F          184,967.00         ZZ
                                         360        184,637.01          1
                                       8.625          1,438.66        103
                                       8.375          1,438.66
    SURPRISE         AZ   85374          1            04/24/01         23
    0432782795                           05           06/01/01          0
    10420434                             O            05/01/31
    0
1




    4671444          U42/G01             F          121,255.00         ZZ
                                         360        121,049.55          1
                                       8.875            964.76        103
                                       8.625            964.76
    MC KINNEY        TX   75070          1            04/27/01         23
    0432832244                           03           06/01/01          0
    11010009                             O            05/01/31
    0


    4671591          Q64/G01             F           99,000.00         ZZ
                                         360         98,852.74          1
                                       9.500            832.45        100
                                       9.250            832.45
    WELLINGTON       FL   33414          1            04/26/01         23
    0432818946                           09           06/01/01          0
    0101819407                           O            05/01/31
    0


    4673794          U05/G01             F          125,000.00         ZZ
                                         360        124,876.54          1
                                       9.500          1,051.07        100
                                       9.250          1,051.07
    OCEANSIDE        CA   92057          1            05/08/01         23
    0432870798                           01           07/01/01          0
    3122988                              O            06/01/31
    0


    4674067          147/G01             F           57,680.00         ZZ
                                         360         57,616.44          1
                                      10.990            548.87        103
                                      10.740            548.87
    GIRARD           OH   44420          1            04/26/01         23
    0432804599                           05           06/01/01          0
    10418955                             O            05/01/31
    0


    4675680          A11/G01             F          224,700.00         ZZ
                                         360        224,367.95          1
                                       9.531          1,894.49        107
                                       9.281          1,894.49
    ANAHEIM          CA   92804          1            04/30/01         23
    0432900470                           05           06/01/01          0
    4612498359                           O            05/01/31
    0


    4677979          964/G01             F          160,000.00         ZZ
                                         360        159,646.44          1
1


                                       9.000          1,287.40        100
                                       8.750          1,287.40
    LAS VEGAS        NV   89123          1            04/24/01         23
    0432917987                           03           06/01/01          0
    120993                               O            05/01/31
    0


    4680419          K15/G01             F           72,400.00         ZZ
                                         360         72,250.83          1
                                      10.375            655.51         97
                                      10.125            655.51
    EUNICE           LA   70535          5            04/25/01         23
    0432806743                           05           06/01/01          0
    000205303184                         O            05/01/31
    0


    4681158          664/G01             F          141,000.00         T
                                         360        140,726.53          1
                                       9.625          1,198.49        100
                                       9.375          1,198.49
    HEBRON           KY   41048          1            03/26/01         11
    0432985729                           03           05/01/01         35
    0003913027                           O            04/01/31
    0


    4681700          147/G01             F          250,000.00         ZZ
                                         360        248,721.03          1
                                       9.750          2,147.89        105
                                       9.500          2,147.89
    HOWELL           NJ   07731          5            04/24/01         23
    0432804896                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4683217          R74/G01             F           36,050.00         ZZ
                                         360         36,031.44          1
                                      12.500            384.75        103
                                      12.250            384.75
    CORBIN           KY   40701          1            05/14/01         23
    0432873669                           05           07/01/01          0
    3030017810                           O            06/01/31
    0


    4683909          Q01/G01             F          152,857.00         ZZ
                                         360        152,706.04          1
                                       9.500          1,285.30        100
                                       9.250          1,285.30
    OCEANSIDE        CA   92057          1            05/14/01         23
    0432836385                           09           07/01/01          0
1


    65379401                             O            06/01/31
    0


    4684380          U28/G01             F          122,950.00         ZZ
                                         360        122,804.30          1
                                       8.625            956.29        100
                                       8.375            956.29
    WOODSTOCK        GA   30189          1            05/15/01         23
    0432899904                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4684916          K15/G01             F           50,100.00         ZZ
                                         360         50,039.77          1
                                      10.500            458.28         99
                                      10.250            458.28
    SHREVEPORT       LA   71108          5            04/25/01         23
    0432814796                           05           06/01/01          0
    008405303071                         O            05/01/31
    0


    4686158          964/G01             F          279,000.00         ZZ
                                         360        278,562.74          1
                                       9.250          2,295.26        100
                                       9.000          2,295.26
    PHOENIX          AZ   85050          1            04/30/01         23
    0432897023                           05           06/01/01          0
    120610                               O            05/01/31
    0


    4686634          003/G01             F          172,000.00         ZZ
                                         360        171,730.40          1
                                       9.250          1,415.01        100
                                       9.000          1,415.01
    MCDONOUGH        GA   30253          1            04/27/01         23
    0432818227                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4686811          U05/G01             F          137,000.00         ZZ
                                         360        136,857.39          1
                                       9.250          1,127.07        100
                                       9.000          1,127.07
    SPRING VALLEY    CA   91978          1            05/01/01         23
    0432817658                           01           07/01/01          0
    3116314                              O            06/01/31
    0


1


    4687544          642/G01             F          168,920.00         ZZ
                                         360        168,693.96          2
                                      10.000          1,482.39        103
                                       9.750          1,482.39
    ORLANDO          FL   32803          1            04/20/01         23
    0432745057                           05           06/01/01          0
    03166301                             O            05/01/31
    0


    4687879          E45/G01             F           66,800.00         ZZ
                                         360         66,692.54          1
                                       9.125            543.51        107
                                       8.875            543.51
    ALTHA            FL   32421          1            04/30/01         23
    0432836690                           05           06/01/01          0
    127707                               O            05/01/31
    0


    4689976          950/G01             F          169,000.00         ZZ
                                         360        168,682.68          1
                                       8.375          1,284.52        107
                                       8.125          1,284.52
    HANSVILLE        WA   98340          1            04/26/01         23
    0432833655                           05           06/01/01          0
    E1104036                             O            05/01/31
    0


    4690969          642/G01             F           51,700.00         ZZ
                                         360         51,648.94          1
                                       9.500            434.72        100
                                       9.250            434.72
    OCALA            FL   34473          1            05/17/01         23
    0432850741                           05           07/01/01          0
    04197101                             O            06/01/31
    0


    4691250          964/G01             F          166,500.00         ZZ
                                         360        166,128.70          1
                                       8.750          1,309.86        107
                                       8.500          1,309.86
    HENDERSON        NV   89015          1            04/26/01         23
    0432858959                           05           06/01/01          0
    117743                               O            05/01/31
    0


    4691445          E45/G01             F           41,310.00         ZZ
                                         360         41,228.40          1
                                       9.500            347.36         90
                                       9.250            347.36
1


    ORLANDO          FL   32822          1            04/30/01         23
    0432930600                           01           06/01/01          0
    132172                               O            05/01/31
    0


    4692861          U35/G01             F           97,700.00         ZZ
                                         360         97,637.31          1
                                      11.875            995.56        103
                                      11.625            995.56
    LOS ANGELES      CA   90044          1            05/17/01         23
    0432840577                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4693074          069/G01             F          149,000.00         ZZ
                                         360        148,852.82          1
                                       9.500          1,252.88        100
                                       9.250          1,252.88
    SAN JUAN CAPIST  CA   92675          1            05/12/01         23
    0432917979                           01           07/01/01          0
    35188185012                          O            06/01/31
    0


    4693249          B57/G01             F          187,000.00         ZZ
                                         360        186,794.95          1
                                       9.000          1,504.64        100
                                       8.750          1,504.64
    LOS ANGELES(SHE  CA   91403          1            05/01/01         23
    0432831667                           01           07/01/01          0
    2113183                              O            06/01/31
    0


    4695096          U28/G01             F           82,925.00         ZZ
                                         360         82,788.11          1
                                       9.000            667.23        107
                                       8.750            667.23
    METTER           GA   30439          1            04/27/01         23
    0432855765                           05           06/01/01          0
    DORMINEYJO                           O            05/01/31
    0


    4696541          286/G01             F          197,000.00         ZZ
                                         360        196,743.26          1
                                      10.125          1,747.05         99
                                       9.875          1,747.05
    TOLEDO           OH   43614          2            04/11/01         23
    0432899151                           05           06/01/01          0
    0000324375                           O            05/01/31
    0
1




    4696551          T17/G01             F          120,500.00         ZZ
                                         360        120,334.40          1
                                       9.875          1,046.36        100
                                       9.625          1,046.36
    FUQUAY VARINA    NC   27526          1            05/04/01         23
    0432871614                           05           06/02/01          0
    0010001030679                        O            05/02/31
    0


    4696580          R49/G01             F          236,900.00         ZZ
                                         360        236,538.30          1
                                       9.375          1,970.41        103
                                       9.125          1,970.41
    MARTINEZ         CA   94553          1            04/18/01         23
    0432906311                           05           06/01/01          0
    9708615                              O            05/01/31
    0


    4697798          B28/G01             F          180,500.00         ZZ
                                         360        180,224.40          1
                                       9.375          1,501.31         95
                                       9.125          1,501.31
    ENGLEWOOD        CO   80110          1            04/30/01         23
    0432826907                           05           06/01/01          0
    0104160016                           N            05/01/31
    0


    4699029          964/G01             F          181,500.00         ZZ
                                         360        181,311.08          1
                                       9.250          1,493.16        107
                                       9.000          1,493.16
    DENVER           CO   80223          1            05/18/01         23
    0432869469                           05           07/01/01          0
    124069                               O            06/01/31
    0


    4699457          685/G01             F          244,900.00         ZZ
                                         360        244,463.10          1
                                       8.625          1,904.81        100
                                       8.375          1,904.81
    ANAHEIM          CA   92804          1            04/30/01         23
    0432780971                           05           06/01/01          0
    125488                               O            05/01/31
    0


    4701472          808/G01             F          175,150.00         ZZ
                                         360        174,952.87          1
1


                                       8.875          1,393.58        105
                                       8.625          1,393.58
    NORWALK          CA   90650          1            05/03/01         23
    0432824886                           05           07/01/01          0
    9319158                              O            06/01/31
    0


    4701487          808/G01             F          287,500.00         ZZ
                                         360        287,347.00          1
                                       9.125          2,339.20        100
                                       8.875          2,339.20
    LONG BEACH       CA   90807          1            06/01/01         23
    0432944940                           05           08/01/01          0
    9319190                              O            07/01/31
    0


    4702114          180/G01             F          122,300.00         ZZ
                                         360        122,126.59          1
                                       8.625            951.24        105
                                       8.375            951.24
    LINCOLN PRK      MI   48146          2            05/21/01         23
    0432911725                           05           07/01/01          0
    0027036144                           O            06/01/31
    0


    4702718          Q01/G01             F           71,928.00         ZZ
                                         360         71,844.93          1
                                       8.750            565.86        100
                                       8.500            565.86
    WILLINGBORO      NJ   08046          1            05/09/01         23
    0432819506                           07           07/01/01          0
    39788                                O            06/01/31
    0


    4703498          U62/G01             F          169,250.00         ZZ
                                         360        168,923.98          1
                                       8.250          1,271.52        100
                                       8.000          1,271.52
    LUNA PIER        MI   48157          5            04/25/01         23
    0433012234                           05           06/01/01          0
    2001245439                           O            05/01/31
    0


    4705122          N67/G01             F          137,250.00         ZZ
                                         360        137,045.87          1
                                       9.500          1,154.07        100
                                       9.250          1,154.07
    NORTH LAS VEGAS  NV   89030          1            04/12/01         23
    0432780351                           03           06/01/01          0
1


    1380001810                           O            05/01/31
    0


    4705423          642/G01             F          117,500.00         ZZ
                                         360        117,380.86          1
                                       9.375            977.31        103
                                       9.125            977.31
    AURORA           CO   80012          1            05/21/01         23
    0432869055                           09           07/01/01          0
    04208701                             O            06/01/31
    0


    4705736          180/G01             F          192,600.00         ZZ
                                         360        192,298.15          1
                                       9.250          1,584.47        107
                                       9.000          1,584.47
    SEATTLE          WA   98118          1            04/26/01         23
    0432902591                           05           06/01/01          0
    0017978453                           O            05/01/31
    0


    4705887          003/G01             F          229,900.00         ZZ
                                         360        229,268.62          1
                                       9.500          1,933.13        100
                                       9.250          1,933.13
    WOODSTOCK        GA   30188          1            04/05/01         23
    0432888915                           03           06/01/01          0
    0021434295                           O            05/01/31
    0


    4706045          808/G01             F          105,000.00         ZZ
                                         360        104,916.17          1
                                      10.500            960.48        100
                                      10.250            960.48
    ADELANTO         CA   92301          1            05/04/01         23
    0432886737                           05           07/01/01          0
    9319140                              O            06/01/31
    0


    4707533          964/G01             F          319,300.00         ZZ
                                         360        318,728.11          1
                                       8.375          2,426.91        103
                                       8.125          2,426.91
    CYPRESS          CA   90630          1            05/04/01         23
    0432992279                           05           07/01/01          0
    116957                               O            06/01/31
    0


1


    4708073          E22/G01             F          185,100.00         ZZ
                                         360        184,794.39          1
                                       9.000          1,489.36        107
                                       8.500          1,489.36
    FRESNO           CA   93720          5            04/13/01         23
    0412468233                           05           06/01/01          0
    0412468233                           O            05/01/31
    0


    4708077          E22/G01             F          347,750.00         ZZ
                                         360        347,175.86          1
                                       9.000          2,798.08        107
                                       8.500          2,798.08
    PITTSBURG        CA   94565          1            04/14/01         23
    0412486169                           09           06/01/01          0
    0412486169                           O            05/01/31
    0


    4708083          E22/G01             F          193,135.00         ZZ
                                         360        192,824.31          1
                                       9.125          1,571.41        107
                                       8.875          1,571.41
    AURORA           CO   80012          1            04/26/01         23
    0412507733                           05           06/01/01          0
    0412507733                           O            05/01/31
    0


    4708485          F34/G01             F           66,000.00         ZZ
                                         360         65,863.81          1
                                      12.000            678.88        100
                                      11.750            678.88
    RICHMOND         VA   23231          5            12/20/00         23
    0432818490                           05           02/01/01          0
    32010327                             O            01/01/31
    0


    4712087          180/G01             F          162,700.00         ZZ
                                         360        162,628.02          1
                                      10.000          1,427.81        102
                                       9.750          1,427.81
    JACKSON          MI   49201          1            06/01/01         23
    0432967362                           05           08/01/01          0
    0017806225                           O            07/01/31
    0


    4712626          940/G01             F          170,000.00         ZZ
                                         360        169,798.55          1
                                       8.625          1,322.24        100
                                       8.375          1,322.24
1


    UPLAND           CA   91786          1            05/03/01         23
    0432815827                           05           07/01/01          0
    0111282                              O            06/01/31
    0


    4715549          E22/G01             F           57,500.00         ZZ
                                         360         57,414.48          2
                                       9.500            483.49        100
                                       9.250            483.49
    SAGINAW          MI   48602          1            04/27/01         23
    0412526998                           05           06/01/01          0
    0412526998                           O            05/01/31
    0


    4715606          E22/G01             F          114,000.00         ZZ
                                         360        113,821.33          1
                                       9.250            937.85        107
                                       9.000            937.85
    AURORA           CO   80012          1            04/26/01         23
    0412584914                           01           06/01/01          0
    0412584914                           O            05/01/31
    0


    4715618          E22/G01             F          156,650.00         ZZ
                                         360        156,417.01          1
                                       9.500          1,317.20         95
                                       9.250          1,317.20
    DENVER           CO   80229          1            04/27/01         23
    0412595688                           05           06/01/01          0
    0412595688                           N            05/01/31
    0


    4715894          T24/G01             F          169,900.00         ZZ
                                         360        169,475.48          2
                                       9.500          1,428.61        100
                                       9.250          1,428.61
    LAWRENCE         MA   01841          1            03/01/01         23
    0432779536                           05           04/01/01          0
    09781352                             O            03/01/31
    0


    4715996          N67/G01             F           58,600.00         ZZ
                                         360         58,510.51          1
                                       9.375            487.41        100
                                       9.125            487.41
    HOUSTON          TX   77083          1            04/19/01         23
    0432771970                           05           06/01/01          0
    1160003751                           O            05/01/31
    0
1




    4716019          T24/G01             F          234,800.00         ZZ
                                         360        234,450.76          1
                                       9.500          1,974.33        105
                                       9.250          1,974.33
    ELK GROVE        CA   95758          1            04/02/01         23
    0432819688                           05           06/01/01          0
    09815621                             O            05/01/31
    0


    4716756          T24/G01             F          371,550.00         ZZ
                                         360        370,852.33          1
                                       8.375          2,824.05        107
                                       8.125          2,824.05
    PLEASANT HILL    CA   94523          1            04/12/01         23
    0432844264                           05           06/01/01          0
    09958154                             O            05/01/31
    0


    4717080          T17/G01             F          121,995.00         ZZ
                                         360        121,818.27          1
                                       9.625          1,036.94         95
                                       9.375          1,036.94
    CHARLOTTE        NC   28215          1            05/03/01         23
    0432870467                           05           06/01/01          0
    01040357                             N            05/01/31
    0


    4717815          737/G01             F          148,900.00         ZZ
                                         360        148,756.77          1
                                       9.625          1,265.63        100
                                       9.375          1,265.63
    MCDONOUGH        GA   30252          1            05/21/01         23
    0432863363                           05           07/01/01          0
    2025283                              O            06/01/31
    0


    4718095          B28/G01             F          259,500.00         ZZ
                                         360        259,222.75          1
                                       9.125          2,111.38        103
                                       8.875          2,111.38
    DENVER           CO   80206          1            05/03/01         23
    0432837466                           01           07/01/01          0
    0104190029                           O            06/01/31
    0


    4719127          B57/G01             F          265,050.00         ZZ
                                         360        264,788.23          1
1


                                       9.500          2,228.68         95
                                       9.250          2,228.68
    WEST HOLLYWOOD   CA   90069          1            05/14/01         23
    0432887057                           01           07/01/01          0
    2113576                              O            06/01/31
    0


    4721354          T24/G01             F          300,000.00         ZZ
                                         360        299,418.17          1
                                       9.625          2,549.97        107
                                       9.375          2,549.97
    ANTIOCH          CA   94509          1            03/15/01         23
    0432872190                           05           05/01/01          0
    09776322                             O            04/01/31
    0


    4722680          964/G01             F          197,760.00         ZZ
                                         360        197,280.36          1
                                       8.875          1,573.47        103
                                       8.625          1,573.47
    ROSEVILLE        CA   95747          1            05/24/01         23
    0432869485                           05           07/01/01          0
    123709                               O            06/01/31
    0


    4723865          U05/G01             F           87,400.00         ZZ
                                         360         87,270.00          1
                                       9.500            734.91        103
                                       9.250            734.91
    HIGHLAND         IL   62249          1            05/04/01         23
    0432816643                           05           06/01/01          0
    3122670                              O            05/01/31
    0


    4723875          T24/G01             F          108,490.00         ZZ
                                         360        108,274.01          1
                                       9.500            912.24        100
                                       9.250            912.24
    PLAINFIELD       IL   60544          1            03/21/01         23
    0432803633                           05           05/01/01          0
    09825804                             O            04/01/31
    0


    4725477          642/G01             F          190,250.00         ZZ
                                         360        190,076.43          2
                                       9.875          1,652.03        103
                                       9.625          1,652.03
    SAN DIEGO        CA   92105          1            05/30/01         23
    0432883478                           05           07/01/01          0
1


    04227801                             O            06/01/31
    0


    4725518          Q64/G01             F           72,750.00         ZZ
                                         360         72,635.97          1
                                       9.250            598.50        107
                                       9.000            598.50
    DAYTONA BEACH    FL   32119          1            04/25/01         23
    0432816395                           07           06/01/01          0
    0101835601                           O            05/01/31
    0


    4725532          U35/G01             F           70,000.00         ZZ
                                         360         69,958.61          1
                                      11.875            713.30        100
                                      11.625            713.30
    MENOMONIE        WI   54751          5            05/09/01         23
    0432849990                           05           07/01/01          0
    0407801                              O            06/01/31
    0


    4725716          Q64/G01             F          214,000.00         ZZ
                                         360        213,689.97          1
                                       9.625          1,818.98        100
                                       9.375          1,818.98
    DACULA           GA   30019          1            04/24/01         23
    0432808509                           05           06/01/01          0
    0101797504                           O            05/01/31
    0


    4729245          642/G01             F          165,800.00         ZZ
                                         360        165,636.24          1
                                       9.500          1,394.14        107
                                       9.250          1,394.14
    NEWBURGH         IN   47630          5            05/04/01         23
    0432785061                           05           07/01/01          0
    03164601                             O            06/01/31
    0


    4729962          G52/G01             F          238,500.00         ZZ
                                         360        238,270.58          1
                                       9.625          2,027.22        100
                                       9.375          2,027.22
    NORTH HILLS      CA   91343          1            05/07/01         23
    0432925865                           05           07/01/01          0
    6205000341                           O            06/01/31
    0


1


    4730697          E22/G01             F          231,600.00         ZZ
                                         360        231,255.53          1
                                       9.500          1,947.42        103
                                       9.250          1,947.42
    LITTLETON        CO   80128          1            04/30/01         23
    0412554248                           09           06/01/01          0
    0412554248                           O            05/01/31
    0


    4731155          B28/G01             F          196,400.00         ZZ
                                         360        196,178.97          1
                                       8.875          1,562.65        106
                                       8.625          1,562.65
    MANTECA          CA   95336          1            05/04/01         23
    0432887222                           05           07/01/01          0
    0103260015                           O            06/01/31
    0


    4732421          964/G01             F          197,950.00         ZZ
                                         360        197,520.68          1
                                       8.750          1,557.27        107
                                       8.500          1,557.27
    CAMANO ISLAND    WA   98282          1            05/12/01         23
    0432869477                           03           07/01/01          0
    124225                               O            06/01/31
    0


    4732576          K15/G01             F           70,000.00         ZZ
                                         360         69,934.41          1
                                       9.750            601.41        103
                                       9.500            601.41
    MEDINA           NY   14103          5            05/07/01         23
    0432815280                           05           07/01/01          0
    029505303255                         O            06/01/31
    0


    4733218          948/G01             F          164,000.00         ZZ
                                         360        160,947.80          1
                                       9.375          1,364.07        107
                                       9.125          1,364.07
    LAS VEGAS        NV   89142          2            02/07/01         23
    0432862407                           05           04/01/01          0
    56819                                O            03/01/31
    0


    4733391          R17/G01             F          270,000.00         ZZ
                                         360        269,462.42          1
                                       9.500          2,270.31        100
                                       9.250          2,270.31
1


    MT. PLEASANT     SC   29464          1            03/28/01         23
    0432784304                           03           05/01/01          0
    10000033650                          O            04/01/31
    0


    4733732          642/G01             F          144,450.00         ZZ
                                         360        144,307.34          1
                                       9.500          1,214.61        107
                                       9.250          1,214.61
    PATASKALA        OH   43062          2            05/04/01         23
    0432811420                           05           07/01/01          0
    04143701                             O            06/01/31
    0


    4733907          Q78/G01             F          139,100.00         ZZ
                                         360        138,958.95          1
                                       9.375          1,156.97        107
                                       9.125          1,156.97
    AURORA           IL   60506          2            04/27/01         23
    0432780120                           05           07/01/01          0
    685414                               O            06/01/31
    0


    4734050          U28/G01             F          138,100.00         ZZ
                                         360        137,956.27          1
                                       9.250          1,136.11        100
                                       9.000          1,136.11
    AUSTELL          GA   30168          1            05/18/01         23
    0432845063                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4734126          737/G01             F          121,100.00         ZZ
                                         360        120,977.21          1
                                       9.375          1,007.25         95
                                       9.125          1,007.25
    TEMPE            AZ   85282          1            05/22/01         23
    0432876845                           09           07/01/01          0
    2021945                              N            06/01/31
    0


    4734754          T89/G01             F           64,890.00         ZZ
                                         360         64,835.35          1
                                      10.250            581.48        103
                                      10.000            581.48
    DARLINGTON       SC   29532          1            05/07/01         23
    0432852622                           05           07/01/01          0
    L255542                              O            06/01/31
    0
1




    4735095          147/G01             F          290,000.00         ZZ
                                         360        289,721.03          1
                                       9.625          2,464.97        100
                                       9.375          2,464.97
    NORCO            CA   92860          1            05/08/01         23
    0432859296                           05           07/01/01          0
    1104213911                           O            06/01/31
    0


    4735705          964/G01             F          186,950.00         ZZ
                                         360        186,679.14          1
                                       9.625          1,589.06        100
                                       9.375          1,589.06
    LAS VEGAS        NV   89147          1            04/26/01         23
    0432861086                           03           06/01/01          0
    420120712                            O            05/01/31
    0


    4736403          K15/G01             F           55,400.00         ZZ
                                         360         55,355.77          1
                                      10.500            506.77        101
                                      10.250            506.77
    VILLA GROVE      IL   61956          5            05/09/01         23
    0432815587                           05           07/01/01          0
    027605305972                         O            06/01/31
    0


    4736931          U96/G01             F          337,050.00         ZZ
                                         360        336,444.50          1
                                       8.750          2,651.57        107
                                       8.500          2,651.57
    HONOLULU         HI   96825          1            05/14/01         23
    0432858991                           05           07/01/01          0
    10400020                             O            06/01/31
    0


    4736994          808/G01             F          124,500.00         ZZ
                                         360        124,294.92          1
                                       9.000          1,001.76        100
                                       8.750          1,001.76
    GILBERT          AZ   85296          1            05/10/01         23
    0432885622                           03           07/01/01          0
    9502804                              O            06/01/31
    0


    4737705          E22/G01             F           77,000.00         ZZ
                                         360         76,915.56          1
1


                                       9.000            619.56        107
                                       8.500            619.56
    CHARLESTON       AR   72933          1            05/02/01         23
    0412548935                           05           07/01/01          0
    0412548935                           O            06/01/31
    0


    4737743          E22/G01             F          112,450.00         ZZ
                                         360        112,282.75          1
                                       9.500            945.54        107
                                       9.250            945.54
    PONTIAC          MI   48340          1            05/02/01         23
    0412590820                           05           06/01/01          0
    0412590820                           O            05/01/31
    0


    4737744          E22/G01             F          141,099.00         ZZ
                                         360        140,859.80          1
                                      10.250          1,264.39        103
                                       9.750          1,264.39
    LOXAHATCHEE      FL   33470          1            05/02/01         23
    0412591638                           05           06/01/01          0
    0412591638                           O            05/01/31
    0


    4737763          E22/G01             F          103,000.00         ZZ
                                         360        102,846.81          1
                                       9.500            866.08        100
                                       9.250            866.08
    CLINTON TOWNSHI  MI   48036          1            05/02/01         23
    0412614547                           01           06/01/01          0
    0412614547                           O            05/01/31
    0


    4738385          180/G01             F          195,597.00         ZZ
                                         360        195,343.23          1
                                       9.500          1,644.69        103
                                       9.250          1,644.69
    SOUTHFIELD       MI   48034          1            05/31/01         23
    0432998953                           05           07/01/01          0
    0027063411                           O            06/01/31
    0


    4738936          U62/G01             F          152,250.00         ZZ
                                         180        151,033.90          1
                                       9.000          1,544.22         99
                                       8.750          1,544.22
    MERRIMACK        NH   03054          2            04/25/01         04
    0432783884                           05           06/01/01         30
1


    2001245300                           O            05/01/16
    0


    4741303          K15/G01             F           85,400.00         ZZ
                                         360         85,349.50          1
                                      11.875            870.23        103
                                      11.625            870.23
    INDIANAPOLIS     IN   46201          5            05/10/01         23
    0432813418                           05           07/01/01          0
    027505305776                         O            06/01/31
    0


    4741432          642/G01             F          291,916.00         ZZ
                                         360        291,682.98          1
                                      10.500          2,670.27         99
                                      10.250          2,670.27
    BIRMINGHAM       AL   35244          5            05/04/01         23
    0432816148                           05           07/01/01          0
    04180701                             O            06/01/31
    0


    4741787          G76/G01             F          215,000.00         ZZ
                                         360        214,793.17          2
                                       9.625          1,827.48        100
                                       9.375          1,827.48
    ASHLAND          MA   01721          1            05/17/01         23
    0432895381                           05           07/01/01          0
    133326                               O            06/01/31
    0


    4741833          A11/G01             F           95,000.00         ZZ
                                         360         94,858.67          1
                                       9.500            798.82        106
                                       9.250            798.82
    SMITHVILLE       OH   44677          1            05/23/01         23
    0432896736                           05           06/23/01          0
    4612481426                           O            05/23/31
    0


    4742740          624/G01             F          185,600.00         ZZ
                                         360        185,380.05          1
                                       8.625          1,443.58        104
                                       8.375          1,443.58
    ROUND ROCK       TX   78681          1            05/25/01         23
    0432873776                           03           07/01/01          0
    82200210083F                         O            06/01/31
    0


1


    4742763          964/G01             F           99,000.00         ZZ
                                         360         98,904.76          1
                                       9.625            841.49        100
                                       9.375            841.49
    PHOENIX          AZ   85050          1            05/10/01         23
    0432871887                           01           07/01/01          0
    122910                               O            06/01/31
    0


    4743995          T89/G01             F           99,900.00         ZZ
                                         360         99,840.93          1
                                      11.875          1,017.98        103
                                      11.625          1,017.98
    COLUMBIA         SC   29170          2            05/18/01         23
    0432852887                           05           07/01/01          0
    L063244                              O            06/01/31
    0


    4744800          E22/G01             F           47,500.00         ZZ
                                         360         47,429.34          1
                                       9.500            399.41         95
                                       9.250            399.41
    INDIANAPOLIS     IN   46208          1            05/03/01         23
    0412604175                           05           06/01/01          0
    0412604175                           N            05/01/31
    0


    4745524          F34/G01             F          300,000.00         ZZ
                                         360        299,703.71          1
                                       9.500          2,522.56        100
                                       9.250          2,522.56
    OVERLAND PARK    KS   66224          1            05/25/01         23
    0432887677                           05           07/01/01          0
    30105014                             O            06/01/31
    0


    4745577          Q64/G01             F          116,650.00         ZZ
                                         360        116,476.90          1
                                       9.500            980.86        100
                                       9.250            980.86
    HAMPTON          GA   30228          1            04/30/01         23
    0432808418                           05           06/01/01          0
    0101773000                           O            05/01/31
    0


    4746629          642/G01             F          139,000.00         ZZ
                                         360        138,851.50          1
                                       9.125          1,130.95        106
                                       8.875          1,130.95
1


    LAKEWOOD         CO   80235          1            05/08/01         23
    0432811404                           01           07/01/01          0
    04208101                             O            06/01/31
    0


    4746785          P87/G01             F           96,859.00         ZZ
                                         180         96,781.68          1
                                      10.500            886.01        101
                                      10.250            886.01
    INDIANAPOLIS     IN   46217          1            05/11/01         23
    0432841229                           03           07/01/01          0
    HE31269                              O            06/01/16
    0


    4746810          147/G01             F           66,000.00         ZZ
                                         360         65,964.88          1
                                       9.125            537.00        100
                                       8.875            537.00
    PUEBLO           CO   81005          1            06/05/01         23
    0432908341                           05           08/01/01          0
    10421610                             O            07/01/31
    0


    4747517          808/G01             F          222,025.00         ZZ
                                         360        221,787.80          1
                                       9.125          1,806.47        107
                                       8.875          1,806.47
    TORRANCE         CA   90501          1            05/10/01         23
    0432817872                           01           07/01/01          0
    1                                    O            06/01/31
    0


    4747592          642/G01             F          124,500.00         ZZ
                                         360        124,373.77          1
                                       9.375          1,035.53        107
                                       9.125          1,035.53
    GROVE CITY       OH   43212          2            05/08/01         23
    0432813947                           05           07/01/01          0
    04191201                             O            06/01/31
    0


    4749116          Q64/G01             F          174,050.00         ZZ
                                         360        173,840.66          1
                                      10.500          1,592.11        103
                                      10.250          1,592.11
    JAMESTOWN        NC   27282          1            04/30/01         23
    0432978161                           03           06/01/01          0
    0101762300                           O            05/01/31
    0
1




    4749148          K15/G01             F           72,000.00         ZZ
                                         360         71,934.02          1
                                      11.750            726.78        103
                                      11.500            726.78
    PEABODY          KS   66866          1            04/30/01         23
    0432794972                           05           06/01/01          0
    208105310142                         O            05/01/31
    0


    4751319          180/G01             F          132,000.00         ZZ
                                         360        131,851.45          1
                                       8.875          1,050.25        104
                                       8.625          1,050.25
    GREENSBORO       NC   27408          1            05/22/01         23
    0432901452                           05           07/01/01          0
    0027038264                           O            06/01/31
    0


    4751395          700/G01             F          300,000.00         ZZ
                                         360        299,733.47          1
                                      10.000          2,632.71        100
                                       9.750          2,632.71
    TRACY            CA   95376          1            05/11/01         23
    0432902807                           05           07/01/01          0
    00258539                             O            06/01/31
    0


    4752239          069/G01             F          176,500.00         ZZ
                                         360        173,129.80          1
                                       8.875          1,404.32        106
                                       8.625          1,404.32
    LA HABRA         CA   90631          1            05/09/01         23
    0432904175                           01           07/01/01          0
    35188141122                          O            06/01/31
    0


    4753199          E22/G01             F           57,800.00         ZZ
                                         360         57,745.86          1
                                       9.750            496.59        100
                                       9.250            496.59
    HOOPER           NE   68031          1            05/04/01         23
    0412476772                           05           07/01/01          0
    0412476772                           O            06/01/31
    0


    4753206          E22/G01             F           73,900.00         ZZ
                                         360         73,828.92          1
1


                                       9.625            628.14        106
                                       9.375            628.14
    CASS CITY        MI   48726          1            05/04/01         23
    0412508343                           05           07/01/01          0
    0412508343                           O            06/01/31
    0


    4753231          E22/G01             F           87,550.00         ZZ
                                         360         87,478.21          1
                                      10.375            792.68        103
                                      10.125            792.68
    STAFFORD         TX   77477          1            05/03/01         23
    0412559015                           05           07/01/01          0
    0412559015                           O            06/01/31
    0


    4753238          E22/G01             F          132,145.00         ZZ
                                         360        131,968.36          1
                                       8.875          1,051.40        107
                                       8.625          1,051.40
    BOISE            ID   83706          1            05/02/01         23
    0412569535                           05           07/01/01          0
    0412569535                           O            06/01/31
    0


    4753248          E22/G01             F          153,985.00         ZZ
                                         360        153,623.95          1
                                       9.250          1,266.80        103
                                       9.000          1,266.80
    RIVERBANK        CA   95367          1            05/01/01         23
    0412580961                           05           07/01/01          0
    0412580961                           O            06/01/31
    0


    4753262          E22/G01             F          154,300.00         ZZ
                                         360        154,200.91          1
                                      11.500          1,528.02        103
                                      11.000          1,528.02
    SACRAMENTO       CA   95826          1            05/02/01         23
    0412592495                           05           07/01/01          0
    0412592495                           O            06/01/31
    0


    4753267          E22/G01             F          169,847.00         ZZ
                                         360        169,692.04          1
                                       9.875          1,474.86        103
                                       9.625          1,474.86
    VENETA           OR   97487          1            04/30/01         23
    0412597353                           05           07/01/01          0
1


    0412597353                           O            06/01/31
    0


    4755013          N74/G01             F           95,230.00         ZZ
                                         360         95,173.78          1
                                       8.625            740.69        107
                                       8.375            740.69
    BENTONVILLE      AR   72712          1            06/26/01         23
    0432991248                           05           08/01/01          0
    0028995010                           O            07/01/31
    0


    4755240          G75/G01             F           62,200.00         ZZ
                                         360         62,129.98          1
                                       8.875            494.90         95
                                       8.625            494.90
    LOWER TOWNSHIP   NJ   08251          1            05/11/01         23
    0432875920                           05           07/01/01          0
    04342325                             N            06/01/31
    0


    4755682          U28/G01             F           48,410.00         ZZ
                                         360         48,367.00          1
                                      10.000            424.83        103
                                       9.750            424.83
    STILLMORE        GA   30464          1            05/11/01         23
    0432860245                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4755963          K15/G01             F          120,800.00         ZZ
                                         360        120,637.34          1
                                       8.000            886.39         99
                                       7.750            886.39
    GREENSBURG       IN   47240          5            05/10/01         23
    0432808970                           05           07/01/01          0
    033705302536                         O            06/01/31
    0


    4756460          642/G01             F          156,560.00         ZZ
                                         360        156,339.10          1
                                       9.750          1,345.09        103
                                       9.500          1,345.09
    CHANDLER         AZ   85248          1            04/30/01         23
    0432837920                           03           06/01/01          0
    02143801                             O            05/01/31
    0


1


    4756473          147/G01             F          101,650.00         ZZ
                                         360        101,203.79          1
                                       9.500            854.73        107
                                       9.250            854.73
    PACOIMA          CA   91331          1            05/09/01         23
    0432856821                           01           07/01/01          0
    10420479                             O            06/01/31
    0


    4756528          642/G01             F           96,300.00         ZZ
                                         360         96,204.90          1
                                       9.500            809.74        107
                                       9.250            809.74
    CHICAGO          IL   60628          1            05/29/01         23
    0432907004                           05           07/01/01          0
    05003301                             O            06/01/31
    0


    4756768          B28/G01             F           99,750.00         ZZ
                                         360         99,651.47          1
                                       9.500            838.76         95
                                       9.250            838.76
    COLORADO SPRING  CO   80916          1            05/29/01         23
    0432895142                           05           07/01/01          0
    0105230003                           N            06/01/31
    0


    4758346          685/G01             F          219,950.00         ZZ
                                         360        219,695.98          1
                                       8.750          1,730.35        100
                                       8.500          1,730.35
    ARCADIA          CA   91007          1            05/01/01         23
    0432786259                           01           07/01/01          0
    125487                               O            06/01/31
    0


    4760293          U05/G01             F          195,000.00         ZZ
                                         360        194,786.18          1
                                       9.000          1,569.01        100
                                       8.750          1,569.01
    LIGHTHOUSE POIN  FL   33064          1            05/25/01         23
    0432856110                           05           07/01/01          0
    3133375                              O            06/01/31
    0


    4760914          E22/G01             F           43,750.00         ZZ
                                         360         43,709.92          1
                                      11.750            441.62        103
                                      11.250            441.62
1


    UNION STAR       MO   64494          1            05/07/01         23
    0412450181                           05           06/01/01          0
    0412450181                           O            05/01/31
    0


    4760922          E22/G01             F          300,000.00         ZZ
                                         360        299,668.73          1
                                       9.500          2,522.56        100
                                       9.250          2,522.56
    PLEASANT HILL    CA   94523          1            05/01/01         23
    0412505166                           05           07/01/01          0
    0412505166                           O            06/01/31
    0


    4760930          E22/G01             F          157,500.00         ZZ
                                         360        157,327.29          1
                                       9.000          1,267.28        100
                                       8.500          1,267.28
    SYLMAR           CA   91342          1            05/02/01         23
    0412532186                           01           07/01/01          0
    0412532186                           O            06/01/31
    0


    4760949          E22/G01             F          230,750.00         ZZ
                                         360        230,378.80          1
                                       9.125          1,877.46        100
                                       8.625          1,877.46
    MIAMI            FL   33175          1            04/11/01         23
    0412561573                           05           06/01/01          0
    0412561573                           O            05/01/31
    0


    4760955          E22/G01             F          273,500.00         ZZ
                                         360        273,229.87          1
                                       9.500          2,299.74        100
                                       9.250          2,299.74
    LAGUNA HILLS     CA   92653          1            05/01/01         23
    0412563397                           05           07/01/01          0
    0412563397                           O            06/01/31
    0


    4760979          E22/G01             F          130,800.00         ZZ
                                         360        130,674.16          1
                                       9.625          1,111.79        103
                                       9.375          1,111.79
    SAGINAW          MI   48603          1            05/07/01         23
    0412587081                           05           07/01/01          0
    0412587081                           O            06/01/31
    0
1




    4761001          E22/G01             F           91,500.00         ZZ
                                         360         91,363.92          1
                                       9.500            769.38        100
                                       9.250            769.38
    HOUSTON          TX   77085          1            05/04/01         23
    0412613663                           05           06/01/01          0
    0412613663                           O            05/01/31
    0


    4763082          664/G01             F          170,800.00         ZZ
                                         360        170,626.82          1
                                       9.375          1,420.63        104
                                       9.125          1,420.63
    THE COLONY       TX   75056          1            05/24/01         23
    0432924983                           05           07/01/01          0
    0008099657                           O            06/01/31
    0


    4763104          U62/G01             F          103,750.00         ZZ
                                         360        103,438.97          1
                                       8.750            816.20        107
                                       8.500            816.20
    NEW BALTIMORE    NY   12124          1            04/23/01         23
    0432786036                           05           06/01/01          0
    2001232862                           O            05/01/31
    0


    4763474          P57/G01             F          144,715.00         ZZ
                                         180        144,596.33          1
                                      10.375          1,310.26        103
                                      10.125          1,310.26
    PONTIAC          MI   48340          5            05/25/01         23
    0432897270                           05           07/01/01          0
    9910393                              O            06/01/16
    0


    4763715          U05/G01             F           74,500.00         ZZ
                                         360         74,428.34          1
                                       9.625            633.24        105
                                       9.375            633.24
    SOUTH BEND       IN   46616          1            05/10/01         23
    0432856748                           05           07/01/01          0
    3131081                              O            06/01/31
    0


    4764124          964/G01             F          159,650.00         ZZ
                                         360        159,492.33          1
1


                                       9.500          1,342.42        103
                                       9.250          1,342.42
    ENGLEWOOD        CO   80110          1            05/18/01         23
    0432875573                           05           07/01/01          0
    124605                               O            06/01/31
    0


    4764770          642/G01             F           79,180.00         ZZ
                                         360         79,093.18          1
                                       9.000            637.10        107
                                       8.750            637.10
    CHICAGO          IL   60619          1            05/21/01         23
    0432830230                           05           07/01/01          0
    03196301                             O            06/01/31
    0


    4765228          E87/G01             F          192,600.00         ZZ
                                         360        192,383.26          1
                                       8.875          1,532.41        107
                                       8.625          1,532.41
    RANCHO CUCAMONG  CA   91730          2            05/16/01         23
    0432886703                           05           07/01/01          0
    01050202                             O            06/01/31
    0


    4765324          R74/G01             F          116,630.00         ZZ
                                         360        116,506.03          1
                                       9.150            951.05        107
                                       8.900            951.05
    MARQUETTE HEIGH  IL   61554          2            05/08/01         23
    0432871176                           05           07/01/01          0
    2020023456                           O            06/01/31
    0


    4766961          Q64/G01             F          210,400.00         ZZ
                                         360        210,087.06          1
                                       9.500          1,769.16        100
                                       9.250          1,769.16
    CONYERS          GA   30094          1            05/01/01         23
    0432910297                           05           06/01/01          0
    010184600                            O            05/01/31
    0


    4768025          664/G01             F           63,300.00         ZZ
                                         360         63,250.80          1
                                      10.625            584.96        103
                                      10.375            584.96
    LYNWOOD          IL   60411          1            05/23/01         23
    0432907046                           01           07/01/01          0
1


    0008076713                           O            06/01/31
    0


    4768491          U05/G01             F          115,500.00         ZZ
                                         360        115,385.93          1
                                       9.500            971.19        100
                                       9.250            971.19
    TAMARAC          FL   33321          1            05/16/01         23
    0432847036                           03           07/01/01          0
    3132051                              O            06/01/31
    0


    4768585          700/G01             F          149,000.00         ZZ
                                         360        148,852.84          1
                                       9.500          1,252.87        100
                                       9.250          1,252.87
    PALMDALE         CA   93551          1            05/14/01         23
    0432938165                           05           07/01/01          0
    00258948                             O            06/01/31
    0


    4768952          E22/G01             F          371,900.00         ZZ
                                         360        371,481.48          1
                                       8.875          2,959.00        107
                                       8.625          2,959.00
    WINDSOR          CA   95492          1            05/01/01         23
    0412485682                           05           07/01/01          0
    0412485682                           O            06/01/31
    0


    4768959          E22/G01             F          233,250.00         ZZ
                                         360        232,975.79          1
                                       8.750          1,834.98        107
                                       8.500          1,834.98
    SACRAMENTO       CA   95823          1            05/03/01         23
    0412531808                           05           07/01/01          0
    0412531808                           O            06/01/31
    0


    4768960          E22/G01             F          172,200.00         ZZ
                                         360        171,990.62          1
                                       8.500          1,324.07        107
                                       8.000          1,324.07
    GARDNERVILLE     NV   89410          9            05/02/01         23
    0412532244                           05           07/01/01          0
    0412532244                           O            06/01/31
    0


1


    4768980          E22/G01             F          157,290.00         ZZ
                                         360        156,810.77          1
                                       8.875          1,251.47        107
                                       8.625          1,251.47
    TOWSON           MD   21204          2            05/01/01         23
    0412574113                           05           07/01/01          0
    0412574113                           O            06/01/31
    0


    4768990          E22/G01             F          203,100.00         ZZ
                                         360        202,894.08          1
                                       9.375          1,689.28        107
                                       8.875          1,689.28
    CONCORD          CA   94521          1            05/02/01         23
    0412587347                           01           07/01/01          0
    0412587347                           O            06/01/31
    0


    4769016          E22/G01             F          100,390.00         ZZ
                                         360        100,267.95          1
                                       8.500            771.91        100
                                       8.000            771.91
    MIDVALE          UT   84047          1            05/03/01         23
    0412633216                           01           07/01/01          0
    0412633216                           O            06/01/31
    0


    4769910          147/G01             F          109,180.00         ZZ
                                         360        109,097.41          1
                                      10.750          1,019.18        103
                                      10.500          1,019.18
    MIAMI            FL   33157          1            05/11/01         23
    0432859569                           05           07/01/01          0
    10421641                             O            06/01/31
    0


    4769987          E45/G01             F           90,400.00         ZZ
                                         360         90,247.10          1
                                       8.990            726.73        107
                                       8.740            726.73
    ORANGE PARK      FL   32065          1            04/27/01         23
    0432781102                           05           06/01/01          0
    132170                               O            05/01/31
    0


    4770428          U62/G01             F           89,000.00         ZZ
                                         180         88,256.75          1
                                       8.500            876.42        105
                                       8.250            876.42
1


    RENSSELAER       NY   12144          5            04/25/01         23
    0432785152                           05           06/01/01          0
    2001246433                           O            05/01/16
    0


    4770646          940/G01             F          162,500.00         ZZ
                                         360        162,232.49          1
                                       8.250          1,220.81        106
                                       8.000          1,220.81
    MENTONE          CA   92359          1            05/21/01         23
    0432857100                           05           07/01/01          0
    WH3790                               O            06/01/31
    0


    4771848          700/G01             F          133,900.00         ZZ
                                         360        133,856.02          1
                                      11.375          1,313.24        103
                                      11.125          1,313.24
    RESCUE           CA   95672          1            06/04/01         23
    0432949246                           05           08/01/01          0
    00257995                             O            07/01/31
    0


    4773200          664/G01             F           97,700.00         ZZ
                                         360         97,648.30          1
                                      12.375          1,033.25        103
                                      12.125          1,033.25
    PORT ORANGE      FL   32127          1            05/30/01         23
    0432915429                           05           07/01/01          0
    008122574                            O            06/01/31
    0


    4773288          U28/G01             F          181,050.00         ZZ
                                         360        180,743.23          1
                                       8.875          1,440.52        102
                                       8.625          1,440.52
    SAVANNAH         GA   31410          1            04/25/01         23
    0432821312                           05           06/01/01          0
    MCPETERSBMBB                         O            05/01/31
    0


    4773552          W33/G01             F          117,700.00         ZZ
                                         360        117,533.94          1
                                       9.750          1,011.22        107
                                       9.500          1,011.22
    SHELBYVILLE      IN   46176          2            05/14/01         23
    0432955490                           05           06/17/01          0
    0124688                              O            05/17/31
    0
1




    4773686          W33/G01             F          112,000.00         ZZ
                                         360        111,824.45          1
                                       9.250            921.40        106
                                       9.000            921.40
    GOSHEN           IN   46526          2            05/14/01         23
    0432996395                           05           06/17/01          0
    0124572                              O            05/17/31
    0


    4774424          W63/G01             F          192,600.00         ZZ
                                         360        192,200.13          1
                                       9.300          1,591.46        106
                                       9.050          1,591.46
    LOUISVILLE       KY   40258          1            04/11/01         23
    0432816122                           05           05/11/01          0
    748881305928                         O            04/11/31
    0


    4774823          147/G01             F           96,800.00         T
                                         360         96,669.40          1
                                       7.990            709.61        105
                                       7.740            709.61
    PHOENIX          AZ   85017          1            05/10/01         23
    0432859288                           09           07/01/01          0
    10421337                             O            06/01/31
    0


    4775858          E22/G01             F          133,700.00         ZZ
                                         360        133,623.10          1
                                      12.000          1,375.26        100
                                      11.750          1,375.26
    FORT LAUDERDALE  FL   33322          2            05/04/01         23
    0412536583                           05           07/01/01          0
    0412536583                           O            06/01/31
    0


    4775863          E22/G01             F          299,450.00         ZZ
                                         360        299,154.25          1
                                       9.500          2,517.94        100
                                       9.250          2,517.94
    CONCORD          CA   94518          1            05/04/01         23
    0412547242                           05           07/01/01          0
    0412547242                           O            06/01/31
    0


    4776320          U59/G01             F           79,400.00         ZZ
                                         180         78,772.81          1
1


                                       9.125            811.25        106
                                       8.875            811.25
    PHILADELPHIA     PA   19149          5            05/21/01         23
    0432889830                           05           06/25/01          0
    800851817                            O            05/25/16
    0


    4776466          642/G01             F           83,500.00         ZZ
                                         360         83,413.10          1
                                       9.250            686.93        104
                                       9.000            686.93
    FARMINGTON       MO   63640          1            05/03/01         23
    0432813194                           05           07/01/01          0
    04130301                             O            06/01/31
    0


    4776501          T24/G01             F          139,900.00         ZZ
                                         360        139,686.39          1
                                       9.375          1,163.62        100
                                       9.125          1,163.62
    SALEM            OR   97302          1            04/23/01         23
    0432813087                           05           06/01/01          0
    09782648                             O            05/01/31
    0


    4776633          B28/G01             F          144,850.00         ZZ
                                         360        144,766.66          1
                                       8.750          1,139.54        100
                                       8.500          1,139.54
    TEMPE            AZ   85252          1            06/26/01         23
    0433014958                           05           08/01/01          0
    0104160037                           O            07/01/31
    0


    4776744          T24/G01             F          229,050.00         ZZ
                                         360        228,681.52          1
                                       9.125          1,863.63        106
                                       8.875          1,863.63
    MODESTO          CA   95356          1            04/17/01         23
    0432818888                           05           06/01/01          0
    09961592                             O            05/01/31
    0


    4776815          S20/G01             F          118,000.00         ZZ
                                         360        117,837.82          1
                                       9.875          1,024.66        100
                                       9.625          1,024.66
    LEXINGTON        SC   29072          1            05/04/01         23
    0432814119                           03           06/04/01          0
1


    0111200                              O            05/04/31
    0


    4776863          737/G01             F          198,913.00         ZZ
                                         360        198,809.88          1
                                       9.250          1,636.41        107
                                       9.000          1,636.41
    MIAMI            FL   33196          1            06/15/01         23
    0432957389                           03           08/01/01          0
    0001768142                           O            07/01/31
    0


    4776877          B57/G01             F          299,000.00         ZZ
                                         360        296,544.04          1
                                       8.625          2,325.59        100
                                       8.375          2,325.59
    VALLEY VILLAGE   CA   91607          1            05/23/01         23
    0432896769                           05           07/01/01          0
    2114134                              O            06/01/31
    0


    4777129          U59/G01             F          119,605.00         ZZ
                                         360        119,492.93          1
                                       9.750          1,027.60         95
                                       9.500          1,027.60
    NEW MILFORD      CT   06776          1            06/01/01         23
    0432869907                           01           07/01/01          0
    800841475                            O            06/01/31
    0


    4777197          808/G01             F          224,700.00         ZZ
                                         360        224,459.93          1
                                       9.125          1,828.24        107
                                       8.875          1,828.24
    ANAHEIM          CA   92804          1            05/23/01         23
    0432872711                           05           07/01/01          0
    9319364                              O            06/01/31
    0


    4777273          N67/G01             F          280,000.00         ZZ
                                         360        279,300.03          1
                                       9.500          2,354.39        100
                                       9.250          2,354.39
    VENTURA          CA   93001          5            04/24/01         23
    0432876860                           05           06/01/01          0
    1780006062                           O            05/01/31
    0


1


    4777515          T24/G01             F           76,475.00         ZZ
                                         360         76,318.71          1
                                       9.375            636.08         95
                                       9.125            636.08
    CHICAGO HEIGHTS  IL   60411          1            03/23/01         23
    0432829307                           05           05/01/01          0
    09825702                             N            04/01/31
    0


    4777550          U28/G01             F          158,950.00         ZZ
                                         360        158,780.18          1
                                       9.125          1,293.27        100
                                       8.875          1,293.27
    NORCROSS         GA   30093          1            06/01/01         23
    0432899912                           05           07/01/01          0
    4777391                              O            06/01/31
    0


    4777562          E45/G01             F           84,200.00         ZZ
                                         360         84,159.66          1
                                       9.625            715.69         95
                                       9.375            715.69
    LAKE WORTH       FL   33463          1            06/07/01         23
    0433003654                           05           08/01/01          0
    138090                               N            07/01/31
    0


    4778667          Q64/G01             F          137,400.00         ZZ
                                         360        137,126.41          1
                                       9.500          1,155.34        100
                                       9.250          1,155.34
    HENDERSONVILLE   NC   28792          1            05/02/01         23
    0432911964                           05           06/01/01          0
    0101866309                           O            05/01/31
    0


    4778843          W96/G01             F          130,000.00         ZZ
                                         360        129,806.65          1
                                       9.500          1,093.11        100
                                       9.250          1,093.11
    ORLANDO          FL   32837          1            04/30/01         23
    0432949014                           03           06/01/01          0
    21040172                             O            05/01/31
    0


    4780091          664/G01             F          264,500.00         ZZ
                                         360        264,366.43          1
                                       9.375          2,199.98        100
                                       9.125          2,199.98
1


    BRAINTREE        MA   02184          1            06/15/01         11
    0433014230                           05           08/01/01         35
    0008021511                           O            07/01/31
    0


    4781299          K15/G01             F           68,200.00         ZZ
                                         360         68,136.12          1
                                       9.750            585.94        105
                                       9.500            585.94
    CONNERSVILLE     IN   47331          5            05/16/01         23
    0432813103                           05           07/01/01          0
    033705302589                         O            06/01/31
    0


    4781558          700/G01             F          243,000.00         ZZ
                                         360        242,696.86          1
                                       8.375          1,846.98        100
                                       8.125          1,846.98
    CASTAIC          CA   91384          1            05/16/01         23
    0432936805                           05           07/01/01          0
    0000163083                           O            06/01/31
    0


    4782760          E22/G01             F           61,800.00         ZZ
                                         360         61,750.67          1
                                      10.500            565.31        103
                                      10.250            565.31
    MUSKEGON         MI   49442          1            05/10/01         23
    0412490542                           05           07/01/01          0
    0412490542                           O            06/01/31
    0


    4782776          E22/G01             F          116,950.00         T
                                         360        116,834.49          1
                                       9.500            983.38        100
                                       9.250            983.38
    SOUTH LAKE TAHO  CA   96150          1            05/02/01         23
    0412583262                           01           07/01/01          0
    0412583262                           O            06/01/31
    0


    4782779          E22/G01             F          114,950.00         ZZ
                                         360        114,839.42          1
                                       9.625            977.06         95
                                       9.375            977.06
    ROYAL OAK        MI   48073          1            05/10/01         23
    0412590697                           05           07/01/01          0
    0412590697                           N            06/01/31
    0
1




    4782782          E22/G01             F           86,000.00         ZZ
                                         360         85,917.27          1
                                       9.625            730.99        100
                                       9.125            730.99
    DELRAY BEACH     FL   33445          1            05/10/01         23
    0412595225                           09           07/01/01          0
    0412595225                           O            06/01/31
    0


    4782789          E22/G01             F          134,900.00         ZZ
                                         360        134,770.22          1
                                       9.625          1,146.64         95
                                       9.375          1,146.64
    RED OAK          TX   75154          1            05/08/01         23
    0412608184                           05           07/01/01          0
    0412608184                           N            06/01/31
    0


    4782790          E22/G01             F          133,950.00         ZZ
                                         360        133,821.15          1
                                       9.625          1,138.56         95
                                       9.375          1,138.56
    RED OAK          TX   75154          1            05/08/01         23
    0412608192                           05           07/01/01          0
    0412608192                           N            06/01/31
    0


    4782793          E22/G01             F           99,950.00         ZZ
                                         360         99,843.21          1
                                       9.125            813.23        107
                                       8.875            813.23
    PLAINFIELD TWP   MI   49341          1            05/10/01         23
    0412610891                           05           07/01/01          0
    0412610891                           O            06/01/31
    0


    4782804          E22/G01             F           97,900.00         ZZ
                                         360         97,800.74          1
                                       9.375            814.28        100
                                       8.875            814.28
    MEMPHIS          TN   38141          1            05/10/01         23
    0412626160                           05           07/01/01          0
    0412626160                           O            06/01/31
    0


    4782806          E22/G01             F           99,900.00         ZZ
                                         360         99,787.57          1
1


                                       8.875            794.85        100
                                       8.625            794.85
    LAKE PARK        FL   33403          1            05/10/01         23
    0412629941                           05           07/01/01          0
    0412629941                           O            06/01/31
    0


    4782925          E82/G01             F          118,750.00         ZZ
                                         360        118,626.39          1
                                       9.250            976.93         95
                                       9.000            976.93
    ATWATER          CA   95301          1            05/09/01         23
    0400414272                           05           07/01/01          0
    0400414272                           N            06/01/31
    0


    4783050          N67/G01             F          197,900.00         ZZ
                                         360        197,605.66          1
                                       9.500          1,664.05        100
                                       9.250          1,664.05
    GLENDALE         AZ   85310          1            04/25/01         23
    0432817559                           03           06/01/01          0
    1780006016                           O            05/01/31
    0


    4783054          808/G01             F          183,000.00         ZZ
                                         360        182,713.17          1
                                       9.250          1,505.50        100
                                       9.000          1,505.50
    CORONA           CA   92882          1            04/26/01         23
    0432836591                           03           06/01/01          0
    9318456                              O            05/01/31
    0


    4783171          642/G01             F          167,883.00         ZZ
                                         360        167,721.50          1
                                       9.625          1,426.99        107
                                       9.375          1,426.99
    INDIANOLA        PA   15051          1            05/02/01         23
    0432818060                           05           07/01/01          0
    04107201                             O            06/01/31
    0


    4783190          P23/G01             F           90,300.00         ZZ
                                         360         90,150.59          1
                                       8.990            725.92        107
                                       8.740            725.92
    CINCINNATI       OH   45236          1            04/30/01         23
    0432927895                           05           06/01/01          0
1


    010001105                            O            05/01/31
    0


    4783373          P87/G01             F           65,340.00         ZZ
                                         180         65,239.09          1
                                       9.750            561.38         99
                                       9.500            561.38
    HIAWATHA         IA   52233          1            05/04/01         23
    0432847895                           01           06/01/01          0
    HE31351                              O            05/01/16
    0


    4783469          P87/G01             F           82,400.00         ZZ
                                         180         82,298.20          1
                                      10.375            746.06        103
                                      10.125            746.06
    GREEN BAY        WI   54313          1            04/27/01         23
    0432834083                           05           06/01/01          0
    HE31046                              O            05/01/16
    0


    4783818          685/G01             F          287,000.00         ZZ
                                         360        286,701.27          1
                                       9.250          2,361.08        100
                                       9.000          2,361.08
    LOS ANGELES      CA   90034          1            05/04/01         23
    0432813251                           05           07/01/01          0
    125594                               O            06/01/31
    0


    4784478          P87/G01             F           84,999.00         ZZ
                                         180         84,854.96          1
                                       8.875            676.30        100
                                       8.625            676.30
    MILWAUKEE        WI   53207          1            04/30/01         23
    0432826063                           05           06/01/01          0
    HE30630                              O            05/01/16
    0


    4784528          964/G01             F          109,000.00         T
                                         360        108,889.47          1
                                       9.375            906.61        100
                                       9.125            906.61
    NAMPA            ID   83686          1            05/15/01         23
    0432873966                           05           07/01/01          0
    125532                               O            06/01/31
    0


1


    4784689          P87/G01             F           45,345.00         ZZ
                                         180         45,273.90          1
                                       9.250            373.05        100
                                       9.000            373.05
    GREENVILLE       PA   16125          1            04/30/01         23
    0432891117                           05           06/01/01          0
    HE30512                              O            05/01/16
    0


    4785553          N67/G01             F          109,000.00         ZZ
                                         360        108,745.04          1
                                       9.375            906.61        100
                                       9.125            906.61
    LAS VEGAS        NV   89122          1            05/01/01         23
    0432852242                           05           06/01/01          0
    1380002406                           O            05/01/31
    0


    4786375          808/G01             F          311,000.00         ZZ
                                         360        310,649.99          1
                                       8.875          2,474.46        104
                                       8.625          2,474.46
    PEORIA           AZ   85382          1            05/25/01         23
    0432909596                           03           07/01/01          0
    9502900                              O            06/01/31
    0


    4786559          685/G01             F          139,850.00         ZZ
                                         360        139,692.62          2
                                       8.875          1,112.71        100
                                       8.625          1,112.71
    PARAMOUNT        CA   90723          1            05/02/01         23
    0432832210                           05           07/01/01          0
    125072                               O            06/01/31
    0


    4786873          R54/G01             F           78,280.00         ZZ
                                         360         78,206.66          1
                                       9.750            672.55         95
                                       9.500            672.55
    BATON ROUGE      LA   70816          1            05/25/01         23
    0432917862                           09           07/01/01          0
    2000001789                           N            06/01/31
    0


    4787170          N67/G01             F          116,350.00         ZZ
                                         360        116,190.12          1
                                       9.875          1,010.32        103
                                       9.625          1,010.32
1


    NORTH RICHLAND   TX   78180          1            05/01/01         23
    0432817716                           05           06/01/01          0
    1160003939                           O            05/01/31
    0


    4787495          253/G01             F           56,650.00         ZZ
                                         360         56,592.55          1
                                       9.375            471.19        103
                                       9.125            471.19
    BURLESON         TX   76028          1            05/17/01         23
    0432900678                           05           07/01/01          0
    970548                               O            06/01/31
    0


    4787829          F34/G01             F          123,000.00         ZZ
                                         360        122,878.51          1
                                       9.500          1,034.25         92
                                       9.250          1,034.25
    BOCA RATON       FL   33428          1            05/24/01         04
    0432929024                           09           07/01/01         30
    30104050                             O            06/01/31
    0


    4788857          S02/G01             F          219,350.00         ZZ
                                         360        219,139.00          1
                                       9.625          1,864.45        107
                                       9.375          1,864.45
    LAGUNA NIGUEL    CA   92677          1            05/17/01         23
    0432863041                           01           07/01/01          0
    01105013                             O            06/01/31
    0


    4789199          E87/G01             F           52,250.00         ZZ
                                         360         52,194.19          1
                                       9.125            425.12         95
                                       8.875            425.12
    MCALLEN          TX   78501          1            05/24/01         23
    0432851491                           05           07/01/01          0
    01050168                             O            06/01/31
    0


    4790164          E22/G01             F           82,350.00         ZZ
                                         360         82,266.49          1
                                       9.375            684.95        107
                                       9.125            684.95
    MIAMI            FL   33176          1            05/11/01         23
    0412506248                           05           07/01/01          0
    0412506248                           O            06/01/31
    0
1




    4790177          E22/G01             F          105,050.00         ZZ
                                         360        104,961.53          1
                                      10.250            941.35        103
                                       9.750            941.35
    SACRAMENTO       CA   95815          2            05/02/01         23
    0412562688                           05           07/01/01          0
    0412562688                           O            06/01/31
    0


    4790195          E22/G01             F           69,010.00         ZZ
                                         360         68,943.61          1
                                       9.625            586.58        103
                                       9.375            586.58
    HOUSTON          TX   77071          1            05/11/01         23
    0412584989                           09           07/01/01          0
    0412584989                           O            06/01/31
    0


    4790214          E22/G01             F           48,050.00         ZZ
                                         360         47,995.92          1
                                       8.875            382.31        100
                                       8.625            382.31
    OXFORD           AL   36203          1            05/11/01         23
    0412609786                           05           07/01/01          0
    0412609786                           O            06/01/31
    0


    4790231          E22/G01             F          284,600.00         ZZ
                                         360        284,287.91          1
                                       9.000          2,289.96        102
                                       8.750          2,289.96
    ROSEVILLE        CA   95661          1            05/09/01         23
    0412633125                           05           07/01/01          0
    0412633125                           O            06/01/31
    0


    4790310          E82/G01             F          109,250.00         ZZ
                                         360        109,136.30          1
                                       9.250            898.77         95
                                       9.000            898.77
    MERCED           CA   95340          1            05/10/01         23
    0400414355                           09           07/01/01          0
    0400414355                           N            06/01/31
    0


    4790559          E58/G01             F          245,000.00         ZZ
                                         360        244,776.46          1
1


                                       9.875          2,127.46        100
                                       9.625          2,127.46
    BAILEY           CO   80421          1            05/16/01         23
    0432919470                           05           07/01/01          0
    18578336                             O            06/01/31
    0


    4791788          F34/G01             F          115,900.00         ZZ
                                         360        115,785.53          1
                                       9.500            974.55        100
                                       9.250            974.55
    DELRAY BEACH     FL   33445          1            05/09/01         23
    0432902369                           09           07/01/01          0
    30104036                             O            06/01/31
    0


    4791885          K15/G01             F          182,300.00         ZZ
                                         360        182,094.84          1
                                       8.875          1,450.46        106
                                       8.625          1,450.46
    CHAMPLIN         MN   55316          5            05/16/01         23
    0432813541                           05           07/01/01          0
    013105304140                         O            06/01/31
    0


    4792066          147/G01             F          107,000.00         ZZ
                                         360        106,888.61          1
                                       9.250            880.27        107
                                       9.000            880.27
    PLANTATION       FL   33324          5            06/01/01         23
    0432962702                           01           07/01/01          0
    10420572                             O            06/01/31
    0


    4792162          J95/G01             F          186,000.00         ZZ
                                         360        186,000.00          1
                                       8.875          1,479.90        104
                                       8.625          1,479.90
    HOWELL           MI   48843          5            07/11/01         23
    0433017118                           05           09/01/01          0
    0027100528                           O            08/01/31
    0


    4792639          U05/G01             F           69,500.00         ZZ
                                         360         69,465.82          1
                                       9.500            584.39        100
                                       9.250            584.39
    INDIANAPOLIS     IN   46268          1            06/28/01         23
    0432997377                           09           08/01/01          0
1


    3129122                              O            07/01/31
    0


    4792666          940/G01             F          113,300.00         ZZ
                                         360        113,182.07          1
                                       9.250            932.09        103
                                       9.000            932.09
    HESPERIA         CA   92345          1            05/16/01         23
    0432857225                           05           07/01/01          0
    65010065                             O            06/01/31
    0


    4792937          G75/G01             F          151,100.00         ZZ
                                         360        150,934.30          1
                                       9.000          1,215.79        100
                                       8.750          1,215.79
    FORT WASHINGTON  MD   20744          1            05/30/01         23
    0432875292                           05           07/01/01          0
    04367947                             O            06/01/31
    0


    4793163          964/G01             F          172,000.00         ZZ
                                         360        171,825.60          1
                                       9.375          1,430.61        100
                                       9.125          1,430.61
    LONG BEACH       CA   90805          1            05/14/01         23
    0432875565                           05           07/01/01          0
    120711                               O            06/01/31
    0


    4794217          642/G01             F          212,930.00         ZZ
                                         360        212,729.48          1
                                       9.875          1,848.97        106
                                       9.625          1,848.97
    NATIONAL CITY    CA   91950          5            05/15/01         23
    0432906733                           05           07/01/01          0
    04103301                             O            06/01/31
    0


    4795500          F34/G01             F          147,000.00         ZZ
                                         360        146,854.81          1
                                       9.500          1,236.06        100
                                       9.250          1,236.06
    COLLEGE PARK     GA   30349          1            05/18/01         23
    0432887719                           05           07/01/01          0
    30105019                             O            06/01/31
    0


1


    4795529          N67/G01             F          154,480.00         ZZ
                                         360        154,278.71          1
                                      10.125          1,369.96        103
                                       9.875          1,369.96
    LAS VEGAS        NV   89110          1            05/03/01         23
    0432819548                           05           06/01/01          0
    1380002421                           O            05/01/31
    0


    4796859          700/G01             F          241,900.00         ZZ
                                         360        241,760.82          1
                                       8.750          1,903.03        103
                                       8.500          1,903.03
    ROSEVILLE        CA   95678          1            06/06/01         23
    0432994978                           05           08/01/01          0
    00258494                             O            07/01/31
    0


    4797472          700/G01             F          208,000.00         ZZ
                                         360        207,789.10          1
                                       9.375          1,730.04        100
                                       9.125          1,730.04
    THOUSAND OAKS    CA   91320          1            05/20/01         23
    0432952588                           01           07/01/01          0
    00259090                             O            06/01/31
    0


    4797706          E22/G01             F          135,000.00         ZZ
                                         360        134,880.06          1
                                      10.000          1,184.72        103
                                       9.750          1,184.72
    CORYDON          IN   47112          2            05/09/01         23
    0412517831                           05           07/01/01          0
    0412517831                           O            06/01/31
    0


    4797722          E22/G01             F           67,400.00         ZZ
                                         360         67,333.42          1
                                       9.500            566.74        107
                                       9.000            566.74
    SEBRING          FL   33872          5            05/09/01         23
    0412574527                           05           07/01/01          0
    0412574527                           O            06/01/31
    0


    4797730          E22/G01             F          132,870.00         ZZ
                                         360        132,742.19          1
                                       9.625          1,129.38        103
                                       9.375          1,129.38
1


    MODESTO          CA   95355          1            05/07/01         23
    0412581084                           05           07/01/01          0
    0412581084                           O            06/01/31
    0


    4797744          E22/G01             F           92,150.00         ZZ
                                         360         92,058.98          1
                                       9.500            774.85         95
                                       9.250            774.85
    COLTON           CA   92324          1            05/04/01         23
    0412594905                           05           07/01/01          0
    0412594905                           N            06/01/31
    0


    4797756          E22/G01             F          225,000.00         ZZ
                                         360        224,777.78          1
                                       9.500          1,891.92        100
                                       9.250          1,891.92
    SO. LAKE TAHOE   CA   96150          1            05/08/01         23
    0412603185                           05           07/01/01          0
    0412603185                           O            06/01/31
    0


    4797758          E22/G01             F          184,000.00         ZZ
                                         360        183,798.23          1
                                       9.000          1,480.51        107
                                       8.500          1,480.51
    RANCHO CORDOVA   CA   95670          1            05/10/01         23
    0412603763                           05           07/01/01          0
    0412603763                           O            06/01/31
    0


    4797777          E22/G01             F           89,950.00         ZZ
                                         360         89,811.76          1
                                       9.875            781.08        100
                                       9.625            781.08
    CASTLE HAYNE     NC   28429          5            05/08/01         23
    0412619686                           05           07/01/01          0
    0412619686                           O            06/01/31
    0


    4797790          E22/G01             F          102,700.00         ZZ
                                         360        102,590.28          1
                                       9.125            835.60         96
                                       8.875            835.60
    FORT WORTH       TX   76108          2            05/09/01         23
    0412632069                           05           07/01/01          0
    0412632069                           O            06/01/31
    0
1




    4797792          E22/G01             F           47,400.00         ZZ
                                         360         47,353.20          1
                                       9.500            398.56         95
                                       9.250            398.56
    INDIANAPOLIS     IN   46208          1            05/14/01         23
    0412637811                           05           07/01/01          0
    0412637811                           N            06/01/31
    0


    4797798          E22/G01             F          115,000.00         ZZ
                                         360        114,886.43          1
                                       9.500            966.98        100
                                       9.250            966.98
    STONE MOUNTAIN   GA   30083          1            05/14/01         23
    0412644247                           05           07/01/01          0
    0412644247                           O            06/01/31
    0


    4799475          737/G01             F           92,700.00         ZZ
                                         360         92,623.99          1
                                      10.375            839.31        103
                                      10.125            839.31
    TULSA            OK   74105          1            05/21/01         23
    0432831980                           05           07/01/01          0
    0001768720                           O            06/01/31
    0


    4799620          U28/G01             F          126,700.00         ZZ
                                         360        126,571.52          1
                                       9.375          1,053.83        100
                                       9.125          1,053.83
    DOUGLASVILLE     GA   30135          1            05/25/01         23
    0432900777                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4799621          685/G01             F           89,500.00         ZZ
                                         360         89,396.63          1
                                       8.750            704.10        100
                                       8.500            704.10
    WORLAND          WY   82401          1            05/30/01         23
    0432844009                           05           07/01/01          0
    125736                               O            06/01/31
    0


    4800558          U28/G01             F           55,550.00         ZZ
                                         360         55,495.14          1
1


                                       9.500            467.09         95
                                       9.250            467.09
    RIVERDALE        GA   30274          1            05/18/01         23
    0432899888                           01           07/01/01          0
    1                                    N            06/01/31
    0


    4800738          642/G01             F           74,900.00         ZZ
                                         360         74,808.92          1
                                       8.500            575.92        107
                                       8.250            575.92
    FORT MYERS       FL   33907          1            05/31/01         23
    0432913697                           05           07/01/01          0
    05050701                             O            06/01/31
    0


    4800842          964/G01             F          246,100.00         ZZ
                                         360        245,837.08          1
                                       9.125          2,002.35        107
                                       8.875          2,002.35
    FREMONT          CA   94536          1            05/31/01         23
    0432872539                           01           07/01/01          0
    125455                               O            06/01/31
    0


    4801984          950/G01             F          148,700.00         ZZ
                                         360        148,504.80          1
                                       8.125          1,104.09        107
                                       7.875          1,104.09
    PUYALLUP         WA   98373          1            05/23/01         23
    0432911055                           05           07/01/01          0
    N4104017                             O            06/01/31
    0


    4802641          U35/G01             F           89,610.00         ZZ
                                         360         89,557.01          1
                                      11.875            913.13        103
                                      11.625            913.13
    KAUKAUNA         WI   54130          5            05/18/01         23
    0432869832                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4803740          E86/G01             F          112,270.00         ZZ
                                         360        112,164.82          1
                                       9.750            964.57        103
                                       9.500            964.57
    AURORA           IL   60504          1            05/23/01         23
    0432858512                           09           07/01/01          0
1


    000115180                            O            06/01/31
    0


    4803790          J95/G01             F          145,000.00         ZZ
                                         360        144,871.17          1
                                      10.000          1,272.48        100
                                       9.750          1,272.48
    CARSON CITY      NV   89701          1            05/21/01         23
    0432919264                           05           07/01/01          0
    0023477268                           O            06/01/31
    0


    4804026          P57/G01             F           85,600.00         ZZ
                                         180         85,481.71          1
                                       9.850            741.74        107
                                       9.600            741.74
    GRAND RAPIDS     MI   49504          1            05/07/01         23
    0432836724                           05           06/07/01          0
    9910091                              O            05/07/16
    0


    4804027          P57/G01             F           75,435.00         ZZ
                                         180         75,332.23          1
                                       9.990            661.44        107
                                       9.740            661.44
    IONIA            MI   48846          1            05/02/01         23
    0432873081                           05           06/02/01          0
    9910172                              O            05/02/16
    0


    4805321          E22/G01             F          394,508.00         ZZ
                                         360        394,086.51          1
                                       9.125          3,209.85        100
                                       8.875          3,209.85
    VALLEJO          CA   94591          1            05/11/01         23
    0412535387                           05           07/01/01          0
    0412535387                           O            06/01/31
    0


    4805324          E22/G01             F           46,550.00         ZZ
                                         360         46,504.02          1
                                       9.500            391.42         95
                                       9.250            391.42
    MISHAWAKA        IN   46545          1            05/15/01         23
    0412540841                           05           07/01/01          0
    0412540841                           N            06/01/31
    0


1


    4805356          E22/G01             F          102,050.00         ZZ
                                         360        101,949.22          1
                                       9.500            858.09        107
                                       9.250            858.09
    SPARTANBURG      SC   29303          1            05/15/01         23
    0412596363                           05           07/01/01          0
    0412596363                           O            06/01/31
    0


    4805359          E22/G01             F          182,000.00         ZZ
                                         360        181,820.25          1
                                       9.500          1,530.35        100
                                       9.000          1,530.35
    PALMDALE         CA   93550          1            05/10/01         23
    0412599797                           05           07/01/01          0
    0412599797                           O            06/01/31
    0


    4805365          E22/G01             F          142,400.00         ZZ
                                         360        142,303.39          1
                                      11.250          1,383.08         95
                                      10.750          1,383.08
    NARBERTH         PA   19072          1            05/15/01         23
    0412608390                           07           07/01/01          0
    0412608390                           O            06/01/31
    0


    4805374          E22/G01             F           57,000.00         ZZ
                                         360         56,943.70          1
                                       9.500            479.29         95
                                       9.000            479.29
    LAKE WORTH       FL   33460          1            05/14/01         23
    0412614752                           05           07/01/01          0
    0412614752                           N            06/01/31
    0


    4805376          E22/G01             F           61,800.00         ZZ
                                         360         61,750.67          1
                                      10.500            565.31        103
                                      10.250            565.31
    CALUMET          IL   60409          1            05/15/01         23
    0412614919                           05           07/01/01          0
    0412614919                           O            06/01/31
    0


    4805388          E22/G01             F           74,900.00         ZZ
                                         360         74,824.06          1
                                       9.375            622.98        107
                                       8.875            622.98
1


    GRAPEVINE        TX   76051          1            05/10/01         23
    0412624546                           05           07/01/01          0
    0412624546                           O            06/01/31
    0


    4805389          E22/G01             F          207,550.00         ZZ
                                         360        207,115.70          1
                                       8.875          1,651.36        107
                                       8.625          1,651.36
    AURORA           CO   80013          2            05/10/01         23
    0412626905                           05           07/01/01          0
    0412626905                           O            06/01/31
    0


    4805392          E22/G01             F           46,350.00         ZZ
                                         360         46,308.83          1
                                      10.000            406.75        103
                                       9.750            406.75
    WHITTEMORE       MI   48770          1            05/15/01         23
    0412629123                           05           07/01/01          0
    0412629123                           O            06/01/31
    0


    4805397          E22/G01             F          397,000.00         ZZ
                                         360        396,575.86          1
                                       9.125          3,230.12        104
                                       8.875          3,230.12
    NEW ORLEANS      LA   70131          1            05/15/01         23
    0412629719                           03           07/01/01          0
    0412629719                           O            06/01/31
    0


    4805399          E22/G01             F          397,500.00         ZZ
                                         360        397,117.61          1
                                       9.625          3,378.71        100
                                       9.375          3,378.71
    EXCELSIOR        MN   55331          1            05/15/01         23
    0412632101                           05           07/01/01          0
    0412632101                           O            06/01/31
    0


    4805408          E22/G01             F           69,900.00         ZZ
                                         360         69,832.77          1
                                       9.625            594.14        100
                                       9.375            594.14
    BILLINGS         MT   59101          1            05/15/01         23
    0412644957                           05           07/01/01          0
    0412644957                           O            06/01/31
    0
1




    4805409          E22/G01             F           56,500.00         ZZ
                                         360         56,447.07          1
                                       9.750            485.42        106
                                       9.500            485.42
    THREE RIVERS     MI   49093          1            05/15/01         23
    0412646432                           05           07/01/01          0
    0412646432                           O            06/01/31
    0


    4806481          561/G01             F          145,900.00         ZZ
                                         360        145,752.05          1
                                       9.375          1,213.53        100
                                       9.125          1,213.53
    ODENTON          MD   21113          1            05/11/01         23
    0432839629                           09           07/01/01          0
    18579144                             O            06/01/31
    0


    4806489          737/G01             F          173,500.00         ZZ
                                         360        173,261.59          1
                                       9.875          1,506.58        103
                                       9.625          1,506.58
    BIRMINGHAM       AL   35242          1            04/26/01         23
    0432831717                           03           06/01/01          0
    2021718                              O            05/01/31
    0


    4806927          737/G01             F          193,000.00         ZZ
                                         360        192,689.53          1
                                       9.125          1,570.31         82
                                       8.875          1,570.31
    LAWRENCEVILLE    GA   30043          1            05/01/01         23
    0432910487                           05           06/01/01          0
    2023188                              O            05/01/31
    0


    4807046          147/G01             F          247,000.00         ZZ
                                         360        246,736.10          1
                                       9.125          2,009.68        100
                                       8.875          2,009.68
    NORTH HILLS      CA   91343          1            05/31/01         23
    0432913853                           05           07/01/01          0
    10422652                             O            06/01/31
    0


    4807649          642/G01             F          129,000.00         ZZ
                                         360        128,894.21          1
1


                                      10.375          1,167.98        100
                                      10.125          1,167.98
    CHARLOTTE        NC   28273          1            05/11/01         23
    0432828846                           05           07/01/01          0
    04207801                             O            06/01/31
    0


    4808334          R17/G01             F          294,250.00         ZZ
                                         360        293,751.42          1
                                       8.875          2,341.19        107
                                       8.625          2,341.19
    SAN DIEGO        CA   92127          1            04/06/01         23
    0432891513                           05           06/01/01          0
    1000034460                           O            05/01/31
    0


    4808766          642/G01             F          284,900.00         ZZ
                                         360        284,249.67          1
                                       9.500          2,395.59        100
                                       9.250          2,395.59
    REDMOND          WA   98052          1            05/09/01         23
    0432815215                           05           07/01/01          0
    03203801                             O            06/01/31
    0


    4810048          E87/G01             F          108,500.00         ZZ
                                         360        108,384.08          1
                                       9.125            882.79        100
                                       8.875            882.79
    JUSTIN           TX   76247          1            05/22/01         23
    0432895522                           05           07/01/01          0
    014040571                            O            06/01/31
    0


    4810535          F34/G01             F           96,000.00         ZZ
                                         360         95,905.19          1
                                       9.500            807.22        100
                                       9.250            807.22
    KANSAS CITY      MO   64137          1            05/22/01         23
    0432887636                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4810553          950/G01             F          129,650.00         ZZ
                                         360        129,488.28          1
                                       8.375            985.43         95
                                       8.125            985.43
    KENT             WA   98032          1            05/29/01         23
    0433033479                           05           07/01/01          0
1


    N4105025                             N            06/01/31
    0


    4811448          E45/G01             F          142,200.00         ZZ
                                         360        142,070.27          1
                                       9.875          1,234.79         90
                                       9.625          1,234.79
    LINDENHURST      IL   60046          1            05/31/01         23
    0432895654                           05           07/01/01          0
    139859                               O            06/01/31
    0


    4811572          808/G01             F          213,750.00         ZZ
                                         360        213,503.13          1
                                       8.750          1,681.58        100
                                       8.500          1,681.58
    MOORPARK         CA   93021          1            05/21/01         23
    0432844736                           03           07/01/01          0
    9502958                              O            06/01/31
    0


    4811699          808/G01             F          144,400.00         ZZ
                                         360        144,253.59          1
                                       9.375          1,201.05         95
                                       9.125          1,201.05
    OAK PARK         CA   91377          1            05/22/01         23
    0432846848                           01           07/01/01          0
    WILSON                               O            06/01/31
    0


    4811808          U05/G01             F          152,000.00         ZZ
                                         360        151,925.23          1
                                       9.500          1,278.10         95
                                       9.250          1,278.10
    MIAMI SHORES     FL   33150          1            06/04/01         23
    0432887610                           05           08/01/01          0
    3134384                              N            07/01/31
    0


    4813527          286/G01             F           81,782.00         ZZ
                                         360         81,658.71          1
                                       9.500            687.67        103
                                       9.250            687.67
    STEVENS POINT    WI   54481          1            04/30/01         23
    0432815025                           05           06/01/01          0
    278059                               O            05/01/31
    0


1


    4814151          S02/G01             F          147,100.00         ZZ
                                         360        146,942.85          1
                                       9.125          1,196.85        100
                                       8.875          1,196.85
    ANTIOCH          TN   37013          1            05/11/01         23
    0432858868                           05           07/01/01          0
    01104159                             O            06/01/31
    0


    4814246          808/G01             F          190,000.00         ZZ
                                         360        189,780.56          1
                                       8.750          1,494.74        100
                                       8.500          1,494.74
    NEWMAN           CA   95360          1            05/22/01         23
    0432872364                           05           07/01/01          0
    9421260                              O            06/01/31
    0


    4814327          T24/G01             F          147,660.00         ZZ
                                         360        147,428.58          1
                                       9.250          1,214.76        107
                                       9.000          1,214.76
    ALEXANDRIA       VA   22309          1            04/30/01         23
    0432887008                           09           06/01/01          0
    09953653                             O            05/01/31
    0


    4814746          642/G01             F          107,000.00         ZZ
                                         360        106,950.08          1
                                       9.750            919.30        107
                                       9.500            919.30
    EDGERTON         OH   43517          5            06/19/01         23
    0432986354                           05           08/01/01          0
    05055301                             O            07/01/31
    0


    4814922          Q78/G01             F          254,660.00         ZZ
                                         360        254,279.42          1
                                       8.990          2,047.22        107
                                       8.740          2,047.22
    WHEAT RIDGE      CO   80033          5            05/11/01         23
    0432830487                           03           07/01/01          0
    686261                               O            06/01/31
    0


    4815505          M43/G01             F          105,235.00         ZZ
                                         360        105,128.28          1
                                       9.375            875.30        104
                                       9.125            875.30
1


    FAIRFAX          VA   22033          1            05/25/01         23
    0432869071                           01           07/01/01          0
    701229927                            O            06/01/31
    0


    4815626          Q78/G01             F          192,600.00         ZZ
                                         360        192,382.06          1
                                       9.240          1,583.08        105
                                       8.990          1,583.08
    LAKE IN THE HIL  IL   60102          5            05/04/01         23
    0432829117                           05           07/01/01          0
    685750                               O            06/01/31
    0


    4816678          737/G01             F           33,250.00         ZZ
                                         360         33,216.28          1
                                       9.375            276.56         95
                                       9.125            276.56
    PASADENA         TX   77506          1            05/23/01         14
    0432855617                           05           07/01/01         30
    2024958                              O            06/01/31
    0


    4816716          E22/G01             F          137,800.00         ZZ
                                         360        137,644.92          1
                                       8.875          1,096.40        105
                                       8.625          1,096.40
    LINCOLN          CA   95648          1            05/03/01         23
    0412602898                           07           07/01/01          0
    0412602898                           O            06/01/31
    0


    4816725          E22/G01             F          171,495.00         ZZ
                                         360        171,334.33          1
                                       9.750          1,473.41        103
                                       9.250          1,473.41
    EULESS           TX   76040          1            05/14/01         23
    0412617243                           05           07/01/01          0
    0412617243                           O            06/01/31
    0


    4816731          E22/G01             F          141,500.00         ZZ
                                         360        141,311.74          1
                                       9.500          1,189.81        105
                                       9.000          1,189.81
    SALT LAKE CITY   UT   84102          5            05/08/01         23
    0412625220                           05           07/01/01          0
    0412625220                           O            06/01/31
    0
1




    4816736          E22/G01             F           61,300.00         ZZ
                                         360         61,241.04          1
                                       9.625            521.04        100
                                       9.375            521.04
    O'FALLON         MO   63366          1            05/16/01         23
    0412627192                           01           07/01/01          0
    0412627192                           O            06/01/31
    0


    4816743          E22/G01             F          104,500.00         ZZ
                                         360        104,396.79          1
                                       9.500            878.69         95
                                       9.250            878.69
    MESQUITE         TX   75181          1            05/16/01         23
    0412635872                           05           07/01/01          0
    0412635872                           N            06/01/31
    0


    4816751          E22/G01             F          223,250.00         ZZ
                                         360        223,029.51          1
                                       9.500          1,877.21        100
                                       9.250          1,877.21
    DENVER           CO   80249          1            05/16/01         23
    0412645012                           03           07/01/01          0
    0412645012                           O            06/01/31
    0


    4816753          E22/G01             F          100,950.00         ZZ
                                         360        100,855.42          1
                                       9.750            867.32        100
                                       9.500            867.32
    CHEYENNE         WY   82007          1            05/16/01         23
    0412649535                           05           07/01/01          0
    0412649535                           O            06/01/31
    0


    4816758          E22/G01             F           77,000.00         ZZ
                                         360         76,925.93          1
                                       9.625            654.49        105
                                       9.375            654.49
    NEW BRAUNFELS    TX   78130          1            05/15/01         23
    0412659575                           05           07/01/01          0
    0412659575                           O            06/01/31
    0


    4817652          624/G01             F          129,750.00         ZZ
                                         360        129,572.64          1
1


                                       9.750          1,114.75        103
                                       9.500          1,114.75
    WENATCHEE        WA   98801          1            05/22/01         23
    0432835122                           05           07/01/01          0
    85700510263F                         O            06/01/31
    0


    4817717          N74/G01             F          109,489.00         ZZ
                                         360        109,391.73          1
                                      10.000            960.84        103
                                       9.750            960.84
    MAUMELLE         AR   72113          5            05/22/01         23
    0432906816                           05           07/01/01          0
    0028837010                           O            06/01/31
    0


    4820166          N67/G01             F          159,700.00         ZZ
                                         360        159,529.39          1
                                       9.125          1,299.37        100
                                       8.875          1,299.37
    CHANDLER         AZ   85249          1            05/07/01         23
    0432897635                           03           07/01/01          0
    1780006275                           O            06/01/31
    0


    4820198          G75/G01             F          124,150.00         ZZ
                                         360        124,013.87          1
                                       9.000            998.94        100
                                       8.750            998.94
    MECHANICSVILLE   VA   23111          1            05/24/01         23
    0432871671                           05           07/01/01          0
    04370413                             O            06/01/31
    0


    4820789          U59/G01             F          110,500.00         ZZ
                                         360        110,393.70          1
                                       9.625            939.24        100
                                       9.375            939.24
    ULSTER PARK      NY   12487          1            05/31/01         23
    0432882868                           05           07/01/01          0
    01933800853774                       O            06/01/31
    0


    4820879          E22/G01             F          118,100.00         ZZ
                                         360        117,967.09          1
                                       8.875            939.66        107
                                       8.375            939.66
    MIAMI            FL   33169          1            05/17/01         23
    0412565715                           05           07/01/01          0
1


    0412565715                           O            06/01/31
    0


    4820881          E22/G01             F           87,550.00         ZZ
                                         360         87,478.21          1
                                      10.375            792.68        103
                                      10.125            792.68
    PHOENIX          AZ   85006          2            05/03/01         23
    0412581191                           05           07/01/01          0
    0412581191                           O            06/01/31
    0


    4820889          E22/G01             F          128,400.00         ZZ
                                         360        128,266.35          1
                                       9.250          1,056.32        107
                                       9.000          1,056.32
    HOT SPRINGS      AR   71901          1            05/17/01         23
    0412611915                           05           07/01/01          0
    0412611915                           O            06/01/31
    0


    4820898          E22/G01             F          183,340.00         ZZ
                                         360        183,149.18          1
                                       9.250          1,508.29        103
                                       9.000          1,508.29
    MODESTO          CA   95351          1            05/11/01         23
    0412621328                           05           07/01/01          0
    0412621328                           O            06/01/31
    0


    4820905          E22/G01             F          236,900.00         ZZ
                                         360        236,663.86          1
                                       9.625          2,013.62        100
                                       9.375          2,013.62
    COMMERCE TOWNSH  MI   48382          1            05/17/01         23
    0412635997                           05           07/01/01          0
    0412635997                           O            06/01/31
    0


    4821660          S20/G01             F           41,090.00         ZZ
                                         360         41,040.57          1
                                      10.500            375.87        103
                                      10.250            375.87
    GREENVILLE       SC   29605          1            05/30/01         23
    0432872562                           05           06/30/01          0
    0111626                              O            05/30/31
    0


1


    4821780          685/G01             F          189,450.00         ZZ
                                         360        189,142.26          1
                                       9.000          1,524.36        100
                                       8.750          1,524.36
    BELLFLOWER       CA   90706          1            05/29/01         23
    0432868677                           01           07/01/01          0
    125779                               O            06/01/31
    0


    4821952          700/G01             F          190,000.00         ZZ
                                         360        189,780.58          1
                                       8.750          1,494.73        107
                                       8.500          1,494.73
    CLOVERDALE       CA   95425          1            05/22/01         23
    0432943165                           05           07/01/01          0
    00259012                             O            06/01/31
    0


    4822054          642/G01             F          146,055.00         ZZ
                                         360        145,977.28          1
                                       9.125          1,188.35        107
                                       8.875          1,188.35
    REDFORD          MI   48239          5            06/14/01         23
    0432984979                           05           08/01/01          0
    05050301                             O            07/01/31
    0


    4822587          964/G01             F           74,950.00         T
                                         360         74,910.11          1
                                       9.125            609.82        100
                                       8.875            609.82
    DONNELLY         ID   83615          1            06/13/01         23
    0432918464                           05           08/01/01          0
    126539                               O            07/01/31
    0


    4823417          K15/G01             F          138,700.00         ZZ
                                         360        138,539.82          1
                                       8.750          1,091.15        104
                                       8.500          1,091.15
    EATON            OH   45320          5            05/23/01         23
    0432849800                           05           07/01/01          0
    033705302547                         O            06/01/31
    0


    4823721          664/G01             F          273,600.00         ZZ
                                         360        272,307.52          1
                                       9.250          2,250.84        106
                                       9.000          2,250.84
1


    BRIGHTON         CO   80601          1            05/25/01         23
    0432908028                           03           07/01/01          0
    0008101958                           O            06/01/31
    0


    4823794          642/G01             F          159,650.00         ZZ
                                         360        159,525.95          2
                                      10.625          1,475.32        103
                                      10.375          1,475.32
    BROOKLYN         NY   11233          1            05/11/01         23
    0432825164                           05           07/01/01          0
    04136501                             O            06/01/31
    0


    4824166          U59/G01             F          112,243.00         ZZ
                                         360        112,062.42          1
                                       9.125            913.25        107
                                       8.875            913.25
    LEWISBURG        PA   17837          1            05/24/01         23
    0432861300                           05           06/24/01          0
    800852933                            O            05/24/31
    0


    4824389          950/G01             F          205,000.00         ZZ
                                         360        204,730.89          1
                                       8.125          1,522.12        105
                                       7.875          1,522.12
    SEATTLE          WA   98103          1            05/23/01         23
    0432963817                           01           07/01/01          0
    E6104028                             O            06/01/31
    0


    4824561          U62/G01             F          127,750.00         ZZ
                                         360        127,390.34          1
                                       9.375          1,062.56        103
                                       9.125          1,062.56
    RIALTO           CA   92376          2            05/08/01         23
    0432817047                           05           07/01/01          0
    2001248567                           O            06/01/31
    0


    4826150          K15/G01             F          167,900.00         ZZ
                                         360        167,746.77          1
                                       9.875          1,457.96        102
                                       9.625          1,457.96
    PETERBOROUGH     NH   03458          5            05/23/01         23
    0432842060                           05           07/01/01          0
    033105304903                         O            06/01/31
    0
1




    4826484          147/G01             F          170,451.00         ZZ
                                         360        170,248.99          1
                                       8.625          1,325.76        107
                                       8.375          1,325.76
    SNELLVILLE       GA   30039          1            05/23/01         23
    0432907038                           05           07/01/01          0
    10421986                             O            06/01/31
    0


    4826554          642/G01             F          138,000.00         ZZ
                                         360        137,863.70          2
                                       9.500          1,160.38        107
                                       9.250          1,160.38
    CHICAGO          IL   60637          1            05/23/01         23
    0432873818                           05           07/01/01          0
    03100101                             O            06/01/31
    0


    4827381          147/G01             F          125,660.00         ZZ
                                         360        125,556.95          1
                                      10.375          1,137.74        103
                                      10.125          1,137.74
    RICHMOND         VA   23236          1            05/31/01         23
    0432904753                           05           07/01/01          0
    1104230873                           O            06/01/31
    0


    4828239          Q64/G01             F          133,600.00         ZZ
                                         360        133,401.27          1
                                       9.500          1,123.39        100
                                       9.250          1,123.39
    PINE LAKE        GA   30072          1            05/01/01         23
    0432899094                           05           06/01/01          0
    0101749109                           O            05/01/31
    0


    4828357          E22/G01             F           76,200.00         ZZ
                                         360         76,126.70          1
                                       9.625            647.69        100
                                       9.375            647.69
    IRMO             SC   29063          1            05/18/01         23
    0412552655                           05           07/01/01          0
    0412552655                           O            06/01/31
    0


    4828374          E22/G01             F           54,150.00         ZZ
                                         360         54,096.53          1
1


                                       9.500            455.32         95
                                       9.000            455.32
    MEMPHIS          TN   38127          1            05/17/01         23
    0412599896                           05           07/01/01          0
    0412599896                           N            06/01/31
    0


    4828384          E22/G01             F           53,850.00         ZZ
                                         360         53,796.81          1
                                       9.500            452.80         95
                                       9.250            452.80
    MUNCIE           IN   47303          1            05/18/01         23
    0412610743                           05           07/01/01          0
    0412610743                           N            06/01/31
    0


    4828385          E22/G01             F           50,350.00         ZZ
                                         360         50,300.27          1
                                       9.500            423.37         95
                                       9.250            423.37
    MUNCIE           IN   47303          1            05/18/01         23
    0412610966                           05           07/01/01          0
    0412610966                           N            06/01/31
    0


    4828391          E22/G01             F           42,250.00         ZZ
                                         360         42,183.02          1
                                       9.250            347.58         95
                                       8.750            347.58
    AUGUSTA          GA   30901          1            05/18/01         23
    0412615577                           05           07/01/01          0
    0412615577                           N            06/01/31
    0


    4828403          E22/G01             F          213,150.00         ZZ
                                         360        212,910.12          1
                                       8.875          1,695.92         95
                                       8.375          1,695.92
    HENDERSON        NV   89014          1            05/11/01         23
    0412626962                           03           07/01/01          0
    0412626962                           N            06/01/31
    0


    4828406          E22/G01             F          154,350.00         ZZ
                                         360        154,197.56          1
                                       9.500          1,297.86        100
                                       9.250          1,297.86
    STERLING HEIGHT  MI   48313          1            05/18/01         23
    0412629149                           05           07/01/01          0
1


    0412629149                           O            06/01/31
    0


    4828409          E22/G01             F          114,350.00         ZZ
                                         360        114,237.06          1
                                       9.500            961.52        107
                                       9.000            961.52
    NORTH LAS VEGAS  NV   89030          9            05/10/01         23
    0412631871                           05           07/01/01          0
    0412631871                           O            06/01/31
    0


    4828417          E22/G01             F          150,000.00         ZZ
                                         360        149,851.86          1
                                       9.500          1,261.28        100
                                       9.250          1,261.28
    SACRAMENTO       CA   95821          1            05/15/01         23
    0412637944                           05           07/01/01          0
    0412637944                           O            06/01/31
    0


    4828425          E22/G01             F          103,950.00         ZZ
                                         360        103,841.81          1
                                       9.250            855.17        100
                                       9.000            855.17
    MISHAWAKA        IN   46544          1            05/18/01         23
    0412645483                           05           07/01/01          0
    0412645483                           O            06/01/31
    0


    4828427          E22/G01             F           79,822.00         ZZ
                                         360         79,741.06          1
                                       9.375            663.92        107
                                       9.125            663.92
    SPRING           TX   77386          1            05/16/01         23
    0412645608                           03           07/01/01          0
    0412645608                           O            06/01/31
    0


    4828436          E22/G01             F          153,150.00         ZZ
                                         360        153,013.94          1
                                      10.000          1,344.00        103
                                       9.750          1,344.00
    HINESVILLE       GA   31313          1            05/18/01         23
    0412656266                           05           07/01/01          0
    0412656266                           O            06/01/31
    0


1


    4828438          E22/G01             F           48,150.00         ZZ
                                         360         48,095.11          1
                                       9.625            409.27        107
                                       9.125            409.27
    DALLAS           TX   75243          1            05/17/01         23
    0412659120                           01           07/01/01          0
    0412659120                           O            06/01/31
    0


    4828441          E22/G01             F          287,370.00         ZZ
                                         360        287,140.60          1
                                      10.500          2,628.69        103
                                      10.250          2,628.69
    COLORADO SPRING  CO   80918          1            05/18/01         23
    0412662629                           05           07/01/01          0
    0412662629                           O            06/01/31
    0


    4828448          E22/G01             F          144,100.00         ZZ
                                         360        143,993.94          1
                                      10.875          1,358.70        103
                                      10.375          1,358.70
    FORT WORTH       TX   76108          1            05/18/01         23
    0412679441                           05           07/01/01          0
    0412679441                           O            06/01/31
    0


    4828736          Q64/G01             F          112,550.00         ZZ
                                         360        112,382.57          1
                                       9.500            946.39         95
                                       9.250            946.39
    LAWRENCEVILLE    GA   30043          1            04/24/01         23
    0432911816                           05           06/01/01          0
    0101838506                           N            05/01/31
    0


    4830711          Q64/G01             F           86,000.00         ZZ
                                         360         85,915.05          1
                                       9.500            723.14        100
                                       9.250            723.14
    WEST PALM BEACH  FL   33409          1            05/14/01         23
    0432914034                           01           07/01/01          0
    0101902807                           O            06/01/31
    0


    4831341          E58/G01             F          184,000.00         ZZ
                                         360        183,849.11          1
                                      10.375          1,665.95        100
                                      10.125          1,665.95
1


    COLLEGE PARK     MD   20740          1            05/23/01         23
    0432873941                           05           07/01/01          0
    18613182                             O            06/01/31
    0


    4831666          U42/G01             F           55,000.00         ZZ
                                         360         54,952.42          1
                                      10.125            487.75        100
                                       9.875            487.75
    DENISON          TX   75020          1            05/21/01         23
    0432954550                           05           07/01/01          0
    15100351                             O            06/01/31
    0


    4831888          147/G01             F           63,860.00         ZZ
                                         360         63,750.71          1
                                      10.250            572.26        103
                                      10.000            572.26
    ELMIRA           NY   14901          1            05/24/01         23
    0432851574                           05           07/01/01          0
    10422106                             O            06/01/31
    0


    4834114          964/G01             F          128,000.00         ZZ
                                         360        127,855.95          1
                                       8.875          1,018.43        105
                                       8.625          1,018.43
    PORTLAND         OR   97203          1            05/24/01         23
    0432879740                           05           07/01/01          0
    125478                               O            06/01/31
    0


    4834399          737/G01             F          248,000.00         ZZ
                                         360        247,878.01          1
                                       9.500          2,085.32        100
                                       9.250          2,085.32
    TORRANCE         CA   90503          1            06/07/01         23
    0432954345                           01           08/01/01          0
    0001773860                           O            07/01/31
    0


    4834829          685/G01             F          246,170.00         ZZ
                                         360        245,907.00          1
                                       9.125          2,002.92        103
                                       8.875          2,002.92
    CANYON COUNTRY   CA   91351          1            05/21/01         23
    0432852556                           05           07/01/01          0
    125747                               O            06/01/31
    0
1




    4835731          808/G01             F          124,900.00         ZZ
                                         360        124,836.92          1
                                       9.375          1,038.86        100
                                       9.125          1,038.86
    TUCSON           AZ   85730          1            06/04/01         23
    0432909190                           05           08/01/01          0
    9502983                              O            07/01/31
    0


    4836640          K15/G01             F           52,700.00         ZZ
                                         360         52,679.06          1
                                      10.500            482.07        102
                                      10.250            482.07
    OKLAHOMA CITY    OK   73127          5            05/30/01         23
    0432872240                           05           08/01/01          0
    032605302500                         O            07/01/31
    0


    4836688          U59/G01             F          185,400.00         ZZ
                                         360        185,226.29          1
                                       9.750          1,592.88        103
                                       9.500          1,592.88
    MOHEGAN LAKE     NY   10547          1            05/29/01         23
    0432873636                           05           07/01/01          0
    800851937                            O            06/01/31
    0


    4836719          G75/G01             F          206,200.00         ZZ
                                         360        205,955.63          1
                                       8.625          1,603.81        107
                                       8.375          1,603.81
    CLINTON          MD   20735          1            05/31/01         23
    0432875987                           03           07/01/01          0
    04372265                             O            06/01/31
    0


    4836780          E22/G01             F          206,000.00         ZZ
                                         360        205,791.14          1
                                       9.375          1,713.40        103
                                       9.125          1,713.40
    RICHMOND         CA   94803          1            05/02/01         23
    0412588055                           05           07/01/01          0
    0412588055                           O            06/01/31
    0


    4836815          E22/G01             F          129,780.00         ZZ
                                         360        129,670.69          1
1


                                      10.250          1,162.96        103
                                       9.750          1,162.96
    BRANDON          FL   33510          1            05/21/01         23
    0412616914                           05           07/01/01          0
    0412616914                           O            06/01/31
    0


    4836818          E22/G01             F          177,000.00         ZZ
                                         360        176,800.81          1
                                       8.875          1,408.29        105
                                       8.625          1,408.29
    CLARKS SUMMIT    PA   18411          1            05/21/01         23
    0412621260                           05           07/01/01          0
    0412621260                           O            06/01/31
    0


    4836820          E22/G01             F          273,000.00         ZZ
                                         360        272,730.38          1
                                       9.500          2,295.53        100
                                       9.250          2,295.53
    SAN DIEGO        CA   92120          1            05/07/01         23
    0412623761                           05           07/01/01          0
    0412623761                           O            06/01/31
    0


    4836851          E22/G01             F           90,100.00         ZZ
                                         360         89,806.55          2
                                       9.250            741.23        107
                                       9.000            741.23
    ROTTERDAM        NY   12306          1            05/21/01         23
    0412647109                           05           07/01/01          0
    0412647109                           O            06/01/31
    0


    4836866          E22/G01             F           64,375.00         ZZ
                                         360         64,344.56          1
                                      12.875            705.83        103
                                      12.375            705.83
    GRANBURY         TX   76049          1            05/21/01         23
    0412658411                           03           07/01/01          0
    0412658411                           O            06/01/31
    0


    4836873          E22/G01             F          130,400.00         ZZ
                                         360        130,267.79          1
                                       9.375          1,084.60        106
                                       9.125          1,084.60
    PONTIAC          MI   48034          1            05/21/01         23
    0412664963                           05           07/01/01          0
1


    0412664963                           O            06/01/31
    0


    4836876          E22/G01             F           76,500.00         ZZ
                                         360         76,426.41          1
                                       9.625            650.24        100
                                       9.375            650.24
    MARIETTA         GA   30066          1            05/21/01         23
    0412665390                           09           07/01/01          0
    0412665390                           O            06/01/31
    0


    4836877          E22/G01             F           89,500.00         ZZ
                                         360         89,424.62          1
                                      10.250            802.01        100
                                      10.000            802.01
    MILLINGTON       TN   38053          1            05/21/01         23
    0412665903                           05           07/01/01          0
    0412665903                           O            06/01/31
    0


    4836878          E22/G01             F           95,000.00         ZZ
                                         360         94,908.61          1
                                       9.625            807.49         95
                                       9.375            807.49
    IRVING           TX   75062          1            05/17/01         23
    0412668881                           05           07/01/01          0
    0412668881                           N            06/01/31
    0


    4836942          W09/G01             F           77,040.00         ZZ
                                         180         76,967.82          1
                                       9.750            661.90        107
                                       9.500            661.90
    LOGAN            OH   43138          1            05/25/01         23
    0432859809                           05           07/01/01          0
    20016510                             O            06/01/16
    0


    4837603          642/G01             F          125,000.00         ZZ
                                         360        124,897.50          1
                                      10.375          1,131.76         99
                                      10.125          1,131.76
    WASHINGTON       DC   20002          1            05/24/01         23
    0432847416                           05           07/01/01          0
    03138601                             O            06/01/31
    0


1


    4837709          K15/G01             F          160,700.00         ZZ
                                         360        160,623.99          1
                                      12.875          1,761.98        102
                                      12.625          1,761.98
    MIDLAND          MI   48642          5            05/24/01         23
    0432850022                           05           07/01/01          0
    024405301848                         O            06/01/31
    0


    4838122          T24/G01             F          222,000.00         ZZ
                                         360        221,661.06          1
                                       9.375          1,846.48        100
                                       9.125          1,846.48
    NAPA             CA   94559          1            04/19/01         23
    0432838175                           05           06/01/01          0
    09811179                             O            05/01/31
    0


    4838279          808/G01             F          235,200.00         ZZ
                                         360        234,928.37          1
                                       8.750          1,850.32        107
                                       8.500          1,850.32
    MODESTO          CA   95357          1            05/25/01         23
    0432900942                           05           07/01/01          0
    9421098                              O            06/01/31
    0


    4838796          642/G01             F          117,420.00         ZZ
                                         360        117,309.99          1
                                       9.750          1,008.82        103
                                       9.500          1,008.82
    GREENSBORO       NC   27406          5            05/11/01         23
    0432819332                           05           07/01/01          0
    04133101                             O            06/01/31
    0


    4839091          E45/G01             F           24,700.00         ZZ
                                         360         24,676.23          1
                                       9.625            209.95         95
                                       9.375            209.95
    OKLAHAMOA CITY   OK   73117          1            06/08/01         23
    0432993160                           05           07/01/01          0
    141270                               N            06/01/31
    0


    4839378          642/G01             F          156,560.00         ZZ
                                         360        156,417.15          1
                                       9.875          1,359.49        103
                                       9.625          1,359.49
1


    LUBBOCK          TX   79424          1            05/15/01         23
    0432836617                           05           07/01/01          0
    04190501                             O            06/01/31
    0


    4839610          J95/G01             F          169,950.00         ZZ
                                         360        169,866.40          1
                                       9.500          1,429.04        103
                                       9.250          1,429.04
    HOUSTON          TX   77063          1            06/25/01         23
    0432992535                           03           08/01/01          0
    0027207299                           O            07/01/31
    0


    4839888          700/G01             F           45,000.00         ZZ
                                         360         44,964.08          1
                                      10.500            411.63        100
                                      10.250            411.63
    BEAUMONT         TX   77703          1            05/30/01         23
    0433012044                           05           07/01/01          0
    00249276                             O            06/01/31
    0


    4840359          147/G01             F           49,220.00         ZZ
                                         360         49,164.62          1
                                       8.875            391.62        107
                                       8.625            391.62
    JOHNSON CITY     TN   37601          1            05/24/01         23
    0432934487                           05           07/01/01          0
    10419961                             O            06/01/31
    0


    4840602          664/G01             F          147,000.00         ZZ
                                         360        146,842.93          1
                                       9.125          1,196.05        103
                                       8.875          1,196.05
    COLUMBUS         IN   47201          1            05/25/01         23
    0432930162                           05           07/01/01          0
    0008084469                           O            06/01/31
    0


    4840932          737/G01             F          125,000.00         ZZ
                                         360        124,869.88          1
                                       9.250          1,028.35        100
                                       9.000          1,028.35
    PAYSON           AZ   85541          1            05/30/01         23
    0432995934                           05           07/01/01          0
    2024666                              O            06/01/31
    0
1




    4840955          642/G01             F          212,500.00         ZZ
                                         360        212,295.58          1
                                       9.625          1,806.23         94
                                       9.375          1,806.23
    LOS BANOS        CA   93635          2            05/25/01         23
    0432874758                           05           07/01/01          0
    04131801                             O            06/01/31
    0


    4841266          U62/G01             F          115,560.00         ZZ
                                         360        115,493.52          1
                                       8.750            909.11         98
                                       8.500            909.11
    CANTON           OH   44721          2            06/05/01         23
    0432905719                           05           08/01/01          0
    2001248089                           O            07/01/31
    0


    4841441          E22/G01             F           57,500.00         ZZ
                                         360         57,444.70          2
                                       9.625            488.74         95
                                       9.375            488.74
    CINCINNATI       OH   45207          1            05/22/01         23
    0412493785                           05           07/01/01          0
    0412493785                           N            06/01/31
    0


    4841442          E22/G01             F          172,700.00         ZZ
                                         360        172,524.90          1
                                       9.375          1,436.43        107
                                       9.125          1,436.43
    CITRUS HEIGHTS   CA   95610          1            05/14/01         23
    0412500332                           05           07/01/01          0
    0412500332                           O            06/01/31
    0


    4841445          E22/G01             F          116,150.00         ZZ
                                         360        115,996.10          1
                                       9.000            934.57        105
                                       8.500            934.57
    WILLITS          CA   95490          1            05/15/01         23
    0412546343                           05           07/01/01          0
    0412546343                           O            06/01/31
    0


    4841460          E22/G01             F           79,800.00         ZZ
                                         360         79,719.08          1
1


                                       9.375            663.74         95
                                       8.875            663.74
    CLOVIS           CA   93612          1            05/17/01         23
    0412576845                           05           07/01/01          0
    0412576845                           N            06/01/31
    0


    4841462          E22/G01             F           74,700.00         ZZ
                                         360         74,618.09          1
                                       9.000            601.05        107
                                       8.750            601.05
    GREENWOOD        AR   72936          1            05/21/01         23
    0412580268                           05           07/01/01          0
    0412580268                           O            06/01/31
    0


    4841479          E22/G01             F          146,200.00         ZZ
                                         360        146,076.86          1
                                      10.250          1,310.10        103
                                       9.750          1,310.10
    EUGENE           OR   97404          1            05/17/01         23
    0412606204                           03           07/01/01          0
    0412606204                           O            06/01/31
    0


    4841511          E22/G01             F          127,500.00         ZZ
                                         360        127,356.51          1
                                       8.875          1,014.45        105
                                       8.625          1,014.45
    RIDGEFIELD       WA   98642          1            05/16/01         23
    0412647406                           05           07/01/01          0
    0412647406                           O            06/01/31
    0


    4841519          E22/G01             F          129,200.00         ZZ
                                         360        129,099.62          1
                                      10.625          1,193.93        103
                                      10.375          1,193.93
    MISSOURI CITY    TX   77489          1            05/18/01         23
    0412655896                           03           07/01/01          0
    0412655896                           O            06/01/31
    0


    4841528          E22/G01             F          206,000.00         ZZ
                                         360        205,749.53          1
                                       8.500          1,583.96        104
                                       8.000          1,583.96
    MODESTO          CA   95355          1            05/17/01         23
    0412665853                           05           07/01/01          0
1


    0412665853                           O            06/01/31
    0


    4841853          G75/G01             F          192,850.00         ZZ
                                         360        192,654.23          1
                                       8.625          1,499.97        106
                                       8.375          1,499.97
    EAST STROUDSBUR  PA   18301          1            06/05/01         23
    0432900389                           05           08/01/01          0
    04320610                             O            07/01/31
    0


    4843182          685/G01             F          359,900.00         ZZ
                                         360        359,515.48          1
                                       9.125          2,928.27        100
                                       8.875          2,928.27
    LOS ANGELES      CA   90046          1            05/29/01         23
    0432849974                           05           07/01/01          0
    125612                               O            06/01/31
    0


    4843207          940/G01             F          185,500.00         ZZ
                                         360        185,262.61          1
                                       8.250          1,393.60        104
                                       8.000          1,393.60
    TEMECULA         CA   92591          1            05/30/01         23
    0432896728                           05           07/01/01          0
    40010440                             O            06/01/31
    0


    4843751          948/G01             F          135,000.00         ZZ
                                         360        134,931.82          1
                                       9.375          1,122.87        100
                                       9.125          1,122.87
    STOCKTON         CA   95207          1            06/04/01         23
    0432913937                           05           08/01/01          0
    596341                               O            07/01/31
    0


    4843767          W33/G01             F           60,990.00         ZZ
                                         360         60,929.76          1
                                       9.500            512.84        107
                                       9.250            512.84
    SPRINGFIELD      IL   62704          1            06/07/01         23
    0432917185                           05           07/07/01          0
    0124817                              O            06/07/31
    0


1


    4844522          J95/G01             F          108,600.00         ZZ
                                         360        108,547.97          1
                                       9.625            923.09        107
                                       9.375            923.09
    KENTWOOD         MI   49548          1            06/19/01         23
    0433028289                           05           08/01/01          0
    0027149665                           O            07/01/31
    0


    4845027          U05/G01             F          232,000.00         ZZ
                                         360        231,869.93          1
                                       8.875          1,845.90        100
                                       8.625          1,845.90
    PORTLAND         OR   97225          1            06/08/01         23
    0432913770                           05           08/01/01          0
    3140687                              O            07/01/31
    0


    4845057          940/G01             F          207,000.00         ZZ
                                         360        206,895.47          1
                                       9.375          1,721.72        107
                                       9.125          1,721.72
    LAGUNA NIGUEL    CA   92677          2            06/07/01         23
    0432901312                           01           08/01/01          0
    40010492                             O            07/01/31
    0


    4845814          685/G01             F          119,000.00         ZZ
                                         360        118,931.54          1
                                       8.750            936.17        100
                                       8.500            936.17
    LOS ANGELES (NO  CA   91343          1            06/20/01         23
    0432920973                           01           08/01/01          0
    125771                               O            07/01/31
    0


    4845840          147/G01             F          162,900.00         ZZ
                                         360        162,716.67          1
                                       8.875          1,296.11        100
                                       8.625          1,296.11
    CORONA           CA   92879          1            05/25/01         23
    0432905586                           01           07/01/01          0
    10423057                             O            06/01/31
    0


    4848560          E22/G01             F          257,500.00         ZZ
                                         360        257,266.14          1
                                      10.375          2,331.42        103
                                      10.125          2,331.42
1


    ROCKLIN          CA   95765          1            05/02/01         23
    0412542250                           05           07/01/01          0
    0412542250                           O            06/01/31
    0


    4848585          E22/G01             F          205,500.00         ZZ
                                         360        205,297.03          1
                                       9.500          1,727.96         95
                                       9.250          1,727.96
    EXETER           RI   02822          1            05/23/01         23
    0412609315                           05           07/01/01          0
    0412609315                           N            06/01/31
    0


    4848591          E22/G01             F          191,250.00         ZZ
                                         360        191,029.14          1
                                       8.750          1,504.56        104
                                       8.250          1,504.56
    OAKLAND          CA   94611          1            05/16/01         23
    0412614182                           01           07/01/01          0
    0412614182                           O            06/01/31
    0


    4848602          E22/G01             F           88,350.00         ZZ
                                         360         88,258.05          1
                                       9.250            726.83         95
                                       9.000            726.83
    SAN ANTONIO      TX   78209          1            05/21/01         23
    0412630741                           01           07/01/01          0
    0412630741                           N            06/01/31
    0


    4848620          E22/G01             F          114,490.00         ZZ
                                         360        114,354.33          1
                                       8.625            890.49        107
                                       8.375            890.49
    FAIRBANKS        AK   99701          1            05/15/01         23
    0412655417                           05           07/01/01          0
    0412655417                           O            06/01/31
    0


    4848632          E22/G01             F          105,150.00         ZZ
                                         360        105,048.86          1
                                       9.625            893.76        100
                                       9.375            893.76
    PONTIAC          MI   48340          1            05/23/01         23
    0412669673                           05           07/01/01          0
    0412669673                           O            06/01/31
    0
1




    4848633          E22/G01             F          179,250.00         ZZ
                                         360        179,072.96          1
                                       9.500          1,507.23        100
                                       9.000          1,507.23
    HOLLYWOOD        FL   33021          1            05/23/01         23
    0412669780                           01           07/01/01          0
    0412669780                           O            06/01/31
    0


    4848637          E22/G01             F           85,500.00         ZZ
                                         360         85,415.56          1
                                       9.500            718.93         95
                                       9.250            718.93
    JACKSONVILLE     FL   32223          1            05/23/01         23
    0412676686                           05           07/01/01          0
    0412676686                           N            06/01/31
    0


    4849618          G75/G01             F          176,600.00         ZZ
                                         360        176,420.94          1
                                       9.375          1,468.87        103
                                       9.125          1,468.87
    MORRISVILLE      NC   27560          1            05/18/01         23
    0432837078                           05           07/01/01          0
    04354104                             O            06/01/31
    0


    4849630          U59/G01             F           55,500.00         ZZ
                                         180         54,919.73          1
                                       9.250            571.21         82
                                       9.000            571.21
    POMPANO BEACH    FL   33068          1            04/12/01         23
    0432812568                           05           05/12/01          0
    800820123                            O            04/12/16
    0


    4849652          K15/G01             F          110,500.00         ZZ
                                         360        110,317.90          1
                                       9.875            959.53        103
                                       9.625            959.53
    KENT             OH   44240          1            05/30/01         23
    0432909968                           05           07/01/01          0
    036905301951                         O            06/01/31
    0


    4849702          U05/G01             F          131,100.00         ZZ
                                         360        130,952.46          1
1


                                       8.875          1,043.09         95
                                       8.625          1,043.09
    PHOENIX          AZ   85029          1            05/02/01         23
    0432827210                           05           07/01/01          0
    3121720                              N            06/01/31
    0


    4850133          642/G01             F           64,200.00         ZZ
                                         360         64,131.42          1
                                       9.125            522.35        107
                                       8.875            522.35
    LAWTON           OK   73501          1            05/18/01         23
    0432868974                           05           07/01/01          0
    04190701                             O            06/01/31
    0


    4850401          E45/G01             F           86,900.00         ZZ
                                         360         86,809.56          1
                                       9.250            714.90        100
                                       9.000            714.90
    THOMSON          GA   30824          1            05/31/01         23
    0432898393                           05           07/01/01          0
    123564                               O            06/01/31
    0


    4851515          P87/G01             F           56,034.00         ZZ
                                         180         55,984.21          1
                                      10.000            491.74         99
                                       9.750            491.74
    KAUKAUNA         WI   54130          1            05/31/01         23
    0432881894                           05           07/01/01          0
    HE31133                              O            06/01/16
    0


    4852372          642/G01             F          116,000.00         ZZ
                                         360        115,885.43          1
                                       9.500            975.39         96
                                       9.250            975.39
    NORWHICH         CT   06360          5            05/30/01         23
    0432872604                           05           07/01/01          0
    05020601                             O            06/01/31
    0


    4852838          642/G01             F          146,260.00         ZZ
                                         360        146,097.93          2
                                      10.625          1,351.59        103
                                      10.375          1,351.59
    MIAMI            FL   33142          1            05/21/01         23
    0432866341                           05           07/01/01          0
1


    03148201                             O            06/01/31
    0


    4852876          S02/G01             F           98,000.00         ZZ
                                         360         97,951.79          1
                                       9.500            824.04        100
                                       9.250            824.04
    MIAMI            FL   33168          1            06/04/01         23
    0432874980                           05           08/01/01          0
    01105226                             O            07/01/31
    0


    4853803          964/G01             F          286,000.00         ZZ
                                         360        285,859.33          1
                                       9.500          2,404.84        100
                                       9.250          2,404.84
    SANTA ROSA       CA   95401          1            06/07/01         23
    0432959823                           05           08/01/01          0
    112461                               O            07/01/31
    0


    4854637          W02/G01             F          222,000.00         ZZ
                                         360        221,669.80          1
                                       9.500          1,866.70        100
                                       9.250          1,866.70
    CHARGIN FALLS    OH   44023          1            05/30/01         23
    0433035359                           05           06/30/01          0
    1000221860                           O            05/30/31
    0


    4855638          K15/G01             F           55,600.00         ZZ
                                         360         55,577.90          1
                                      10.500            508.60        103
                                      10.250            508.60
    SHREVEPORT       LA   71107          5            05/30/01         23
    0432872570                           05           08/01/01          0
    008405303172                         O            07/01/31
    0


    4856282          E22/G01             F          254,400.00         ZZ
                                         360        254,121.04          1
                                       9.000          2,046.96        100
                                       8.750          2,046.96
    RIVERSIDE        CA   92508          1            05/14/01         23
    0412593709                           05           07/01/01          0
    0412593709                           O            06/01/31
    0


1


    4856284          E22/G01             F          157,000.00         ZZ
                                         360        156,818.68          1
                                       8.750          1,235.12        106
                                       8.250          1,235.12
    CITRUS HEIGHTS   CA   95621          1            05/17/01         23
    0412603300                           05           07/01/01          0
    0412603300                           O            06/01/31
    0


    4856290          E22/G01             F           79,300.00         ZZ
                                         360         79,223.72          1
                                       9.625            674.04        103
                                       9.375            674.04
    FREDERICKSBURG   VA   22405          1            05/24/01         23
    0412617060                           09           07/01/01          0
    0412617060                           O            06/01/31
    0


    4856303          E22/G01             F          204,950.00         ZZ
                                         360        204,807.12          1
                                      11.125          1,971.17        100
                                      10.625          1,971.17
    BIRMINGHAM       AL   35244          1            05/24/01         23
    0412653578                           05           07/01/01          0
    0412653578                           O            06/01/31
    0


    4856313          E22/G01             F           97,500.00         ZZ
                                         360         97,394.44          1
                                       9.625            828.74        100
                                       9.375            828.74
    TEA              SD   57064          1            05/24/01         23
    0412672859                           05           07/01/01          0
    0412672859                           O            06/01/31
    0


    4856314          E22/G01             F          142,000.00         ZZ
                                         360        141,889.66          1
                                      10.625          1,312.22        103
                                      10.375          1,312.22
    ST. PETERS       MO   63376          1            05/24/01         23
    0412674624                           05           07/01/01          0
    0412674624                           O            06/01/31
    0


    4856316          E22/G01             F          299,250.00         ZZ
                                         360        298,984.14          1
                                      10.000          2,626.13        102
                                       9.750          2,626.13
1


    CANTON           MI   48187          1            05/24/01         23
    0412676272                           05           07/01/01          0
    0412676272                           O            06/01/31
    0


    4856633          286/G01             F          106,400.00         ZZ
                                         360        106,205.24          1
                                       8.500            818.13        105
                                       8.250            818.13
    MANASSAS         VA   20109          1            04/27/01         23
    0432837623                           01           06/01/01          0
    0000326558                           O            05/01/31
    0


    4857084          L16/G01             F          139,900.00         ZZ
                                         360        139,827.48          1
                                       9.250          1,150.92        100
                                       9.000          1,150.92
    SANDY            UT   84070          1            06/21/01         23
    0432973436                           05           08/01/01          0
    W0105222                             O            07/01/31
    0


    4857110          U62/G01             F          151,000.00         ZZ
                                         360        150,869.37          1
                                      10.125          1,339.10        103
                                       9.875          1,339.10
    BLOOMINGTON      MN   55425          5            05/18/01         23
    0432917797                           05           07/01/01          0
    2001249565                           O            06/01/31
    0


    4857222          U28/G01             F           93,900.00         ZZ
                                         360         93,794.33          1
                                       8.875            747.11        100
                                       8.625            747.11
    WARNER ROBINS    GA   31088          1            05/31/01         23
    0432903409                           05           07/01/01          0
    051034                               O            06/01/31
    0


    4857419          W78/G01             F          135,500.00         ZZ
                                         360        135,256.69          1
                                       9.990          1,188.11        100
                                       9.740          1,188.11
    MARIETTA         GA   30064          1            04/06/01         23
    0432864197                           05           05/01/01          0
    50000345                             O            04/01/31
    0
1




    4858305          J95/G01             F          147,630.00         ZZ
                                         360        147,564.69          1
                                      10.000          1,295.56        103
                                       9.750          1,295.56
    ST. CHARLES      MO   63303          1            06/28/01         23
    0432997468                           05           08/01/01          0
    0027091354                           O            07/01/31
    0


    4858414          964/G01             F           74,160.00         ZZ
                                         360         74,076.54          1
                                       8.875            590.05        103
                                       8.625            590.05
    MESA             AZ   85205          1            05/30/01         23
    0432884377                           01           07/01/01          0
    126259                               O            06/01/31
    0


    4858530          E45/G01             F           69,900.00         ZZ
                                         360         69,837.90          1
                                      10.000            613.42        100
                                       9.750            613.42
    JEFFERSON        GA   30549          1            05/31/01         23
    0432915700                           05           07/01/01          0
    134929                               O            06/01/31
    0


    4858650          948/G01             F          164,900.00         ZZ
                                         360        164,818.89          1
                                       9.500          1,386.57        100
                                       9.250          1,386.57
    SANTA MARIA      CA   93455          1            06/05/01         23
    0432945723                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4858996          W78/G01             F          176,500.00         ZZ
                                         360        176,244.31          1
                                       9.625          1,500.23        107
                                       9.375          1,500.23
    LONGWOOD         FL   32750          5            04/25/01         23
    0432864171                           05           06/01/01          0
    50001532                             O            05/01/31
    0


    4859446          W78/G01             F          208,000.00         ZZ
                                         360        207,756.50          1
1


                                      10.625          1,922.12        100
                                      10.375          1,922.12
    ROSWELL          GA   30075          1            04/25/01         23
    0432906592                           05           06/01/01          0
    50001574                             O            05/01/31
    0


    4859572          642/G01             F          203,193.00         ZZ
                                         360        203,090.39          1
                                       9.375          1,690.06        107
                                       9.125          1,690.06
    ALBUQUERQUE      NM   87109          1            06/14/01         23
    0432946606                           05           08/01/01          0
    05025601                             O            07/01/31
    0


    4859873          S02/G01             F          103,225.00         ZZ
                                         360        103,174.23          1
                                       9.500            867.97        107
                                       9.250            867.97
    HOLLYWOOD        FL   33024          1            06/08/01         23
    0432874972                           01           08/01/01          0
    01105249                             O            07/01/31
    0


    4860173          642/G01             F           73,130.00         ZZ
                                         360         73,097.65          1
                                      10.000            641.77        103
                                       9.750            641.77
    FT LAUDERDALE    FL   33308          1            06/05/01         23
    0432872554                           05           08/01/01          0
    04156101                             O            07/01/31
    0


    4860252          642/G01             F          124,600.00         ZZ
                                         360        124,396.14          1
                                       9.875          1,081.96        107
                                       9.625          1,081.96
    DAVIE            FL   33325          5            05/29/01         23
    0432911907                           09           07/01/01          0
    05050501                             O            06/01/31
    0


    4860369          U59/G01             F          250,000.00         ZZ
                                         360        249,880.23          1
                                       9.625          2,124.98        100
                                       9.375          2,124.98
    PUTNAM VALLEY    NY   10579          1            06/28/01         23
    0432996999                           05           08/01/01          0
1


    01933800856432                       O            07/01/31
    0


    4860827          U05/G01             F           82,900.00         ZZ
                                         360         69,918.39          1
                                       8.750            652.17        107
                                       8.500            652.17
    FOLCROFT         PA   19032          5            05/31/01         23
    0432907996                           05           07/01/01          0
    3125858                              O            06/01/31
    0


    4861345          J40/G01             F          174,900.00         ZZ
                                         360        174,813.98          1
                                       9.500          1,470.65        100
                                       9.250          1,470.65
    MEMPHIS          TN   38125          1            06/07/01         23
    0432947737                           05           08/01/01          0
    105672                               O            07/01/31
    0


    4861476          E45/G01             F           89,600.00         ZZ
                                         360         89,522.49          1
                                      10.125            794.59        103
                                       9.875            794.59
    PALM HARBOR      FL   34685          1            05/03/01         23
    0432850535                           01           07/01/01          0
    113669                               O            06/01/31
    0


    4862060          W78/G01             F          142,900.00         ZZ
                                         360        142,454.18          1
                                       9.990          1,252.99        100
                                       9.740          1,252.99
    DACULA           GA   30019          1            04/27/01         23
    0432915122                           05           06/01/01          0
    50001642                             O            05/01/31
    0


    4862088          664/G01             F          132,000.00         ZZ
                                         360        131,869.63          1
                                       9.500          1,109.93        100
                                       9.250          1,109.93
    PUYALLUP         WA   98374          1            05/30/01         23
    0432989366                           05           07/01/01          0
    0008141319                           O            06/01/31
    0


1


    4862375          B57/G01             F          119,000.00         ZZ
                                         360        118,956.40          1
                                      10.875          1,122.04        100
                                      10.625          1,122.04
    PHOENIX          AZ   85040          1            06/07/01         23
    0432909240                           05           08/01/01          0
    21A0364                              O            07/01/31
    0


    4862452          588/G01             F          181,750.00         ZZ
                                         360        181,550.71          1
                                       9.000          1,462.40        107
                                       8.750          1,462.40
    GERMANTOWN       MD   20876          1            06/05/01         23
    0432902252                           09           07/01/01          0
    00010433190                          O            06/01/31
    0


    4862498          B28/G01             F          337,050.00         ZZ
                                         360        336,407.32          1
                                       9.000          2,711.99        107
                                       8.750          2,711.99
    GLENDALE         AZ   85308          1            05/31/01         23
    0433000965                           03           07/01/01          0
    0105090056                           O            06/01/31
    0


    4862696          B57/G01             F          251,343.00         ZZ
                                         360        251,202.09          1
                                       8.875          1,999.80        107
                                       8.625          1,999.80
    LOS ANGELES      CA   90045          1            06/13/01         23
    0433004546                           01           08/01/01          0
    2114499                              O            07/01/31
    0


    4862749          U05/G01             F          147,800.00         ZZ
                                         360        147,717.14          1
                                       8.875          1,175.96        103
                                       8.625          1,175.96
    CHANDLER         AZ   85225          1            06/01/01         23
    0432898914                           03           08/01/01          0
    3136763                              O            07/01/31
    0


    4862793          Q01/G01             F          184,881.00         ZZ
                                         360        184,698.40          1
                                       9.500          1,554.58        100
                                       9.250          1,554.58
1


    OXNARD           CA   93030          1            05/30/01         23
    0432899615                           05           07/01/01          0
    37968                                O            06/01/31
    0


    4863091          147/G01             F           62,060.00         ZZ
                                         360         61,993.57          1
                                       9.125            504.95        107
                                       8.875            504.95
    OHIO PYLE        PA   15470          1            05/31/01         23
    0432996544                           05           07/01/01          0
    10423040                             O            06/01/31
    0


    4864079          E22/G01             F           81,900.00         ZZ
                                         360         81,819.12          1
                                       9.500            688.66        100
                                       9.250            688.66
    MICHIGAN CITY    IN   46360          1            05/29/01         23
    0412603938                           05           07/01/01          0
    0412603938                           O            06/01/31
    0


    4864088          E22/G01             F           98,600.00         ZZ
                                         360         98,494.66          1
                                       9.125            802.24        104
                                       8.875            802.24
    BATON ROUGE      LA   70815          1            05/25/01         23
    0412613200                           05           07/01/01          0
    0412613200                           O            06/01/31
    0


    4864099          E22/G01             F          310,300.00         ZZ
                                         360        309,950.79          1
                                       8.875          2,468.89        107
                                       8.375          2,468.89
    TAMPA            FL   33629          1            05/25/01         23
    0412624314                           01           07/01/01          0
    0412624314                           O            06/01/31
    0


    4864113          E22/G01             F           77,600.00         ZZ
                                         360         77,516.76          1
                                       9.500            652.50        104
                                       9.250            652.50
    SOUTH BEND       IN   46614          9            05/22/01         23
    0412640203                           05           07/01/01          0
    0412640203                           O            06/01/31
    0
1




    4864136          E22/G01             F          192,000.00         ZZ
                                         360        191,850.80          1
                                      10.625          1,774.27        103
                                      10.375          1,774.27
    BARTLESVILLE     OK   74006          1            05/25/01         23
    0412655581                           05           07/01/01          0
    0412655581                           O            06/01/31
    0


    4864137          E22/G01             F          173,875.00         ZZ
                                         360        173,532.20          1
                                       8.500          1,336.95        107
                                       8.000          1,336.95
    ORANGEVALE       CA   95662          1            05/09/01         23
    0412655839                           05           07/01/01          0
    0412655839                           O            06/01/31
    0


    4864143          E22/G01             F          164,950.00         ZZ
                                         360        164,803.46          1
                                      10.000          1,447.55        100
                                       9.500          1,447.55
    PLANTATION       FL   33322          1            05/25/01         23
    0412660516                           05           07/01/01          0
    0412660516                           O            06/01/31
    0


    4864147          E22/G01             F           90,250.00         ZZ
                                         360         90,163.17          1
                                       9.625            767.12         95
                                       9.375            767.12
    WALDORF          MD   20601          1            05/25/01         23
    0412664658                           09           07/01/01          0
    0412664658                           N            06/01/31
    0


    4864150          E22/G01             F           69,100.00         ZZ
                                         360         69,033.53          1
                                       9.625            587.34        103
                                       9.125            587.34
    HAINES CITY      FL   33844          1            05/25/01         23
    0412666935                           05           07/01/01          0
    0412666935                           O            06/01/31
    0


    4864154          E22/G01             F           88,550.00         ZZ
                                         360         88,447.75          1
1


                                       8.750            696.62        106
                                       8.250            696.62
    BROKEN ARROW     OK   74012          1            05/25/01         23
    0412669061                           05           07/01/01          0
    0412669061                           O            06/01/31
    0


    4864157          E22/G01             F          259,900.00         ZZ
                                         360        259,643.31          1
                                       9.500          2,185.38        100
                                       9.250          2,185.38
    ENGLEWOOD        CO   80111          1            05/25/01         23
    0412671406                           03           07/01/01          0
    0412671406                           O            06/01/31
    0


    4864168          E22/G01             F          230,800.00         ZZ
                                         360        230,667.26          1
                                      12.000          2,374.04        100
                                      11.500          2,374.04
    JUPITER          FL   33458          1            05/25/01         23
    0412696650                           05           07/01/01          0
    0412696650                           O            06/01/31
    0


    4864850          642/G01             F          187,460.00         ZZ
                                         360        187,383.47          1
                                      10.375          1,697.28        103
                                      10.125          1,697.28
    MIAMI            FL   33187          1            06/04/01         23
    0432900322                           05           08/01/01          0
    05086201                             O            07/01/31
    0


    4865434          Q64/G01             F          112,300.00         T
                                         360        112,106.98          1
                                       9.250            923.87        107
                                       9.000            923.87
    NASHVILLE        TN   37211          1            05/18/01         23
    0432906667                           05           07/01/01          0
    0301943007                           O            06/01/31
    0


    4865801          K15/G01             F          112,000.00         ZZ
                                         360        111,947.75          1
                                       9.750            962.25        101
                                       9.500            962.25
    TWO HARBORS      MN   55616          5            06/04/01         23
    0432880813                           05           08/01/01          0
1


    013105304289                         O            07/01/31
    0


    4867011          U05/G01             F           55,600.00         ZZ
                                         360         55,571.17          1
                                       9.250            457.41        107
                                       9.000            457.41
    CLEVELAND        OH   44111          1            06/27/01         23
    0432991370                           05           08/01/01          0
    3132807                              O            07/01/31
    0


    4868115          S02/G01             F           42,750.00         ZZ
                                         360         42,727.84          1
                                       9.250            351.69         95
                                       9.000            351.69
    AJO              AZ   85321          1            06/14/01         23
    0432949139                           05           08/01/01          0
    01105277                             N            07/01/31
    0


    4869747          664/G01             F          189,950.00         ZZ
                                         360        189,854.07          1
                                       9.375          1,579.91        100
                                       9.125          1,579.91
    NAPERVILLE       IL   60540          1            06/13/01         23
    0433021755                           05           08/01/01          0
    0008167595                           O            07/01/31
    0


    4870952          700/G01             F          247,350.00         ZZ
                                         360        247,211.33          1
                                       8.875          1,968.03        107
                                       8.625          1,968.03
    CHINO HILLS      CA   91709          1            06/01/01         23
    0432979144                           05           08/01/01          0
    00259395                             O            07/01/31
    0


    4871024          B57/G01             F          267,500.00         ZZ
                                         360        267,361.32          1
                                       9.250          2,200.66        107
                                       9.000          2,200.66
    LOS ANGELES      CA   91401          1            06/15/01         23
    0433010998                           05           08/01/01          0
    2114522                              O            07/01/31
    0


1


    4871037          685/G01             F          149,800.00         ZZ
                                         360        149,718.18          1
                                       9.000          1,205.32        107
                                       8.750          1,205.32
    SACRAMENTO       CA   95864          5            06/04/01         23
    0432913143                           05           08/01/01          0
    209434                               O            07/01/31
    0


    4871142          700/G01             F          149,000.00         ZZ
                                         360        148,939.17          1
                                      10.375          1,349.06        100
                                      10.125          1,349.06
    HENDERSON        NV   89014          1            06/04/01         23
    0432996148                           03           08/01/01          0
    00259426                             O            07/01/31
    0


    4871194          B57/G01             F          348,000.00         ZZ
                                         360        347,794.54          1
                                       8.625          2,706.71        105
                                       8.375          2,706.71
    SUN VALLEY AREA  CA   91352          1            06/01/01         23
    0432914059                           05           08/01/01          0
    2113952                              O            07/01/31
    0


    4871636          N67/G01             F          122,500.00         ZZ
                                         360        122,379.00          1
                                       9.500          1,030.05        100
                                       9.250          1,030.05
    AURORA           CO   80015          1            05/17/01         23
    0432857803                           01           07/01/01          0
    1380002679                           O            06/01/31
    0


    4871876          E82/G01             F          179,900.00         ZZ
                                         360        179,712.76          1
                                       9.250          1,479.99        100
                                       9.000          1,479.99
    SANGER           CA   93657          1            05/29/01         23
    0400428413                           05           07/01/01          0
    0400428413                           O            06/01/31
    0


    4872136          E22/G01             F          135,350.00         ZZ
                                         360        135,193.69          1
                                       8.750          1,064.80        107
                                       8.500          1,064.80
1


    WAILUKU          HI   96793          1            05/18/01         23
    0412598062                           01           07/01/01          0
    0412598062                           O            06/01/31
    0


    4872156          E22/G01             F           77,250.00         ZZ
                                         360         77,188.33          1
                                      10.500            706.64        103
                                      10.250            706.64
    MISSOURI CITY    TX   77489          1            05/29/01         23
    0412629610                           03           07/01/01          0
    0412629610                           O            06/01/31
    0


    4872164          E22/G01             F          176,550.00         ZZ
                                         360        176,371.00          1
                                       9.375          1,468.45        106
                                       9.125          1,468.45
    LAKELAND         FL   33811          5            05/22/01         23
    0412638447                           05           07/01/01          0
    0412638447                           O            06/01/31
    0


    4872167          E22/G01             F          120,000.00         ZZ
                                         360        119,884.56          1
                                       9.625          1,019.99        100
                                       9.375          1,019.99
    MANCHESTER       NH   03103          1            05/29/01         23
    0412644411                           05           07/01/01          0
    0412644411                           O            06/01/31
    0


    4872169          E22/G01             F          104,100.00         T
                                         360        103,999.86          1
                                       9.625            884.84        100
                                       9.375            884.84
    ROCKPORT         TX   78382          1            05/22/01         23
    0412648685                           05           07/01/01          0
    0412648685                           O            06/01/31
    0


    4872172          E22/G01             F          160,000.00         ZZ
                                         360        159,833.46          1
                                       9.250          1,316.28        102
                                       9.000          1,316.28
    UNION            MO   63084          1            05/29/01         23
    0412652158                           05           07/01/01          0
    0412652158                           O            06/01/31
    0
1




    4872178          E22/G01             F          289,000.00         ZZ
                                         360        288,657.53          1
                                       8.625          2,247.81        100
                                       8.125          2,247.81
    ORANGE           CA   92867          1            05/21/01         23
    0412660086                           05           07/01/01          0
    0412660086                           O            06/01/31
    0


    4872189          E22/G01             F          222,900.00         ZZ
                                         360        222,685.57          1
                                       9.625          1,894.63        100
                                       9.375          1,894.63
    CLACKAMAS        OR   97015          1            05/24/01         23
    0412667990                           05           07/01/01          0
    0412667990                           O            06/01/31
    0


    4872208          E22/G01             F          213,210.00         ZZ
                                         360        212,999.41          1
                                       9.500          1,792.79        103
                                       9.000          1,792.79
    TAMPA            FL   33621          1            05/29/01         23
    0412683641                           09           07/01/01          0
    0412683641                           O            06/01/31
    0


    4872211          E22/G01             F          223,500.00         ZZ
                                         360        223,235.15          1
                                       8.625          1,738.36        105
                                       8.125          1,738.36
    SARASOTA         FL   34241          1            05/29/01         23
    0412685331                           03           07/01/01          0
    0412685331                           O            06/01/31
    0


    4872214          E22/G01             F          118,600.00         ZZ
                                         360        118,442.33          1
                                       9.125            964.97        106
                                       8.875            964.97
    ARMADA           MI   48005          1            05/29/01         23
    0412690216                           05           07/01/01          0
    0412690216                           O            06/01/31
    0


    4874192          147/G01             F          135,890.00         ZZ
                                         360        135,755.79          1
1


                                       9.500          1,142.64        107
                                       9.250          1,142.64
    TERRYTOWN        LA   70056          1            05/25/01         23
    0432898583                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4874525          642/G01             F           96,300.00         ZZ
                                         360         96,255.07          1
                                       9.750            827.37        100
                                       9.500            827.37
    BELLEVILLE       IL   62226          5            06/01/01         23
    0432871291                           05           08/01/01          0
    05012701                             O            07/01/31
    0


    4874878          B57/G01             F          132,000.00         ZZ
                                         360        131,924.06          1
                                       8.750          1,038.44        100
                                       8.500          1,038.44
    SIMI VALLEY      CA   93065          1            06/05/01         23
    0432909570                           01           08/01/01          0
    2140201                              O            07/01/31
    0


    4875231          642/G01             F          118,750.00         ZZ
                                         360        118,694.59          1
                                       9.750          1,020.25         95
                                       9.500          1,020.25
    EAST POINT       GA   30344          1            06/14/01         23
    0432932044                           05           08/01/01          0
    05094401                             O            07/01/31
    0


    4875461          Q64/G01             F          265,000.00         ZZ
                                         360        264,738.26          1
                                       9.500          2,228.27        100
                                       9.250          2,228.27
    LARGO            FL   33774          1            05/15/01         23
    0432934511                           05           07/01/01          0
    0101193837                           O            06/01/31
    0


    4875649          U59/G01             F           82,650.00         ZZ
                                         360         82,610.40          1
                                       9.625            702.52         95
                                       9.375            702.52
    ROCKY MOUNT      NC   27801          1            06/29/01         23
    0433009073                           05           08/01/01          0
1


    8000856753                           N            07/01/31
    0


    4876905          642/G01             F           94,900.00         ZZ
                                         360         94,811.08          1
                                       9.750            815.34        100
                                       9.500            815.34
    ATLANTA          GA   30315          1            05/21/01         23
    0432846632                           05           07/01/01          0
    04156201                             O            06/01/31
    0


    4877130          147/G01             F          190,550.00         ZZ
                                         360        190,465.52          1
                                       9.990          1,670.81        103
                                       9.740          1,670.81
    PLANTATION       FL   33317          5            06/05/01         23
    0432960029                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4878065          808/G01             F          151,400.00         ZZ
                                         360        151,312.89          1
                                       8.750          1,191.07        103
                                       8.500          1,191.07
    FRESNO           CA   93710          1            06/07/01         23
    0432918225                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4879274          642/G01             F           84,460.00         ZZ
                                         360         84,396.12          1
                                      10.750            788.42        103
                                      10.500            788.42
    ORIENT           OH   43146          5            05/21/01         23
    0432847705                           05           07/01/01          0
    05041301                             O            06/01/31
    0


    4880746          E86/G01             F          322,000.00         ZZ
                                         360        321,637.32          1
                                       8.875          2,561.98        107
                                       8.625          2,561.98
    LONG BEACH       CA   90808          1            05/16/01         23
    0432940765                           05           07/01/01          0
    316691                               O            06/01/31
    0


1


    4881210          E22/G01             F           74,900.00         ZZ
                                         360         74,786.70          1
                                       9.750            643.51        107
                                       9.500            643.51
    DETROIT          MI   48219          1            04/27/01         23
    0412560542                           05           06/01/01          0
    0412560542                           O            05/01/31
    0


    4881225          E22/G01             F           93,000.00         ZZ
                                         360         92,905.70          1
                                       9.375            773.53        100
                                       9.125            773.53
    BOYNTON BEACH    FL   33435          1            05/30/01         23
    0412608903                           05           07/01/01          0
    0412608903                           O            06/01/31
    0


    4881238          E22/G01             F          278,146.00         ZZ
                                         360        277,841.00          2
                                       9.000          2,238.03        107
                                       8.500          2,238.03
    DES MOINES       WA   98198          1            05/15/01         23
    0412627614                           05           07/01/01          0
    0412627614                           O            06/01/31
    0


    4881239          E22/G01             F          198,000.00         ZZ
                                         360        197,809.52          1
                                       9.625          1,682.98        100
                                       9.375          1,682.98
    SOUTH LAKE TAHO  CA   96150          1            05/11/01         23
    0412627739                           05           07/01/01          0
    0412627739                           O            06/01/31
    0


    4881243          E22/G01             F          150,763.00         ZZ
                                         360        150,579.68          1
                                       8.500          1,159.24        107
                                       8.000          1,159.24
    AURORA           CO   80011          1            05/30/01         23
    0412630865                           09           07/01/01          0
    0412630865                           O            06/01/31
    0


    4881247          E22/G01             F          115,500.00         ZZ
                                         360        115,385.93          1
                                       9.500            971.19        100
                                       9.000            971.19
1


    EAST WENATCHEE   WA   98802          1            05/25/01         23
    0412633778                           05           07/01/01          0
    0412633778                           O            06/01/31
    0


    4881255          E22/G01             F           74,000.00         ZZ
                                         360         73,922.98          1
                                       9.250            608.78        100
                                       9.000            608.78
    BYRON CENTER     MI   49315          1            05/30/01         23
    0412640112                           01           07/01/01          0
    0412640112                           O            06/01/31
    0


    4881259          E22/G01             F          137,950.00         ZZ
                                         360        137,794.76          1
                                       8.875          1,097.59        105
                                       8.625          1,097.59
    CARSON CITY      NV   89701          1            05/18/01         23
    0412651762                           05           07/01/01          0
    0412651762                           O            06/01/31
    0


    4881262          E22/G01             F          186,550.00         ZZ
                                         360        186,355.83          1
                                       9.250          1,534.70        105
                                       9.000          1,534.70
    MCHENRY          IL   60050          2            05/23/01         23
    0412653735                           05           07/01/01          0
    0412653735                           O            06/01/31
    0


    4881264          E22/G01             F           54,800.00         ZZ
                                         360         54,739.92          2
                                       9.000            440.93         95
                                       8.500            440.93
    LAKELAND         FL   33815          1            05/30/01         23
    0412655052                           05           07/01/01          0
    0412655052                           N            06/01/31
    0


    4881266          E22/G01             F           75,050.00         ZZ
                                         360         74,977.80          2
                                       9.625            637.92         95
                                       9.375            637.92
    NEW ORLEANS      LA   70118          1            05/30/01         23
    0412658585                           05           07/01/01          0
    0412658585                           N            06/01/31
    0
1




    4881268          E22/G01             F           55,100.00         ZZ
                                         360         55,047.01          1
                                       9.625            468.34         95
                                       9.375            468.34
    DALLAS           TX   75217          1            05/30/01         23
    0412661100                           05           07/01/01          0
    0412661100                           N            06/01/31
    0


    4881273          E22/G01             F          145,350.00         ZZ
                                         360        145,206.45          2
                                       9.500          1,222.18         95
                                       9.000          1,222.18
    MEMPHIS          TN   38125          1            05/30/01         23
    0412665721                           05           07/01/01          0
    0412665721                           N            06/01/31
    0


    4881274          E22/G01             F          134,000.00         ZZ
                                         360        133,860.52          1
                                       9.250          1,102.39        107
                                       9.000          1,102.39
    UNION            NJ   07088          1            05/30/01         23
    0412667107                           05           07/01/01          0
    0412667107                           O            06/01/31
    0


    4881276          E22/G01             F          333,100.00         ZZ
                                         360        332,762.25          1
                                       9.375          2,770.56        106
                                       8.875          2,770.56
    SAN JOSE         CA   95119          1            05/24/01         23
    0412669327                           01           07/01/01          0
    0412669327                           O            06/01/31
    0


    4881283          E22/G01             F          128,750.00         ZZ
                                         360        128,673.88          1
                                      11.875          1,311.96        103
                                      11.375          1,311.96
    BIG SPRING       TX   79720          1            05/23/01         23
    0412675613                           05           07/01/01          0
    0412675613                           O            06/01/31
    0


    4881284          E22/G01             F          146,640.00         ZZ
                                         360        146,333.12          2
1


                                       8.750          1,153.62        104
                                       8.250          1,153.62
    GRESHAM          OR   97030          1            05/23/01         23
    0412676363                           05           07/01/01          0
    0412676363                           O            06/01/31
    0


    4881292          E22/G01             F          149,200.00         ZZ
                                         360        149,104.19          1
                                      11.500          1,477.51        103
                                      11.000          1,477.51
    DENVER           CO   80233          1            05/29/01         23
    0412684110                           05           07/01/01          0
    0412684110                           O            06/01/31
    0


    4881297          E22/G01             F          148,450.00         ZZ
                                         360        148,318.12          1
                                      10.000          1,302.75        100
                                       9.750          1,302.75
    BEDFORD          TX   76021          1            05/30/01         23
    0412687964                           05           07/01/01          0
    0412687964                           O            06/01/31
    0


    4881299          E22/G01             F          128,750.00         ZZ
                                         360        128,619.45          1
                                       9.375          1,070.88        103
                                       9.125          1,070.88
    ROYAL OAK        MI   48073          1            05/30/01         23
    0412689093                           05           07/01/01          0
    0412689093                           O            06/01/31
    0


    4881302          E22/G01             F          138,535.00         ZZ
                                         360        138,411.93          1
                                      10.000          1,215.74        103
                                       9.750          1,215.74
    HOUSTON          TX   77008          1            05/30/01         23
    0412696163                           05           07/01/01          0
    0412696163                           O            06/01/31
    0


    4882727          147/G01             F          212,000.00         ZZ
                                         360        211,883.95          1
                                       8.990          1,704.28        104
                                       8.740          1,704.28
    RANCHO CORDOVA   CA   95670          1            06/25/01         23
    0433012705                           05           08/01/01          0
1


    10423986                             O            07/01/31
    0


    4882784          M43/G01             F          348,950.00         ZZ
                                         360        348,631.61          1
                                       9.875          3,030.11        100
                                       9.625          3,030.11
    STERLING         VA   20165          5            05/24/01         23
    0432890952                           03           07/01/01          0
    M4TQ1501742                          O            06/01/31
    0


    4883077          E87/G01             F          249,000.00         ZZ
                                         360        248,877.52          1
                                       9.500          2,093.73        100
                                       9.250          2,093.73
    OXNARD           CA   93035          1            06/05/01         23
    0432888121                           05           08/01/01          0
    70003540                             O            07/01/31
    0


    4883222          G75/G01             F          128,400.00         ZZ
                                         360        128,322.21          1
                                       8.500            987.29        107
                                       8.250            987.29
    JACKSONVILLE     FL   32246          1            06/08/01         23
    0432919702                           03           08/01/01          0
    04327929                             O            07/01/31
    0


    4883305          W53/G01             F           83,000.00         ZZ
                                         360         82,873.25          1
                                       9.375            690.36        107
                                       9.125            690.36
    TOWN OF IRONDEQ  NY   14622          2            04/25/01         23
    0432879757                           05           06/01/01          0
    5200418000                           O            05/01/31
    0


    4883474          P23/G01             F           84,900.00         ZZ
                                         360         84,826.56          1
                                      10.125            752.91        100
                                       9.875            752.91
    KENTON           OH   43326          5            05/25/01         23
    0432917367                           05           07/01/01          0
    010001201                            O            06/01/31
    0


1


    4884155          U05/G01             F          160,000.00         ZZ
                                         360        159,919.20          1
                                       9.375          1,330.80        100
                                       9.125          1,330.80
    WYOMING          MN   55092          1            06/20/01         23
    0433034535                           05           08/01/01          0
    3139807                              O            07/01/31
    0


    4884243          U59/G01             F           71,280.00         ZZ
                                         360         71,219.94          1
                                      10.250            638.75         99
                                      10.000            638.75
    NORTH TONAWANDA  NY   14120          5            06/08/01         23
    0432904746                           05           07/13/01          0
    800851083                            O            06/13/31
    0


    4885188          R74/G01             F           62,050.00         ZZ
                                         360         62,018.83          1
                                       9.400            517.23        107
                                       9.150            517.23
    ERIE             PA   16511          2            06/13/01         23
    0432913796                           05           08/01/01          0
    1010017198                           O            07/01/31
    0


    4885376          E86/G01             F          282,200.00         ZZ
                                         360        279,512.97          1
                                      10.000          2,476.51        103
                                       9.750          2,476.51
    WAUCONDA         IL   60084          1            06/14/01         23
    0432908382                           05           08/01/01          0
    316691                               O            07/01/31
    0


    4885918          E22/G01             F          112,550.00         ZZ
                                         360        112,441.73          1
                                       9.625            956.66         95
                                       9.375            956.66
    HENDERSON        NV   89014          1            05/03/01         23
    0412547440                           09           07/01/01          0
    0412547440                           N            06/01/31
    0


    4885943          E22/G01             F           82,915.00         ZZ
                                         360         82,843.27          1
                                      10.125            735.31        103
                                       9.875            735.31
1


    GRANTS PASS      OR   97526          1            05/22/01         23
    0412627267                           05           07/01/01          0
    0412627267                           O            06/01/31
    0


    4885966          E22/G01             F           58,650.00         ZZ
                                         360         58,580.43          1
                                       9.500            493.16        107
                                       9.250            493.16
    FORT PAYNE       AL   35967          1            05/31/01         23
    0412642340                           05           07/01/01          0
    0412642340                           O            06/01/31
    0


    4885978          E22/G01             F          183,300.00         ZZ
                                         360        182,933.80          1
                                      10.000          1,608.59        103
                                       9.750          1,608.59
    MERRIMACK        NH   03054          1            05/31/01         23
    0412646929                           05           07/01/01          0
    0412646929                           O            06/01/31
    0


    4885982          E22/G01             F          135,960.00         ZZ
                                         360        135,848.52          1
                                      10.375          1,230.99        103
                                      10.125          1,230.99
    SANFORD          FL   32771          1            05/31/01         23
    0412648727                           05           07/01/01          0
    0412648727                           O            06/01/31
    0


    4885993          E22/G01             F           80,000.00         ZZ
                                         360         79,936.14          1
                                      10.500            731.79        103
                                      10.000            731.79
    CONROE           TX   77304          1            05/31/01         23
    0412653263                           05           07/01/01          0
    0412653263                           O            06/01/31
    0


    4885994          E22/G01             F          121,025.00         ZZ
                                         360        120,923.06          2
                                      10.250          1,084.51        103
                                      10.000          1,084.51
    SAINT ALBANS     VT   05468          1            05/31/01         23
    0412653354                           05           07/01/01          0
    0412653354                           O            06/01/31
    0
1




    4885997          E22/G01             F          256,000.00         ZZ
                                         360        255,747.16          1
                                       9.500          2,152.59        100
                                       9.000          2,152.59
    FREMONT          CA   94536          1            05/29/01         23
    0412654741                           09           07/01/01          0
    0412654741                           O            06/01/31
    0


    4886002          E22/G01             F           77,100.00         ZZ
                                         360         77,023.85          1
                                       9.500            648.30        100
                                       9.250            648.30
    POMPANO BEACH    FL   33064          1            05/31/01         23
    0412657843                           05           07/01/01          0
    0412657843                           O            06/01/31
    0


    4886008          E22/G01             F          194,000.00         ZZ
                                         360        193,803.31          1
                                       9.375          1,613.59        107
                                       8.875          1,613.59
    MEMPHIS          TN   38125          2            05/25/01         23
    0412660771                           05           07/01/01          0
    0412660771                           O            06/01/31
    0


    4886010          E22/G01             F          150,800.00         ZZ
                                         360        150,625.85          2
                                       8.750          1,186.34        107
                                       8.250          1,186.34
    WALLINGFORD      PA   19086          1            05/31/01         23
    0412664088                           05           07/01/01          0
    0412661969                           O            06/01/31
    0


    4886023          E22/G01             F          249,900.00         ZZ
                                         360        249,633.01          1
                                       9.125          2,033.27        100
                                       8.625          2,033.27
    SIMI VALLEY      CA   93065          1            05/29/01         23
    0412667404                           05           07/01/01          0
    0412667404                           O            06/01/31
    0


    4886031          E22/G01             F          191,400.00         ZZ
                                         360        191,229.95          1
1


                                      10.000          1,679.67        103
                                       9.750          1,679.67
    CARSON CITY      NV   89701          1            05/23/01         23
    0412670630                           05           07/01/01          0
    0412670630                           O            06/01/31
    0


    4886035          E22/G01             F           89,880.00         ZZ
                                         360         89,791.23          1
                                       9.500            755.76        107
                                       9.250            755.76
    OVERLAND PARK    KS   66212          1            05/31/01         23
    0412671703                           07           07/01/01          0
    0412671703                           O            06/01/31
    0


    4886042          E22/G01             F          110,000.00         ZZ
                                         360        109,894.18          1
                                       9.625            934.99        100
                                       9.375            934.99
    CLINTON TOWNSHI  MI   48036          1            05/31/01         23
    0412673469                           01           07/01/01          0
    0412673469                           O            06/01/31
    0


    4886053          E22/G01             F          131,750.00         ZZ
                                         360        131,619.87          1
                                       9.500          1,107.83        106
                                       9.250          1,107.83
    LINDEN           MI   48451          1            05/31/01         23
    0412678278                           05           07/01/01          0
    0412678278                           O            06/01/31
    0


    4886054          E22/G01             F          223,450.00         ZZ
                                         360        223,223.44          1
                                       9.375          1,858.54        100
                                       8.875          1,858.54
    FILLMORE         CA   93015          1            05/25/01         23
    0412680092                           05           07/01/01          0
    0412680092                           O            06/01/31
    0


    4886066          E22/G01             F          145,550.00         ZZ
                                         360        145,420.68          1
                                      10.000          1,277.31        100
                                       9.750          1,277.31
    LAKE CHARLES     LA   70611          1            05/31/01         23
    0412688145                           05           07/01/01          0
1


    0412688145                           O            06/01/31
    0


    4886072          E22/G01             F          176,800.00         ZZ
                                         360        176,683.31          1
                                      11.375          1,733.99        102
                                      10.875          1,733.99
    NEW BALTIMORE    MI   48047          1            05/31/01         23
    0412693517                           05           07/01/01          0
    0412693517                           O            06/01/31
    0


    4886073          E22/G01             F           45,990.00         ZZ
                                         360         45,953.28          1
                                      10.500            420.69        100
                                      10.250            420.69
    EIGHT MILE       AL   36613          1            05/31/01         23
    0412695033                           05           07/01/01          0
    0412695033                           O            06/01/31
    0


    4886076          E22/G01             F           74,650.00         ZZ
                                         360         74,590.42          1
                                      10.500            682.85        103
                                      10.250            682.85
    BONNER SPRINGS   KS   66012          1            05/30/01         23
    0412700452                           05           07/01/01          0
    0412700452                           O            06/01/31
    0


    4886077          E22/G01             F           37,450.00         ZZ
                                         360         37,413.98          1
                                       9.625            318.32        107
                                       9.125            318.32
    CONROE           TX   77304          1            05/31/01         23
    0412700817                           09           07/01/01          0
    0412700817                           O            06/01/31
    0


    4888118          U35/G01             F          115,000.00         ZZ
                                         360        114,966.17          1
                                      11.875          1,171.85        100
                                      11.625          1,171.85
    SCHOFIELD        WI   54476          5            06/05/01         23
    0432880714                           05           08/01/01          0
    1                                    O            07/01/31
    0


1


    4888449          147/G01             F           89,300.00         ZZ
                                         360         89,259.42          1
                                       9.875            775.44         95
                                       9.625            775.44
    PLANO            TX   75074          1            06/06/01         23
    0432907012                           05           08/01/01          0
    1104231418                           N            07/01/31
    0


    4888866          624/G01             F          257,500.00         ZZ
                                         360        257,362.97          1
                                       9.125          2,095.10        103
                                       8.875          2,095.10
    CORONA           CA   92883          1            06/08/01         23
    0432915510                           03           08/01/01          0
    32100211083F                         O            07/01/31
    0


    4889296          685/G01             F          184,000.00         ZZ
                                         360        183,894.14          1
                                       8.750          1,447.53        107
                                       8.500          1,447.53
    VANCOUVER        WA   98686          5            06/06/01         23
    0432907087                           05           08/01/01          0
    125320                               O            07/01/31
    0


    4890039          624/G01             F          180,147.00         ZZ
                                         360        180,037.87          1
                                       8.500          1,385.17         84
                                       8.250          1,385.17
    LAKE FOREST      CA   92630          1            06/13/01         23
    0432989242                           01           08/01/01          0
    32100211153F                         O            07/01/31
    0


    4891011          K15/G01             F          147,200.00         ZZ
                                         360        147,115.34          1
                                      12.000          1,514.12        103
                                      11.750          1,514.12
    SPRINGFIELD      TN   37172          5            05/25/01         23
    0432873487                           05           07/01/01          0
    002905302142                         O            06/01/31
    0


    4892286          G75/G01             F           96,300.00         ZZ
                                         360         96,209.77          1
                                       9.750            827.37        103
                                       9.500            827.37
1


    RALEIGH          NC   27609          1            05/24/01         23
    0432867281                           01           07/01/01          0
    04355233                             O            06/01/31
    0


    4892378          Q64/G01             F           55,640.00         ZZ
                                         360         55,405.01          1
                                       9.875            483.15        107
                                       9.625            483.15
    COUNCIL BLUFFS   IA   51503          2            10/16/00         23
    0432944270                           05           12/01/00          0
    8991028550                           O            11/01/30
    0


    4892949          B57/G01             F          250,000.00         ZZ
                                         360        249,856.17          1
                                       8.750          1,966.75        100
                                       8.500          1,966.75
    SCOTTSDALE       AZ   85258          1            06/06/01         23
    0432906907                           05           08/01/01          0
    21A0411                              O            07/01/31
    0


    4893069          964/G01             F          168,000.00         ZZ
                                         360        167,905.82          1
                                       8.875          1,336.68         99
                                       8.625          1,336.68
    LAS VEGAS        NV   89128          2            06/11/01         23
    0432925642                           05           08/01/01          0
    420124045                            O            07/01/31
    0


    4893171          948/G01             F          105,000.00         ZZ
                                         360        104,946.97          1
                                       9.375            873.34        100
                                       9.125            873.34
    REDFORD          MI   48240          1            06/19/01         23
    0432986131                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4894168          624/G01             F           91,900.00         ZZ
                                         360         91,848.48          1
                                       8.875            731.20        100
                                       8.625            731.20
    FRESNO           CA   93722          1            06/08/01         23
    0432912202                           05           08/01/01          0
    33500110573F                         O            07/01/31
    0
1




    4894238          E22/G01             F          164,800.00         ZZ
                                         360        164,653.58          1
                                      10.000          1,446.24        103
                                       9.750          1,446.24
    BEAVERTON        OR   97006          2            05/21/01         23
    0412574972                           05           07/01/01          0
    0412574972                           O            06/01/31
    0


    4894260          E22/G01             F           55,600.00         ZZ
                                         360         55,550.60          1
                                      10.000            487.93        103
                                       9.750            487.93
    ATWATER          MN   56209          1            06/01/01         23
    0412655912                           05           07/01/01          0
    0412655912                           O            06/01/31
    0


    4894272          E22/G01             F          147,131.00         ZZ
                                         360        146,985.68          1
                                       9.500          1,237.16         95
                                       9.250          1,237.16
    ROCKWALL         TX   75087          1            05/31/01         23
    0412660540                           03           07/01/01          0
    0412660540                           N            06/01/31
    0


    4894280          E22/G01             F          110,745.00         ZZ
                                         360        110,599.63          1
                                       8.125            822.28        107
                                       7.625            822.28
    HOLLYWOOD        FL   33021          1            06/01/01         23
    0412670465                           01           07/01/01          0
    0412670465                           O            06/01/31
    0


    4894283          E22/G01             F          192,600.00         ZZ
                                         360        192,335.64          1
                                       9.250          1,584.47        107
                                       9.000          1,584.47
    LARAMIE          WY   82072          1            06/01/01         23
    0412677841                           05           07/01/01          0
    0412677841                           O            06/01/31
    0


    4894296          E22/G01             F          245,000.00         ZZ
                                         360        244,879.49          1
1


                                       9.500          2,060.09        100
                                       9.250          2,060.09
    CITRUS HEIGHTS   CA   95621          1            05/30/01         23
    0412689408                           05           08/01/01          0
    0412689408                           O            07/01/31
    0


    4894303          E22/G01             F           71,250.00         ZZ
                                         360         71,142.14          1
                                       9.625            605.62         95
                                       9.125            605.62
    AMARILLO         TX   79109          1            06/01/01         23
    0412692048                           05           07/01/01          0
    0412692048                           N            06/01/31
    0


    4894304          E22/G01             F          160,498.00         ZZ
                                         360        160,317.39          1
                                       8.875          1,276.99        107
                                       8.625          1,276.99
    FRISCO           TX   75035          1            05/31/01         23
    0412692139                           05           07/01/01          0
    0412692139                           O            06/01/31
    0


    4894305          E22/G01             F          123,000.00         ZZ
                                         360        122,878.52          1
                                       9.500          1,034.25        103
                                       9.250          1,034.25
    SALISBURY        MA   01952          1            06/01/01         23
    0412695124                           05           07/01/01          0
    0412695124                           O            06/01/31
    0


    4894308          E22/G01             F          131,800.00         ZZ
                                         360        131,719.89          1
                                      11.750          1,330.40        103
                                      11.250          1,330.40
    WALLED LAKE      MI   48390          1            06/01/01         23
    0412698078                           05           07/01/01          0
    0412698078                           O            06/01/31
    0


    4894309          E22/G01             F          151,940.00         ZZ
                                         360        151,867.22          1
                                       9.625          1,291.47        107
                                       9.375          1,291.47
    HILLSBORO        OR   97123          1            05/30/01         23
    0412698615                           05           08/01/01          0
1


    0412698615                           O            07/01/31
    0


    4895646          U59/G01             F          109,180.00         ZZ
                                         360        109,077.70          1
                                       9.750            938.03        103
                                       9.500            938.03
    PEORIA           AZ   85345          1            06/14/01         23
    0432906683                           05           07/14/01          0
    36019800860027                       O            06/14/31
    0


    4895802          642/G01             F          123,050.00         ZZ
                                         360        122,907.90          1
                                       8.750            968.03        107
                                       8.500            968.03
    LANCASTSER       PA   17603          2            05/25/01         23
    0432891844                           05           07/01/01          0
    05001201                             O            06/01/31
    0


    4895973          737/G01             F          130,800.00         ZZ
                                         360        130,733.95          1
                                       9.375          1,087.93        103
                                       9.125          1,087.93
    PHOENIX          AZ   85051          1            06/08/01         23
    0432904886                           05           08/01/01          0
    2026660                              O            07/01/31
    0


    4896234          K15/G01             F          120,900.00         ZZ
                                         360        120,767.41          1
                                       9.000            972.79        107
                                       8.750            972.79
    FORT WAYNE       IN   46802          1            05/24/01         23
    0432966067                           05           07/01/01          0
    1                                    O            06/01/31
    0


    4896264          940/G01             F          267,697.00         ZZ
                                         360        267,568.75          1
                                       9.625          2,275.40        103
                                       9.375          2,275.40
    APPLE VALLEY     CA   92308          1            06/06/01         23
    0432965069                           05           08/01/01          0
    65010046                             O            07/01/31
    0


1


    4896440          A11/G01             F           85,600.00         ZZ
                                         360         85,470.14          1
                                       9.406            713.91        107
                                       9.156            713.91
    ST PETERSBURG    FL   33713          1            05/15/01         23
    0432899748                           05           06/15/01          0
    4621474662                           O            05/15/31
    0


    4896452          U59/G01             F           65,000.00         ZZ
                                         360         64,937.45          1
                                       9.625            552.50        100
                                       9.375            552.50
    SCOTIA           NY   12302          1            06/15/01         23
    0432903151                           05           07/15/01          0
    800807022                            O            06/15/31
    0


    4896454          E45/G01             F          127,900.00         ZZ
                                         360        127,766.88          1
                                       9.250          1,052.20        100
                                       9.000          1,052.20
    LAWRENCEVILLE    GA   30045          1            05/23/01         23
    0432864007                           05           07/01/01          0
    136758                               O            06/01/31
    0


    4897437          E87/G01             F           96,193.00         ZZ
                                         360         96,144.43          1
                                       9.375            800.08        107
                                       9.125            800.08
    CINCINNATI       OH   45216          1            06/15/01         23
    0433009222                           05           08/01/01          0
    01060035                             O            07/01/31
    0


    4898068          U05/G01             F          121,000.00         ZZ
                                         360        120,880.51          1
                                       9.500          1,017.43        100
                                       9.250          1,017.43
    CITRUS HEIGHTS   CA   95610          1            05/18/01         23
    0432905495                           05           07/01/01          0
    3129385                              O            06/01/31
    0


    4899408          588/G01             F           79,500.00         ZZ
                                         360         79,405.73          1
                                       8.625            618.34        105
                                       8.375            618.34
1


    EAST WINDSOR TO  NJ   08512          1            05/15/01         23
    0432899284                           01           07/01/01          0
    1041313                              O            06/01/31
    0


    4899654          253/G01             F           66,000.00         ZZ
                                         360         65,934.80          2
                                       9.500            554.97         95
                                       9.250            554.97
    URBANA           OH   43078          1            05/22/01         19
    0432901684                           05           07/01/01         30
    967516                               N            06/01/31
    0


    4899744          964/G01             F          178,000.00         ZZ
                                         360        177,907.72          1
                                       9.250          1,464.36        100
                                       9.000          1,464.36
    WHITTIER         CA   90602          1            06/06/01         23
    0432924934                           05           08/01/01          0
    125431                               O            07/01/31
    0


    4900092          M43/G01             F          395,000.00         ZZ
                                         360        394,519.72          1
                                       8.500          3,037.21        104
                                       8.250          3,037.21
    FAIRFAX          VA   22033          1            05/14/01         23
    0432850204                           03           07/01/01          0
    741828483                            O            06/01/31
    0


    4901415          147/G01             F           39,140.00         ZZ
                                         360         39,124.45          1
                                      10.500            358.03        103
                                      10.250            358.03
    JACKSON          MS   39209          1            06/26/01         23
    0432994622                           05           08/01/01          0
    WEEMS                                O            07/01/31
    0


    4902110          E22/G01             F           66,400.00         ZZ
                                         360         66,336.13          1
                                       9.625            564.39         95
                                       9.375            564.39
    ATLANTA          GA   30315          1            05/24/01         23
    0412599730                           05           07/01/01          0
    0412599730                           N            06/01/31
    0
1




    4902130          E22/G01             F           61,200.00         ZZ
                                         360         61,139.56          2
                                       9.500            514.60         95
                                       9.250            514.60
    INDIANAPOLIS     IN   46260          1            06/01/01         23
    0412637761                           05           07/01/01          0
    0412637761                           N            06/01/31
    0


    4902144          E22/G01             F          321,000.00         ZZ
                                         360        320,699.26          1
                                       9.750          2,757.89        107
                                       9.500          2,757.89
    DAVIE            FL   33328          2            05/30/01         23
    0412656118                           03           07/01/01          0
    0412656118                           O            06/01/31
    0


    4902146          E22/G01             F           77,040.00         ZZ
                                         360         76,967.83          1
                                       9.750            661.89        107
                                       9.500            661.89
    LOCH LOMOND      CA   95426          1            05/19/01         23
    0412656860                           05           07/01/01          0
    0412656860                           O            06/01/31
    0


    4902172          E22/G01             F          134,930.00         ZZ
                                         360        134,782.04          1
                                       9.000          1,085.68        103
                                       8.500          1,085.68
    PORTLAND         OR   97220          1            05/29/01         23
    0412681876                           05           07/01/01          0
    0412681876                           O            06/01/31
    0


    4902177          E22/G01             F          178,500.00         ZZ
                                         360        178,405.01          1
                                       9.125          1,452.33        100
                                       8.625          1,452.33
    ORANGEVALE       CA   95662          1            05/30/01         23
    0412685364                           05           08/01/01          0
    0412685364                           O            07/01/31
    0


    4902183          E22/G01             F           75,000.00         ZZ
                                         360         74,835.59          1
1


                                       8.875            596.73        100
                                       8.375            596.73
    HOUSTON          TX   77045          1            06/01/01         23
    0412694572                           05           07/01/01          0
    0412694572                           O            06/01/31
    0


    4902185          E22/G01             F          108,750.00         ZZ
                                         360        108,645.40          1
                                       9.625            924.36         95
                                       9.375            924.36
    JACKSON          NJ   08527          1            06/04/01         23
    0412697369                           01           07/01/01          0
    0412697369                           N            06/01/31
    0


    4902186          E22/G01             F           50,000.00         ZZ
                                         360         49,976.05          1
                                       9.625            424.99         95
                                       9.375            424.99
    MEMPHIS          TN   38127          1            06/04/01         23
    0412697401                           05           08/01/01          0
    0412697401                           N            07/01/31
    0


    4902189          E22/G01             F           37,905.00         ZZ
                                         360         37,886.84          1
                                       9.625            322.19         95
                                       9.375            322.19
    SAN ANTONIO      TX   78248          1            06/04/01         23
    0412704389                           07           08/01/01          0
    0412704389                           N            07/01/31
    0


    4902349          E82/G01             F          111,500.00         ZZ
                                         360        111,395.53          1
                                       9.750            957.96        100
                                       9.500            957.96
    DECATUR          GA   30032          9            06/01/01         23
    0400434908                           05           07/01/01          0
    0400434908                           O            06/01/31
    0


    4903490          E84/G01             F           92,500.00         ZZ
                                         360         92,403.73          1
                                       9.250            760.97        100
                                       9.000            760.97
    SALEM            OR   97302          1            05/23/01         23
    0432876951                           05           07/01/01          0
1


    60702778                             O            06/01/31
    0


    4903520          R49/G01             F          157,000.00         ZZ
                                         360        156,924.79          1
                                       9.625          1,334.48        100
                                       9.375          1,334.48
    LAS VEGAS        NV   89128          1            06/12/01         23
    0433032158                           05           08/01/01          0
    9709702                              O            07/01/31
    0


    4903737          696/G01             F          251,450.00         ZZ
                                         360        250,922.50          1
                                       9.250          2,068.62        107
                                       9.000          2,068.62
    UPPER MARLBORO   MD   20772          2            03/27/01         23
    0432845188                           05           05/01/01          0
    20201032                             O            04/01/31
    0


    4903892          808/G01             F          182,500.00         ZZ
                                         360        182,395.00          1
                                       8.750          1,435.73        102
                                       8.500          1,435.73
    TURLOCK          CA   95382          1            06/04/01         23
    0432894897                           05           08/01/01          0
    9421325                              O            07/01/31
    0


    4904248          F34/G01             F          140,080.00         ZZ
                                         360        140,044.16          1
                                      12.500          1,495.01        103
                                      12.250          1,495.01
    LOGANVILLE       GA   30052          1            06/08/01         23
    0432986032                           05           08/01/01          0
    30105036                             O            07/01/31
    0


    4904734          B57/G01             F          255,000.00         T
                                         360        254,874.57          1
                                       9.500          2,144.18        100
                                       9.250          2,144.18
    NORTHRIDGE AREA  CA   91325          1            06/07/01         23
    0432921781                           05           08/01/01          0
    2114458                              O            07/01/31
    0


1


    4905721          642/G01             F          122,250.00         ZZ
                                         360        122,191.44          1
                                       9.625          1,039.11        107
                                       9.375          1,039.11
    CHESTERVILLE     OH   43317          5            06/05/01         23
    0432898609                           05           08/01/01          0
    05096901                             O            07/01/31
    0


    4905784          642/G01             F           61,000.00         ZZ
                                         360         60,970.00          1
                                       9.500            512.92        106
                                       9.250            512.92
    SAGINAW          MI   48602          5            06/07/01         23
    0432911311                           05           08/01/01          0
    04144801                             O            07/01/31
    0


    4906304          B57/G01             F          185,000.00         ZZ
                                         360        184,893.56          1
                                       8.750          1,455.40        100
                                       8.500          1,455.40
    MESA             AZ   85203          1            06/15/01         23
    0433006806                           05           08/01/01          0
    21A0414                              O            07/01/31
    0


    4906335          P23/G01             F           85,000.00         ZZ
                                         360         84,911.54          1
                                       9.250            699.27        100
                                       9.000            699.27
    INDIANAPOLIS     IN   46229          1            05/29/01         23
    0432917235                           05           07/01/01          0
    WTL010001632                         O            06/01/31
    0


    4906369          E47/G01             F          108,150.00         ZZ
                                         360        108,103.42          1
                                      10.125            959.10        103
                                       9.875            959.10
    BOONE            IA   50036          5            06/13/01         23
    0432970648                           05           08/01/01          0
    4322447426                           O            07/01/31
    0


    4906428          642/G01             F          216,347.00         ZZ
                                         360        216,083.83          1
                                       8.500          1,663.52        106
                                       8.250          1,663.52
1


    YUCAIPA          CA   92399          1            05/22/01         23
    0432866150                           05           07/01/01          0
    04118101                             O            06/01/31
    0


    4906537          K15/G01             F           89,000.00         ZZ
                                         360         88,961.67          1
                                      10.125            789.27         99
                                       9.875            789.27
    GREENVILLE       SC   29617          2            06/07/01         23
    0432908945                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4907010          P23/G01             F          133,650.00         ZZ
                                         360        133,499.59          1
                                       8.875          1,063.38         99
                                       8.625          1,063.38
    CHICAGO          IL   60628          1            05/29/01         23
    0432876910                           05           07/01/01          0
    AFS010001430                         O            06/01/31
    0


    4907462          642/G01             F          153,600.00         ZZ
                                         360        153,502.05          1
                                       8.250          1,153.95        103
                                       8.000          1,153.95
    EL CAJON         CA   92019          1            06/08/01         23
    0432897718                           05           08/01/01          0
    06124501                             O            07/01/31
    0


    4908163          N67/G01             F          177,500.00         ZZ
                                         360        177,300.24          1
                                       8.875          1,412.27        103
                                       8.625          1,412.27
    RENO             NV   89511          1            05/21/01         23
    0432879658                           03           07/01/01          0
    1380002678                           O            06/01/31
    0


    4909103          E47/G01             F          118,750.00         ZZ
                                         360        118,686.80          1
                                       9.125            966.19         95
                                       8.875            966.19
    ELGIN            IL   60123          1            06/08/01         23
    0432998144                           05           08/01/01          0
    7360511936                           O            07/01/31
    0
1




    4909760          E22/G01             F          190,450.00         ZZ
                                         360        190,241.17          1
                                       9.000          1,532.40        107
                                       8.750          1,532.40
    INDIANAPOLIS     IN   46220          1            06/05/01         23
    0412643959                           05           07/01/01          0
    0412643959                           O            06/01/31
    0


    4909773          E22/G01             F           69,550.00         ZZ
                                         360         69,376.84          1
                                       9.250            572.17        106
                                       9.000            572.17
    HUNTSVILLE       AL   35805          9            05/31/01         23
    0412663049                           05           07/01/01          0
    0412663049                           O            06/01/31
    0


    4909779          E22/G01             F          237,400.00         ZZ
                                         360        237,171.64          1
                                       9.625          2,017.87         95
                                       9.375          2,017.87
    OAK PARK         IL   60304          1            06/05/01         23
    0412669814                           05           07/01/01          0
    0412669814                           N            06/01/31
    0


    4909785          E22/G01             F          137,500.00         ZZ
                                         360        137,405.91          1
                                       8.500          1,057.26        106
                                       8.000          1,057.26
    STOCKTON         CA   95204          9            05/30/01         23
    0412676892                           05           08/01/01          0
    0412676892                           O            07/01/31
    0


    4909797          E22/G01             F          165,850.00         ZZ
                                         360        165,658.47          1
                                       8.750          1,304.74        107
                                       8.500          1,304.74
    STOCKTON         CA   95207          1            05/29/01         23
    0412686982                           05           07/01/01          0
    0412686982                           O            06/01/31
    0


    4909802          E22/G01             F          167,850.00         ZZ
                                         360        167,624.68          1
1


                                      10.125          1,488.53        100
                                       9.875          1,488.53
    AURORA           OR   97002          1            05/29/01         23
    0412692758                           05           07/01/01          0
    0412692758                           O            06/01/31
    0


    4909807          E22/G01             F          330,000.00         ZZ
                                         360        329,674.07          1
                                       9.500          2,774.82        105
                                       9.000          2,774.82
    OAKLAND          CA   94608          1            05/29/01         23
    0412697559                           05           07/01/01          0
    0412697559                           O            06/01/31
    0


    4909813          E22/G01             F           52,100.00         ZZ
                                         360         52,048.54          1
                                       9.500            438.09         95
                                       9.250            438.09
    INDIANAPOLIS     IN   46208          1            06/05/01         23
    0412701039                           05           07/01/01          0
    0412701039                           N            06/01/31
    0


    4910150          G52/G01             F          102,000.00         ZZ
                                         360        101,852.23          1
                                       9.625            866.99        100
                                       9.375            866.99
    TUCSON           AZ   85711          1            04/27/01         23
    0432925667                           05           06/01/01          0
    9700000109                           O            05/01/31
    0


    4911166          U05/G01             F          168,000.00         ZZ
                                         360        167,912.91          1
                                       9.250          1,382.09        100
                                       9.000          1,382.09
    HUNTSVILLE       TX   77340          1            06/20/01         23
    0433034261                           05           08/01/01          0
    3142037                              O            07/01/31
    0


    4912354          253/G01             F           64,600.00         ZZ
                                         360         64,568.22          1
                                       9.500            543.20         95
                                       9.250            543.20
    MIDDLETOWN       OH   45044          1            06/21/01         10
    0432996098                           05           08/01/01         30
1


    970871                               N            07/01/31
    0


    4912699          940/G01             F          230,542.00         ZZ
                                         360        230,409.37          1
                                       8.750          1,813.67        105
                                       8.500          1,813.67
    SAN BERNARDINO   CA   92407          1            06/13/01         23
    0432916732                           05           08/01/01          0
    40010253                             O            07/01/31
    0


    4912899          940/G01             F           78,000.00         ZZ
                                         360         77,952.75          1
                                       8.500            599.75        100
                                       8.250            599.75
    APPLE VALLEY     CA   92307          1            06/12/01         23
    0432906444                           05           08/01/01          0
    65010184                             O            07/01/31
    0


    4914946          Q78/G01             F           66,340.00         ZZ
                                         360         66,275.06          1
                                       9.625            563.89        107
                                       9.375            563.89
    LINCOLN          NE   68507          1            05/30/01         23
    0432902724                           05           07/01/01          0
    687731                               O            06/01/31
    0


    4915867          B28/G01             F          102,485.00         ZZ
                                         360        102,485.00          1
                                       9.125            833.86        103
                                       8.875            833.86
    DENVER           CO   80231          1            07/18/01         23
    0433024692                           01           09/01/01          0
    0106050044                           O            08/01/31
    0


    4916778          N67/G01             F          121,600.00         ZZ
                                         360        121,479.90          1
                                       9.500          1,022.48         95
                                       9.250          1,022.48
    TAYLORSVILLE     UT   84123          1            05/16/01         23
    0432909554                           05           07/01/01          0
    1160003550                           N            06/01/31
    0


1


    4917412          K15/G01             F          102,900.00         ZZ
                                         360        102,874.39          1
                                      12.625          1,108.20        103
                                      12.375          1,108.20
    SANDUSKY         OH   44870          5            06/11/01         23
    0432906642                           05           08/01/01          0
    028705303303                         O            07/01/31
    0


    4917463          K15/G01             F          185,400.00         ZZ
                                         360        185,313.51          1
                                       9.750          1,592.87        103
                                       9.500          1,592.87
    NASHUA           NH   03062          5            06/11/01         23
    0432905230                           05           08/01/01          0
    033305305156                         O            07/01/31
    0


    4917660          642/G01             F           80,300.00         ZZ
                                         360         80,268.09          1
                                      10.500            734.54        103
                                      10.250            734.54
    CHICAGO          IL   60621          1            06/25/01         23
    0432985448                           05           08/01/01          0
    06118401                             O            07/01/31
    0


    4919650          664/G01             F          185,100.00         ZZ
                                         360        184,996.23          1
                                       8.875          1,472.74         99
                                       8.625          1,472.74
    LOS ANGELES      CA   90065          1            06/18/01         23
    0433012739                           05           08/01/01          0
    0008159931                           O            07/01/31
    0


    4920435          950/G01             F           83,995.00         ZZ
                                         360         83,949.12          1
                                       9.000            675.84        107
                                       8.750            675.84
    ELLENSBURG       WA   98926          1            06/19/01         23
    0433018926                           05           08/01/01          0
    E1105167                             O            07/01/31
    0


    4920702          588/G01             F           63,800.00         ZZ
                                         360         63,738.63          1
                                       9.625            542.29        107
                                       9.375            542.29
1


    WINSLOW TOWNSHI  NJ   08081          1            05/24/01         23
    0432900256                           05           07/01/01          0
    00010419454                          O            06/01/31
    0


    4921122          455/G01             F           80,340.00         ZZ
                                         360         80,310.56          1
                                      10.875            757.52        103
                                      10.625            757.52
    OLD HICKORY      TN   37138          1            06/12/01         23
    0432908390                           05           08/01/01          0
    42001115                             O            07/01/31
    0


    4921743          737/G01             F          190,000.00         ZZ
                                         360        189,908.98          1
                                       9.625          1,614.98        100
                                       9.375          1,614.98
    SANTA ANA        CA   92704          1            06/11/01         23
    0432956258                           05           08/01/01          0
    0001774249                           O            07/01/31
    0


    4921941          Q64/G01             F          133,000.00         ZZ
                                         360        132,861.57          1
                                       9.250          1,094.16        100
                                       9.000          1,094.16
    MARIETTA         GA   30062          1            05/25/01         23
    0432934768                           05           07/01/01          0
    0101979607                           O            06/01/31
    0


    4922520          Q64/G01             F          264,500.00         ZZ
                                         360        264,238.77          1
                                       9.500          2,224.06        100
                                       9.250          2,224.06
    HEATHROW         FL   32746          1            05/25/01         23
    0432903490                           03           07/01/01          0
    0101193951                           O            06/01/31
    0


    4922623          E22/G01             F          267,285.00         ZZ
                                         360        267,142.76          1
                                       9.125          2,174.72        103
                                       8.875          2,174.72
    SANTA ROSA       CA   95407          1            05/31/01         23
    0412481756                           03           08/01/01          0
    0412481756                           O            07/01/31
    0
1




    4922629          E22/G01             F           72,450.00         ZZ
                                         360         72,380.30          1
                                       9.625            615.82         95
                                       9.375            615.82
    DAVENPORT        IA   52804          1            06/06/01         23
    0412593113                           05           07/01/01          0
    0412593113                           N            06/01/31
    0


    4922645          E22/G01             F          277,000.00         ZZ
                                         360        276,726.42          1
                                       9.500          2,329.17        100
                                       9.000          2,329.17
    HAYWARD          CA   94541          1            05/22/01         23
    0412636532                           05           07/01/01          0
    0412636532                           O            06/01/31
    0


    4922662          E22/G01             F          111,150.00         ZZ
                                         360        111,096.76          1
                                       9.625            944.76         95
                                       9.375            944.76
    SACRAMENTO       CA   95833          1            05/31/01         23
    0412661639                           05           08/01/01          0
    0412661639                           O            07/01/31
    0


    4922691          E22/G01             F          127,325.00         ZZ
                                         360        126,785.82          1
                                       8.750          1,001.67        107
                                       8.500          1,001.67
    STOCKTON         CA   95204          1            05/31/01         23
    0412690273                           05           08/01/01          0
    0412690273                           O            07/01/31
    0


    4922696          E22/G01             F          124,450.00         ZZ
                                         360        124,330.28          1
                                       9.625          1,057.81         95
                                       9.375          1,057.81
    CEDAR HILL       TX   75104          1            05/31/01         23
    0412695173                           05           07/01/01          0
    0412695173                           N            06/01/31
    0


    4922774          U59/G01             F          110,000.00         ZZ
                                         360        109,899.63          1
1


                                       9.875            955.19        100
                                       9.625            955.19
    PEMBERTON TOWNS  NJ   08068          1            06/15/01         23
    0432917524                           05           07/15/01          0
    800825236                            O            06/15/31
    0


    4924661          E22/G01             F          283,250.00         ZZ
                                         360        282,955.18          1
                                       9.250          2,330.23        103
                                       8.750          2,330.23
    VENTURA          CA   93003          9            05/10/01         23
    0412566291                           05           07/01/01          0
    0412566291                           O            06/01/31
    0


    4924668          E22/G01             F           69,000.00         ZZ
                                         360         68,941.89          1
                                      10.250            618.31        103
                                      10.000            618.31
    LAKE CHARLES     LA   70601          1            06/07/01         23
    0412633034                           05           07/01/01          0
    0412633034                           O            06/01/31
    0


    4924669          E22/G01             F           51,895.00         ZZ
                                         360         51,868.09          1
                                       9.250            426.93        107
                                       8.750            426.93
    BAKERSFIELD      CA   93304          1            05/31/01         23
    0412634784                           05           08/01/01          0
    0412634784                           O            07/01/31
    0


    4924672          E22/G01             F          143,201.00         ZZ
                                         360        141,881.54          1
                                      10.125          1,269.94        103
                                       9.625          1,269.94
    FERNLEY          NV   89408          1            05/16/01         23
    0412639312                           05           07/01/01          0
    0412639312                           O            06/01/31
    0


    4924673          E22/G01             F          210,700.00         ZZ
                                         360        210,609.24          2
                                      10.125          1,868.54         98
                                       9.875          1,868.54
    KETCHIKAN        AK   99901          1            06/01/01         23
    0412648453                           05           08/01/01          0
1


    0412648453                           O            07/01/31
    0


    4924682          E22/G01             F           63,200.00         ZZ
                                         360         63,146.76          1
                                      10.250            566.34        103
                                      10.000            566.34
    MADISON          AL   35758          1            06/07/01         23
    0412674798                           05           07/01/01          0
    0412674798                           O            06/01/31
    0


    4924685          E22/G01             F          134,900.00         ZZ
                                         360        134,822.41          1
                                      12.000          1,387.60        103
                                      11.750          1,387.60
    ORLANDO          FL   32792          1            06/07/01         23
    0412684268                           05           07/01/01          0
    0412684268                           O            06/01/31
    0


    4924695          E22/G01             F           39,700.00         T
                                         360         39,681.97          1
                                       9.875            344.73        102
                                       9.375            344.73
    KUNKLETOWN       PA   18058          1            06/07/01         23
    0412697310                           03           08/01/01          0
    0412697310                           O            07/01/31
    0


    4924698          E22/G01             F          109,235.00         ZZ
                                         360        109,175.33          1
                                       9.000            878.93        107
                                       8.750            878.93
    ALLEN            TX   75002          1            06/07/01         23
    0412698359                           05           08/01/01          0
    0412698359                           O            07/01/31
    0


    4924709          E22/G01             F           85,300.00         ZZ
                                         360         85,206.47          1
                                       9.000            686.34        107
                                       8.750            686.34
    FORT WORTH       TX   76137          1            06/05/01         23
    0412710857                           05           07/01/01          0
    0412710857                           O            06/01/31
    0


1


    4924710          E22/G01             F           69,900.00         ZZ
                                         360         69,867.39          1
                                       9.750            600.55        100
                                       9.250            600.55
    HOUSTON          TX   77014          1            06/06/01         23
    0412716284                           05           08/01/01          0
    0412716284                           O            07/01/31
    0


    4924748          E82/G01             F           80,250.00         ZZ
                                         360         80,211.55          1
                                       9.625            682.12        107
                                       9.375            682.12
    EVANSVILLE       IN   47714          5            06/06/01         23
    0400435582                           05           08/01/01          0
    0400435582                           O            07/01/31
    0


    4925856          E87/G01             F           89,555.00         ZZ
                                         360         89,507.34          1
                                       9.125            728.65        107
                                       8.875            728.65
    COAL TOWNSHIP    PA   17866          2            06/22/01         23
    0432996742                           05           08/01/01          0
    01060024                             O            07/01/31
    0


    4926218          S02/G01             F           87,600.00         ZZ
                                         360         87,555.77          2
                                       9.375            728.61        100
                                       9.125            728.61
    PITTSBURGH       PA   15206          1            06/13/01         23
    0432921112                           05           08/01/01          0
    01105276                             O            07/01/31
    0


    4926554          147/G01             F           25,000.00         ZZ
                                         360         24,987.37          1
                                       9.375            207.94        100
                                       9.125            207.94
    PITTSBURGH       PA   15216          1            06/13/01         23
    0432943249                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4926813          S02/G01             F          227,977.00         ZZ
                                         360        227,867.79          1
                                       9.625          1,937.78        100
                                       9.375          1,937.78
1


    ANAHEIM          CA   92807          1            06/14/01         23
    0432985661                           09           08/01/01          0
    01106042                             O            07/01/31
    0


    4927295          Q64/G01             F          113,300.00         ZZ
                                         360        113,209.56          1
                                      10.500          1,036.40        101
                                      10.250          1,036.40
    EDGEWATER        FL   32141          5            05/25/01         23
    0432927879                           05           07/01/01          0
    0101924306                           O            06/01/31
    0


    4927352          U05/G01             F          166,000.00         ZZ
                                         360        165,918.35          1
                                       9.500          1,395.82        102
                                       9.250          1,395.82
    AURORA           IL   60504          1            06/26/01         23
    0432982361                           05           08/01/01          0
    3134608                              O            07/01/31
    0


    4927831          Q64/G01             F           89,900.00         ZZ
                                         360         89,815.78          1
                                       9.750            772.38        100
                                       9.500            772.38
    GRAND PRAIRIE    TX   75052          1            05/21/01         23
    0432908226                           05           07/01/01          0
    0101194082                           O            06/01/31
    0


    4927947          642/G01             F           84,460.00         ZZ
                                         360         84,392.58          1
                                      10.500            772.59        103
                                      10.250            772.59
    GARFIELD HEIGHT  OH   44125          5            05/31/01         23
    0432895944                           05           07/01/01          0
    05015401                             O            06/01/31
    0


    4928068          685/G01             F          230,000.00         ZZ
                                         360        229,874.37          1
                                       9.000          1,850.63        100
                                       8.750          1,850.63
    SAN FERNANDO     CA   91340          1            06/20/01         23
    0432931608                           05           08/01/01          0
    125938                               O            07/01/31
    0
1




    4928513          J40/G01             F           79,800.00         ZZ
                                         360         79,721.19          1
                                       9.500            671.00         95
                                       9.250            671.00
    ATLANTA          GA   30331          1            05/24/01         23
    0432947943                           05           07/01/01          0
    1054436                              N            06/01/31
    0


    4928563          Q64/G01             F          129,150.00         ZZ
                                         360        129,022.43          1
                                       9.500          1,085.97        100
                                       9.250          1,085.97
    DULUTH           GA   30096          1            05/21/01         23
    0432906626                           05           07/01/01          0
    0101964500                           O            06/01/31
    0


    4929002          Q64/G01             F           86,500.00         ZZ
                                         360         86,416.77          1
                                       9.625            735.25        107
                                       9.375            735.25
    NORTH MYRTLE BE  SC   29582          1            05/18/01         23
    0432934834                           01           07/01/01          0
    0101866002                           O            06/01/31
    0


    4929378          J40/G01             F           47,380.00         ZZ
                                         360         47,346.97          1
                                      11.125            455.69        103
                                      10.875            455.69
    KNOXVILLE        TN   37914          5            05/25/01         23
    0432947877                           05           07/01/01          0
    1054559                              O            06/01/31
    0


    4930046          664/G01             F           88,580.00         ZZ
                                         360         88,543.84          1
                                      10.375            802.01        103
                                      10.125            802.01
    LOUISVILLE       KY   40219          1            06/15/01         23
    0433018496                           05           08/01/01          0
    0008152837                           O            07/01/31
    0


    4930159          700/G01             F          300,000.00         ZZ
                                         360        299,848.50          1
1


                                       9.375          2,495.25         99
                                       9.125          2,495.25
    LAKE ARROWHEAD   CA   92352          1            06/25/01         23
    0433015567                           05           08/01/01          0
    00259714                             O            07/01/31
    0


    4930200          696/G01             F          290,000.00         ZZ
                                         360        289,656.34          1
                                       8.625          2,255.59        104
                                       8.375          2,255.59
    PURCELLVILLE     VA   20132          1            05/15/01         23
    0432883833                           05           07/01/01          0
    50101068                             O            06/01/31
    0


    4930261          S02/G01             F          234,900.00         ZZ
                                         360        234,761.31          1
                                       8.625          1,827.03        100
                                       8.375          1,827.03
    LOS ANGELES-GRA  CA   91344          1            06/13/01         23
    0432918316                           05           08/01/01          0
    01106077                             O            07/01/31
    0


    4930794          808/G01             F          131,500.00         ZZ
                                         360        131,500.00          1
                                       9.125          1,069.93        100
                                       8.875          1,069.93
    FONTANA          CA   92336          1            07/06/01         23
    0433023058                           05           09/01/01          0
    9319459                              O            08/01/31
    0


    4931091          U62/G01             F          236,000.00         ZZ
                                         360        235,720.34          1
                                       8.625          1,835.58         98
                                       8.375          1,835.58
    SAN DIMAS        CA   91773          2            05/25/01         23
    0432921740                           09           07/01/01          0
    2001254207                           O            06/01/31
    0


    4931345          R17/G01             F           77,250.00         ZZ
                                         360         77,188.33          1
                                      10.500            706.64        103
                                      10.250            706.64
    POMPANO BEACH    FL   33069          1            05/23/01         23
    0432935005                           01           07/01/01          0
1


    1000042103                           O            06/01/31
    0


    4931602          700/G01             F          115,900.00         ZZ
                                         360        115,841.47          1
                                       9.375            964.00         95
                                       9.125            964.00
    POLLOCK PINES    CA   95726          1            06/14/01         23
    0433031010                           03           08/01/01          0
    00258153                             N            07/01/31
    0


    4931791          948/G01             F          237,500.00         ZZ
                                         360        237,380.06          1
                                       9.375          1,975.41        100
                                       9.125          1,975.41
    LA HABRA         CA   90631          1            06/18/01         23
    0432991297                           05           08/01/01          0
    6034595                              O            07/01/31
    0


    4932134          E22/G01             F           74,500.00         ZZ
                                         360         74,424.47          1
                                       9.375            619.65        107
                                       9.125            619.65
    MIAMI            FL   33169          1            06/08/01         23
    0412657736                           01           07/01/01          0
    0412657736                           O            06/01/31
    0


    4932136          E22/G01             F          259,500.00         ZZ
                                         360        259,378.93          1
                                       9.750          2,229.51        103
                                       9.500          2,229.51
    ANAHEIM          CA   92806          1            06/04/01         23
    0412660672                           05           08/01/01          0
    0412660672                           O            07/01/31
    0


    4932141          E22/G01             F           91,200.00         ZZ
                                         360         91,155.14          1
                                       9.500            766.86        105
                                       9.250            766.86
    SACRAMENTO       CA   95820          1            06/04/01         23
    0412665929                           05           08/01/01          0
    0412665929                           O            07/01/31
    0


1


    4932154          E22/G01             F          123,000.00         ZZ
                                         360        122,927.38          1
                                       8.625            956.68        100
                                       8.125            956.68
    PLEASANTON       TX   78064          1            06/06/01         23
    0412680365                           05           08/01/01          0
    0412680365                           O            07/01/31
    0


    4932160          E22/G01             F          193,178.00         ZZ
                                         360        193,082.98          1
                                       9.500          1,624.35        100
                                       9.250          1,624.35
    PALM SPRINGS     CA   92262          1            05/31/01         23
    0412684607                           05           08/01/01          0
    0412684607                           O            07/01/31
    0


    4932161          E22/G01             F          217,200.00         ZZ
                                         360        216,854.82          1
                                       8.875          1,728.14        107
                                       8.625          1,728.14
    APEX             NC   27502          2            05/30/01         23
    0412685059                           03           07/01/01          0
    0412685059                           O            06/01/31
    0


    4932165          E22/G01             F          190,000.00         ZZ
                                         360        189,906.55          1
                                       9.500          1,597.62        100
                                       9.250          1,597.62
    SALT LAKE CITY   UT   84121          1            06/06/01         23
    0412693178                           05           08/01/01          0
    0412693178                           O            07/01/31
    0


    4932168          E22/G01             F          172,000.00         ZZ
                                         360        171,898.45          1
                                       8.625          1,337.80        104
                                       8.375          1,337.80
    CORAL SPRINGS    FL   33076          1            06/08/01         23
    0412698425                           03           08/01/01          0
    0412698425                           O            07/01/31
    0


    4932174          E22/G01             F           66,950.00         ZZ
                                         360         66,916.19          1
                                       9.375            556.86        100
                                       9.125            556.86
1


    KANSAS CITY      KS   66111          1            06/08/01         23
    0412708331                           05           08/01/01          0
    0412708331                           O            07/01/31
    0


    4932958          F34/G01             F           97,850.00         ZZ
                                         360         97,810.05          1
                                      10.375            885.94        103
                                      10.125            885.94
    DELRAY BEACH     FL   33445          1            06/18/01         23
    0432972040                           09           08/01/01          0
    30106022                             O            07/01/31
    0


    4934677          N74/G01             F          150,000.00         ZZ
                                         360        149,922.24          1
                                       9.250          1,234.01        100
                                       9.000          1,234.01
    WINSTON SALEM    NC   27105          1            06/29/01         23
    0433003621                           05           08/01/01          0
    0029057010                           O            07/01/31
    0


    4935080          J95/G01             F          385,500.00         ZZ
                                         360        385,278.21          1
                                       8.750          3,032.73        100
                                       8.500          3,032.73
    SUNNYVALE        CA   94086          1            06/15/01         23
    0432922649                           01           08/01/01          0
    0027174911                           O            07/01/31
    0


    4938600          737/G01             F          146,000.00         ZZ
                                         360        145,926.28          1
                                       9.375          1,214.35        100
                                       9.125          1,214.35
    GLENDALE         AZ   85302          1            06/25/01         23
    0432989200                           03           08/01/01          0
    2022066                              O            07/01/31
    0


    4939085          940/G01             F          139,050.00         ZZ
                                         360        138,972.05          1
                                       8.875          1,106.34        103
                                       8.625          1,106.34
    VICTORVILLE      CA   92392          1            06/15/01         23
    0432908846                           05           08/01/01          0
    65010173                             O            07/01/31
    0
1




    4939233          624/G01             F           87,400.00         ZZ
                                         360         87,353.48          1
                                       9.125            711.12         95
                                       8.875            711.12
    HANFORD          CA   93230          1            06/13/01         23
    0432907053                           05           08/01/01          0
    36500312336F                         N            07/01/31
    0


    4939794          642/G01             F           99,910.00         ZZ
                                         360         99,865.80          1
                                      10.000            876.78        103
                                       9.750            876.78
    WARREN           MI   48089          2            06/08/01         23
    0432992261                           05           08/01/01          0
    05060201                             O            07/01/31
    0


    4939886          U05/G01             F          137,750.00         ZZ
                                         360        137,672.78          1
                                       8.875          1,096.00         95
                                       8.625          1,096.00
    CHICO            CA   95926          1            06/19/01         01
    0433004710                           05           08/01/01         30
    3138886                              N            07/01/31
    0


    4941082          E22/G01             F           76,380.00         ZZ
                                         360         76,343.41          1
                                       9.625            649.22        100
                                       9.375            649.22
    CHIMNEY ROCK     NC   28720          1            06/11/01         23
    0412633992                           05           08/01/01          0
    0412633992                           O            07/01/31
    0


    4941101          E22/G01             F          196,950.00         ZZ
                                         360        196,855.65          1
                                       9.625          1,674.05        100
                                       9.375          1,674.05
    ALGONAC          MI   48001          1            06/11/01         23
    0412670838                           05           08/01/01          0
    0412670838                           O            07/01/31
    0


    4941105          E22/G01             F          109,000.00         ZZ
                                         360        108,968.81          1
1


                                      12.000          1,121.19         95
                                      11.500          1,121.19
    ARDEN            NC   28704          1            06/11/01         23
    0412674855                           05           08/01/01          0
    0412674855                           O            07/01/31
    0


    4941168          E22/G01             F           77,950.00         ZZ
                                         360         77,910.63          1
                                       9.375            648.35        100
                                       9.125            648.35
    ENGLEWOOD        OH   45322          1            06/11/01         23
    0412726077                           05           08/01/01          0
    0412726077                           O            07/01/31
    0


    4941430          G75/G01             F          376,600.00         ZZ
                                         360        376,371.85          1
                                       8.500          2,895.73        107
                                       8.250          2,895.73
    ELKRIDGE         MD   21075          5            06/15/01         23
    0432989820                           03           08/01/01          0
    04378697                             O            07/01/31
    0


    4941909          642/G01             F          200,000.00         ZZ
                                         360        199,899.00          1
                                       9.375          1,663.50        102
                                       9.125          1,663.50
    ALHAMBRA         CA   91801          1            06/14/01         23
    0432946200                           01           08/01/01          0
    06104801                             O            07/01/31
    0


    4942742          B28/G01             F          200,300.00         ZZ
                                         360        200,187.71          1
                                       8.875          1,593.68        103
                                       8.625          1,593.68
    CHICAGO          IL   60634          1            06/29/01         23
    0433015047                           05           08/01/01          0
    0103280037                           O            07/01/31
    0


    4943129          N67/G01             F          110,000.00         ZZ
                                         360        109,878.33          1
                                       9.250            904.94        100
                                       9.000            904.94
    LAKE VILLAGE     IN   46349          1            05/30/01         23
    0432908937                           05           07/01/01          0
1


    3250005409                           O            06/01/31
    0


    4943396          B23/G01             F          191,500.00         ZZ
                                         360        191,377.88          1
                                       8.250          1,438.68        107
                                       8.000          1,438.68
    TEMECULA         CA   92592          1            06/15/01         23
    0432910503                           03           08/01/01          0
    88004559                             O            07/01/31
    0


    4945438          Q78/G01             F          133,750.00         ZZ
                                         360        133,678.82          1
                                       9.125          1,088.24        107
                                       8.875          1,088.24
    FRANKFORT        IN   46041          1            06/05/01         23
    0432946655                           05           08/01/01          0
    687752                               O            07/01/31
    0


    4945605          N67/G01             F          104,300.00         ZZ
                                         360        104,173.17          1
                                       8.500            801.98        107
                                       8.250            801.98
    WEST LAFAYETTE   IN   47906          1            05/31/01         23
    0432912111                           05           07/01/01          0
    3250005519                           O            06/01/31
    0


    4945822          003/G01             F          156,850.00         ZZ
                                         360        156,686.74          1
                                       9.250          1,290.37        100
                                       9.000          1,290.37
    CUMMING          GA   30040          1            05/30/01         23
    0432985257                           05           07/01/01          0
    0021462783                           O            06/01/31
    0


    4946003          U35/G01             F           98,880.00         ZZ
                                         360         98,835.08          1
                                       9.875            858.62        103
                                       9.625            858.62
    OAK CREEK        WI   53154          1            06/18/01         23
    0432949147                           05           08/01/01          0
    9680007                              O            07/01/31
    0


1


    4946105          T17/G01             F           85,490.00         ZZ
                                         360         85,419.75          1
                                      10.500            782.01        103
                                      10.250            782.01
    MIAMI            FL   33055          1            06/15/01         23
    0432998334                           05           07/14/01          0
    01030584                             O            06/14/31
    0


    4948018          T24/G01             F           66,900.00         ZZ
                                         360         66,828.53          1
                                       9.125            544.32        106
                                       8.875            544.32
    HOUSTON          TX   77044          1            05/11/01         23
    0432909034                           03           07/01/01          0
    09950202                             O            06/01/31
    0


    4949137          R74/G01             F           47,000.00         ZZ
                                         360         46,975.12          1
                                       9.150            383.26        100
                                       8.900            383.26
    EAST PEORIA      IL   61611          1            06/15/01         23
    0432913655                           05           08/01/01          0
    2020023795                           O            07/01/31
    0


    4949304          J40/G01             F          130,000.00         ZZ
                                         360        129,936.06          1
                                       9.500          1,093.11        100
                                       9.250          1,093.11
    MOUNT PLEASANT   MS   38649          1            06/18/01         23
    0432947984                           05           08/01/01          0
    1057556                              O            07/01/31
    0


    4949465          R65/G01             F          128,400.00         ZZ
                                         360        128,400.00          1
                                       8.625            998.68        107
                                       8.375            998.68
    SHERIDAN         WY   82801          5            07/03/01         23
    0433016094                           05           09/01/01          0
    20013313                             O            08/01/31
    0


    4950265          E22/G01             F          285,000.00         ZZ
                                         360        284,852.25          1
                                       9.250          2,344.62        100
                                       8.750          2,344.62
1


    LIVERMORE        CA   94550          1            06/07/01         23
    0412643686                           05           08/01/01          0
    0412643686                           O            07/01/31
    0


    4950271          E22/G01             F           42,750.00         ZZ
                                         360         42,728.97          1
                                       9.500            359.47         95
                                       9.000            359.47
    SOAP LAKE        WA   98851          1            05/29/01         23
    0412665267                           05           08/01/01          0
    0412665267                           N            07/01/31
    0


    4950299          E22/G01             F          117,500.00         ZZ
                                         360        117,442.21          1
                                       9.500            988.00        100
                                       9.000            988.00
    TORRANCE         CA   90502          1            06/06/01         23
    0412702078                           01           08/01/01          0
    0412702078                           O            07/01/31
    0


    4950317          E22/G01             F          257,500.00         ZZ
                                         360        257,400.40          1
                                      10.625          2,379.55        103
                                      10.125          2,379.55
    FAIRFIELD        CT   06432          1            06/12/01         23
    0412721789                           05           08/01/01          0
    0412721789                           O            07/01/31
    0


    4950319          E22/G01             F          144,900.00         ZZ
                                         360        144,824.88          1
                                       9.250          1,192.06        100
                                       9.000          1,192.06
    TROY             MI   48083          1            06/12/01         23
    0412727836                           05           08/01/01          0
    0412727836                           O            07/01/31
    0


    4950322          E22/G01             F          177,500.00         ZZ
                                         360        177,440.07          1
                                      11.250          1,723.99        100
                                      10.750          1,723.99
    FRUITA           CO   81521          1            06/12/01         23
    0412735920                           03           08/01/01          0
    0412735920                           O            07/01/31
    0
1




    4950887          W33/G01             F          139,100.00         ZZ
                                         360        138,969.69          1
                                       9.750          1,195.08        107
                                       9.500          1,195.08
    VAN BUREN        MI   48111          1            06/15/01         23
    0432917102                           05           07/15/01          0
    0125047                              O            06/15/31
    0


    4951863          685/G01             F          204,950.00         ZZ
                                         360        204,832.09          1
                                       8.750          1,612.34        100
                                       8.500          1,612.34
    LOS ANGELES      CA   91324          1            06/26/01         23
    0432952810                           05           08/01/01          0
    125982                               O            07/01/31
    0


    4953781          U62/G01             F          188,500.00         ZZ
                                         360        188,376.69          1
                                       8.125          1,399.61        101
                                       7.875          1,399.61
    SEABROOK         NH   03874          2            06/20/01         23
    0433022605                           01           08/01/01          0
    2001255472                           O            07/01/31
    0


    4953831          147/G01             F          277,950.00         ZZ
                                         360        277,797.86          1
                                       8.990          2,234.45        103
                                       8.740          2,234.45
    CORAL SPRINGS    FL   33076          1            06/15/01         23
    0432933505                           03           08/01/01          0
    10421257                             O            07/01/31
    0


    4955130          E87/G01             F           85,600.00         ZZ
                                         360         85,552.01          1
                                       8.875            681.07        107
                                       8.625            681.07
    KOKOMO           IN   46902          5            06/15/01         23
    0433000650                           05           08/01/01          0
    01050540                             O            07/01/31
    0


    4955166          964/G01             F          149,000.00         ZZ
                                         360        148,914.28          1
1


                                       8.750          1,172.18        100
                                       8.500          1,172.18
    LAS VEGAS        NV   89144          1            06/19/01         23
    0432958858                           03           08/01/01          0
    130390                               O            07/01/31
    0


    4955174          Q64/G01             F           76,200.00         ZZ
                                         360         76,124.72          1
                                       9.500            640.74        100
                                       9.250            640.74
    AUGUSTA          GA   30907          1            05/31/01         23
    0432934438                           07           07/01/01          0
    0101979508                           O            06/01/31
    0


    4955509          Q64/G01             F          154,450.00         ZZ
                                         360        154,305.31          1
                                       9.750          1,326.96        100
                                       9.500          1,326.96
    FORT WORTH       TX   76040          1            05/31/01         23
    0432916567                           03           07/01/01          0
    0101989408                           O            06/01/31
    0


    4956044          U05/G01             F          109,150.00         ZZ
                                         360        109,093.41          1
                                       9.250            897.95        106
                                       9.000            897.95
    FORT LAUDERDALE  FL   33317          1            06/18/01         23
    0432908283                           05           08/01/01          0
    3128959                              O            07/01/31
    0


    4956822          J95/G01             F          155,500.00         ZZ
                                         360        155,429.36          1
                                       9.875          1,350.28        103
                                       9.625          1,350.28
    FONTANA          CA   92336          2            06/26/01         23
    0433035862                           05           08/01/01          0
    0023618960                           O            07/01/31
    0


    4957360          964/G01             F          173,850.00         T
                                         360        173,850.00          1
                                       9.250          1,430.22        103
                                       9.000          1,430.22
    WHISPERING PINE  CA   95426          1            07/02/01         23
    0432998706                           05           09/01/01          0
1


    124929                               O            08/01/31
    0


    4957396          U62/G01             F           96,300.00         ZZ
                                         360         96,300.00          1
                                       8.375            731.95        107
                                       8.125            731.95
    JACKSONVILLE     FL   32277          2            07/10/01         23
    0433022662                           05           09/01/01          0
    2001263106                           O            08/01/31
    0


    4958435          964/G01             F          160,165.00         ZZ
                                         360        160,079.76          1
                                       9.125          1,303.16        103
                                       8.875          1,303.16
    LAS VEGAS        NV   89018          1            06/05/01         23
    0432944601                           05           08/01/01          0
    126409                               O            07/01/31
    0


    4958757          E22/G01             F           85,000.00         ZZ
                                         360         84,918.21          1
                                       9.625            722.50         95
                                       9.375            722.50
    REDFORD          MI   48239          1            05/03/01         23
    0412622276                           05           07/01/01          0
    0412622276                           N            06/01/31
    0


    4958769          E22/G01             F           96,300.00         ZZ
                                         360         96,243.15          1
                                       8.625            749.01        107
                                       8.375            749.01
    STOCKTON         CA   95207          1            06/06/01         23
    0412652497                           01           08/01/01          0
    0412652497                           O            07/01/31
    0


    4958770          E22/G01             F           79,150.00         ZZ
                                         360         79,106.77          1
                                       9.000            636.86        107
                                       8.750            636.86
    ELIZABETHTOWN    KY   42701          1            06/13/01         23
    0412656506                           05           08/01/01          0
    0412656506                           O            07/01/31
    0


1


    4958794          E22/G01             F           44,450.00         ZZ
                                         360         44,427.56          2
                                       9.375            369.71        100
                                       9.125            369.71
    JOHNSON          VT   05656          1            06/13/01         23
    0412693145                           05           08/01/01          0
    0412693145                           O            07/01/31
    0


    4958796          E22/G01             F          249,775.00         ZZ
                                         360        249,655.34          1
                                       9.625          2,123.06        103
                                       9.375          2,123.06
    CLOVERDALE       CA   95425          1            06/05/01         23
    0412696494                           05           08/01/01          0
    0412696494                           O            07/01/31
    0


    4958804          E22/G01             F          152,985.00         ZZ
                                         360        152,899.23          1
                                       8.875          1,217.22        100
                                       8.625          1,217.22
    GLENDALE         AZ   85308          1            06/08/01         23
    0412703340                           03           08/01/01          0
    0412703340                           O            07/01/31
    0


    4958812          E22/G01             F          193,950.00         T
                                         360        193,841.27          1
                                       8.875          1,543.15        100
                                       8.625          1,543.15
    MARINA           CA   93933          1            06/07/01         23
    0412708927                           01           08/01/01          0
    0412708927                           O            07/01/31
    0


    4958821          E22/G01             F          249,950.00         ZZ
                                         360        249,827.05          1
                                       9.500          2,101.72        100
                                       9.250          2,101.72
    TRACY            CA   95376          1            06/07/01         23
    0412716920                           05           08/01/01          0
    0412716920                           O            07/01/31
    0


    4958831          E22/G01             F          109,250.00         ZZ
                                         360        109,197.67          2
                                       9.625            928.61         95
                                       9.125            928.61
1


    WILTON MANORS    FL   33334          1            06/13/01         23
    0412734600                           05           08/01/01          0
    0412734600                           N            07/01/31
    0


    4958850          B28/G01             F          389,300.00         ZZ
                                         360        389,092.82          1
                                       9.125          3,167.48        102
                                       8.875          3,167.48
    ARVADA           CO   80005          1            06/28/01         23
    0433009172                           03           08/01/01          0
    0105230041                           O            07/01/31
    0


    4958899          U35/G01             F          152,100.00         ZZ
                                         360        152,023.19          1
                                       9.375          1,265.09        100
                                       9.125          1,265.09
    MADISON          WI   53719          1            06/22/01         23
    0432943736                           05           08/01/01          0
    9999999999999                        O            07/01/31
    0


    4960516          U35/G01             F          129,000.00         ZZ
                                         360        128,925.79          1
                                       8.750          1,014.84        100
                                       8.500          1,014.84
    FRESNO           CA   93727          1            06/21/01         23
    0432960383                           05           08/01/01          0
    YARISH                               O            07/01/31
    0


    4962229          S20/G01             F          127,600.00         ZZ
                                         360        127,473.98          1
                                       9.500          1,072.93        103
                                       9.250          1,072.93
    PELZER           SC   29669          1            06/19/01         23
    0432966232                           05           07/19/01          0
    0111819                              O            06/19/31
    0


    4962303          P23/G01             F           49,100.00         ZZ
                                         360         49,075.20          1
                                       9.375            408.39        107
                                       9.125            408.39
    BIG STONE GAP    VA   24219          1            06/01/01         23
    0432908523                           05           08/01/01          0
    WTL010001570                         O            07/01/31
    0
1




    4963439          U62/G01             F          233,000.00         ZZ
                                         360        232,899.64          1
                                      10.125          2,066.30        101
                                       9.875          2,066.30
    LITCHFIELD       NH   03052          2            05/31/01         23
    0432900843                           05           08/01/01          0
    2001251103                           O            07/01/31
    0


    4963662          U05/G01             F          159,000.00         ZZ
                                         360        158,915.38          1
                                       9.125          1,293.68        100
                                       8.875          1,293.68
    VANCOUVER        WA   98682          1            06/27/01         23
    0433000346                           05           08/01/01          0
    3141276                              O            07/01/31
    0


    4964370          286/G01             F           62,700.00         ZZ
                                         360         62,636.42          1
                                       9.375            521.51         95
                                       9.125            521.51
    FREDERICK        MD   21701          1            05/23/01         23
    0432901809                           05           07/01/01          0
    0000386592                           N            06/01/31
    0


    4964853          642/G01             F           53,500.00         ZZ
                                         360         53,470.01          1
                                       8.875            425.67        107
                                       8.625            425.67
    CIBOLO           TX   78108          1            06/11/01         23
    0432932036                           05           08/01/01          0
    05046501                             O            07/01/31
    0


    4965622          737/G01             F          109,150.00         ZZ
                                         360        109,091.91          1
                                       9.125            888.08        103
                                       8.875            888.08
    GLENDALE         AZ   85302          1            06/18/01         23
    0432948214                           05           08/01/01          0
    2027348                              O            07/01/31
    0


    4967119          N67/G01             F           80,750.00         ZZ
                                         360         80,672.31          1
1


                                       9.625            686.37         95
                                       9.375            686.37
    DECATUR          GA   30032          1            06/01/01         23
    0432902682                           05           07/01/01          0
    3250005578                           N            06/01/31
    0


    4967872          N46/G01             F          169,400.00         ZZ
                                         360        169,323.04          1
                                       9.875          1,470.98        103
                                       9.625          1,470.98
    WINSTON  SALEM   NC   27105          1            06/28/01         23
    0433012085                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4967975          U59/G01             F           66,507.00         ZZ
                                         360         66,439.55          1
                                       9.375            553.18         98
                                       9.125            553.18
    BINGHAMTON       NY   13903          5            06/20/01         23
    0433001070                           05           07/25/01          0
    800856327                            O            06/25/31
    0


    4967987          J95/G01             F          185,400.00         ZZ
                                         360        185,290.54          1
                                       8.625          1,442.02        103
                                       8.375          1,442.02
    DALLAS           TX   75238          1            06/29/01         23
    0433010774                           05           08/01/01          0
    0023459894                           O            07/01/31
    0


    4968532          E22/G01             F          181,900.00         T
                                         360        181,815.14          1
                                       9.750          1,562.80        107
                                       9.500          1,562.80
    FAIRPORT         NY   14450          1            06/14/01         23
    0412545048                           05           08/01/01          0
    0412545048                           O            07/01/31
    0


    4968549          E22/G01             F           72,100.00         ZZ
                                         360         72,064.53          1
                                       9.500            606.26        103
                                       9.250            606.26
    IUKA             IL   62849          1            06/14/01         23
    0412692303                           05           08/01/01          0
1


    0412692303                           O            07/01/31
    0


    4968550          E22/G01             F          178,190.00         ZZ
                                         360        178,137.58          1
                                      11.875          1,815.76        103
                                      11.375          1,815.76
    DENVER           CO   80239          1            06/11/01         23
    0412693319                           05           08/01/01          0
    0412693319                           O            07/01/31
    0


    4968563          E22/G01             F          138,030.00         ZZ
                                         360        137,956.54          1
                                       9.125          1,123.06        107
                                       8.875          1,123.06
    WEST RICHLAND    WA   99353          1            06/06/01         23
    0412717548                           05           08/01/01          0
    0412717548                           O            07/01/31
    0


    4968565          E22/G01             F          399,600.00         ZZ
                                         360        399,387.35          1
                                       9.125          3,251.28        107
                                       8.625          3,251.28
    SAN LEANDRO      CA   94577          1            06/12/01         23
    0412720773                           05           08/01/01          0
    0412720773                           O            07/01/31
    0


    4968567          E22/G01             F          231,750.00         ZZ
                                         360        231,652.82          1
                                      10.250          2,076.71        103
                                      10.000          2,076.71
    ATLANTA          GA   30341          1            06/14/01         23
    0412730285                           05           08/01/01          0
    0412730285                           O            07/01/31
    0


    4968570          E22/G01             F          118,150.00         ZZ
                                         360        118,083.77          1
                                       8.875            940.05        103
                                       8.375            940.05
    MISSOURI CITY    TX   77489          1            06/14/01         23
    0412733222                           05           08/01/01          0
    0412733222                           O            07/01/31
    0


1


    4968573          E22/G01             F          131,325.00         ZZ
                                         360        131,255.12          2
                                       9.125          1,068.50        103
                                       8.875          1,068.50
    NEW ORLEANS      LA   70119          1            06/14/01         23
    0412737066                           05           08/01/01          0
    0412737066                           O            07/01/31
    0


    4969131          737/G01             F          256,450.00         T
                                         360        256,317.05          1
                                       9.250          2,109.75        103
                                       9.000          2,109.75
    SCOTTSDALE       AZ   85255          1            06/20/01         23
    0432976595                           03           08/01/01          0
    2028218                              O            07/01/31
    0


    4969299          W33/G01             F           68,480.00         ZZ
                                         360         68,383.37          1
                                       9.750            588.35        107
                                       9.500            588.35
    WEST PEORIA      IL   61604          1            05/14/01         23
    0432917136                           05           06/13/01          0
    0124457                              O            05/13/31
    0


    4969427          624/G01             F          391,620.00         ZZ
                                         360        391,416.98          1
                                       9.250          3,221.76        107
                                       9.000          3,221.76
    ANTIOCH          CA   94509          1            06/25/01         23
    0432943215                           05           08/01/01          0
    31300110856F                         O            07/01/31
    0


    4969790          964/G01             F          183,300.00         ZZ
                                         360        183,225.17          1
                                      10.375          1,659.61        103
                                      10.125          1,659.61
    HILLSBORO        OR   97123          5            06/08/01         23
    0432992188                           05           08/01/01          0
    124440                               O            07/01/31
    0


    4970577          M43/G01             F           82,555.00         ZZ
                                         360         82,513.30          1
                                       9.375            686.66         95
                                       9.125            686.66
1


    MANASSAS         VA   20110          1            06/21/01         23
    0432992485                           01           08/01/01          0
    724557954                            N            07/01/31
    0


    4970600          L16/G01             F           93,000.00         ZZ
                                         360         92,953.03          1
                                       9.375            773.53        100
                                       9.125            773.53
    DIVIDE           CO   80814          1            06/22/01         23
    0432993327                           05           08/01/01          0
    W0106148                             O            07/01/31
    0


    4971224          685/G01             F          217,800.00         ZZ
                                         360        217,690.01          1
                                       9.375          1,811.55        103
                                       9.125          1,811.55
    ROMOLAND         CA   92585          1            06/28/01         23
    0432957314                           05           08/01/01          0
    125921                               O            07/01/31
    0


    4972752          Q78/G01             F           77,250.00         ZZ
                                         360         77,184.93          1
                                      10.250            692.24        103
                                      10.000            692.24
    OLATHE           KS   66061          1            06/01/01         23
    0432917896                           05           07/01/01          0
    686672                               O            06/01/31
    0


    4972934          W96/G01             F          166,000.00         ZZ
                                         360        165,916.18          1
                                       9.375          1,380.70        100
                                       9.125          1,380.70
    HOBE SOUND       FL   33455          1            06/21/01         23
    0432954451                           03           08/01/01          0
    21060233                             O            07/01/31
    0


    4973294          K15/G01             F           92,700.00         ZZ
                                         360         92,678.80          1
                                      13.000          1,025.45        103
                                      12.750          1,025.45
    WYOMING          MI   49509          5            06/21/01         23
    0432918845                           05           08/01/01          0
    035905303417                         O            07/01/31
    0
1




    4973721          U05/G01             F          240,750.00         ZZ
                                         360        240,611.49          1
                                       8.750          1,893.98        107
                                       8.500          1,893.98
    GRESHAM          OR   97030          5            06/14/01         23
    0432994747                           05           08/01/01          0
    3136479                              O            07/01/31
    0


    4973942          K15/G01             F          116,300.00         ZZ
                                         360        116,272.64          1
                                      12.875          1,275.16        103
                                      12.625          1,275.16
    CANDLER          NC   28715          1            06/29/01         23
    0432992436                           05           08/01/01          0
    017505300691                         O            07/01/31
    0


    4975083          588/G01             F          124,400.00         ZZ
                                         360        124,260.01          1
                                       8.875            989.78        106
                                       8.625            989.78
    GERMANTOWN       MD   20876          1            05/31/01         23
    0432900736                           03           07/01/01          0
    1042563                              O            06/01/31
    0


    4975416          E22/G01             F           66,900.00         ZZ
                                         360         66,867.10          1
                                       9.500            562.53        100
                                       9.250            562.53
    FARMVILLE        NC   27828          1            06/15/01         23
    0412627317                           05           08/01/01          0
    0412627317                           O            07/01/31
    0


    4975422          E22/G01             F          122,800.00         ZZ
                                         360        122,744.21          1
                                       9.875          1,066.33        102
                                       9.625          1,066.33
    SCHAUMBURG       IL   60194          1            06/15/01         23
    0412654758                           09           08/01/01          0
    0412654758                           O            07/01/31
    0


    4975432          E22/G01             F          147,000.00         ZZ
                                         360        146,923.79          1
1


                                       9.250          1,209.33        100
                                       9.000          1,209.33
    GRAND ISLAND     NE   68803          1            06/15/01         23
    0412675290                           05           08/01/01          0
    0412675290                           O            07/01/31
    0


    4975440          E22/G01             F          212,950.00         ZZ
                                         360        212,847.99          1
                                       9.625          1,810.05        100
                                       9.375          1,810.05
    HUNTSVILLE       AL   35811          1            06/15/01         23
    0412686289                           03           08/01/01          0
    0412686289                           O            07/01/31
    0


    4975448          E22/G01             F           92,500.00         ZZ
                                         360         92,453.29          1
                                       9.375            769.37        100
                                       8.875            769.37
    SARASOTA         FL   34233          1            06/15/01         23
    0412693426                           05           08/01/01          0
    0412693426                           O            07/01/31
    0


    4975462          E22/G01             F          126,700.00         ZZ
                                         360        126,634.32          1
                                       9.250          1,042.33        100
                                       8.750          1,042.33
    NORTH LAS VEGAS  NV   89033          1            06/11/01         23
    0412702680                           03           08/01/01          0
    0412702680                           O            07/01/31
    0


    4975463          E22/G01             F           94,650.00         ZZ
                                         360         94,623.66          1
                                      12.125            982.70        100
                                      11.625            982.70
    JACKSONVILLE     FL   32244          1            06/15/01         23
    0412704454                           03           08/01/01          0
    0412704454                           O            07/01/31
    0


    4975479          E22/G01             F          123,000.00         ZZ
                                         360        122,936.23          2
                                       9.250          1,011.89        100
                                       9.000          1,011.89
    FALL RIVER       MA   02720          1            06/15/01         23
    0412714578                           05           08/01/01          0
1


    0412714578                           O            07/01/31
    0


    4975500          E22/G01             F          107,100.00         ZZ
                                         360        107,065.77          1
                                      11.500          1,060.60        103
                                      11.000          1,060.60
    JUPITER          FL   33478          1            06/15/01         23
    0412738593                           05           08/01/01          0
    0412738593                           O            07/01/31
    0


    4975502          E22/G01             F           66,900.00         ZZ
                                         360         66,864.40          1
                                       9.125            544.32        100
                                       8.875            544.32
    MERRIMACK        NH   03054          1            06/15/01         23
    0412739849                           01           08/01/01          0
    0412739849                           O            07/01/31
    0


    4975505          E22/G01             F          129,850.00         ZZ
                                         360        129,784.42          1
                                       9.375          1,080.03        100
                                       9.125          1,080.03
    OOLTEWAH         TN   37363          1            06/15/01         23
    0412744104                           05           08/01/01          0
    0412744104                           O            07/01/31
    0


    4975506          E22/G01             F           87,550.00         ZZ
                                         360         87,455.21          1
                                      10.250            784.54        103
                                      10.000            784.54
    SPOKANE          WA   99212          1            06/12/01         23
    0412745465                           05           08/01/01          0
    0412745465                           O            07/01/31
    0


    4976288          W09/G01             F          144,850.00         ZZ
                                         360        144,706.94          1
                                       9.500          1,217.98        100
                                       9.250          1,217.98
    RICHMOND         KY   40475          1            06/13/01         23
    0432916104                           05           07/13/01          0
    20016662                             O            06/13/31
    0


1


    4977365          808/G01             F          262,792.00         ZZ
                                         360        262,632.80          1
                                       8.500          2,020.64        105
                                       8.250          2,020.64
    LAS VEGAS        NV   89131          1            06/20/01         23
    0432965606                           03           08/01/01          0
    9502921                              O            07/01/31
    0


    4977491          808/G01             F          229,943.00         ZZ
                                         360        229,807.25          1
                                       8.625          1,788.47        107
                                       8.375          1,788.47
    ANAHEIM          CA   92801          1            06/26/01         23
    0432964039                           05           08/01/01          0
    9319441                              O            07/01/31
    0


    4977803          F34/G01             F          131,000.00         ZZ
                                         360        130,935.56          1
                                       9.500          1,101.52        100
                                       9.250          1,101.52
    MEMPHIS          TN   38141          1            06/25/01         23
    0432991859                           05           08/01/01          0
    33106017                             O            07/01/31
    0


    4977837          664/G01             F           92,700.00         ZZ
                                         360         92,642.06          1
                                      11.625            926.86        103
                                      11.375            926.86
    HOUSE SPRINGS    MO   63051          1            05/09/01         23
    0432895241                           05           07/01/01          0
    0008075830                           O            06/01/31
    0


    4978150          T24/G01             F          335,350.00         ZZ
                                         360        335,009.43          1
                                       9.375          2,789.27        103
                                       9.125          2,789.27
    NEWBURYPORT      MA   01950          1            05/30/01         23
    0432904290                           05           07/01/01          0
    09945963                             O            06/01/31
    0


    4978207          642/G01             F           33,250.00         ZZ
                                         360         33,233.65          1
                                       9.500            279.58         95
                                       9.250            279.58
1


    TUSCALOOSA       AL   35401          1            06/13/01         23
    0432916120                           05           08/01/01          0
    061301                               N            07/01/31
    0


    4978903          N46/G01             F           79,300.00         ZZ
                                         360         79,264.92          1
                                      10.000            695.91        103
                                       9.750            695.91
    WINSTON SALEM    NC   27107          1            06/22/01         23
    0433007382                           05           08/01/01          0
    102694                               O            07/01/31
    0


    4979056          964/G01             F          133,900.00         ZZ
                                         360        133,818.88          1
                                       8.500          1,029.58        100
                                       8.250          1,029.58
    LAS VEGAS        NV   89128          1            06/21/01         23
    0432961092                           03           08/01/01          0
    131410                               O            07/01/31
    0


    4979301          685/G01             F          200,000.00         ZZ
                                         360        199,884.93          2
                                       8.750          1,573.40        100
                                       8.500          1,573.40
    LOS ANGELES      CA   90026          1            06/22/01         23
    0432953719                           05           08/01/01          0
    125956                               O            07/01/31
    0


    4980608          N67/G01             F           76,200.00         ZZ
                                         360         76,168.89          1
                                      10.375            689.92        103
                                      10.125            689.92
    LEBANON          IN   46052          1            06/11/01         23
    0432926061                           05           08/01/01          0
    3250005447                           O            07/01/31
    0


    4980996          B57/G01             F          193,000.00         ZZ
                                         360        192,883.08          1
                                       8.500          1,484.00         99
                                       8.250          1,484.00
    LOS ANGELES      CA   91335          1            06/27/01         23
    0433008364                           05           08/01/01          0
    2115012                              O            07/01/31
    0
1




    4981179          U05/G01             F          110,000.00         ZZ
                                         360        110,000.00          1
                                       8.875            875.21        100
                                       8.625            875.21
    MIAMI            FL   33156          2            07/10/01         23
    0433008216                           09           09/01/01          0
    3143433                              O            08/01/31
    0


    4982300          685/G01             F          214,000.00         ZZ
                                         360        214,000.00          1
                                       8.750          1,683.54        100
                                       8.500          1,683.54
    LOS ANGELES      CA   91324          1            07/09/01         23
    0433012697                           05           09/01/01          0
    126051                               O            08/01/31
    0


    4982709          685/G01             F          148,000.00         ZZ
                                         360        148,000.00          1
                                       9.250          1,217.56        100
                                       9.000          1,217.56
    COMPTON          CA   90222          1            07/02/01         23
    0432992402                           05           09/01/01          0
    126040                               O            08/01/31
    0


    4982976          737/G01             F          172,500.00         ZZ
                                         360        172,500.00          1
                                       8.750          1,357.06        100
                                       8.500          1,357.06
    MESA             AZ   85201          1            07/05/01         23
    0433012754                           05           09/01/01          0
    2028823                              O            08/01/31
    0


    4983782          808/G01             F          255,000.00         ZZ
                                         360        254,849.44          1
                                       8.625          1,983.37        103
                                       8.375          1,983.37
    PLACENTIA        CA   92870          1            06/19/01         23
    0432963932                           03           08/01/01          0
    9319786                              O            07/01/31
    0


    4984153          E22/G01             F           64,000.00         ZZ
                                         360         63,975.25          2
1


                                      10.625            591.42        100
                                      10.375            591.42
    CHARLESTON       SC   29420          1            06/18/01         23
    0412675530                           05           08/01/01          0
    0412675530                           O            07/01/31
    0


    4984155          E22/G01             F           70,000.00         ZZ
                                         360         69,965.57          1
                                       9.500            588.60        100
                                       9.250            588.60
    SOUTH LAKE TAHO  CA   96150          1            06/06/01         23
    0412676058                           01           08/01/01          0
    0412676058                           O            07/01/31
    0


    4984159          E22/G01             F          170,000.00         ZZ
                                         360        169,902.19          1
                                       8.750          1,337.39        100
                                       8.250          1,337.39
    EVERETT          WA   98204          1            06/08/01         23
    0412680209                           01           08/01/01          0
    0412680209                           O            07/01/31
    0


    4984160          E22/G01             F           99,000.00         ZZ
                                         360         98,945.92          1
                                       9.000            796.58        106
                                       8.500            796.58
    STUART           FL   34997          1            06/18/01         23
    0412680761                           09           08/01/01          0
    0412680761                           O            07/01/31
    0


    4984174          E22/G01             F          131,840.00         ZZ
                                         360        131,775.15          1
                                       9.500          1,108.58        103
                                       9.250          1,108.58
    MOBILE           AL   36605          2            06/12/01         23
    0412688954                           05           08/01/01          0
    0412688954                           O            07/01/31
    0


    4984183          E22/G01             F          116,300.00         ZZ
                                         360        116,241.27          1
                                       9.375            967.32        103
                                       9.125            967.32
    ONTARIO          CA   91764          1            06/07/01         23
    0412704512                           05           08/01/01          0
1


    0412704512                           O            07/01/31
    0


    4984192          E22/G01             F          132,000.00         ZZ
                                         360        131,936.76          1
                                       9.625          1,121.99         97
                                       9.125          1,121.99
    IVINS            UT   84738          1            06/08/01         23
    0412709941                           05           08/01/01          0
    0412709941                           O            07/01/31
    0


    4984194          E22/G01             F          147,660.00         ZZ
                                         360        147,568.22          1
                                       8.375          1,122.32        107
                                       7.875          1,122.32
    SAND SPRINGS     OK   74063          5            06/12/01         23
    0412711285                           05           08/01/01          0
    0412711285                           O            07/01/31
    0


    4984195          E22/G01             F          165,400.00         ZZ
                                         360        165,314.25          1
                                       9.250          1,360.71        103
                                       9.000          1,360.71
    TAOS             NM   87571          1            06/18/01         23
    0412711657                           05           08/01/01          0
    0412711657                           O            07/01/31
    0


    4984204          E22/G01             F           27,700.00         ZZ
                                         360         27,684.87          1
                                       9.000            222.88        107
                                       8.750            222.88
    WEST PALM BEACH  FL   33415          1            06/18/01         23
    0412718991                           01           08/01/01          0
    0412718991                           O            07/01/31
    0


    4984230          E22/G01             F          130,400.00         ZZ
                                         360        128,899.82          1
                                       9.125          1,060.98        107
                                       8.875          1,060.98
    CEDAR SPRINGS    MI   49319          1            06/18/01         23
    0412743379                           05           08/01/01          0
    0412743379                           O            07/01/31
    0


1


    4984236          E22/G01             F          124,100.00         ZZ
                                         360        124,037.33          1
                                       9.375          1,032.20        104
                                       9.125          1,032.20
    COLORADO SPRING  CO   80916          1            06/18/01         23
    0412746893                           05           08/01/01          0
    0412746893                           O            07/01/31
    0


    4984238          E22/G01             F          117,000.00         ZZ
                                         360        116,937.74          1
                                       9.125            951.95        104
                                       8.875            951.95
    LITTLETON        CO   80122          1            06/18/01         23
    0412748717                           01           08/01/01          0
    0412748717                           O            07/01/31
    0


    4984609          286/G01             F          363,884.00         ZZ
                                         360        363,685.23          1
                                       9.000          2,927.90        104
                                       8.750          2,927.90
    ALEXANDRIA       VA   22308          1            06/08/01         23
    0432906741                           05           08/01/01          0
    0000325839                           O            07/01/31
    0


    4985096          286/G01             F          160,500.00         ZZ
                                         360        160,337.26          1
                                       9.375          1,334.96        106
                                       9.125          1,334.96
    SALISBURY        MD   21804          1            05/31/01         23
    0432895902                           03           07/01/01          0
    0000385694                           O            06/01/31
    0


    4986754          K15/G01             F          133,100.00         ZZ
                                         360        133,044.19          1
                                      10.250          1,192.71         98
                                      10.000          1,192.71
    NEW PHILADELPHI  OH   44663          5            06/22/01         23
    0432914331                           05           08/01/01          0
    036905302073                         O            07/01/31
    0


    4987368          G52/G01             F           82,390.00         ZZ
                                         360         82,314.83          1
                                       9.875            715.43        107
                                       9.625            715.43
1


    NOGALES          AZ   85621          5            05/23/01         23
    0432923555                           09           07/01/01          0
    9700000185                           O            06/01/31
    0


    4988168          940/G01             F          296,900.00         ZZ
                                         360        296,761.48          1
                                       9.750          2,550.83        100
                                       9.500          2,550.83
    RANCHO CUCAMONG  CA   91701          1            06/13/01         23
    0432961811                           05           08/01/01          0
    CP5486                               O            07/01/31
    0


    4988208          U59/G01             F           85,100.00         ZZ
                                         360         85,055.88          1
                                       9.250            700.10        106
                                       9.000            700.10
    ROCKY MOUNT      NC   27801          1            07/02/01         23
    0432997021                           05           08/02/01          0
    01933800856737                       O            07/02/31
    0


    4988328          964/G01             F          113,050.00         ZZ
                                         360        112,991.40          1
                                       9.250            930.03         95
                                       9.000            930.03
    SPARKS           NV   89434          1            06/25/01         23
    0432993343                           05           08/01/01          0
    131628                               N            07/01/31
    0


    4989143          W09/G01             F           56,000.00         ZZ
                                         180         55,955.29          1
                                      10.500            512.26        100
                                      10.250            512.26
    COLUMBUS         OH   43205          1            06/21/01         23
    0432976256                           05           07/21/01          0
    20016706                             O            06/21/16
    0


    4990105          967/G01             F          204,250.00         ZZ
                                         360        204,138.44          1
                                       9.000          1,643.44         95
                                       8.750          1,643.44
    BOISE            ID   83713          1            06/21/01         04
    0432984706                           03           08/01/01         25
    6414460                              O            07/01/31
    0
1




    4990265          J95/G01             F          194,500.00         ZZ
                                         360        194,399.17          1
                                       9.250          1,600.10        104
                                       9.000          1,600.10
    GREENVILLE       NC   27858          1            06/25/01         23
    0433003431                           05           08/01/01          0
    0017970369                           O            07/01/31
    0


    4990856          U05/G01             F           56,900.00         ZZ
                                         360         56,871.26          1
                                       9.375            473.27         95
                                       9.125            473.27
    YORK             PA   17404          1            06/25/01         23
    0432989283                           05           08/01/01          0
    3142835                              N            07/01/31
    0


    4991689          470/G01             F          140,000.00         ZZ
                                         360        139,919.44          1
                                       8.750          1,101.39        103
                                       8.500          1,101.39
    YUBA CITY        CA   95993          1            06/26/01         23
    0433000643                           05           08/01/01          0
    18023350                             O            07/01/31
    0


    4992257          E22/G01             F          111,500.00         ZZ
                                         360        111,455.70          1
                                      10.500          1,019.93        100
                                      10.000          1,019.93
    KNIGHTS LANDING  CA   95645          1            06/01/01         23
    0412586752                           05           08/01/01          0
    0412586752                           O            07/01/31
    0


    4992263          E22/G01             F           59,500.00         ZZ
                                         360         59,480.99          1
                                      11.500            589.22        100
                                      11.250            589.22
    EL PASO          TX   79936          1            06/14/01         23
    0412631186                           05           08/01/01          0
    0412631186                           O            07/01/31
    0


    4992276          E22/G01             F          183,000.00         ZZ
                                         360        182,921.17          1
1


                                      10.125          1,622.89        103
                                       9.875          1,622.89
    CENTERBURG       OH   43011          5            06/14/01         23
    0412672412                           05           08/01/01          0
    0412672412                           O            07/01/31
    0


    4992294          E22/G01             F           83,000.00         ZZ
                                         360         82,954.66          1
                                       9.000            667.84        100
                                       8.500            667.84
    HALLANDALE       FL   33009          1            06/19/01         23
    0412693160                           05           08/01/01          0
    0412693160                           O            07/01/31
    0


    4992296          E22/G01             F          143,700.00         ZZ
                                         360        143,650.14          1
                                      11.125          1,382.08        100
                                      10.875          1,382.08
    FAYETTEVILLE     NC   28306          1            06/15/01         23
    0412699985                           05           08/01/01          0
    0412699985                           O            07/01/31
    0


    4992318          E22/G01             F          267,500.00         ZZ
                                         360        267,350.04          1
                                       8.875          2,128.35        107
                                       8.375          2,128.35
    MONTEBELLO       CA   90640          1            06/13/01         23
    0412720781                           05           08/01/01          0
    0412720781                           O            07/01/31
    0


    4992322          E22/G01             F          185,000.00         ZZ
                                         360        184,909.00          1
                                       9.500          1,555.58        100
                                       9.250          1,555.58
    HENDERSONVILLE   TN   37075          1            06/19/01         23
    0412723447                           05           08/01/01          0
    0412723447                           O            07/01/31
    0


    4992326          E22/G01             F          168,000.00         ZZ
                                         360        167,941.71          1
                                      11.125          1,615.79        100
                                      10.625          1,615.79
    ACWORTH          GA   30102          1            06/19/01         23
    0412730525                           03           08/01/01          0
1


    0412730525                           O            07/01/31
    0


    4992339          E22/G01             F           77,000.00         ZZ
                                         360         76,968.57          1
                                      10.375            697.16        103
                                      10.125            697.16
    MT.CLEMENS       MI   48043          1            06/19/01         23
    0412748154                           05           08/01/01          0
    0412748154                           O            07/01/31
    0


    4992340          E22/G01             F          266,000.00         ZZ
                                         360        265,843.18          1
                                       9.375          2,212.45         95
                                       9.125          2,212.45
    COLORADO SPRING  CO   80921          1            06/19/01         23
    0412757429                           05           08/01/01          0
    0412757429                           O            07/01/31
    0


    4992664          U59/G01             F           80,237.00         ZZ
                                         360         80,204.24          1
                                      10.375            726.48        103
                                      10.125            726.48
    GANSEVOORT       NY   12831          1            06/29/01         23
    0432983484                           05           08/01/01          0
    01933800869943                       O            07/01/31
    0


    4992883          J95/G01             F           92,490.00         ZZ
                                         360         92,436.79          1
                                       8.750            727.62        100
                                       8.500            727.62
    INDEPENDENCE     MO   64055          1            06/22/01         23
    0432992808                           05           08/01/01          0
    1                                    O            07/01/31
    0


    4992910          642/G01             F          124,100.00         ZZ
                                         360        124,041.31          1
                                       9.750          1,066.21        107
                                       9.500          1,066.21
    LAKE HAVASU CIT  AZ   86404          5            06/08/01         23
    0432907624                           05           08/01/01          0
    04200101                             O            07/01/31
    0


1


    4993115          K15/G01             F           98,300.00         ZZ
                                         360         98,251.65          1
                                       9.500            826.56        107
                                       9.250            826.56
    LANSING          MI   48906          5            06/23/01         23
    0432930444                           05           08/01/01          0
    036305305751                         O            07/01/31
    0


    4993581          F34/G01             F          179,000.00         ZZ
                                         360        178,920.82          1
                                      10.000          1,570.85        100
                                       9.750          1,570.85
    MARIETTA         GA   30067          5            06/22/01         23
    0433008729                           05           08/01/01          0
    30104052                             O            07/01/31
    0


    4993653          M43/G01             F          366,600.00         ZZ
                                         360        366,372.13          1
                                       8.375          2,786.43        105
                                       8.125          2,786.43
    ALEXANDRIA       VA   22315          1            06/25/01         23
    0432995025                           09           08/01/01          0
    724827412                            O            07/01/31
    0


    4993939          147/G01             F          167,375.00         ZZ
                                         360        167,213.99          1
                                       9.625          1,422.67        103
                                       9.375          1,422.67
    ORLANDO          FL   32828          1            05/31/01         23
    0432906600                           03           07/01/01          0
    1104230790                           O            06/01/31
    0


    4994037          M43/G01             F          295,000.00         ZZ
                                         360        294,708.63          1
                                       9.500          2,480.53        100
                                       9.250          2,480.53
    MANASSAS         VA   20109          1            05/31/01         23
    0432954329                           05           07/01/01          0
    735196157                            O            06/01/31
    0


    4994088          R65/G01             F          196,000.00         ZZ
                                         360        195,779.43          1
                                       8.875          1,559.46        100
                                       8.625          1,559.46
1


    GLENDALE         AZ   85304          1            05/29/01         23
    0432917888                           03           07/01/01          0
    20012976                             O            06/01/31
    0


    4994099          Q64/G01             F          128,000.00         ZZ
                                         360        127,937.03          1
                                       9.500          1,076.30        100
                                       9.250          1,076.30
    BELMONT          NC   28012          1            06/11/01         23
    0433010568                           05           08/01/01          0
    0102035904                           O            07/01/31
    0


    4994466          B57/G01             F          248,200.00         ZZ
                                         360        248,200.00          1
                                       8.500          1,908.44        102
                                       8.250          1,908.44
    SIMI VALLEY      CA   93063          1            07/02/01         23
    0433001823                           05           09/01/01          0
    2140263                              O            08/01/31
    0


    4995130          964/G01             F          142,140.00         ZZ
                                         360        142,053.89          1
                                       8.500          1,092.93        103
                                       8.250          1,092.93
    HENDERSON        NV   89014          1            06/15/01         23
    0432990836                           05           08/01/01          0
    130146                               O            07/01/31
    0


    4995366          964/G01             F          175,600.00         ZZ
                                         360        175,498.97          1
                                       8.750          1,381.45        103
                                       8.500          1,381.45
    LAS VEGAS        NV   89141          1            06/14/01         23
    0432940294                           03           08/01/01          0
    129133                               O            07/01/31
    0


    4995797          J95/G01             F          240,000.00         ZZ
                                         360        239,854.60          1
                                       8.500          1,845.40        100
                                       8.250          1,845.40
    SILVER SPRING    MD   20905          1            06/29/01         23
    0433033867                           05           08/01/01          0
    18525154                             O            07/01/31
    0
1




    4996035          E45/G01             F          157,262.00         ZZ
                                         360        157,173.83          1
                                       8.875          1,251.25        100
                                       8.625          1,251.25
    ORLANDO          FL   32837          1            06/22/01         23
    0432998862                           03           08/01/01          0
    139334                               O            07/01/31
    0


    4996074          147/G01             F           96,193.00         ZZ
                                         360         96,090.23          1
                                       9.125            782.66        107
                                       8.875            782.66
    FORT MYERS       FL   33908          1            05/30/01         23
    0432906618                           05           07/01/01          0
    10421692                             O            06/01/31
    0


    4996238          R65/G01             F          193,750.00         ZZ
                                         360        193,558.63          1
                                       9.500          1,629.16         95
                                       9.250          1,629.16
    LAS VEGAS        NV   89123          1            05/22/01         23
    0432921724                           05           07/01/01          0
    20012513                             O            06/01/31
    0


    4996447          J95/G01             F          130,040.00         ZZ
                                         360        129,961.22          1
                                       8.500            999.90        103
                                       8.250            999.90
    NEW ATHENS       IL   62264          1            06/27/01         23
    0433024890                           05           08/01/01          0
    0027196112                           O            07/01/31
    0


    4996628          E47/G01             F          137,600.00         ZZ
                                         360        137,518.76          1
                                       8.625          1,070.24        107
                                       8.375          1,070.24
    SIOUX CITY       IA   51103          5            06/22/01         23
    0432991719                           05           08/01/01          0
    4325361426                           O            07/01/31
    0


    4996867          808/G01             F          369,500.00         ZZ
                                         360        369,287.41          1
1


                                       8.750          2,906.86        106
                                       8.500          2,906.86
    ENCINITAS        CA   92007          1            06/22/01         23
    0432989812                           09           08/01/01          0
    9319569                              O            07/01/31
    0


    4997554          J95/G01             F          127,500.00         ZZ
                                         360        127,424.72          1
                                       8.625            991.69        100
                                       8.375            991.69
    EUGENE           OR   97405          1            06/26/01         23
    0433019494                           03           08/01/01          0
    27214089                             O            07/01/31
    0


    4998541          B57/G01             F          190,000.00         ZZ
                                         360        189,898.89          1
                                       9.125          1,545.90         95
                                       8.875          1,545.90
    GARDEN GROVE     CA   92843          1            06/25/01         11
    0433024288                           05           08/01/01         30
    2114130                              O            07/01/31
    0


    4998910          K15/G01             F          126,800.00         ZZ
                                         360        126,761.65          1
                                      11.750          1,279.93        102
                                      11.500          1,279.93
    STOCKTON         CA   95210          5            06/26/01         23
    0432997526                           05           08/01/01          0
    0266005303143                        O            07/01/31
    0


    4998919          147/G01             F          120,000.00         ZZ
                                         360        119,940.97          1
                                       9.500          1,009.03        100
                                       9.250          1,009.03
    CHARLOTTE        NC   28269          1            06/27/01         23
    0433012788                           05           08/01/01          0
    10424829                             O            07/01/31
    0


    4999995          U62/G01             F           70,300.00         ZZ
                                         360         70,220.89          1
                                       8.875            559.34         95
                                       8.625            559.34
    GREENWOOD        IN   46143          1            05/23/01         23
    0432911758                           05           07/01/01          0
1


    2001250385                           N            06/01/31
    0


    5000255          U62/G01             F           42,225.00         ZZ
                                         360         42,209.52          1
                                      10.875            398.14        103
                                      10.625            398.14
    LEXINGTON        TN   38351          1            06/11/01         23
    0432905156                           05           08/01/01          0
    2001248498                           O            07/01/31
    0


    5000685          U59/G01             F          171,093.00         ZZ
                                         360        171,011.03          1
                                       9.625          1,454.28        107
                                       9.375          1,454.28
    LONDONDERRY      NH   03053          1            06/28/01         23
    0432998342                           01           08/01/01          0
    800867051                            O            07/01/31
    0


    5000843          U62/G01             F          119,480.00         ZZ
                                         360        119,425.72          1
                                       9.875          1,037.50        103
                                       9.625          1,037.50
    OROFINO          ID   83544          2            06/12/01         23
    0432906923                           05           08/01/01          0
    2001254029                           O            07/01/31
    0


    5001209          E22/G01             F          146,850.00         ZZ
                                         360        146,799.05          1
                                      11.125          1,412.37        100
                                      10.875          1,412.37
    FONTANA          CA   92337          1            06/13/01         23
    0412448003                           05           08/01/01          0
    0412448003                           O            07/01/31
    0


    5001230          E22/G01             F          268,000.00         ZZ
                                         360        267,735.31          1
                                       9.500          2,253.49        100
                                       9.250          2,253.49
    PALATINE         IL   60067          1            05/18/01         23
    0412641409                           05           07/01/01          0
    0412641409                           O            06/01/31
    0


1


    5001249          E22/G01             F          143,380.00         ZZ
                                         360        143,305.67          1
                                       9.250          1,179.55        107
                                       8.750          1,179.55
    LAKE WORTH       FL   33463          1            06/20/01         23
    0412668915                           03           08/01/01          0
    0412668915                           O            07/01/31
    0


    5001250          E22/G01             F          285,900.00         ZZ
                                         360        285,739.72          1
                                       8.875          2,274.75        107
                                       8.375          2,274.75
    SALINAS          CA   93906          1            06/14/01         23
    0412670499                           05           08/01/01          0
    0412670499                           O            07/01/31
    0


    5001270          E22/G01             F          120,000.00         ZZ
                                         360        119,936.14          1
                                       9.125            976.36        100
                                       8.875            976.36
    AZUSA            CA   91702          1            06/07/01         23
    0412688574                           01           08/01/01          0
    0412688574                           O            07/01/31
    0


    5001289          E22/G01             F          162,500.00         ZZ
                                         360        162,408.90          1
                                       8.875          1,292.92        107
                                       8.375          1,292.92
    DAYTON           NV   89403          1            06/08/01         23
    0412698136                           03           08/01/01          0
    0412698136                           O            07/01/31
    0


    5001328          E22/G01             F           93,777.00         ZZ
                                         360         93,725.78          1
                                       9.000            754.55        107
                                       8.750            754.55
    SPRING           TX   77381          1            06/22/01         23
    0412716193                           03           08/01/01          0
    0412716193                           O            07/01/31
    0


    5001331          E22/G01             F          250,000.00         ZZ
                                         360        249,370.39          1
                                       9.250          2,056.69        100
                                       8.750          2,056.69
1


    JUPITER          FL   33477          1            06/21/01         23
    0412718603                           03           08/01/01          0
    0412718603                           O            07/01/31
    0


    5001346          E22/G01             F           70,000.00         ZZ
                                         360         69,978.24          1
                                      11.625            699.89        103
                                      11.375            699.89
    SANTA FE         TX   77517          1            06/20/01         23
    0412723397                           05           08/01/01          0
    0412723397                           O            07/01/31
    0


    5001354          E22/G01             F          143,685.00         ZZ
                                         360        143,629.42          1
                                      10.625          1,327.79        103
                                      10.375          1,327.79
    FAIRFIELD        CA   94533          1            06/12/01         23
    0412724791                           05           08/01/01          0
    0412724791                           O            07/01/31
    0


    5001365          E22/G01             F           86,450.00         ZZ
                                         360         86,406.34          1
                                       9.375            719.05         95
                                       9.125            719.05
    EAST POINTE      MI   48021          1            06/21/01         23
    0412731952                           05           08/01/01          0
    0412731952                           N            07/01/31
    0


    5001371          E22/G01             F          181,000.00         ZZ
                                         360        180,898.53          1
                                       8.875          1,440.12        107
                                       8.375          1,440.12
    CAPE CORAL       FL   33993          2            06/15/01         23
    0412733198                           05           08/01/01          0
    0412733198                           O            07/01/31
    0


    5001397          E22/G01             F          159,500.00         ZZ
                                         360        159,408.23          1
                                       8.750          1,254.79        105
                                       8.250          1,254.79
    CARSON CITY      NV   89701          1            06/19/01         23
    0412743312                           05           08/01/01          0
    0412743312                           O            07/01/31
    0
1




    5001402          E22/G01             F          199,450.00         ZZ
                                         360        199,356.95          1
                                       9.750          1,713.58        100
                                       9.250          1,713.58
    ST. FRANCISVILL  LA   70775          1            06/21/01         23
    0412744864                           05           08/01/01          0
    0412744864                           O            07/01/31
    0


    5001405          E22/G01             F          146,985.00         ZZ
                                         360        146,893.64          1
                                       8.375          1,117.19        100
                                       7.875          1,117.19
    SPOKANE          WA   99212          1            06/20/01         23
    0412747461                           05           08/01/01          0
    0412747461                           O            07/01/31
    0


    5001411          E22/G01             F          147,290.00         ZZ
                                         360        147,254.37          1
                                      12.750          1,600.59        103
                                      12.250          1,600.59
    EDMOND           OK   73013          1            06/21/01         23
    0412750812                           03           08/01/01          0
    0412750812                           O            07/01/31
    0


    5001425          E22/G01             F          192,500.00         ZZ
                                         360        192,392.08          1
                                       8.875          1,531.62        100
                                       8.625          1,531.62
    DENNIS           MA   02660          1            06/22/01         23
    0412758666                           05           08/01/01          0
    0412758666                           O            07/01/31
    0


    5001723          808/G01             F          327,500.00         ZZ
                                         360        327,306.64          1
                                       8.625          2,547.27        103
                                       8.375          2,547.27
    ANAHEIM          CA   92807          1            06/18/01         23
    0432971240                           01           08/01/01          0
    9319617                              O            07/01/31
    0


    5002065          U59/G01             F           46,000.00         ZZ
                                         360         45,977.37          1
1


                                       9.500            386.80        100
                                       9.250            386.80
    CORAL SPRINGS    FL   33065          1            06/29/01         23
    0432997054                           01           08/01/01          0
    800869115                            O            07/01/31
    0


    5002452          642/G01             F          233,810.00         ZZ
                                         360        233,719.56          1
                                      10.625          2,160.63        103
                                      10.375          2,160.63
    SILVER SPRING    MD   20904          5            06/22/01         23
    0433016615                           05           08/01/01          0
    05052101                             O            07/01/31
    0


    5002506          253/G01             F          253,250.00         ZZ
                                         360        253,250.00          1
                                       8.500          1,947.28        103
                                       8.250          1,947.28
    DENTON           TX   76205          1            07/09/01         23
    0433015443                           05           09/01/01          0
    966901                               O            08/01/31
    0


    5002693          Q64/G01             F          110,100.00         ZZ
                                         360        110,033.29          1
                                       8.500            846.58        107
                                       8.250            846.58
    WEST PALM BEACH  FL   33417          1            06/15/01         23
    0432925543                           05           08/01/01          0
    0101944304                           O            07/01/31
    0


    5003254          737/G01             F          194,650.00         ZZ
                                         360        194,650.00          1
                                       8.875          1,548.72        103
                                       8.625          1,548.72
    SCOTTSDALE       AZ   85250          1            07/12/01         23
    0433010865                           05           09/01/01          0
    2029060                              O            08/01/31
    0


    5004094          E47/G01             F          203,300.00         ZZ
                                         360        203,191.81          1
                                       9.125          1,654.12        107
                                       8.875          1,654.12
    WESTMINSTER      CO   80031          5            06/26/01         23
    0432996304                           05           08/01/01          0
1


    4325596426                           O            07/01/31
    0


    5004864          700/G01             F          193,200.00         ZZ
                                         360        193,097.19          1
                                       9.125          1,571.94         99
                                       8.875          1,571.94
    LAS VEGAS        NV   89135          5            06/12/01         23
    0432991792                           05           08/01/01          0
    00259647                             O            07/01/31
    0


    5005138          948/G01             F          289,950.00         ZZ
                                         360        289,803.57          1
                                       9.375          2,411.66        100
                                       9.125          2,411.66
    SUMNER           WA   98390          1            06/28/01         23
    0433015518                           05           08/01/01          0
    60626                                O            07/01/31
    0


    5005154          N46/G01             F           90,755.00         ZZ
                                         360         90,755.00          1
                                       8.875            722.09        106
                                       8.625            722.09
    STANFORD         KY   40484          1            07/06/01         23
    0433004272                           05           09/01/01          0
    102924                               O            08/01/31
    0


    5005267          K15/G01             F          103,700.00         ZZ
                                         360        103,667.76          1
                                      11.625          1,036.83        103
                                      11.375          1,036.83
    GALLATIN         TN   37066          5            06/26/01         23
    0432943751                           05           08/01/01          0
    002905302214                         O            07/01/31
    0


    5005789          561/G01             F          212,850.00         ZZ
                                         360        212,645.23          1
                                       9.625          1,809.21         99
                                       9.375          1,809.21
    SALISBURY        MD   21804          1            06/01/01         23
    0432927598                           05           07/01/01          0
    18609982                             O            06/01/31
    0


1


    5006231          964/G01             F          158,000.00         ZZ
                                         360        157,926.29          1
                                       9.750          1,357.46        100
                                       9.500          1,357.46
    SCOTTSDALE       AZ   85250          1            06/26/01         23
    0432970721                           09           08/01/01          0
    123730                               O            07/01/31
    0


    5006463          E47/G01             F          145,520.00         ZZ
                                         360        145,450.28          1
                                       9.625          1,236.91        107
                                       9.375          1,236.91
    MILWAUKIE        OR   97222          1            06/25/01         23
    0433019296                           05           08/01/01          0
    4325143426                           O            07/01/31
    0


    5006631          U05/G01             F          210,790.00         ZZ
                                         360        210,674.87          1
                                       9.000          1,696.06        107
                                       8.750          1,696.06
    LOS ANGELES      CA   90047          5            06/19/01         23
    0433003886                           05           08/01/01          0
    3138724                              O            07/01/31
    0


    5006750          S02/G01             F          222,025.00         ZZ
                                         360        221,897.26          1
                                       8.750          1,746.67        107
                                       8.500          1,746.67
    SUNLAND          CA   91040          1            06/26/01         23
    0432970598                           05           08/01/01          0
    01106149                             O            07/01/31
    0


    5007644          E22/G01             F          324,500.00         ZZ
                                         360        324,336.13          1
                                       9.375          2,699.03        105
                                       9.125          2,699.03
    WEST HOLLYWOOD   CA   90046          1            06/05/01         23
    0412647737                           05           08/01/01          0
    0412647737                           O            07/01/31
    0


    5007648          E22/G01             F          174,050.00         ZZ
                                         360        173,970.93          1
                                       9.875          1,511.36        103
                                       9.625          1,511.36
1


    SAN ANTONIO      TX   78230          1            06/25/01         23
    0412655532                           03           08/01/01          0
    0412655532                           O            07/01/31
    0


    5007677          E22/G01             F          221,500.00         ZZ
                                         360        221,393.88          1
                                       9.625          1,882.73        100
                                       9.375          1,882.73
    LYNNWOOD         WA   98036          1            06/06/01         23
    0412700155                           05           08/01/01          0
    0412700155                           O            07/01/31
    0


    5007679          E22/G01             F          107,650.00         ZZ
                                         360        107,595.64          1
                                       9.375            895.38        100
                                       9.125            895.38
    GREENVILLE       SC   29607          1            06/20/01         23
    0412704322                           05           08/01/01          0
    0412704322                           O            07/01/31
    0


    5007700          E22/G01             F           48,500.00         ZZ
                                         360         48,478.55          1
                                      10.000            425.62        100
                                       9.500            425.62
    WEST PALM BEACH  FL   33407          1            06/25/01         23
    0412721656                           07           08/01/01          0
    0412721656                           O            07/01/31
    0


    5007703          E22/G01             F           99,500.00         ZZ
                                         360         99,399.72          1
                                       8.500            765.07        107
                                       8.000            765.07
    SARASOTA         FL   34233          1            06/25/01         23
    0412727372                           05           08/01/01          0
    0412727372                           O            07/01/31
    0


    5007715          E22/G01             F          173,400.00         ZZ
                                         360        173,314.71          1
                                       9.500          1,458.04        106
                                       9.250          1,458.04
    FAIRBANKS        AK   99712          1            06/18/01         23
    0412735953                           05           08/01/01          0
    0412735953                           O            07/01/31
    0
1




    5007725          E22/G01             F          288,900.00         ZZ
                                         360        288,724.98          1
                                       8.500          2,221.39        107
                                       8.000          2,221.39
    SAN LEANDRO      CA   94578          1            06/13/01         23
    0412745093                           05           08/01/01          0
    0412745093                           O            07/01/31
    0


    5007729          E22/G01             F           69,500.00         ZZ
                                         360         69,460.01          1
                                       8.750            546.76        107
                                       8.250            546.76
    AMARILLO         TX   79106          1            06/22/01         23
    0412747941                           05           08/01/01          0
    0412747941                           O            07/01/31
    0


    5007737          E22/G01             F           90,500.00         ZZ
                                         360         90,450.87          1
                                       9.125            736.34        106
                                       8.875            736.34
    JACKSON          MI   49203          1            06/25/01         23
    0412752743                           05           08/01/01          0
    0412752743                           O            07/01/31
    0


    5007740          E22/G01             F          193,000.00         ZZ
                                         360        192,888.96          1
                                       8.750          1,518.33        105
                                       8.500          1,518.33
    ANTELOPE         CA   95843          1            06/20/01         23
    0412754103                           05           08/01/01          0
    0412754103                           O            07/01/31
    0


    5007747          E22/G01             F          255,000.00         ZZ
                                         360        254,853.29          1
                                       8.750          2,006.09        100
                                       8.250          2,006.09
    HOUSTON          TX   77079          1            06/25/01         23
    0412762676                           03           08/01/01          0
    0412762676                           O            07/01/31
    0


    5007754          E22/G01             F          265,850.00         ZZ
                                         360        265,729.22          1
1


                                       9.875          2,308.50        100
                                       9.625          2,308.50
    AUSTIN           TX   78759          1            06/25/01         23
    0412771396                           03           08/01/01          0
    0412771396                           O            07/01/31
    0


    5012151          737/G01             F          118,750.00         ZZ
                                         360        118,690.03          1
                                       9.375            987.70         95
                                       9.125            987.70
    GLENDALE         AZ   85308          1            06/26/01         23
    0433008232                           05           08/01/01          0
    2010092                              N            07/01/31
    0


    5012400          642/G01             F           74,600.00         ZZ
                                         360         74,568.72          1
                                      10.250            668.49        103
                                      10.000            668.49
    TARKIO           MO   64491          5            06/13/01         23
    0432914968                           05           08/01/01          0
    05100001                             O            07/01/31
    0


    5015266          R49/G01             F          266,770.00         ZZ
                                         360        266,340.85          1
                                       9.125          2,170.53        103
                                       8.875          2,170.53
    STEILACOOM       WA   98388          1            04/25/01         23
    0432910552                           05           06/01/01          0
    9708548                              O            05/01/31
    0


    5016051          E22/G01             F           41,300.00         ZZ
                                         360         41,199.45          1
                                       9.625            351.05         95
                                       9.375            351.05
    CHICAGO HEIGHTS  IL   60411          1            02/28/01         23
    0412419541                           05           04/01/01          0
    0412419541                           N            03/01/31
    0


    5016060          E22/G01             F          124,050.00         ZZ
                                         360        123,985.69          1
                                       9.250          1,020.53        107
                                       8.750          1,020.53
    NORTH LAS VEGAS  NV   89030          1            06/15/01         23
    0412639411                           05           08/01/01          0
1


    0412639411                           O            07/01/31
    0


    5016069          E22/G01             F           64,200.00         ZZ
                                         360         64,167.58          1
                                       9.375            533.98        107
                                       8.875            533.98
    MESQUITE         TX   75149          1            06/26/01         23
    0412693244                           09           08/01/01          0
    0412693244                           O            07/01/31
    0


    5016073          E22/G01             F          223,000.00         ZZ
                                         360        222,916.05          1
                                      10.750          2,081.66        100
                                      10.250          2,081.66
    OKLAHOMA CITY    OK   73128          1            06/26/01         23
    0412700601                           05           08/01/01          0
    0412700601                           O            07/01/31
    0


    5016079          E22/G01             F           88,580.00         ZZ
                                         360         88,541.84          1
                                      10.125            785.55        102
                                       9.625            785.55
    FRESNO           CA   93727          5            06/04/01         23
    0412708190                           05           08/01/01          0
    0412708190                           O            07/01/31
    0


    5016088          E22/G01             F          104,500.00         ZZ
                                         360        104,457.34          2
                                      10.375            946.15        103
                                      10.125            946.15
    DETROIT          MI   48228          1            06/26/01         23
    0412719585                           05           08/01/01          0
    0412719585                           O            07/01/31
    0


    5016101          E22/G01             F          300,000.00         ZZ
                                         360        299,831.82          1
                                       8.875          2,386.93        102
                                       8.375          2,386.93
    SACRAMENTO       CA   95822          1            06/20/01         23
    0412735169                           05           08/01/01          0
    0412735169                           O            07/01/31
    0


1


    5016113          E22/G01             F           78,100.00         ZZ
                                         360         78,059.51          1
                                       9.250            642.51        107
                                       9.000            642.51
    MUSKEGON         MI   49442          1            06/26/01         23
    0412748097                           05           08/01/01          0
    0412748097                           O            07/01/31
    0


    5016114          E22/G01             F          267,000.00         ZZ
                                         360        266,861.58          1
                                       9.250          2,196.54        100
                                       9.000          2,196.54
    DANVILLE         CA   94526          1            06/22/01         23
    0412750786                           01           08/01/01          0
    0412750788                           O            07/01/31
    0


    5016121          E22/G01             F           77,500.00         ZZ
                                         360         77,467.50          1
                                      10.250            694.48        100
                                      10.000            694.48
    KATY             TX   77449          1            06/25/01         23
    0412757155                           03           08/01/01          0
    0412757155                           O            07/01/31
    0


    5016127          E22/G01             F          285,000.00         ZZ
                                         360        284,856.07          2
                                       9.375          2,370.49         95
                                       9.125          2,370.49
    BELLEVUE         WA   98007          1            06/21/01         23
    0412763575                           05           08/01/01          0
    0412763575                           N            07/01/31
    0


    5016131          E22/G01             F          148,000.00         ZZ
                                         360        147,921.24          1
                                       9.125          1,204.18        107
                                       8.875          1,204.18
    MORETOWN         VT   05660          1            06/25/01         23
    0412767543                           05           08/01/01          0
    0412767543                           O            07/01/31
    0


    5016139          E22/G01             F          153,500.00         ZZ
                                         360        153,411.68          1
                                       8.750          1,207.59         95
                                       8.500          1,207.59
1


    FRISCO           TX   75035          1            06/26/01         23
    0412774432                           09           08/01/01          0
    0412774432                           N            07/01/31
    0


    5016454          N74/G01             F          128,400.00         ZZ
                                         240        128,400.00          1
                                       9.375          1,186.40        107
                                       9.125          1,186.40
    BLUE SPRINGS     MO   64015          5            06/28/01         23
    0432993210                           05           09/01/01          0
    0029063010                           O            08/01/21
    0


    5016576          B57/G01             F          266,000.00         ZZ
                                         360        265,846.96          1
                                       8.750          2,092.62        100
                                       8.500          2,092.62
    SIMI VALLEY      CA   93065          1            06/11/01         23
    0432923399                           05           08/01/01          0
    2140253                              O            07/01/31
    0


    5016780          U05/G01             F           86,000.00         ZZ
                                         360         85,932.84          1
                                       9.250            707.50        100
                                       9.000            707.50
    DALLAS           TX   75249          1            06/12/01         23
    0432908499                           05           08/01/01          0
    3135810                              O            07/01/31
    0


    5017171          K15/G01             F          117,600.00         ZZ
                                         360        117,564.43          1
                                      11.750          1,187.07        103
                                      11.500          1,187.07
    LAS CRUCES       NM   88011          5            06/16/01         23
    0432903821                           05           08/01/01          0
    033505301574                         O            07/01/31
    0


    5017822          642/G01             F          278,200.00         ZZ
                                         360        278,055.78          1
                                       9.250          2,288.68        107
                                       9.000          2,288.68
    LONG BEACH       CA   90808          1            06/15/01         23
    0432986420                           05           08/01/01          0
    05075701                             O            07/01/31
    0
1




    5018090          664/G01             F           89,000.00         ZZ
                                         360         88,827.39          1
                                       9.625            756.49        100
                                       9.375            756.49
    TACOMA           WA   98407          1            03/03/01         23
    0432911618                           05           05/01/01          0
    0003774254                           O            04/01/31
    0


    5018159          U28/G01             F          164,000.00         ZZ
                                         360        163,905.64          1
                                       8.750          1,290.19        100
                                       8.500          1,290.19
    ATLANTA          GA   30318          1            06/15/01         23
    0433001245                           01           08/01/01          0
    ALEXANDER153036                      O            07/01/31
    0


    5019335          808/G01             F          131,325.00         ZZ
                                         360        131,263.73          1
                                       9.750          1,128.29        103
                                       9.500          1,128.29
    MODESTO          CA   95356          1            06/27/01         23
    0432990505                           05           08/01/01          0
    9422005                              O            07/01/31
    0


    5019522          G76/G01             F          110,000.00         ZZ
                                         360        109,947.30          1
                                       9.625            934.99        100
                                       9.375            934.99
    DECATUR          GA   30034          1            06/29/01         23
    0433016870                           05           08/01/01          0
    133633                               O            07/01/31
    0


    5019628          737/G01             F          108,300.00         ZZ
                                         360        108,248.12          1
                                       9.625            920.54         95
                                       9.375            920.54
    ROSWELL          GA   30076          1            06/27/01         23
    0432967156                           07           08/01/01          0
    2028729                              O            07/01/31
    0


    5020232          E45/G01             F          130,000.00         ZZ
                                         360        129,934.36          1
1


                                       9.375          1,081.27        100
                                       9.125          1,081.27
    EVANSTON         IL   60201          1            06/18/01         23
    0432970705                           05           08/01/01          0
    142656                               O            07/01/31
    0


    5020499          P29/G01             F           62,060.00         ZZ
                                         180         62,027.83          1
                                       9.250            510.55        107
                                       9.000            510.55
    WATERLOO         IA   50701          1            06/29/01         23
    0432992063                           05           08/01/01          0
    4911835                              O            07/01/16
    0


    5021096          N46/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
                                       8.750          1,730.74        107
                                       8.500          1,730.74
    RALEIGH          NC   27617          1            07/03/01         23
    0433004322                           03           09/01/01          0
    102695                               O            08/01/31
    0


    5021363          K15/G01             F           84,500.00         ZZ
                                         180         84,276.69          1
                                       9.000            857.06        107
                                       8.750            857.06
    DAVENPORT        IA   52802          5            06/26/01         23
    0432990679                           05           08/01/01          0
    339                                  O            07/01/16
    0


    5022810          N46/G01             F           53,550.00         ZZ
                                         360         53,550.00          1
                                      10.000            469.94        103
                                       9.750            469.94
    CHARLOTTE        NC   28208          1            07/11/01         23
    0433011392                           05           09/01/01          0
    200631                               O            08/01/31
    0


    5023586          964/G01             F          147,800.00         ZZ
                                         360        147,732.85          1
                                       9.875          1,283.42        103
                                       9.625          1,283.42
    HENDERSON        NV   89015          1            06/28/01         23
    0433034097                           05           08/01/01          0
1


    132059                               O            07/01/31
    0


    5023957          E22/G01             F          172,000.00         ZZ
                                         360        171,870.15          1
                                       8.875          1,368.51        105
                                       8.375          1,368.51
    MISSION HILLS    CA   91345          1            06/11/01         23
    0412576985                           05           08/01/01          0
    0412576985                           O            07/01/31
    0


    5023963          E22/G01             F          224,850.00         ZZ
                                         360        224,727.19          1
                                       9.000          1,809.19        103
                                       8.750          1,809.19
    ELK GROVE        CA   95758          2            06/12/01         23
    0412633141                           05           08/01/01          0
    0412633141                           O            07/01/31
    0


    5023975          E22/G01             F           40,780.00         ZZ
                                         360         40,761.48          1
                                       9.875            354.11        103
                                       9.625            354.11
    LINDENWOLD BORO  NJ   08021          1            06/27/01         23
    0412689499                           05           08/01/01          0
    0412689499                           O            07/01/31
    0


    5023978          E22/G01             F          106,954.00         ZZ
                                         360        106,885.80          1
                                       8.250            803.51        106
                                       8.000            803.51
    PLANO            TX   75075          1            06/27/01         23
    0412691487                           01           08/01/01          0
    0412691487                           O            07/01/31
    0


    5023980          E22/G01             F           65,270.00         ZZ
                                         360         65,237.89          1
                                       9.500            548.83        107
                                       9.000            548.83
    HYPOLUXO         FL   33462          1            06/27/01         23
    0412695512                           01           08/01/01          0
    0412695512                           O            07/01/31
    0


1


    5023988          E22/G01             F          102,700.00         ZZ
                                         360        102,643.90          1
                                       9.000            826.35        107
                                       8.750            826.35
    CINCINNATI       OH   45231          1            06/27/01         23
    0412704799                           05           08/01/01          0
    0412707499                           O            07/01/31
    0


    5024016          E22/G01             F          137,950.00         ZZ
                                         360        137,878.48          1
                                       9.250          1,134.88        100
                                       9.000          1,134.88
    KENNESAW         GA   30152          5            06/22/01         23
    0412743627                           03           08/01/01          0
    0412743627                           O            07/01/31
    0


    5024018          E22/G01             F          230,050.00         ZZ
                                         360        229,924.35          1
                                       9.000          1,851.03        107
                                       8.500          1,851.03
    WILSONVILLE      OR   97070          1            06/22/01         23
    0412745473                           03           08/01/01          0
    0412745473                           O            07/01/31
    0


    5024029          E22/G01             F          130,600.00         ZZ
                                         360        130,539.07          1
                                       9.750          1,122.06        103
                                       9.500          1,122.06
    WEST SACRAMENTO  CA   95691          1            06/20/01         23
    0412752560                           05           08/01/01          0
    0412752560                           O            07/01/31
    0


    5024032          E22/G01             F           47,500.00         ZZ
                                         360         47,475.38          1
                                       9.250            390.77         95
                                       9.000            390.77
    MEMPHIS          TN   38106          1            06/27/01         23
    0412755464                           05           08/01/01          0
    0412755464                           N            07/01/31
    0


    5024041          E22/G01             F          105,700.00         ZZ
                                         360        105,651.98          1
                                       9.875            917.84        100
                                       9.625            917.84
1


    GRAND HAVEN      MI   49417          1            06/27/01         23
    0412764250                           05           08/01/01          0
    0412764250                           O            07/01/31
    0


    5024091          E82/G01             F          150,000.00         ZZ
                                         360        149,926.22          1
                                       9.500          1,261.28        100
                                       9.250          1,261.28
    HIGH POINT       NC   27265          1            06/26/01         23
    0400450524                           03           08/01/01          0
    0400450524                           O            07/01/31
    0


    5024579          M43/G01             F          338,100.00         ZZ
                                         360        337,889.85          1
                                       8.375          2,569.81        105
                                       8.125          2,569.81
    BURKE            VA   22015          1            06/28/01         23
    0433009107                           05           08/01/01          0
    724820263                            O            07/01/31
    0


    5024850          K81/G01             F           85,000.00         ZZ
                                         360         84,959.28          1
                                       9.625            722.49         95
                                       9.375            722.49
    CORALVILLE       IA   52241          1            06/29/01         23
    0433007929                           05           08/01/01          0
    5700123                              O            07/01/31
    0


    5025464          808/G01             F          215,000.00         ZZ
                                         360        215,000.00          1
                                       9.250          1,768.76        100
                                       9.000          1,768.76
    CULVER CITY      CA   90230          1            07/06/01         23
    0433038478                           01           09/01/01          0
    9320092                              O            08/01/31
    0


    5025631          N46/G01             F          245,000.00         ZZ
                                         360        244,935.52          1
                                      12.375          2,591.04        100
                                      12.125          2,591.04
    CHARLOTTE        NC   28277          1            06/29/01         23
    0433010295                           03           08/01/01          0
    200623                               O            07/01/31
    0
1




    5027866          E87/G01             F          256,265.00         ZZ
                                         360        256,132.15          1
                                       9.250          2,108.23        107
                                       9.000          2,108.23
    OXNARD           CA   93035          1            06/26/01         23
    0432931285                           05           08/01/01          0
    70003585                             O            07/01/31
    0


    5028215          T17/G01             F           83,000.00         ZZ
                                         360         82,965.60          1
                                      10.375            751.49        100
                                      10.125            751.49
    BENSON           NC   27504          1            07/02/01         23
    0433035441                           05           08/01/01          0
    01060559                             O            07/01/31
    0


    5028539          U35/G01             F           69,010.00         ZZ
                                         360         68,981.06          1
                                      10.250            618.40        103
                                      10.000            618.40
    ELK MOUND        WI   54739          1            06/29/01         23
    0432967347                           05           08/01/01          0
    1                                    O            07/01/31
    0


    5028782          U35/G01             F          121,770.00         ZZ
                                         360        121,731.08          1
                                      11.500          1,205.88         99
                                      11.250          1,205.88
    OSHKOSH          WI   54904          1            06/29/01         23
    0432980621                           05           08/01/01          0
    4884658                              O            07/01/31
    0


    5029016          P87/G01             F          134,900.00         ZZ
                                         180        134,900.00          1
                                       9.250          1,109.79         95
                                       9.000          1,109.79
    LAKE GENEVA      WI   53147          1            07/17/01         23
    0433016664                           05           09/01/01          0
    HE31406                              O            08/01/16
    0


    5030711          G13/G01             F          174,800.00         ZZ
                                         360        174,726.69          1
1


                                      10.250          1,566.39        103
                                      10.000          1,566.39
    COPPELL          TX   75019          1            06/29/01         23
    0432961860                           03           08/01/01          0
    14131                                O            07/01/31
    0


    5030889          964/G01             F          212,930.00         ZZ
                                         360        212,807.49          1
                                       8.750          1,675.12        107
                                       8.500          1,675.12
    ANTELOPE         CA   95843          1            06/29/01         23
    0432996700                           05           08/01/01          0
    129375                               O            07/01/31
    0


    5031308          G52/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       9.250          1,028.34        100
                                       9.000          1,028.34
    TUCSON           AZ   85710          1            07/06/01         23
    0433031630                           05           09/01/01          0
    9700000358                           O            08/01/31
    0


    5032713          P48/G01             F          180,000.00         ZZ
                                         180        179,911.46          1
                                       9.500          1,513.54        100
                                       9.250          1,513.54
    MINNEAPOLIS      MN   55412          1            06/29/01         23
    0432972339                           05           08/01/01          0
    5030297                              O            07/01/16
    0


    5033353          737/G01             F           72,000.00         ZZ
                                         360         72,000.00          1
                                       9.625            611.99        100
                                       9.375            611.99
    PHOENIX          AZ   85006          1            07/05/01         23
    0433002201                           05           09/01/01          0
    2029757                              O            08/01/31
    0


    5033568          E82/G01             F          133,700.00         ZZ
                                         360        133,632.48          1
                                       9.375          1,112.05        107
                                       9.125          1,112.05
    CARMEL           NY   10512          1            06/28/01         23
    0400434916                           01           08/01/01          0
1


    0400434916                           O            07/01/31
    0


    5033747          642/G01             F          109,180.00         ZZ
                                         360        109,134.22          1
                                      10.250            978.36        103
                                      10.000            978.36
    CHESAPEAKE       VA   23320          1            06/22/01         23
    0433018850                           05           08/01/01          0
    05064301                             O            07/01/31
    0


    5033827          E22/G01             F          193,650.00         ZZ
                                         360        192,508.55          1
                                       9.125          1,575.60        107
                                       8.875          1,575.60
    CHULA VISTA      CA   91913          1            06/19/01         23
    0412668873                           01           08/01/01          0
    0412668873                           O            07/01/31
    0


    5033836          E22/G01             F           21,400.00         ZZ
                                         360         21,389.75          1
                                       9.625            181.90        107
                                       9.375            181.90
    COVINGTON        LA   70433          1            06/28/01         23
    0412693889                           05           08/01/01          0
    0412693889                           O            07/01/31
    0


    5033846          E22/G01             F          211,800.00         ZZ
                                         360        211,684.31          1
                                       9.000          1,704.19        100
                                       8.750          1,704.19
    SHAWNEE MISSION  KS   66223          1            06/28/01         23
    0412715302                           05           08/01/01          0
    0412715302                           O            07/01/31
    0


    5033850          E22/G01             F          127,000.00         ZZ
                                         360        126,935.87          1
                                       9.375          1,056.32        100
                                       8.875          1,056.32
    CANOGA PARK      CA   91303          1            06/26/01         23
    0412716698                           01           08/01/01          0
    0412716698                           O            07/01/31
    0


1


    5033852          E22/G01             F          137,450.00         ZZ
                                         360        137,387.55          1
                                       9.875          1,193.55        100
                                       9.625          1,193.55
    AUSTIN           TX   78758          1            06/28/01         23
    0412720245                           05           08/01/01          0
    0412720245                           O            07/01/31
    0


    5033855          E22/G01             F           75,100.00         ZZ
                                         360         75,068.51          1
                                      10.250            672.97        103
                                      10.000            672.97
    CARLSBAD         NM   88220          1            06/28/01         23
    0412723645                           05           08/01/01          0
    0412723645                           O            07/01/31
    0


    5033863          E22/G01             F          153,950.00         ZZ
                                         360        153,885.44          2
                                      10.250          1,379.55        100
                                      10.000          1,379.55
    CHICAGO          IL   60623          1            06/28/01         23
    0412730038                           05           08/01/01          0
    0412730038                           O            07/01/31
    0


    5033866          E22/G01             F          100,700.00         ZZ
                                         360        100,647.80          1
                                       9.250            828.43         95
                                       8.750            828.43
    CRESWELL         OR   97426          1            06/22/01         23
    0412735649                           05           08/01/01          0
    0412735649                           N            07/01/31
    0


    5033867          E22/G01             F           65,270.00         ZZ
                                         360         65,237.04          1
                                       9.375            542.88        107
                                       8.875            542.88
    PENSACOLA        FL   32507          1            06/28/01         23
    0412737645                           05           08/01/01          0
    0412737645                           O            07/01/31
    0


    5033876          E22/G01             F           74,250.00         ZZ
                                         360         74,212.51          1
                                       9.375            617.57        100
                                       9.125            617.57
1


    STANTON          IA   51573          1            06/28/01         23
    0412747842                           05           08/01/01          0
    0412747842                           O            07/01/31
    0


    5033881          E22/G01             F          248,955.00         ZZ
                                         360        248,829.28          1
                                       9.375          2,070.68        100
                                       8.875          2,070.68
    FREMONT          CA   94536          1            06/25/01         23
    0412754079                           01           08/01/01          0
    0412754079                           O            07/01/31
    0


    5033884          E22/G01             F          219,500.00         ZZ
                                         360        219,440.60          1
                                      12.250          2,300.13        100
                                      11.750          2,300.13
    SOUTHGATE        MI   48195          1            06/28/01         23
    0412758120                           05           08/01/01          0
    0412758120                           O            07/01/31
    0


    5033895          E22/G01             F           69,000.00         ZZ
                                         360         68,965.15          1
                                       9.375            573.91        100
                                       8.875            573.91
    DALLAS           TX   75217          1            06/27/01         23
    0412767725                           05           08/01/01          0
    0412767725                           O            07/01/31
    0


    5033898          E22/G01             F           84,850.00         ZZ
                                         360         84,803.66          1
                                       9.000            682.72        100
                                       8.500            682.72
    SPRING           TX   77373          1            06/22/01         23
    0412768921                           03           08/01/01          0
    0412768921                           O            07/01/31
    0


    5033905          E22/G01             F          183,000.00         ZZ
                                         360        182,897.41          1
                                       8.875          1,456.03        100
                                       8.375          1,456.03
    MEMPHIS          TN   38117          1            06/28/01         23
    0412774473                           05           08/01/01          0
    0412774473                           O            07/01/31
    0
1




    5033911          E22/G01             F          129,780.00         ZZ
                                         360        129,710.94          1
                                       9.125          1,055.93        103
                                       8.875          1,055.93
    ROUND ROCK       TX   78664          1            06/28/01         23
    0412780876                           03           08/01/01          0
    0412780876                           O            07/01/31
    0


    5033917          E22/G01             F          168,900.00         ZZ
                                         360        168,819.09          1
                                       9.625          1,435.63        103
                                       9.375          1,435.63
    PLANO            TX   75025          1            06/28/01         23
    0412788846                           05           08/01/01          0
    0412788846                           O            07/01/31
    0


    5033920          N67/G01             F           50,000.00         ZZ
                                         360         49,974.76          1
                                       9.375            415.87        100
                                       9.125            415.87
    DILLON           MT   59725          1            06/18/01         23
    0432909794                           05           08/01/01          0
    1160004282                           O            07/01/31
    0


    5034406          940/G01             F          171,273.00         ZZ
                                         360        171,273.00          1
                                       8.125          1,271.70        104
                                       7.875          1,271.70
    VICTORVILLE      CA   92392          1            07/06/01         23
    0432991974                           03           09/01/01          0
    65010202                             O            08/01/31
    0


    5034808          W09/G01             F           28,840.00         ZZ
                                         180         28,816.97          1
                                      10.500            263.82        103
                                      10.250            263.82
    SPRINGFIELD      OH   45505          1            06/29/01         23
    0433011848                           05           07/29/01          0
    20016775                             O            06/29/16
    0


    5036306          U59/G01             F           70,620.00         ZZ
                                         360         70,582.42          1
1


                                       9.125            574.59        107
                                       8.875            574.59
    MIAMI            FL   33176          1            07/17/01         23
    0433016060                           01           08/17/01          0
    800867453                            O            07/17/31
    0


    5037312          G75/G01             F           79,500.00         ZZ
                                         360         79,500.00          1
                                       8.500            611.29        106
                                       8.250            611.29
    KNOXVILLE        TN   37912          1            07/11/01         23
    0433009198                           05           09/01/01          0
    04405759                             O            08/01/31
    0


    5039438          N67/G01             F          135,950.00         ZZ
                                         360        135,891.44          1
                                      10.125          1,205.64        103
                                       9.875          1,205.64
    ST GEORGE        UT   84790          1            06/15/01         23
    0432909695                           05           08/01/01          0
    1160004404                           O            07/01/31
    0


    5041039          642/G01             F          141,850.00         ZZ
                                         360        141,768.39          1
                                       8.750          1,115.93        106
                                       8.500          1,115.93
    LYNWOOD          IL   60411          1            06/19/01         23
    0432915015                           05           08/01/01          0
    04176401                             O            07/01/31
    0


    5042226          U59/G01             F          118,900.00         ZZ
                                         360        118,854.00          1
                                      10.625          1,098.76        100
                                      10.375          1,098.76
    ASHEVILLE        NC   28806          1            07/03/01         23
    0433004595                           05           08/03/01          0
    800866337                            O            07/03/31
    0


    5043873          Q64/G01             F          111,500.00         ZZ
                                         360        111,447.98          1
                                       9.750            957.96        100
                                       9.500            957.96
    DECATUR          GA   30032          2            06/15/01         23
    0432998573                           05           08/01/01          0
1


    0102065307                           O            07/01/31
    0


    5043929          642/G01             F           66,150.00         ZZ
                                         360         66,114.80          1
                                       9.125            538.22        105
                                       8.875            538.22
    WASHINGTON       IL   61571          1            06/21/01         23
    0432931889                           05           08/01/01          0
    04140801                             O            07/01/31
    0


    5044050          642/G01             F           81,320.00         ZZ
                                         360         81,276.72          1
                                       9.125            661.65        107
                                       8.875            661.65
    GRAND RAPIDS     MI   49506          1            06/21/01         23
    0432986495                           05           08/01/01          0
    05094801                             O            07/01/31
    0


    5044054          642/G01             F           50,290.00         ZZ
                                         360         50,263.93          1
                                       9.250            413.72        107
                                       9.000            413.72
    MURRAY           KY   42071          1            06/22/01         23
    0432966026                           05           08/01/01          0
    06129201                             O            07/01/31
    0


    5044106          Q64/G01             F           96,500.00         ZZ
                                         360         96,452.53          1
                                       9.500            811.43        100
                                       9.250            811.43
    DOUGLASVILLE     GA   30135          1            06/18/01         23
    0432955375                           05           08/01/01          0
    0102049905                           O            07/01/31
    0


    5044429          N67/G01             F           33,250.00         ZZ
                                         360         33,234.07          1
                                       9.625            282.62         95
                                       9.375            282.62
    CENTER POINT     TX   78010          1            06/13/01         23
    0432952729                           05           08/01/01          0
    116000397                            N            07/01/31
    0


1


    5047697          B28/G01             F          103,350.00         ZZ
                                         360        103,350.00          1
                                       9.125            840.89        107
                                       8.875            840.89
    WATERFORD        CA   95386          1            07/10/01         23
    0433024932                           05           09/01/01          0
    0106280038                           O            08/01/31
    0


    5047964          642/G01             F          175,000.00         ZZ
                                         180        174,558.03          1
                                       9.500          1,827.39        105
                                       9.250          1,827.39
    BALTIMORE        MD   21221          2            06/21/01         23
    0432932366                           05           08/01/01          0
    05096301                             O            07/01/16
    0


    5048337          642/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                      10.250          1,384.48        103
                                      10.000          1,384.48
    WOODBRIDGE       VA   22191          5            07/03/01         23
    0433007994                           05           09/01/01          0
    05054101                             O            08/01/31
    0


    5049955          U28/G01             F          158,500.00         ZZ
                                         360        158,426.05          1
                                       9.750          1,361.76        103
                                       9.500          1,361.76
    DALLAS           GA   30132          1            07/03/01         23
    0432991552                           05           08/01/01          0
    1                                    O            07/01/31
    0


    5050998          L16/G01             F          161,500.00         ZZ
                                         360        161,414.05          1
                                       9.125          1,314.02        100
                                       8.875          1,314.02
    PAYSON           UT   84651          1            07/02/01         23
    0432995314                           05           08/01/01          0
    W0106203                             O            07/01/31
    0


    5052974          642/G01             F           68,900.00         ZZ
                                         360         68,900.00          1
                                       9.625            585.64        106
                                       9.375            585.64
1


    DELTA            UT   84624          5            07/02/01         23
    0433002532                           05           09/01/01          0
    06186101                             O            08/01/31
    0


    5053299          J95/G01             F          161,100.00         ZZ
                                         360        161,100.00          1
                                       8.750          1,267.37        100
                                       8.500          1,267.37
    PEORIA           AZ   85382          1            07/03/01         23
    0433033537                           05           09/01/01          0
    0022705289                           O            08/01/31
    0


    5053765          E22/G01             F          150,500.00         ZZ
                                         360        150,421.97          2
                                       9.250          1,238.13        100
                                       9.000          1,238.13
    CINCINNATI       OH   45226          5            06/25/01         23
    0412589335                           05           08/01/01          0
    0412589335                           O            07/01/31
    0


    5053777          E22/G01             F          105,100.00         ZZ
                                         360        105,041.08          1
                                       8.875            836.22        100
                                       8.625            836.22
    CANYON LAKE      CA   92587          2            06/21/01         23
    0412660821                           05           08/01/01          0
    0412660821                           O            07/01/31
    0


    5053789          E22/G01             F           71,050.00         ZZ
                                         360         71,016.05          1
                                       9.875            616.96        103
                                       9.625            616.96
    DULUTH           MN   55807          1            06/29/01         23
    0412672842                           05           08/01/01          0
    0412672842                           O            07/01/31
    0


    5053797          E22/G01             F           83,400.00         ZZ
                                         360         83,356.76          1
                                       9.250            686.11        103
                                       9.000            686.11
    SOMERSWORTH      NH   03878          1            06/29/01         23
    0412685497                           05           08/01/01          0
    0412685497                           O            07/01/31
    0
1




    5053804          E22/G01             F          188,450.00         ZZ
                                         360        187,853.71          1
                                       9.625          1,601.81        100
                                       9.375          1,601.81
    WILEY FORD       WV   26767          1            06/29/01         23
    0412691578                           05           08/01/01          0
    0412691578                           O            07/01/31
    0


    5053805          E22/G01             F           44,500.00         ZZ
                                         360         44,442.81          1
                                       9.375            370.13         99
                                       9.125            370.13
    LIBERTY          KY   42539          1            06/29/01         23
    0412693210                           05           08/01/01          0
    0412693210                           O            07/01/31
    0


    5053817          E22/G01             F          254,249.00         ZZ
                                         360        254,098.89          1
                                       8.625          1,977.52        107
                                       8.125          1,977.52
    TEMECULA         CA   92591          1            06/22/01         23
    0412703175                           03           08/01/01          0
    0412703175                           O            07/01/31
    0


    5053822          E22/G01             F          112,500.00         ZZ
                                         360        112,441.68          1
                                       9.250            925.51        100
                                       8.750            925.51
    FT LAUDERDALE    FL   33312          1            06/29/01         23
    0412705915                           05           08/01/01          0
    0412705915                           O            07/01/31
    0


    5053824          E22/G01             F          175,000.00         ZZ
                                         360        174,906.87          1
                                       9.125          1,423.86        103
                                       8.875          1,423.86
    HAMBURG          MI   48000          1            06/29/01         23
    0412707820                           05           08/01/01          0
    0412707820                           O            07/01/31
    0


    5053825          E22/G01             F          131,868.00         ZZ
                                         360        131,804.83          1
1


                                       9.625          1,120.86        100
                                       9.375          1,120.86
    KENNEWICK        WA   99336          1            06/19/01         23
    0412708323                           03           08/01/01          0
    0412708323                           O            07/01/31
    0


    5053826          E22/G01             F          153,000.00         ZZ
                                         360        152,916.43          1
                                       9.000          1,231.07        100
                                       8.500          1,231.07
    RANCHO CUCAMONG  CA   91730          1            06/25/01         23
    0412709172                           09           08/01/01          0
    0412709172                           O            07/01/31
    0


    5053831          E22/G01             F          105,500.00         ZZ
                                         360        105,448.11          1
                                       9.500            887.10        105
                                       9.000            887.10
    NASHVILLE        TN   37211          1            06/29/01         23
    0412711806                           01           08/01/01          0
    0412711806                           O            07/01/31
    0


    5053834          E22/G01             F          133,900.00         ZZ
                                         360        133,865.73          1
                                      12.500          1,429.06        103
                                      12.000          1,429.06
    SACRAMENTO       CA   95827          1            06/28/01         23
    0412713737                           05           08/01/01          0
    0412713737                           O            07/01/31
    0


    5053844          E22/G01             F           35,050.00         ZZ
                                         360         35,031.83          1
                                       9.250            288.35         95
                                       8.750            288.35
    SOUTH BEND       IN   46619          1            06/29/01         23
    0412719981                           05           08/01/01          0
    0412719981                           N            07/01/31
    0


    5053847          E22/G01             F          247,200.00         ZZ
                                         360        247,061.42          1
                                       8.875          1,966.83        103
                                       8.625          1,966.83
    ALISO VIEJO ARE  CA   92656          1            06/27/01         23
    0412721938                           01           08/01/01          0
1


    0412721938                           O            07/01/31
    0


    5053874          E22/G01             F          121,540.00         ZZ
                                         360        121,471.86          1
                                       8.875            967.03        103
                                       8.625            967.03
    STOCKTON         CA   95206          1            06/16/01         23
    0412740458                           05           08/01/01          0
    0412740458                           O            07/01/31
    0


    5053887          E22/G01             F           91,100.00         ZZ
                                         360         91,074.65          1
                                      12.125            945.84        103
                                      11.625            945.84
    LOUISVILLE       KY   40219          1            06/29/01         23
    0412747446                           05           08/01/01          0
    0412747446                           O            07/01/31
    0


    5053891          E22/G01             F          164,800.00         ZZ
                                         360        164,714.56          1
                                       9.250          1,355.77        103
                                       9.000          1,355.77
    NEWARK           DE   19702          1            06/29/01         23
    0412748691                           05           08/01/01          0
    0412748691                           O            07/01/31
    0


    5053895          E22/G01             F          112,350.00         ZZ
                                         360        112,294.74          1
                                       9.500            944.70        107
                                       9.000            944.70
    MIRAMAR          FL   33023          1            06/29/01         23
    0412749244                           05           08/01/01          0
    0412749244                           O            07/01/31
    0


    5053907          E22/G01             F          140,000.00         ZZ
                                         360        139,929.30          1
                                       9.375          1,164.45        100
                                       9.125          1,164.45
    WATERFORD        MI   48328          1            06/29/01         23
    0412752339                           05           08/01/01          0
    0412752339                           O            07/01/31
    0


1


    5053917          E22/G01             F          163,980.00         ZZ
                                         360        163,907.46          1
                                      10.000          1,439.04        100
                                       9.750          1,439.04
    CYPRESS          CA   90630          1            06/22/01         23
    0412756520                           01           08/01/01          0
    0412756520                           O            07/01/31
    0


    5053927          E22/G01             F          157,500.00         ZZ
                                         360        157,451.03          1
                                      11.625          1,574.75        103
                                      11.125          1,574.75
    LAFAYETTE        LA   70508          1            06/29/01         23
    0412759797                           05           08/01/01          0
    0412759797                           O            07/01/31
    0


    5053938          E22/G01             F           77,250.00         ZZ
                                         360         77,222.46          1
                                      11.000            735.67        103
                                      10.750            735.67
    ATHENS           TN   37303          1            06/29/01         23
    0412764151                           05           08/01/01          0
    0412764151                           O            07/01/31
    0


    5053939          E22/G01             F           92,999.00         ZZ
                                         360         92,948.20          1
                                       9.000            748.29        100
                                       8.750            748.29
    DALLAS           TX   75228          1            06/26/01         23
    0412764425                           05           08/01/01          0
    0412764425                           O            07/01/31
    0


    5053941          E22/G01             F          252,000.00         ZZ
                                         360        251,858.72          1
                                       8.875          2,005.03        100
                                       8.375          2,005.03
    IRVINE           CA   92606          1            06/26/01         23
    0412764839                           01           08/01/01          0
    0412764839                           O            07/01/31
    0


    5053945          E22/G01             F          155,000.00         ZZ
                                         360        154,913.10          1
                                       8.875          1,233.25        100
                                       8.625          1,233.25
1


    SPRING LAKE PAR  MN   55432          1            06/29/01         23
    0412766750                           05           08/01/01          0
    0412766750                           O            07/01/31
    0


    5053948          E22/G01             F           37,450.00         ZZ
                                         360         37,431.58          1
                                       9.500            314.90        107
                                       9.250            314.90
    REESE            OH   43207          1            06/29/01         23
    0412769317                           05           08/01/01          0
    0412769317                           O            07/01/31
    0


    5053951          E22/G01             F          160,565.00         ZZ
                                         360        160,477.30          1
                                       9.000          1,291.94        103
                                       8.750          1,291.94
    HOT SULPHUR SPR  CO   80451          1            06/29/01         23
    0412771065                           05           08/01/01          0
    0412771065                           O            07/01/31
    0


    5053959          E22/G01             F          149,500.00         ZZ
                                         360        149,424.50          1
                                       9.375          1,243.47        100
                                       8.875          1,243.47
    FORT PIERCE      FL   34951          1            06/29/01         23
    0412774341                           03           08/01/01          0
    0412774341                           O            07/01/31
    0


    5053960          E22/G01             F          202,400.00         ZZ
                                         360        202,289.44          1
                                       9.000          1,628.56        100
                                       8.750          1,628.56
    LOMBARD          IL   60148          1            06/29/01         23
    0412774747                           05           08/01/01          0
    0412774747                           O            07/01/31
    0


    5053961          E22/G01             F          113,050.00         ZZ
                                         360        112,992.91          2
                                       9.375            940.29         95
                                       9.125            940.29
    ROWLETT          TX   75088          1            06/29/01         23
    0412775041                           05           08/01/01          0
    0412775041                           N            07/01/31
    0
1




    5053962          E22/G01             F          185,400.00         ZZ
                                         360        185,306.38          1
                                       9.375          1,542.06        103
                                       9.125          1,542.06
    ANN ARBOR        MI   48108          1            06/29/01         23
    0412775181                           05           08/01/01          0
    0412775181                           O            07/01/31
    0


    5053967          E22/G01             F          144,450.00         ZZ
                                         360        144,375.12          1
                                       9.250          1,188.35        107
                                       8.750          1,188.35
    BENTONVILLE      AR   72712          1            06/29/01         23
    0412777112                           05           08/01/01          0
    0412777112                           O            07/01/31
    0


    5053971          E22/G01             F          144,200.00         ZZ
                                         360        144,157.58          1
                                      11.875          1,469.40        103
                                      11.625          1,469.40
    DESOTO           TX   75115          1            06/29/01         23
    0412777856                           05           08/01/01          0
    0412777856                           O            07/01/31
    0


    5053972          E22/G01             F           79,310.00         ZZ
                                         360         79,272.00          1
                                       9.625            674.13        103
                                       9.125            674.13
    PORT ST. LUCIE   FL   34983          1            06/29/01         23
    0412778698                           05           08/01/01          0
    0412778698                           O            07/01/31
    0


    5053975          E22/G01             F          101,650.00         ZZ
                                         360        101,597.30          1
                                       9.250            836.25        107
                                       9.000            836.25
    SUNRISE          FL   33351          1            06/29/01         23
    0412779282                           09           08/01/01          0
    0412779282                           O            07/01/31
    0


    5053979          E22/G01             F           96,664.00         ZZ
                                         360         96,519.45          1
1


                                       9.375            804.00        107
                                       8.875            804.00
    CONROE           TX   77385          1            06/29/01         23
    0412781833                           05           08/01/01          0
    0412781833                           O            07/01/31
    0


    5053984          E22/G01             F          180,000.00         ZZ
                                         360        179,906.68          1
                                       9.250          1,480.82        100
                                       8.750          1,480.82
    DELRAY BEACH     FL   33445          1            06/29/01         23
    0412785495                           03           08/01/01          0
    0412785495                           O            07/01/31
    0


    5053997          E22/G01             F          285,654.00         ZZ
                                         360        285,509.74          1
                                       9.375          2,375.93        100
                                       9.125          2,375.93
    LONGMONT         CO   80501          1            06/29/01         23
    0412791881                           03           08/01/01          0
    0412791881                           O            07/01/31
    0


    5053998          E22/G01             F           82,000.00         ZZ
                                         360         81,957.49          1
                                       9.250            674.59        100
                                       9.000            674.59
    TAMPA            FL   33603          1            06/29/01         23
    0412793226                           05           08/01/01          0
    0412793226                           O            07/01/31
    0


    5054000          E22/G01             F           49,000.00         ZZ
                                         360         48,974.60          1
                                       9.250            403.11        100
                                       9.000            403.11
    SCOTTSBORO       AL   35768          1            06/29/01         23
    0412795825                           05           08/01/01          0
    0412795825                           O            07/01/31
    0


    5054745          U45/G01             F           88,000.00         ZZ
                                         360         87,954.38          1
                                       9.250            723.95        100
                                       9.000            723.95
    SPANISH FORK     UT   84660          1            06/22/01         23
    0432991438                           05           08/01/01          0
1


    6116010423                           O            07/01/31
    0


    5056971          642/G01             F           50,290.00         ZZ
                                         360         50,290.00          1
                                       8.750            395.63        107
                                       8.500            395.63
    NEW CASTLE       PA   16101          1            07/11/01         23
    0432999035                           05           09/01/01          0
    06143801                             O            08/01/31
    0


    5057467          T17/G01             F           78,000.00         ZZ
                                         360         77,832.40          1
                                      10.250            698.96        100
                                      10.000            698.96
    BENSON           NC   27504          1            06/13/01         23
    0432985554                           05           07/12/01          0
    01040630                             O            06/12/31
    0


    5058964          U59/G01             F          161,500.00         ZZ
                                         360        161,407.07          1
                                       8.750          1,270.53         95
                                       8.500          1,270.53
    FORT MYERS BEAC  FL   33931          1            07/13/01         23
    0433004256                           05           08/13/01          0
    800872632                            O            07/13/31
    0


    5059141          642/G01             F           42,800.00         ZZ
                                         360         42,778.94          1
                                       9.500            359.89        107
                                       9.250            359.89
    RENSSELAER       IN   47978          1            06/26/01         23
    0432982536                           05           08/01/01          0
    05018301                             O            07/01/31
    0


    5059525          964/G01             F          163,200.00         ZZ
                                         360        163,200.00          1
                                       8.500          1,254.87        106
                                       8.250          1,254.87
    SPARKS           NV   89436          5            07/06/01         23
    0433016185                           05           09/01/01          0
    129306                               O            08/01/31
    0


1


    5061171          964/G01             F          157,500.00         ZZ
                                         360        157,500.00          1
                                       9.250          1,295.71        100
                                       9.000          1,295.71
    LAS VEGAS        NV   89123          1            07/05/01         23
    0432990943                           03           09/01/01          0
    133742                               O            08/01/31
    0


    5061841          E22/G01             F           72,615.00         ZZ
                                         360         72,584.55          1
                                      10.250            650.70        103
                                       9.750            650.70
    WINTER HAVEN     FL   33881          5            06/27/01         23
    0412623019                           05           08/01/01          0
    0412623019                           O            07/01/31
    0


    5061867          E22/G01             F          128,400.00         ZZ
                                         360        128,329.86          1
                                       9.000          1,033.14        107
                                       8.750          1,033.14
    NORMAN           OK   73072          9            06/27/01         23
    0412726192                           05           08/01/01          0
    0412726192                           O            07/01/31
    0


    5061869          E22/G01             F          132,300.00         ZZ
                                         360        132,234.93          1
                                       9.500          1,112.45        104
                                       9.000          1,112.45
    MIAMI            FL   33055          2            06/26/01         23
    0412727232                           03           08/01/01          0
    0412727232                           O            07/01/31
    0


    5061879          E22/G01             F          194,000.00         ZZ
                                         360        193,948.95          1
                                      12.375          2,051.68        100
                                      11.875          2,051.68
    WASHINGTON TWP   MI   48094          1            07/02/01         23
    0412744559                           01           08/01/01          0
    0412744559                           O            07/01/31
    0


    5061885          E22/G01             F           82,440.00         ZZ
                                         360         82,405.43          1
                                      10.250            738.75        100
                                      10.000            738.75
1


    DELRAY BEACH     FL   33384          1            07/02/01         23
    0412747198                           09           08/01/01          0
    0412747198                           O            07/01/31
    0


    5061903          E22/G01             F           62,700.00         ZZ
                                         360         62,669.97          1
                                       9.625            532.94         95
                                       9.375            532.94
    JOLIET           IL   60435          1            07/02/01         23
    0412759177                           05           08/01/01          0
    0412759177                           N            07/01/31
    0


    5061904          E22/G01             F          164,800.00         ZZ
                                         360        164,721.05          1
                                       9.625          1,400.78        103
                                       9.125          1,400.78
    OKLAHOMA CITY    OK   73162          2            06/26/01         23
    0412759508                           03           08/01/01          0
    0412759508                           O            07/01/31
    0


    5061912          E22/G01             F           89,500.00         ZZ
                                         360         89,454.80          1
                                       9.375            744.42         95
                                       9.125            744.42
    FORT WASHINGTON  MD   20744          1            07/02/01         23
    0412767550                           01           08/01/01          0
    0412767550                           N            07/01/31
    0


    5062110          S02/G01             F          193,050.00         ZZ
                                         360        192,947.26          2
                                       9.125          1,570.72         99
                                       8.875          1,570.72
    LOS ANGELES      CA   90003          1            06/21/01         23
    0432993244                           05           08/01/01          0
    01106112                             O            07/01/31
    0


    5062185          642/G01             F          150,000.00         ZZ
                                         360        149,924.26          1
                                       9.375          1,247.62        100
                                       9.125          1,247.62
    SACRAMENTO       CA   95828          1            06/26/01         23
    0432969798                           05           08/01/01          0
    03102801                             O            07/01/31
    0
1




    5062363          N46/G01             F           79,180.00         ZZ
                                         360         79,137.87          1
                                       9.125            644.23        107
                                       8.875            644.23
    GREENVILLE       SC   29607          5            06/19/01         23
    0433012028                           05           08/01/01          0
    102509                               O            07/01/31
    0


    5062443          K15/G01             F           49,900.00         ZZ
                                         360         49,900.00          1
                                      12.750            542.26        103
                                      12.500            542.26
    DESLOGE          MO   63601          5            07/12/01         23
    0433003175                           05           09/01/01          0
    002750005306813                      O            08/01/31
    0


    5062445          K15/G01             F           77,200.00         ZZ
                                         360         77,166.75          1
                                      10.125            684.63        103
                                       9.875            684.63
    RICHMOND         IN   47374          5            06/26/01         23
    0432932697                           05           08/01/01          0
    033705302766                         O            07/01/31
    0


    5062732          K15/G01             F          135,500.00         ZZ
                                         360        135,444.68          1
                                      10.375          1,226.83        103
                                      10.125          1,226.83
    CRYSTAL          MN   55422          2            06/26/01         23
    0432965481                           05           08/01/01          0
    013205304358                         O            07/01/31
    0


    5062919          642/G01             F           74,900.00         ZZ
                                         360         74,860.14          1
                                       9.125            609.41        107
                                       8.875            609.41
    CAPE CORAL       FL   33909          5            06/21/01         23
    0432929909                           05           08/01/01          0
    05104801                             O            07/01/31
    0


    5063923          642/G01             F          104,218.00         ZZ
                                         360        104,163.97          1
1


                                       9.250            857.38        107
                                       9.000            857.38
    MURRELLS INLET   SC   29576          1            06/29/01         23
    0432970630                           05           08/01/01          0
    02134201                             O            07/01/31
    0


    5064155          U35/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                      11.625            926.85        103
                                      11.375            926.85
    NEENAH           WI   54956          5            07/06/01         23
    0432993384                           05           09/01/01          0
    5026007                              O            08/01/31
    0


    5064380          U28/G01             F          112,850.00         ZZ
                                         360        112,850.00          1
                                       9.125            918.18        107
                                       8.875            918.18
    SWAINSBORO       GA   30401          5            07/09/01         23
    0433001724                           05           09/01/01          0
    THOMPSON                             O            08/01/31
    0


    5064392          624/G01             F          244,110.00         ZZ
                                         360        244,110.00          1
                                       8.500          1,876.99        103
                                       8.250          1,876.99
    CORONA           CA   92880          1            07/02/01         23
    0432994903                           05           09/01/01          0
    3210021433F                          O            08/01/31
    0


    5064553          642/G01             F          249,989.00         ZZ
                                         360        249,884.17          1
                                      10.250          2,240.15        100
                                      10.000          2,240.15
    FREEPORT         NY   11520          5            06/26/01         23
    0432969582                           05           08/01/01          0
    04133301                             O            07/01/31
    0


    5064555          U59/G01             F          400,000.00         ZZ
                                         360        399,572.64          1
                                       9.125          3,254.54        104
                                       8.875          3,254.54
    WASHINGTON       DC   20016          1            06/22/01         23
    0432944213                           05           07/22/01          0
1


    800844961                            O            06/22/31
    0


    5065394          U28/G01             F          299,950.00         ZZ
                                         360        299,950.00          1
                                       9.500          2,522.14        100
                                       9.250          2,522.14
    KENNESAW         GA   30152          1            07/13/01         23
    0433031234                           05           09/01/01          0
    OSBORNE                              O            08/01/31
    0


    5065733          642/G01             F          187,250.00         ZZ
                                         360        187,145.02          1
                                       8.875          1,489.85        107
                                       8.625          1,489.85
    RIPON            CA   95366          5            06/25/01         23
    0432974863                           05           08/01/01          0
    06152001                             O            07/01/31
    0


    5068833          E22/G01             F          131,850.00         ZZ
                                         360        131,790.10          1
                                       9.875          1,144.92        100
                                       9.625          1,144.92
    WILMINGTON       NC   28409          1            07/03/01         23
    0412722555                           05           08/01/01          0
    0412722555                           O            07/01/31
    0


    5068834          E22/G01             F           88,950.00         ZZ
                                         360         88,950.00          1
                                       8.875            707.73        107
                                       8.375            707.73
    DALLAS           TX   75240          1            07/03/01         23
    0412723207                           01           09/01/01          0
    0412723207                           O            08/01/31
    0


    5068842          E22/G01             F          205,500.00         ZZ
                                         360        205,396.23          1
                                       9.375          1,709.24        100
                                       9.125          1,709.24
    MISSION HILLS    CA   91345          1            06/14/01         23
    0412736126                           05           08/01/01          0
    0412736126                           O            07/01/31
    0


1


    5068843          E22/G01             F          137,750.00         ZZ
                                         360        137,750.00          1
                                       8.875          1,096.00         95
                                       8.625          1,096.00
    BOZEMAN          MT   59718          1            07/03/01         23
    0412736332                           05           09/01/01          0
    0412736332                           O            08/01/31
    0


    5068884          E22/G01             F           85,600.00         ZZ
                                         360         85,554.45          1
                                       9.125            696.47        107
                                       8.875            696.47
    SAINT PETERSBUR  FL   33703          1            07/03/01         23
    0412779399                           05           08/01/01          0
    0412779399                           O            07/01/31
    0


    5068886          E22/G01             F          111,100.00         ZZ
                                         360        111,049.52          1
                                       9.875            964.74        103
                                       9.625            964.74
    SOUTHFIELD       MI   48075          1            07/03/01         23
    0412782195                           05           08/01/01          0
    0412782195                           O            07/01/31
    0


    5068887          E22/G01             F          159,400.00         ZZ
                                         360        159,305.89          1
                                       8.625          1,239.80        107
                                       8.125          1,239.80
    RICHLAND         WA   99352          1            06/26/01         23
    0412784589                           03           08/01/01          0
    0412784589                           O            07/01/31
    0


    5068891          E22/G01             F          160,650.00         ZZ
                                         360        160,555.15          1
                                       8.625          1,249.52        103
                                       8.125          1,249.52
    MODESTO          CA   95356          1            06/29/01         23
    0412787939                           05           08/01/01          0
    0412787939                           O            07/01/31
    0


    5069341          642/G01             F           91,670.00         ZZ
                                         360         91,629.45          1
                                      10.000            804.47        103
                                       9.750            804.47
1


    ASHLAND          NE   68003          1            06/27/01         23
    0432985083                           05           08/01/01          0
    05080801                             O            07/01/31
    0


    5070850          642/G01             F           78,600.00         ZZ
                                         360         78,600.00          1
                                       9.375            653.75        100
                                       9.125            653.75
    NORTH MIAMI BEA  FL   33162          1            07/02/01         23
    0432983252                           05           09/01/01          0
    06136001                             O            08/01/31
    0


    5070926          737/G01             F          133,395.00         ZZ
                                         360        133,395.00          1
                                       9.875          1,158.33        104
                                       9.625          1,158.33
    BLACKSBURG       VA   24060          1            07/09/01         23
    0432999894                           03           09/01/01          0
    0001779891                           O            08/01/31
    0


    5071280          642/G01             F          192,400.00         ZZ
                                         360        192,305.37          1
                                       9.500          1,617.80        104
                                       9.250          1,617.80
    WOODSTOCK        GA   30189          1            06/27/01         23
    0433013760                           03           08/01/01          0
    05012801                             O            07/01/31
    0


    5073134          K15/G01             F          112,300.00         ZZ
                                         360        112,300.00          1
                                       9.375            934.05        107
                                       9.125            934.05
    HILTON           NY   14468          5            07/10/01         23
    0432997864                           05           09/01/01          0
    027205304975                         O            08/01/31
    0


    5077378          E22/G01             F          158,000.00         ZZ
                                         360        157,924.30          1
                                       9.625          1,342.99        100
                                       9.125          1,342.99
    MIAMI            FL   33145          1            06/08/01         23
    0412707291                           05           08/01/01          0
    0412707291                           O            07/01/31
    0
1




    5077386          E22/G01             F          128,750.00         ZZ
                                         360        128,697.44          1
                                      10.375          1,165.71        103
                                      10.125          1,165.71
    WHITE LAKE       MI   48386          1            07/05/01         23
    0412728255                           05           08/01/01          0
    0412728255                           O            07/01/31
    0


    5077403          E22/G01             F          293,550.00         ZZ
                                         360        293,550.00          1
                                      10.250          2,630.51        103
                                      10.000          2,630.51
    CASTRO VALLEY    CA   94546          1            06/27/01         23
    0412748147                           05           09/01/01          0
    0412748147                           O            08/01/31
    0


    5077408          E22/G01             F           87,000.00         ZZ
                                         360         86,956.07          1
                                       9.375            723.62        100
                                       9.125            723.62
    COLORADO SPRING  CO   80906          1            07/05/01         23
    0412752057                           05           08/01/01          0
    0412752057                           O            07/01/31
    0


    5077416          E22/G01             F           78,110.00         ZZ
                                         360         78,067.34          1
                                       9.000            628.49        107
                                       8.500            628.49
    NORTH MIAMI BEA  FL   33162          1            07/05/01         23
    0412762114                           07           08/01/01          0
    0412762114                           O            07/01/31
    0


    5077441          E22/G01             F          159,635.00         ZZ
                                         360        159,547.80          1
                                       9.000          1,284.46        103
                                       8.750          1,284.46
    OCALA            FL   34482          1            07/05/01         23
    0412782336                           05           08/01/01          0
    0412782336                           O            07/01/31
    0


    5077445          E22/G01             F          252,850.00         ZZ
                                         360        252,704.53          1
1


                                       8.750          1,989.17        103
                                       8.500          1,989.17
    GREENFIELD       CA   93927          1            06/27/01         23
    0412783656                           05           08/01/01          0
    0412783656                           O            07/01/31
    0


    5077447          E22/G01             F           84,530.00         ZZ
                                         360         84,487.31          1
                                       9.375            703.08        107
                                       9.125            703.08
    GLADSTONE        MO   64118          9            06/29/01         23
    0412783839                           05           08/01/01          0
    0412783839                           O            07/01/31
    0


    5077448          E22/G01             F          172,000.00         ZZ
                                         360        171,910.83          1
                                       9.250          1,415.00        100
                                       8.750          1,415.00
    CANOGA PARK      CA   91305          1            06/29/01         23
    0412784498                           01           08/01/01          0
    0412784498                           O            07/01/31
    0


    5077451          E22/G01             F          185,645.00         ZZ
                                         360        185,645.00          1
                                       9.000          1,493.74        107
                                       8.500          1,493.74
    SACRAMENTO       CA   95828          1            07/02/01         23
    0412790750                           05           09/01/01          0
    0412790750                           O            08/01/31
    0


    5077454          E22/G01             F          192,610.00         ZZ
                                         360        192,544.97          1
                                      11.250          1,870.75        103
                                      10.750          1,870.75
    SPRING           TX   77389          1            07/05/01         23
    0412793242                           03           08/01/01          0
    0412793242                           O            07/01/31
    0


    5077456          E22/G01             F           53,350.00         ZZ
                                         360         53,320.86          1
                                       9.000            429.27        107
                                       8.750            429.27
    KANSAS CITY      MO   64132          1            07/03/01         23
    0412796039                           05           08/01/01          0
1


    0412796039                           O            07/01/31
    0


    5077738          642/G01             F          238,000.00         ZZ
                                         360        238,000.00          1
                                       8.500          1,830.01        106
                                       8.250          1,830.01
    HUGHESVILLE      MD   20637          1            07/11/01         23
    0432998565                           05           09/01/01          0
    06198701                             O            08/01/31
    0


    5078695          Q64/G01             F          102,720.00         ZZ
                                         360        102,672.07          1
                                       9.750            882.53        107
                                       9.500            882.53
    NASHVILLE        TN   37210          2            06/21/01         23
    0432996262                           05           08/01/01          0
    2055603                              O            07/01/31
    0


    5078790          642/G01             F          286,750.00         ZZ
                                         360        286,597.40          1
                                       9.125          2,333.09        107
                                       8.875          2,333.09
    MILFORD          MI   48381          2            06/19/01         23
    0432976454                           05           08/01/01          0
    05033101                             O            07/01/31
    0


    5078881          Q64/G01             F          156,500.00         ZZ
                                         360        156,423.02          1
                                       9.500          1,315.94        100
                                       9.250          1,315.94
    MARIETTA         GA   30067          1            06/26/01         23
    0433016938                           05           08/01/01          0
    0102107604                           O            07/01/31
    0


    5079108          Q64/G01             F           65,250.00         ZZ
                                         360         65,217.90          1
                                       9.500            548.66        107
                                       9.250            548.66
    LITHONIA         GA   30058          1            06/28/01         23
    0432996338                           01           08/01/01          0
    02090800                             O            07/01/31
    0


1


    5079228          U35/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                      10.125          1,170.61        100
                                       9.875          1,170.61
    OSHKOSH          WI   54904          1            07/13/01         23
    0432998607                           05           09/01/01          0
    FONTAINE                             O            08/01/31
    0


    5079372          642/G01             F          131,000.00         ZZ
                                         360        131,000.00          1
                                       9.625          1,113.49        100
                                       9.375          1,113.49
    MIAMI            FL   33161          1            07/13/01         23
    0432999365                           05           09/01/01          0
    06128601                             O            08/01/31
    0


    5079754          642/G01             F          157,825.00         ZZ
                                         360        157,825.00          1
                                       8.375          1,199.58        107
                                       8.125          1,199.58
    CONYERS          GA   30094          1            07/17/01         23
    0433007002                           05           09/01/01          0
    06101201                             O            08/01/31
    0


    5082111          U62/G01             F          218,150.00         ZZ
                                         360        218,007.30          1
                                       8.125          1,619.76        107
                                       7.875          1,619.76
    ROOTSTOWN        OH   44272          5            06/25/01         23
    0433013398                           05           08/01/01          0
    2001257684                           O            07/01/31
    0


    5082451          642/G01             F          100,580.00         ZZ
                                         360        100,529.21          1
                                       9.375            836.57        107
                                       9.125            836.57
    AKRON            OH   44301          2            06/25/01         23
    0432999852                           05           08/01/01          0
    06113201                             O            07/01/31
    0


    5084801          642/G01             F           69,550.00         ZZ
                                         360         69,550.00          1
                                       9.500            584.81        107
                                       9.250            584.81
1


    SEAFORD          DE   19973          1            07/11/01         23
    0433013075                           05           09/01/01          0
    05001701                             O            08/01/31
    0


    5085723          U05/G01             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       9.000            925.32        100
                                       8.750            925.32
    MIDDLETOWN       DE   19709          1            07/18/01         23
    0433006699                           05           09/01/01          0
    3148883                              O            08/01/31
    0


    5087433          E22/G01             F          196,765.00         ZZ
                                         360        196,707.11          1
                                      11.875          2,005.04         95
                                      11.625          2,005.04
    PEMBROKE PINES   FL   33029          1            06/25/01         23
    0412740987                           03           08/01/01          0
    0412740987                           O            07/01/31
    0


    5087442          E22/G01             F           82,900.00         ZZ
                                         360         82,867.06          1
                                      10.500            758.32        103
                                      10.250            758.32
    KALAMAZOO        MI   49001          1            07/06/01         23
    0412758989                           05           08/01/01          0
    0412758989                           O            07/01/31
    0


    5087446          E22/G01             F           83,000.00         ZZ
                                         360         82,956.97          1
                                       9.250            682.82        100
                                       8.750            682.82
    ORLANDO          FL   32837          1            07/06/01         23
    0412762395                           09           08/01/01          0
    0412762395                           O            07/01/31
    0


    5087459          E22/G01             F          164,500.00         ZZ
                                         360        164,407.77          1
                                       8.875          1,308.84        100
                                       8.625          1,308.84
    KANNAPOLIS       NC   28081          1            07/06/01         23
    0412777062                           05           08/01/01          0
    0412777062                           O            07/01/31
    0
1




    5087460          E22/G01             F          242,850.00         ZZ
                                         360        242,850.00          1
                                       8.875          1,932.22        100
                                       8.375          1,932.22
    MEMPHIS          TN   38018          1            07/06/01         23
    0412779076                           03           09/01/01          0
    0412779076                           O            08/01/31
    0


    5087466          E22/G01             F          129,470.00         ZZ
                                         360        129,470.00          1
                                       8.750          1,018.54        107
                                       8.500          1,018.54
    POLLOCK PINES    CA   95726          1            07/03/01         23
    0412786402                           05           09/01/01          0
    0412786402                           O            08/01/31
    0


    5087469          E22/G01             F          148,700.00         ZZ
                                         360        148,614.45          1
                                       8.750          1,169.82        107
                                       8.250          1,169.82
    DELRAY BCH       FL   33484          1            07/06/01         23
    0412790099                           05           08/01/01          0
    0412790099                           O            07/01/31
    0


    5087471          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       9.125          1,098.40        100
                                       8.625          1,098.40
    MILWAUKIE        OR   97222          1            06/29/01         23
    0412791964                           05           09/01/01          0
    0412791964                           O            08/01/31
    0


    5087472          E22/G01             F          298,700.00         ZZ
                                         360        298,700.00          1
                                       9.375          2,484.44         95
                                       9.125          2,484.44
    WESTMINISTER     CO   80021          1            07/06/01         23
    0412794315                           03           09/01/01          0
    0412794315                           N            08/01/31
    0


    5087474          E22/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
1


                                      10.250            830.69        103
                                      10.000            830.69
    WARREN           MI   48091          1            07/06/01         23
    0412795346                           05           09/01/01          0
    0412795346                           O            08/01/31
    0


    5087475          E22/G01             F          116,200.00         ZZ
                                         360        116,141.32          1
                                       9.375            966.49        103
                                       9.125            966.49
    FAIRFAX          VA   22152          1            07/06/01         23
    0412795551                           01           08/01/01          0
    0412795551                           O            07/01/31
    0


    5087479          E22/G01             F           92,900.00         ZZ
                                         360         92,900.00          2
                                       9.375            772.70        100
                                       9.125            772.70
    DELAWARE         OH   43015          1            07/06/01         23
    0412803892                           05           09/01/01          0
    0412803892                           O            08/01/31
    0


    5087481          E22/G01             F          144,950.00         ZZ
                                         360        144,950.00          1
                                       9.625          1,232.06        100
                                       9.375          1,232.06
    FARMINGTON       MI   48336          1            07/06/01         23
    0412815052                           05           09/01/01          0
    0412815052                           O            08/01/31
    0


    5088102          N67/G01             F          197,250.00         ZZ
                                         360        197,142.26          1
                                       9.000          1,587.12        104
                                       8.750          1,587.12
    LITTLETON        CO   80122          1            06/25/01         23
    0432994861                           09           08/01/01          0
    1380002915                           O            07/01/31
    0


    5088207          U35/G01             F          135,960.00         ZZ
                                         360        135,960.00          1
                                      11.750          1,372.39        103
                                      11.500          1,372.39
    KAUKAUNA         WI   54130          5            07/11/01         23
    0432996510                           05           09/01/01          0
1


    MICKE                                O            08/01/31
    0


    5091339          F34/G01             F           85,000.00         ZZ
                                         360         85,000.00          1
                                       9.250            699.27        107
                                       9.000            699.27
    LEHIGH ACRES     FL   33971          1            07/12/01         23
    0433018975                           05           09/01/01          0
    33107000                             O            08/01/31
    0


    5092068          642/G01             F           42,800.00         ZZ
                                         180         42,685.61          1
                                       8.875            430.93        107
                                       8.625            430.93
    DUNMORE          PA   18512          1            06/28/01         23
    0432991750                           05           08/01/01          0
    06132701                             O            07/01/16
    0


    5093545          E47/G01             F           45,835.00         ZZ
                                         360         45,835.00          1
                                      10.625            423.57        103
                                      10.375            423.57
    GREENVILLE       TX   75401          1            07/12/01         23
    0433038288                           05           09/01/01          0
    4325798426                           O            08/01/31
    0


    5094638          U05/G01             F          128,500.00         ZZ
                                         360        128,500.00          1
                                       9.250          1,057.14        100
                                       9.000          1,057.14
    PHOENIX          AZ   85032          1            07/13/01         23
    0433008273                           05           09/01/01          0
    3150094                              O            08/01/31
    0


    5095895          E87/G01             F          219,000.00         ZZ
                                         360        219,000.00          1
                                       9.125          1,781.86        100
                                       8.875          1,781.86
    SUN VALLEY       CA   91352          1            07/12/01         23
    0433016417                           05           09/01/01          0
    70003616                             O            08/01/31
    0


1


    5096790          Q78/G01             F          286,107.00         ZZ
                                         360        285,958.36          1
                                       9.240          2,351.66        107
                                       8.990          2,351.66
    WESTMINSTER      CO   80021          1            06/27/01         23
    0433020054                           01           08/01/01          0
    686748                               O            07/01/31
    0


    5097211          Q78/G01             F          109,600.00         ZZ
                                         360        109,541.67          1
                                       9.125            891.75        106
                                       8.875            891.75
    LAWRENCEVILLE    GA   30044          1            06/28/01         23
    0432991875                           05           08/01/01          0
    689436                               O            07/01/31
    0


    5097228          E22/G01             F          229,120.00         ZZ
                                         360        228,991.55          1
                                       8.875          1,822.98        107
                                       8.625          1,822.98
    WHITTIER         CA   90604          1            06/20/01         23
    0412702243                           05           08/01/01          0
    0412702243                           O            07/01/31
    0


    5097256          E22/G01             F          132,150.00         ZZ
                                         360        132,081.49          1
                                       9.250          1,087.17        100
                                       8.750          1,087.17
    SOUTH LAKE TAHO  CA   96150          1            06/25/01         23
    0412745895                           05           08/01/01          0
    0412745895                           O            07/01/31
    0


    5097298          E22/G01             F           64,400.00         ZZ
                                         360         64,364.82          1
                                       9.000            518.18        100
                                       8.500            518.18
    HOUSTON          TX   77048          1            07/09/01         23
    0412783557                           05           08/01/01          0
    0412783557                           O            07/01/31
    0


    5097299          E22/G01             F          211,400.00         ZZ
                                         360        211,400.00          1
                                      10.375          1,914.03        100
                                      10.125          1,914.03
1


    FARMINGTON HILL  MI   48334          1            07/09/01         23
    0412785115                           05           09/01/01          0
    0412785115                           O            08/01/31
    0


    5097305          E22/G01             F          206,500.00         ZZ
                                         360        206,500.00          1
                                       9.250          1,698.82        100
                                       9.000          1,698.82
    SKOKIE           IL   60077          1            07/02/01         23
    0412788630                           05           09/01/01          0
    0412788630                           O            08/01/31
    0


    5097307          E22/G01             F          148,400.00         T
                                         360        148,400.00          1
                                       9.250          1,220.85        103
                                       9.000          1,220.85
    ORANGE PARK      FL   32073          1            07/05/01         23
    0412789604                           05           09/01/01          0
    0412789604                           O            08/01/31
    0


    5097316          E22/G01             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       9.625          1,572.48        100
                                       9.125          1,572.48
    ARLINGTON        TX   76013          1            07/05/01         23
    0412800112                           05           09/01/01          0
    0412800112                           O            08/01/31
    0


    5097320          E22/G01             F           83,655.00         ZZ
                                         360         83,655.00          1
                                       9.875            726.42         99
                                       9.625            726.42
    MOBILE           AL   36619          1            07/09/01         23
    0412815631                           05           09/01/01          0
    0412815631                           O            08/01/31
    0


    5097630          R49/G01             F          274,900.00         ZZ
                                         360        274,470.27          1
                                       9.250          2,261.53        100
                                       9.000          2,261.53
    HENDERSON        NV   89012          1            04/20/01         23
    0433016946                           03           06/01/01          0
    9708535                              O            05/01/31
    0
1




    5097833          N67/G01             F           88,500.00         ZZ
                                         360         88,455.31          1
                                       9.375            736.10        100
                                       9.125            736.10
    CROSBY           TX   77532          1            06/28/01         23
    0433007903                           03           08/01/01          0
    1160004416                           O            07/01/31
    0


    5098039          N67/G01             F          163,000.00         ZZ
                                         180        162,901.25          1
                                       8.500          1,253.33        107
                                       8.250          1,253.33
    WHARTON          NJ   07885          5            06/22/01         23
    0433001047                           05           08/01/01          0
    1380002918                           O            07/01/16
    0


    5098419          N67/G01             F          172,000.00         ZZ
                                         360        171,913.14          1
                                       9.375          1,430.61        100
                                       9.125          1,430.61
    OAK LAWN         IL   60453          1            06/28/01         23
    0432996403                           05           08/01/01          0
    3250005722                           O            07/01/31
    0


    5098834          K15/G01             F           85,800.00         ZZ
                                         360         85,800.00          1
                                      12.750            932.38         96
                                      12.500            932.38
    PATTERSON        CA   95363          5            07/12/01         23
    0433005683                           05           09/01/01          0
    026605302737                         O            08/01/31
    0


    5099392          N67/G01             F          281,500.00         ZZ
                                         360        281,354.07          1
                                       9.250          2,315.83        100
                                       9.000          2,315.83
    ANAHEIM          CA   92806          1            06/27/01         23
    0433000999                           05           08/01/01          0
    1380002991                           O            07/01/31
    0


    5099564          642/G01             F          149,800.00         ZZ
                                         360        149,730.12          1
1


                                       9.750          1,287.01        107
                                       9.500          1,287.01
    STONINGTON       CT   06378          5            06/28/01         23
    0432999803                           05           08/01/01          0
    06122301                             O            07/01/31
    0


    5103069          E86/G01             F          399,900.00         ZZ
                                         360        399,692.68          1
                                       9.250          3,289.88        100
                                       9.000          3,289.88
    RANCHO CUCAMONG  CA   91701          1            06/12/01         23
    0432992618                           05           08/01/01          0
    316691                               O            07/01/31
    0


    5105131          E22/G01             F          124,987.00         ZZ
                                         360        124,987.00          1
                                       8.250            938.99        100
                                       7.750            938.99
    CHENEY           WA   99004          1            07/05/01         23
    0412732612                           03           09/01/01          0
    0412732612                           O            08/01/31
    0


    5105134          E22/G01             F          226,600.00         ZZ
                                         360        226,600.00          1
                                       9.375          1,884.74        103
                                       9.125          1,884.74
    DENVER           CO   80221          1            07/09/01         23
    0412739468                           05           09/01/01          0
    0412739468                           O            08/01/31
    0


    5105144          E22/G01             F          228,270.00         ZZ
                                         360        228,270.00          1
                                       9.250          1,877.92        100
                                       9.000          1,877.92
    SOUTH LAKE TAHO  CA   96150          1            07/06/01         23
    0412754277                           05           09/01/01          0
    0412754277                           O            08/01/31
    0


    5105162          E22/G01             F           53,500.00         ZZ
                                         360         53,500.00          1
                                       9.250            440.13        107
                                       9.000            440.13
    METAIRIE         LA   70003          1            07/10/01         23
    0412775652                           05           09/01/01          0
1


    0412775652                           O            08/01/31
    0


    5105177          E22/G01             F           83,950.00         ZZ
                                         360         83,950.00          1
                                      11.000            799.48        100
                                      10.500            799.48
    FORT WORTH       TX   76133          1            07/10/01         23
    0412787988                           05           09/01/01          0
    0412787988                           O            08/01/31
    0


    5105178          E22/G01             F          189,710.00         ZZ
                                         360        189,710.00          1
                                      11.750          1,914.95        100
                                      11.250          1,914.95
    PEARLAND         TX   77581          1            07/10/01         23
    0412788150                           03           09/01/01          0
    0412788150                           O            08/01/31
    0


    5105188          E22/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
                                       9.625          2,099.47        100
                                       9.125          2,099.47
    BURLESON         TX   76028          1            07/10/01         23
    0412801029                           05           09/01/01          0
    0412801029                           O            08/01/31
    0


    5105194          E22/G01             F          257,000.00         ZZ
                                         360        257,000.00          1
                                       9.375          2,137.60        100
                                       9.125          2,137.60
    PLYMOUTH         MI   48170          1            07/10/01         23
    0412817330                           05           09/01/01          0
    0412817330                           O            08/01/31
    0


    5105422          S02/G01             F          119,000.00         ZZ
                                         360        118,929.74          1
                                       8.625            925.57        100
                                       8.375            925.57
    LAKE FOREST      CA   92630          1            06/28/01         23
    0433014933                           01           08/01/01          0
    01105110                             O            07/01/31
    0


1


    5105798          G75/G01             F          135,850.00         ZZ
                                         360        135,767.70          1
                                       8.500          1,044.57        107
                                       8.250          1,044.57
    BALTIMORE        MD   21061          1            06/28/01         23
    0433006962                           05           08/01/01          0
    04378508                             O            07/01/31
    0


    5106825          P87/G01             F           76,659.00         ZZ
                                         180         76,659.00          1
                                       9.500            644.60        101
                                       9.250            644.60
    CORALVILLE       IA   52241          1            07/17/01         23
    0433016748                           01           09/01/01          0
    HE33060                              O            08/01/16
    0


    5107865          A11/G01             F          151,000.00         ZZ
                                         360        150,919.64          1
                                       9.125          1,228.59        105
                                       8.875          1,228.59
    ANTIOCH          CA   94509          1            06/29/01         23
    0432990638                           05           08/01/01          0
    4612555348                           O            07/01/31
    0


    5108876          Q64/G01             F          162,000.00         ZZ
                                         360        161,920.31          1
                                       9.500          1,362.19        100
                                       9.250          1,362.19
    LILBURN          GA   30047          1            06/28/01         23
    0433002888                           05           08/01/01          0
    0102089208                           O            07/01/31
    0


    5109557          Q64/G01             F           79,000.00         ZZ
                                         180         78,960.10          1
                                       9.375            657.09        100
                                       9.125            657.09
    CHICAGO          IL   60643          1            06/29/01         23
    0433001203                           05           08/01/01          0
    0102082104                           O            07/01/16
    0


    5109743          Q64/G01             F           64,790.00         ZZ
                                         360         64,750.75          1
                                       8.500            498.18        105
                                       8.250            498.18
1


    DAYTONA BEACH    FL   32114          1            06/29/01         23
    0433014529                           01           08/01/01          0
    0102131109                           O            07/01/31
    0


    5109885          K15/G01             F           82,200.00         ZZ
                                         360         82,200.00          1
                                      11.750            829.73        103
                                      11.500            829.73
    DAYTON           OH   45403          5            07/13/01         23
    0433003605                           05           09/01/01          0
    002780005302338                      O            08/01/31
    0


    5113350          E22/G01             F          346,400.00         ZZ
                                         360        346,400.00          1
                                       9.000          2,787.21        107
                                       8.750          2,787.21
    VACAVILLE        CA   95688          1            07/02/01         23
    0412692832                           05           09/01/01          0
    0412692832                           O            08/01/31
    0


    5113361          E22/G01             F          390,950.00         ZZ
                                         360        390,950.00          1
                                       8.625          3,040.77        100
                                       8.125          3,040.77
    FREMONT          CA   94538          1            07/05/01         23
    0412714420                           01           09/01/01          0
    0412714420                           O            08/01/31
    0


    5113370          E22/G01             F          188,900.00         ZZ
                                         360        188,900.00          1
                                       8.750          1,486.08        100
                                       8.500          1,486.08
    DENVER           CO   80224          1            07/10/01         23
    0412742033                           05           09/01/01          0
    0412742033                           O            08/01/31
    0


    5113372          E22/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
                                       9.000          2,156.39        100
                                       8.750          2,156.39
    VISTA            CA   92083          1            07/05/01         23
    0412744112                           05           09/01/01          0
    0412744112                           O            08/01/31
    0
1




    5113375          E22/G01             F          202,000.00         ZZ
                                         360        202,000.00          1
                                       9.125          1,643.54        100
                                       8.875          1,643.54
    SAN DIEGO        CA   92115          1            07/03/01         23
    0412751943                           01           09/01/01          0
    0412751943                           O            08/01/31
    0


    5113413          E22/G01             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       9.625            577.99        100
                                       9.125            577.99
    FRIENDSWOOD      TX   77546          1            07/11/01         23
    0412786071                           03           09/01/01          0
    0412786071                           O            08/01/31
    0


    5113415          E22/G01             F           73,830.00         ZZ
                                         360         73,790.71          1
                                       9.125            600.71        107
                                       8.625            600.71
    LAWRENCEBURG     TN   38464          1            07/03/01         23
    0412787483                           05           08/01/01          0
    0412787483                           O            07/01/31
    0


    5113419          E22/G01             F           98,000.00         ZZ
                                         360         98,000.00          1
                                       8.875            779.73        106
                                       8.375            779.73
    TAMPA            FL   33629          1            07/11/01         23
    0412794406                           05           09/01/01          0
    0412794406                           O            08/01/31
    0


    5113429          E22/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       9.875            715.52        103
                                       9.625            715.52
    LIVINGSTON       LA   70754          1            07/10/01         23
    0412814675                           05           09/01/01          0
    0412814675                           O            08/01/31
    0


    5113870          L16/G01             F          106,000.00         ZZ
                                         360        106,000.00          1
1


                                       9.875            920.45        100
                                       9.625            920.45
    MIDVALE          UT   84047          1            07/06/01         23
    0433000759                           01           09/01/01          0
    W0106177                             O            08/01/31
    0


    5114809          P29/G01             F           44,940.00         ZZ
                                         180         44,940.00          1
                                       9.375            373.79        107
                                       9.125            373.79
    ELDORA           IA   50627          1            07/20/01         23
    0433017027                           05           09/01/01          0
    5114809                              O            08/01/16
    0


    5115922          Q01/G01             F          272,950.00         ZZ
                                         360        272,800.60          1
                                       8.990          2,194.25        103
                                       8.740          2,194.25
    MACOMB TOWNSHIP  MI   48042          1            07/03/01         23
    0433007887                           05           08/01/01          0
    47596                                O            07/01/31
    0


    5117925          642/G01             F          247,200.00         ZZ
                                         360        247,200.00          1
                                       8.500          1,900.75        103
                                       8.250          1,900.75
    PEARL CITY       HI   96782          1            07/05/01         23
    0432992113                           05           09/01/01          0
    06107801                             O            08/01/31
    0


    5118745          642/G01             F           90,950.00         ZZ
                                         360         90,950.00          1
                                       9.250            748.22        107
                                       9.000            748.22
    MARLOW           OK   73055          1            07/09/01         23
    0432992386                           05           09/01/01          0
    06159701                             O            08/01/31
    0


    5119147          K15/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       9.750          1,327.39        103
                                       9.500          1,327.39
    ROCKFORD         MN   55373          1            07/19/01         23
    0433006186                           05           09/01/01          0
1


    1                                    O            08/01/31
    0


    5119264          U35/G01             F           87,550.00         ZZ
                                         360         87,550.00          1
                                      12.750            951.40        103
                                      12.500            951.40
    OSHKOSH          WI   54902          1            07/20/01         23
    0433012606                           05           09/01/01          0
    STOWE                                O            08/01/31
    0


    5122086          E22/G01             F           70,555.00         ZZ
                                         360         70,555.00          1
                                      11.750            712.19        103
                                      11.250            712.19
    BROOKLYN         IN   46111          1            07/12/01         23
    0412587735                           05           09/01/01          0
    0412587735                           O            08/01/31
    0


    5122090          E22/G01             F           84,850.00         ZZ
                                         360         84,850.00          1
                                      10.250            760.34        100
                                      10.000            760.34
    ROME             GA   30173          1            07/12/01         23
    0412734238                           05           09/01/01          0
    0412734238                           O            08/01/31
    0


    5122095          E22/G01             F          124,950.00         ZZ
                                         360        124,950.00          1
                                      10.375          1,131.31        100
                                      10.125          1,131.31
    KENNER           LA   70065          1            07/12/01         23
    0412749285                           05           09/01/01          0
    0412749285                           O            08/01/31
    0


    5122119          E22/G01             F           65,400.00         ZZ
                                         360         65,400.00          1
                                      10.000            573.93        103
                                       9.750            573.93
    RUSSIAVILLE      IN   46979          1            07/12/01         23
    0412803520                           05           09/01/01          0
    0412803520                           O            08/01/31
    0


1


    5122120          E22/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       8.750          1,038.44        107
                                       8.250          1,038.44
    RICHMOND         TX   77469          1            07/12/01         23
    0412805343                           03           09/01/01          0
    0412805343                           O            08/01/31
    0


    5122121          E22/G01             F          127,000.00         ZZ
                                         360        127,000.00          1
                                       9.375          1,056.32        100
                                       8.875          1,056.32
    SUNRISE          FL   33322          1            07/12/01         23
    0412806861                           05           09/01/01          0
    0412806861                           O            08/01/31
    0


    5122126          E22/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       9.250          2,262.36        100
                                       9.000          2,262.36
    HAYWARD          CA   94544          1            07/06/01         23
    0412810889                           05           09/01/01          0
    0412810889                           O            08/01/31
    0


    5122198          E82/G01             F           81,850.00         ZZ
                                         360         81,850.00          1
                                       9.750            703.22        102
                                       9.500            703.22
    KANSAS CITY      MO   64119          1            07/13/01         23
    0400452512                           05           09/01/01          0
    0400452512                           O            08/01/31
    0


    5122542          Q64/G01             F          127,900.00         ZZ
                                         360        127,835.41          1
                                       9.375          1,063.81        100
                                       9.125          1,063.81
    STOCKBRIDGE      GA   30281          1            07/02/01         23
    0433009891                           03           08/01/01          0
    0102133501                           O            07/01/31
    0


    5122607          Q64/G01             F          256,690.00         ZZ
                                         360        256,553.39          1
                                       9.125          2,088.52        107
                                       8.875          2,088.52
1


    GREENWOOD        IN   46143          1            06/29/01         23
    0433015989                           05           08/01/01          0
    0102022308                           O            07/01/31
    0


    5125629          Q01/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                      10.375            839.31        103
                                      10.125            839.31
    TOLEDO           OH   43611          1            07/17/01         23
    0433032679                           05           09/01/01          0
    682634                               O            08/01/31
    0


    5127078          T24/G01             F          100,200.00         ZZ
                                         360        100,143.82          1
                                       8.875            797.24        106
                                       8.625            797.24
    BEL AIR          MD   21014          1            06/15/01         23
    0432996643                           09           08/01/01          0
    713                                  O            07/01/31
    0


    5128043          642/G01             F          158,350.00         ZZ
                                         360        158,350.00          1
                                       8.875          1,259.90        107
                                       8.625          1,259.90
    SUITLAND         MD   20746          5            07/09/01         23
    0433006921                           05           09/01/01          0
    060148801                            O            08/01/31
    0


    5132585          E82/G01             F          185,250.00         ZZ
                                         360        185,250.00          1
                                       9.125          1,507.26         95
                                       8.875          1,507.26
    NEW HOPE         MN   55427          1            07/13/01         23
    0400441192                           05           09/01/01          0
    0400441192                           O            08/01/31
    0


    5132764          E22/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       9.250            888.49        100
                                       9.000            888.49
    SACRAMENTO       CA   95818          1            07/05/01         23
    0412748469                           05           09/01/01          0
    0412748469                           O            08/01/31
    0
1




    5132778          E22/G01             F          124,700.00         ZZ
                                         360        124,700.00          1
                                       9.500          1,048.55        100
                                       9.250          1,048.55
    GARDNER          KS   66030          1            07/13/01         23
    0412765471                           05           09/01/01          0
    0412765471                           O            08/01/31
    0


    5132794          E22/G01             F          212,900.00         ZZ
                                         360        212,900.00          1
                                       9.125          1,732.22        107
                                       8.875          1,732.22
    PLACERVILLE      CA   95667          1            07/09/01         23
    0412780165                           05           09/01/01          0
    0412780165                           O            08/01/31
    0


    5132816          E22/G01             F           63,850.00         ZZ
                                         360         63,850.00          1
                                      11.750            644.51        103
                                      11.250            644.51
    BARTONVILLE      IL   61607          1            07/13/01         23
    0412793788                           05           09/01/01          0
    0412793788                           O            08/01/31
    0


    5132819          E22/G01             F           87,550.00         ZZ
                                         360         87,550.00          1
                                       9.500            736.17        103
                                       9.000            736.17
    NORTH HIGHLANDS  CA   95660          1            07/05/01         23
    0412795171                           05           09/01/01          0
    0412795171                           O            08/01/31
    0


    5132822          E22/G01             F           27,483.00         ZZ
                                         360         27,483.00          1
                                       9.250            226.10         95
                                       9.000            226.10
    EIGHT MILE       AL   36613          1            07/16/01         23
    0412800187                           05           09/01/01          0
    0412800187                           N            08/01/31
    0


    5132825          E22/G01             F          249,727.00         ZZ
                                         360        249,727.00          1
1


                                       9.000          2,009.36         99
                                       8.750          2,009.36
    FREDERICK        CO   80504          1            07/13/01         23
    0412804890                           05           09/01/01          0
    0412804890                           O            08/01/31
    0


    5132826          E22/G01             F          193,100.00         ZZ
                                         360        193,100.00          1
                                       9.000          1,553.73        103
                                       8.750          1,553.73
    NASHVILLE        TN   37204          1            07/13/01         23
    0412805533                           05           09/01/01          0
    0412805533                           O            08/01/31
    0


    5132831          E22/G01             F          151,900.00         ZZ
                                         360        151,900.00          1
                                      10.250          1,361.18        100
                                       9.750          1,361.18
    HOBE SOUND       FL   33455          1            07/13/01         23
    0412810442                           03           09/01/01          0
    0412810442                           O            08/01/31
    0


    5132839          E22/G01             F          163,910.00         ZZ
                                         360        163,910.00          1
                                       8.750          1,289.48        103
                                       8.500          1,289.48
    FT COLLINS       CO   80524          1            07/13/01         23
    0412818338                           03           09/01/01          0
    0412818338                           O            08/01/31
    0


    5132840          E22/G01             F          158,517.00         ZZ
                                         360        158,517.00          1
                                       9.750          1,361.91        103
                                       9.500          1,361.91
    WELLINGTON       FL   33414          1            07/13/01         23
    0412819526                           03           09/01/01          0
    0412819526                           O            08/01/31
    0


    5132842          E22/G01             F           77,900.00         ZZ
                                         360         77,900.00          1
                                       9.500            655.03         95
                                       9.000            655.03
    DALLAS           TX   75228          1            07/13/01         23
    0412820888                           05           09/01/01          0
1


    0412820888                           O            08/01/31
    0


    5132846          E22/G01             F           79,200.00         ZZ
                                         360         79,200.00          1
                                       8.875            630.15        103
                                       8.625            630.15
    FLORENCE         AL   35630          1            07/13/01         23
    0412824823                           05           09/01/01          0
    0412824823                           O            08/01/31
    0


    5132847          E22/G01             F          153,450.00         ZZ
                                         360        153,450.00          1
                                       9.250          1,262.40        103
                                       9.000          1,262.40
    AURORA           CO   80015          1            07/13/01         23
    0412825952                           09           09/01/01          0
    0412825952                           O            08/01/31
    0


    5133006          737/G01             F          149,900.00         ZZ
                                         360        149,900.00          1
                                       9.625          1,274.13        100
                                       9.375          1,274.13
    PHOENIX          AZ   85032          1            07/02/01         23
    0432995009                           05           09/01/01          0
    2029618                              O            08/01/31
    0


    5134209          Q78/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
                                       9.240          1,232.93        107
                                       8.990          1,232.93
    LOGAN            UT   84321          5            07/05/01         23
    0433001161                           05           09/01/01          0
    688208                               O            08/01/16
    0


    5134499          Q78/G01             F           97,000.00         ZZ
                                         360         96,948.37          2
                                       9.125            789.23        106
                                       8.875            789.23
    KANSAS CITY      KS   66103          1            06/11/01         23
    0433003829                           05           08/01/01          0
    686414                               O            07/01/31
    0


1


    5134979          Q78/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                       9.625            636.65        107
                                       9.375            636.65
    OSHKOSH          WI   54902          1            07/03/01         23
    0433004165                           05           09/01/01          0
    685435                               O            08/01/31
    0


    5135165          Q78/G01             F          169,950.00         ZZ
                                         360        169,950.00          1
                                      10.375          1,538.74        103
                                      10.125          1,538.74
    DOUGLASVILLE     GA   30135          5            07/02/01         23
    0433003670                           03           09/01/01          0
    687705                               O            08/01/31
    0


    5136273          624/G01             F          149,201.00         ZZ
                                         360        149,201.00          1
                                       9.000          1,200.50        103
                                       8.750          1,200.50
    LEMOORE          CA   93245          1            07/19/01         23
    0433007077                           05           09/01/01          0
    36500313493F                         O            08/01/31
    0


    5138397          E86/G01             F          147,340.00         ZZ
                                         360        147,340.00          1
                                       9.125          1,198.81        106
                                       8.875          1,198.81
    MUNDELEIN        IL   60060          1            07/20/01         23
    0433013901                           05           09/01/01          0
    0000122251                           O            08/01/31
    0


    5138406          642/G01             F          221,450.00         ZZ
                                         360        221,450.00          1
                                      10.500          2,025.69        103
                                      10.250          2,025.69
    NORTH HILLS      CA   91343          1            07/11/01         23
    0433008844                           01           09/01/01          0
    05005901                             O            08/01/31
    0


    5141496          E22/G01             F          250,000.00         ZZ
                                         360        250,000.00          2
                                       9.375          2,079.37        100
                                       9.125          2,079.37
1


    BELLEVILLE       NJ   07109          1            07/16/01         23
    0412648909                           05           09/01/01          0
    0412648909                           O            08/01/31
    0


    5141497          E22/G01             F           78,450.00         ZZ
                                         360         78,450.00          1
                                      10.000            688.45        100
                                       9.500            688.45
    COVINGTON        KY   41015          1            07/16/01         23
    0412653503                           05           09/01/01          0
    0412653503                           O            08/01/31
    0


    5141527          E22/G01             F          117,400.00         ZZ
                                         360        117,400.00          1
                                       9.750          1,008.65        103
                                       9.250          1,008.65
    BILLINGS         MT   59101          2            07/10/01         23
    0412753816                           05           09/01/01          0
    0412753816                           O            08/01/31
    0


    5141563          E22/G01             F          159,850.00         ZZ
                                         360        159,850.00          1
                                       8.875          1,271.84        100
                                       8.375          1,271.84
    KENNEWICK        WA   99337          1            07/03/01         23
    0412783847                           05           09/01/01          0
    0412783847                           O            08/01/31
    0


    5141570          E22/G01             F          242,000.00         ZZ
                                         360        242,000.00          1
                                       9.250          1,990.87        100
                                       9.000          1,990.87
    ROSEVILLE        CA   95678          1            07/11/01         23
    0412788440                           05           09/01/01          0
    0412788440                           O            08/01/31
    0


    5141577          E22/G01             F          107,910.00         ZZ
                                         360        107,910.00          1
                                       9.375            897.54         99
                                       8.875            897.54
    BOCA RATON       FL   33428          1            07/16/01         23
    0412791998                           09           09/01/01          0
    0412791998                           O            08/01/31
    0
1




    5141586          E22/G01             F           89,000.00         ZZ
                                         360         89,000.00          1
                                       9.375            740.26        100
                                       9.125            740.26
    SYLACAUGA        AL   35150          9            07/10/01         23
    0412800195                           05           09/01/01          0
    0412800195                           O            08/01/31
    0


    5141613          E22/G01             F           69,000.00         ZZ
                                         360         69,000.00          1
                                       8.125            512.32        100
                                       7.875            512.32
    ORANGE BEACH     AL   36561          1            07/16/01         23
    0412823247                           05           09/01/01          0
    0412823247                           O            08/01/31
    0


    5143940          964/G01             F          224,977.00         ZZ
                                         360        224,977.00          2
                                       8.750          1,769.90        100
                                       8.500          1,769.90
    SILVERTHORNE     CO   80498          1            07/24/01         23
    0433016128                           05           09/01/01          0
    134789                               O            08/01/31
    0


    5147243          642/G01             F          163,710.00         ZZ
                                         360        163,710.00          1
                                      10.500          1,497.52        107
                                      10.250          1,497.52
    LIVONIA          MI   48150          1            07/06/01         23
    0433000189                           05           09/01/01          0
    06161701                             O            08/01/31
    0


    5149482          964/G01             F          137,300.00         ZZ
                                         360        137,300.00          1
                                       8.500          1,055.72         95
                                       8.250          1,055.72
    LAS VEGAS        NV   89134          1            07/20/01         23
    0433034386                           03           09/01/01          0
    135986                               N            08/01/31
    0


    5149945          E22/G01             F           80,750.00         ZZ
                                         360         80,750.00          1
1


                                       8.500            620.90         95
                                       8.250            620.90
    DECATUR          GA   30033          1            07/17/01         23
    0412733800                           05           09/01/01          0
    0412733800                           N            08/01/31
    0


    5149946          E22/G01             F          126,200.00         T
                                         360        126,200.00          1
                                       9.750          1,084.25        100
                                       9.250          1,084.25
    EAGLE POINT      OR   97524          1            07/06/01         23
    0412736068                           05           09/01/01          0
    0412736068                           O            08/01/31
    0


    5149965          E22/G01             F          269,200.00         ZZ
                                         360        269,036.91          1
                                       8.500          2,069.92         95
                                       8.000          2,069.92
    RIO VISTA        CA   94571          1            06/28/01         23
    0412768954                           03           08/01/01          0
    0412768954                           N            07/01/31
    0


    5149966          E22/G01             F           95,300.00         ZZ
                                         360         95,300.00          1
                                       9.500            801.33        103
                                       9.000            801.33
    MEMPHIS          TN   38134          1            07/17/01         23
    0412770422                           05           09/01/01          0
    0412770422                           O            08/01/31
    0


    5150018          E22/G01             F          195,000.00         ZZ
                                         360        195,000.00          1
                                      12.500          2,081.15        100
                                      12.000          2,081.15
    CHARLOTTE        NC   28213          1            07/17/01         23
    0412810939                           03           09/01/01          0
    0412810939                           O            08/01/31
    0


    5150019          E22/G01             F          209,200.00         ZZ
                                         360        209,200.00          1
                                       9.250          1,721.04        107
                                       9.000          1,721.04
    WEST SACRAMENTO  CA   95691          1            07/11/01         23
    0412811432                           05           09/01/01          0
1


    0412811432                           O            08/01/31
    0


    5150027          E22/G01             F          119,450.00         ZZ
                                         360        119,450.00          1
                                       9.000            961.12        103
                                       8.750            961.12
    PLAINS           PA   18705          1            07/17/01         23
    0412821761                           09           09/01/01          0
    0412821761                           O            08/01/31
    0


    5150031          E22/G01             F           74,950.00         ZZ
                                         360         74,950.00          2
                                       9.375            623.40        100
                                       9.125            623.40
    DAYTON           OH   45405          1            07/17/01         23
    0412826216                           05           09/01/01          0
    0412826216                           O            08/01/31
    0


    5150039          E22/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       9.375          1,285.05        103
                                       9.125          1,285.05
    ROYAL OAK        MI   48073          1            07/17/01         23
    0412836009                           05           09/01/01          0
    0412836009                           O            08/01/31
    0


    5151303          K15/G01             F          112,600.00         ZZ
                                         360        112,600.00          1
                                      12.500          1,201.73        103
                                      12.250          1,201.73
    LAFAYETTE        GA   30728          5            07/24/01         23
    0433018892                           05           09/01/01          0
    14505302212                          O            08/01/31
    0


    5153210          E47/G01             F          128,400.00         ZZ
                                         360        128,338.48          1
                                       9.625          1,091.39        107
                                       9.375          1,091.39
    OREM             UT   84057          2            06/22/01         23
    0433038148                           05           08/01/01          0
    4324049426                           O            07/01/31
    0


1


    5157871          N46/G01             F          278,500.00         ZZ
                                         360        278,500.00          1
                                       9.250          2,291.15        100
                                       9.000          2,291.15
    SUMMERFIELD      NC   27358          1            07/11/01         23
    0433016482                           05           09/01/01          0
    103086                               O            08/01/31
    0


    5158274          N67/G01             F           32,200.00         ZZ
                                         360         32,200.00          1
                                       8.750            253.32         95
                                       8.500            253.32
    FORT WORTH       TX   76105          1            07/06/01         23
    0433019486                           05           09/01/01          0
    1160004680                           N            08/01/31
    0


    5159155          147/G01             F          101,543.00         ZZ
                                         360        101,422.65          1
                                       8.625            789.80        107
                                       8.375            789.80
    REDFORD          MI   48239          1            05/31/01         23
    0433022894                           05           07/01/01          0
    10422281                             O            06/01/31
    0


    5159167          B28/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       9.375          1,630.23        100
                                       9.125          1,630.23
    DENVER           CO   80222          1            07/24/01         23
    0433025350                           05           09/01/01          0
    0107050003                           O            08/01/31
    0


    5163738          U35/G01             F           83,430.00         ZZ
                                         360         83,430.00          1
                                       9.375            693.93        103
                                       9.125            693.93
    TOMAH            WI   54660          1            07/25/01         23
    0433014966                           05           09/01/01          0
    TESSMAN                              O            08/01/31
    0


    5163780          G75/G01             F          288,900.00         ZZ
                                         360        288,900.00          1
                                       8.750          2,272.78        107
                                       8.500          2,272.78
1


    WOODBRIDGE       VA   22193          1            07/13/01         23
    0432998961                           03           09/01/01          0
    1                                    O            08/01/31
    0


    5164051          W39/G01             F           91,150.00         ZZ
                                         360         91,094.79          1
                                       8.500            700.86        103
                                       8.250            700.86
    BATON ROUGE      LA   70819          2            06/25/01         23
    0433035516                           05           08/01/01          0
    991157                               O            07/01/31
    0


    5166290          E22/G01             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       9.250            678.71        100
                                       9.000            678.71
    MADISON          CT   06443          1            07/18/01         23
    0412757551                           01           09/01/01          0
    0412757551                           O            08/01/31
    0


    5166301          E22/G01             F          321,000.00         ZZ
                                         360        321,000.00          1
                                       8.750          2,525.31        107
                                       8.500          2,525.31
    SAN LORENZO      CA   94580          1            07/11/01         23
    0412774796                           05           09/01/01          0
    0412774796                           O            08/01/31
    0


    5166322          E22/G01             F           84,530.00         ZZ
                                         360         84,530.00          1
                                       9.250            695.41        107
                                       9.000            695.41
    OAK LAWN         IL   60453          1            07/18/01         23
    0412790693                           01           09/01/01          0
    0412790693                           O            08/01/31
    0


    5166342          E22/G01             F           99,900.00         ZZ
                                         360         99,900.00          2
                                       8.500            768.14        100
                                       8.000            768.14
    YAKIMA           WA   98902          1            07/12/01         23
    0412807117                           05           09/01/01          0
    0412807117                           O            08/01/31
    0
1




    5166365          E22/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.750            786.70        100
                                       8.250            786.70
    EDGEWATER        FL   32141          1            07/18/01         23
    0412834996                           05           09/01/01          0
    0412834996                           O            08/01/31
    0


    5166500          E22/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                       9.875            804.96        103
                                       9.625            804.96
    WATERFORD        MI   48329          1            07/19/01         23
    0412782518                           05           09/01/01          0
    0412782518                           O            08/01/31
    0


    5166530          E22/G01             F          319,300.00         ZZ
                                         360        319,300.00          1
                                       9.125          2,597.93        103
                                       8.875          2,597.93
    ELK GROVE        CA   95758          1            07/16/01         23
    0412826208                           05           09/01/01          0
    0412826208                           O            08/01/31
    0


    5166606          E82/G01             F          231,750.00         ZZ
                                         360        231,750.00          1
                                       9.125          1,885.59        102
                                       8.875          1,885.59
    SIMPSONVILLE     SC   29680          1            07/20/01         23
    0400465423                           05           09/01/01          0
    0400465423                           O            08/01/31
    0


    5166924          642/G01             F          240,400.00         ZZ
                                         360        240,400.00          1
                                       9.125          1,955.97        107
                                       8.875          1,955.97
    RANCHO CUCAMONG  CA   91701          1            07/07/01         23
    0433011145                           05           09/01/01          0
    06141801                             O            08/01/31
    0


    5166934          642/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
1


                                       9.375          2,911.12        103
                                       9.125          2,911.12
    JONESBORO        GA   30238          1            07/17/01         23
    0433011152                           05           09/01/01          0
    06129601                             O            08/01/31
    0


    5170572          Q78/G01             F           63,860.00         ZZ
                                         180         63,860.00          1
                                      10.500            584.16        100
                                      10.250            584.16
    DIXON            MO   65459          5            07/09/01         23
    0433014321                           05           09/01/01          0
    687459                               O            08/01/16
    0


    5171061          964/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
                                       9.000          1,206.93        100
                                       8.750          1,206.93
    SCOTTSDALE       AZ   85250          1            07/24/01         23
    0433035904                           05           09/01/01          0
    135143                               O            08/01/31
    0


    5172846          642/G01             F           94,928.00         T
                                         360         94,928.00          1
                                       9.125            772.37        105
                                       8.875            772.37
    SOUTH EUCLID     OH   44121          1            07/19/01         23
    0433008265                           05           09/01/01          0
    05042301                             O            08/01/31
    0


    5173113          Q78/G01             F          289,000.00         ZZ
                                         360        289,000.00          1
                                       8.990          2,323.29         97
                                       8.740          2,323.29
    BELTSVILLE       MD   20705          5            07/10/01         23
    0433020138                           03           09/01/01          0
    687970                               O            08/01/31
    0


    5176177          E22/G01             F           59,200.00         ZZ
                                         360         59,200.00          1
                                      11.625            591.91        103
                                      11.125            591.91
    JOLIET           IL   60433          1            07/20/01         23
    0412734170                           05           09/01/01          0
1


    0412734170                           O            08/01/31
    0


    5176188          E22/G01             F          170,000.00         ZZ
                                         360        170,000.00          2
                                       9.000          1,367.86        107
                                       8.750          1,367.86
    FITCHBURG        MA   01420          1            07/20/01         23
    0412760472                           05           09/01/01          0
    0412760472                           O            08/01/31
    0


    5176214          E22/G01             F          186,100.00         ZZ
                                         360        186,100.00          1
                                       9.500          1,564.83         99
                                       9.250          1,564.83
    WHITE LAKE       MI   48386          1            07/20/01         23
    0412790446                           05           09/01/01          0
    0412790446                           O            08/01/31
    0


    5176218          E22/G01             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       9.375          1,006.42        107
                                       9.125          1,006.42
    LINDENWOLD       NJ   08021          5            07/16/01         23
    0412793531                           05           09/01/01          0
    0412793531                           O            08/01/31
    0


    5176223          E22/G01             F           86,000.00         ZZ
                                         360         86,000.00          1
                                       8.875            684.25        102
                                       8.625            684.25
    WEST JEFFERSON   OH   43162          9            07/16/01         23
    0412798449                           05           09/01/01          0
    0412798449                           O            08/01/31
    0


    5176234          E22/G01             F          120,900.00         ZZ
                                         360        120,900.00          1
                                       9.500          1,016.59        100
                                       9.250          1,016.59
    NILES            MI   49120          1            07/23/01         23
    0412808776                           05           09/01/01          0
    0412808776                           O            08/01/31
    0


1


    5176253          E22/G01             F          105,100.00         ZZ
                                         360        105,100.00          1
                                       8.750            826.82        104
                                       8.500            826.82
    LEES SUMMIT      MO   64063          1            07/20/01         23
    0412820599                           05           09/01/01          0
    0412820599                           O            08/01/31
    0


    5176256          E22/G01             F          264,300.00         ZZ
                                         360        264,300.00          1
                                       9.375          2,198.31        100
                                       9.125          2,198.31
    DALLAS           TX   75287          1            07/20/01         23
    0412822116                           03           09/01/01          0
    0412822116                           O            08/01/31
    0


    5176270          E22/G01             F          118,650.00         ZZ
                                         360        118,650.00          1
                                       9.375            986.87         95
                                       9.125            986.87
    BERWYN           IL   60402          1            07/20/01         23
    0412836496                           05           09/01/01          0
    0412836496                           N            08/01/31
    0


    5185009          E22/G01             F           66,933.00         ZZ
                                         360         66,933.00          1
                                       9.250            550.64        100
                                       8.750            550.64
    DELRAY BEACH     FL   33444          1            07/23/01         23
    0412785446                           05           09/01/01          0
    0412785446                           O            08/01/31
    0


    5185516          642/G01             F           90,950.00         ZZ
                                         360         90,950.00          1
                                       9.125            740.00        107
                                       8.875            740.00
    MARLOW           OK   73055          1            07/20/01         23
    0433032281                           05           09/01/01          0
    06177001                             O            08/01/31
    0


    5188109          N67/G01             F          206,000.00         ZZ
                                         360        206,000.00          1
                                       9.250          1,694.71        100
                                       9.000          1,694.71
1


    SPRING VALLEY    CA   91977          1            07/02/01         23
    0433021136                           05           09/01/01          0
    1780007113                           O            08/01/31
    0


    5194314          E22/G01             F          339,190.00         ZZ
                                         360        339,190.00          1
                                       8.500          2,608.08        107
                                       8.000          2,608.08
    UNION CITY       CA   94587          1            07/13/01         23
    0412808362                           09           09/01/01          0
    0412808362                           O            08/01/31
    0


    5195400          N46/G01             F          129,450.00         ZZ
                                         360        129,450.00          1
                                       8.625          1,006.85        107
                                       8.375          1,006.85
    CHARLOTTE        NC   28212          5            07/26/01         23
    0433035797                           05           09/01/01          0
    200783                               O            08/01/31
    0


    5202448          E22/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
                                       8.625          2,450.04        105
                                       8.375          2,450.04
    PLEASANTON       CA   94588          1            07/19/01         23
    0412724569                           09           09/01/01          0
    0412724569                           O            08/01/31
    0


    5202618          U62/G01             F           72,100.00         ZZ
                                         360         72,100.00          1
                                       9.750            619.45        103
                                       9.500            619.45
    SYRACUSE         NY   13209          5            07/13/01         23
    0433011426                           05           09/01/01          0
    2001276822                           O            08/01/31
    0


    5203754          E86/G01             F          172,500.00         ZZ
                                         360        172,413.35          1
                                       9.400          1,437.90        100
                                       9.150          1,437.90
    MAYWOOD          CA   90270          1            06/26/01         23
    0433017860                           05           08/01/01          0
    0000123469                           O            07/01/31
    0
1




    5206077          U35/G01             F          174,000.00         ZZ
                                         360        174,000.00          1
                                       9.375          1,447.24        100
                                       9.125          1,447.24
    APPLETON         WI   54915          1            08/01/01         23
    0433032802                           05           09/01/01          0
    PYNCH                                O            08/01/31
    0


    5209125          Q64/G01             F           97,450.00         ZZ
                                         360         97,450.00          1
                                       9.000            784.11        105
                                       8.750            784.11
    ALEXANDRIA       VA   22309          1            07/20/01         23
    0433036472                           01           09/01/01          0
    0102192200                           O            08/01/31
    0


    5214279          N67/G01             F           81,800.00         ZZ
                                         180         81,755.32          1
                                       9.000            658.18        100
                                       8.750            658.18
    TINLEY PARK      IL   60477          1            06/29/01         23
    0433010899                           01           08/01/01          0
    3250005260                           O            07/01/16
    0


    5220567          P23/G01             F          145,520.00         ZZ
                                         360        145,520.00          1
                                       8.990          1,169.84        107
                                       8.740          1,169.84
    MECHANICSVILLE   VA   23111          1            07/16/01         23
    0433034519                           05           09/01/01          0
    WTL010002180                         O            08/01/31
    0


    5225449          562/G01             F          183,000.00         ZZ
                                         360        183,000.00          1
                                       9.375          1,522.11        100
                                       9.125          1,522.11
    LAKE PEEKSKILL   NY   10537          1            07/16/01         23
    0433017555                           05           09/01/01          0
    297011976                            O            08/01/31
    0


    5228777          E22/G01             F          155,100.00         ZZ
                                         360        155,100.00          1
1


                                       9.375          1,290.04        107
                                       9.125          1,290.04
    REDFIELD         AR   72132          5            07/25/01         23
    0412769952                           05           09/01/01          0
    0412769952                           O            08/01/31
    0


    5238576          286/G01             F          334,750.00         ZZ
                                         360        334,750.00          1
                                       9.000          2,693.48        103
                                       8.750          2,693.48
    HERNDON          VA   20171          1            07/20/01         23
    0433035979                           03           09/01/01          0
    0000335955                           O            08/01/31
    0


    5258230          U62/G01             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       8.625          1,213.35        107
                                       8.375          1,213.35
    LILBURN          GA   30047          5            07/18/01         23
    0433029634                           03           09/01/01          0
    2001268440                           O            08/01/31
    0

   TOTAL NUMBER OF LOANS   :      1,459

   TOTAL ORIGINAL BALANCE  :   215,243,566.00

   TOTAL PRINCIPAL BALANCE :   215,001,205.90

   TOTAL ORIGINAL P+I      :     1,799,062.39

   TOTAL CURRENT P+I       :     1,799,062.39


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE
DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below. Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Mortgage Loan Repurchased
"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.
     Enclosed Documents:        [] Promissory Note
                                [] Primary Insurance Policy
                                [] Mortgage or Deed of Trust
                                [] Assignment(s) of Mortgage or
                                       Deed of Trust
                                [] Title Insurance Policy
                                [] Other:
                                             ------------------------
--------------------                                      --------------------
Name                                                      Date
--------------------
Title

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) :ss.
COUNTY OF         )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he/she is a Director of _________________ (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, Class R-I, Class R-II and Class R- III (together, the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be, as of August 29, 2001, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                      H-1-1

               4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8.  The Owner's Taxpayer Identification Number is ______________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                      H-1-2

               13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code;

               14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

               (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                      H-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 20___.

                                            [NAME OF OWNER]


                                            By:_______________________
                                            Name:       [Name of Officer]
                                            Title:      [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


               Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ______ day of _________, 20___.



                                  NOTARY PUBLIC

                                            COUNTY  OF  STATE  OF My  Commission
                                            expires    the    _____    day    of
                                            ____________, 20____.

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                 ---------------, -----

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2001-RZ3, Class R-I, Class R-II and Class R-III

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser")
of $ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, Class R-I, Class R-II and Class R-III (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.


                                      H-2-1

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,



                                    (Seller)


                                            By:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




                                      H-2-2

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

                                 -------------------, ------


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, [Class R-I, Class R-II and Class R-III] [Class B] [Class SB]


Ladies and Gentlemen:

               _________________  (the  "Purchaser")  intends to  purchase  from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RZ3, [Class R-I, Class R-II and Class R-III] [Class B] [Class SB] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                    1. The Purchaser  understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                    2. The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                    3. The Purchaser is (a) a substantial, sophisticated [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                    4. The Purchaser  has been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                    5. The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar  security  with any  person in any  manner,  (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                          --------------
                                                   Name:
                                                          --------------
                                                   Title:
                                                          --------------

                                    EXHIBIT J

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ----------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, [Class R-I, Class R-II and
                      Class R-III] [Class B][Class SB]

Ladies and Gentlemen:

               In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, [Class R-I, Class R-II and Class R-III][Class B] [Class SB] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001 among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,


                                    (Seller)

                                            By:
                                                   --------------
                                            Name:
                                                   --------------
                                            Title:
                                                   --------------

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

          (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                                LIMITED GUARANTY

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2001-RZ3

                           ____________________, 20___

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of August 1, 2001 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and The Chase Manhattan Bank (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 11.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

     7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.
                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION
                                                   By:_____________________
                                                   Name:__________________
                                                   Title:___________________


Acknowledged by:
THE CHASE MANHATTAN BANK,
as Trustee

By:___________________
Name:________________
Title:_________________


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:___________________
Name:________________
Title:_________________

                                    EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                 ----------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                    (i) the  Mortgage  Loan is  secured  by  Mortgaged  Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                    (ii) the substance of the  assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                    (iii) the Mortgage Loan  following  the proposed  assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

                    (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                          Very truly yours,


                                                          (Lender)

                                                          By:
                                                                 ---------------
                                                          Name:
                                                                 ---------------
                                                          Title:
                                                                 ---------------

                                    EXHIBIT N

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:
                          =========================================
                          =========================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2001 among Residential Funding Corporation, as Master Servicer, Residential Asset Mortgage Products, Inc., as Depositor and Bank One, National Association, as trustee, pursuant to Section 5.02 of the Agreement, as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
        Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    Reserved]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.
__________________                                 ____________________
Print Name of Seller                               Print Name of Buyer
By:________________                                By:_________________
Name:                                              Name:
Title:                                             Title:
Taxpayer Identification:                           Taxpayer Identification:
No:__________________                              No:__________________

Date:__________________                            Date:__________________

                              ANNEX 1 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

        ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

        ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

          ____ Broker-Dealer.  The  Buyer is a  dealer  registered  pursuant  to
               Section 15 of the Securities Exchange Act of 1934.

        ____ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

        ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

        ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

          ____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

          ____ Business   Development   Depositor.   The  Buyer  is  a  business
               development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____     ____         Will the Buyer be purchasing the Rule 144A
Yes      No           Securities only for the Buyer's own account?

               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.
                                    ___________________________
                                    Print Name of Buyer
                                    By:     ___________________
                                      Name:
                                     Title:

                          Date: ______________________

                              ANNEX 2 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
                                            ____________________
                                            Print Name of Buyer
                                            By:__________________
                                      Name:
                                     Title:
                                            IF AN ADVISER:
                                            ________________________
                                            Print Name of Buyer

                                            Date: __________________

                                    EXHIBIT O

                              FORM OF ERISA LETTER

                                     --------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2001-RZ3

          Re:  Mortgage   Asset-Backed   Pass-Through    Certificates,    Series
               2001-RZ3[Class SB]

Ladies and Gentlemen:

_________________________   (the   "Purchaser")   intends   to   purchase   from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RZ3, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2001 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.
                                                   Very truly yours,


                                                   (Purchaser)
                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT P

                           ERISA REPRESENTATION LETTER

                                     [date]

Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor,
New York, New York 10001
Attention:  Residential Asset Mortgage Products Inc. Series 2001-RZ3

          Re: Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ3, Class M-__, Class B

Ladies and Gentlemen:

        [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates, issued under the pooling and servicing agreement, dated as of August 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee. All terms used in this ERISA Representation Letter and not otherwise defined shall have the meanings set forth in the pooling and servicing agreement.

        The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
covenants with the Seller, the trustee and the master servicer that, either:

              (a) The Purchaser is not an ERISA plan, or any other person, including an investment manager, a named fiduciary or a trustee of any Plan, acting, directly or indirectly, on behalf of or purchasing any certificate with "plan assets" of any ERISA plan within the meaning of the DOL regulation at 29 C.F.R. ss.2510.3-101; or

              (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the trustee and the master servicer that the Purchaser will not transfer the certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or (b) above.

                                                   Very truly yours,

                                                   By:  ___________________
                                                   Name:__________________
                                                   Title:_________________